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                       STATEMENT OF ADDITIONAL INFORMATION

                                STI CLASSIC FUNDS

                  OCTOBER 1, 2004, AS REVISED FEBRUARY 10, 2005

                               INVESTMENT ADVISER:
                         TRUSCO CAPITAL MANAGEMENT, INC.
                                 (THE "ADVISER")

This Statement of Additional Information ("SAI") is not a prospectus. It is intended to provide additional information regarding the activities and operations of the Classic Institutional Money Market and Bond Funds of the STI Classic Funds (the "Trust"). This SAI relates to the following series of the Trust (each a "Fund" and collectively, the "Funds"):

             CLASSIC INSTITUTIONAL CASH MANAGEMENT MONEY MARKET FUND
       CLASSIC INSTITUTIONAL U.S. GOVERNMENT SECURITIES MONEY MARKET FUND
        CLASSIC INSTITUTIONAL U.S. TREASURY SECURITIES MONEY MARKET FUND
                  CLASSIC INSTITUTIONAL HIGH QUALITY BOND FUND
                   CLASSIC INSTITUTIONAL SHORT-TERM BOND FUND
               CLASSIC INSTITUTIONAL SUPER SHORT INCOME PLUS FUND
                  CLASSIC INSTITUTIONAL TOTAL RETURN BOND FUND
       CLASSIC INSTITUTIONAL U.S. GOVERNMENT SECURITIES SUPER SHORT INCOME
                                   PLUS FUND

This SAI is incorporated by reference into, and should be read in conjunction with, the Funds' prospectuses dated October 1, 2004. Capitalized terms not defined herein are defined in the prospectuses. A prospectus may be obtained by writing to the Trust or calling toll-free 1-800-428-6970.

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                                TABLE OF CONTENTS

THE TRUST...............................................................................................................    1
DESCRIPTION OF PERMITTED INVESTMENTS....................................................................................    1
INVESTMENT LIMITATIONS..................................................................................................   24
THE ADVISER.............................................................................................................   26
THE ADMINISTRATOR.......................................................................................................   27
THE DISTRIBUTOR.........................................................................................................   28
THE TRANSFER AGENT......................................................................................................   31
THE CUSTODIAN...........................................................................................................   31
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...........................................................................   31
LEGAL COUNSEL...........................................................................................................   31
TRUSTEES AND OFFICERS OF THE TRUST......................................................................................   31
PURCHASING AND REDEEMING SHARES.........................................................................................   35
DETERMINATION OF NET ASSET VALUE........................................................................................   36
TAXES      .............................................................................................................   37
FUND TRANSACTIONS.......................................................................................................   39
PORTFOLIO TURNOVER RATE.................................................................................................   45
DESCRIPTION OF SHARES...................................................................................................   45
VOTING RIGHTS...........................................................................................................   45
SHAREHOLDER LIABILITY...................................................................................................   46
LIMITATION OF TRUSTEES' LIABILITY.......................................................................................   46
CODES OF ETHICS.........................................................................................................   46
PROXY VOTING............................................................................................................   46
5% AND 25% SHAREHOLDERS.................................................................................................   47
FINANCIAL STATEMENTS....................................................................................................   49
APPENDIX A - DESCRIPTION OF RATINGS.....................................................................................  A-1
APPENDIX B - PROXY VOTING SUMMARIES.....................................................................................  B-1

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      THE TRUST

Each Fund is a separate series of the Trust, an open-end management investment company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated January 15, 1992. The Declaration of Trust permits the Trust to offer separate series (each a "Fund" and collectively, the "Funds") of units of beneficial interest ("shares") and different classes of shares of each Fund. The Trust reserves the right to create and issue shares of additional funds and/or classes. This SAI relates to shares of the Classic Institutional High Quality Bond Fund, Classic Institutional Short-Term Bond Fund, Classic Institutional Super Short Income Plus Fund, Classic Institutional Total Return Bond Fund and Classic Institutional U.S. Government Securities Super Short Income Plus Fund, which are offered through three separate classes (Institutional Shares, L Shares and T Shares), shares of the Classic Institutional U.S. Treasury Securities Money Market Fund, which are offered through two separate classes (Corporate Trust Shares and Institutional Shares), and shares of the Classic Institutional Cash Management Money Market Fund and Classic Institutional U.S. Government Securities Money Market Fund, which are offered through a single class (Institutional Shares).

      DESCRIPTION OF PERMITTED INVESTMENTS

The Funds' respective investment objectives and principal investment strategies are described in the prospectuses. The following information supplements, and should be read in conjunction with, the prospectuses. Following are descriptions of the permitted investments and investment practices discussed in the Funds' "Investment Strategy" section and the associated risk factors. The Adviser will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with and permitted by the Funds' stated investment policies.

ASSET-BACKED SECURITIES. Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases, and credit card receivables and mortgage-like assets such as home equity loans or loans on manufactured housing. These securities may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the pay-down characteristics of the underlying financial assets which are passed through to the security holder. These securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pool of assets. Asset-backed securities may also be debt obligations, which are known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning these assets and issuing debt obligations.

Asset-backed securities are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and, for a certain period, by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. There is also the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities.

Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder.

BORROWING. As required by the Investment Company Act of 1940, as amended (the "1940 Act"), a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the

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Fund's assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, the Funds are authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund's total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The Funds are authorized to pledge portfolio securities as the Adviser deems appropriate in connection with any borrowings.

Borrowing may subject the Funds to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. The Funds may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money.

BRADY BONDS. A Brady Bond is a U.S. dollar denominated bond issued by an emerging market, particularly those in Latin America, and collateralized by U.S. Treasury zero-coupon bonds. In the event of a default on collateralized Brady Bonds for which obligations are accelerated, the collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course.

CERTIFICATES OF DEPOSIT. Certificates of deposit are interest bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

COMMERCIAL PAPER. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

CONVERTIBLE BONDS. Convertible bonds are bonds which may be converted, at the option of either the issuer or the holder, into a specified amount of common stock of the issuer, or in the case of exchangeable bonds, into the common stock of another corporation. Convertible bonds are generally subordinate to other publicly held debt of the issuer, and therefore typically have a lower credit rating than non-convertible debt of the issuer. Convertible bonds generally carry a lower coupon rate than the issuer would otherwise pay at issuance in exchange for the conversion feature. In addition to the interest rate risk factors generally associated with fixed income investments, the market risk of a convertible bond is determined by changes in the credit quality of the issuer and price changes and volatility of the stock into which the bond may be converted. The conversion feature may cause a convertible bond to be significantly more volatile than other types of fixed income investments. Convertible bonds for which the value of the conversion feature is deemed worthless are generally referred to as "busted" convertibles, and risk associated more closely approximates that of similar debt without the conversion feature.

CUSTODIAL RECEIPTS. A custodial receipt represents an indirect interest in a tax-exempt bond that is deposited with a custodian. For example, custodial receipts may be used to permit the sale of the deposited bond in smaller denominations than would otherwise be permitted. Frequently, custodial receipts are issued to attach bond insurance or other forms of credit enhancement to the deposited tax-

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exempt bond. Note, because a "separate security" is not created by the issuance of a receipt, many of the tax advantages bestowed upon holders of the deposited tax-exempt bond are also conferred upon the custodial receipt holder.

DEBT SECURITIES. Debt securities (e.g., bonds, notes, debentures) represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.

DOLLAR ROLLS. Dollar rolls are transactions in which securities are sold for delivery in the current month and the seller contracts to repurchase substantially similar securities on a specified future date. Any difference between the sale price and the purchase price (plus interest earned on the cash proceeds of the sale) is applied against the past interest income on the securities sold to arrive at an implied borrowing rate.

Dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security.

If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into dollar rolls include the risk that the value of the security may change adversely over the term of the dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held. To avoid any leveraging concerns, the Fund will maintain U.S. government or other liquid assets in an amount sufficient to cover its repurchase obligation.

EQUIPMENT TRUST CERTIFICATES ("ETCS"). ETCs are issued by a trust formed to finance large purchases of equipment, such as airplanes, at favorable interest rates. Legal title on such equipment is held by a trustee. The trustee leases the equipment and sells ETCs at a small discount to the purchase price of the equipment. The lease payments are then used to pay principal and interest to the ETC holders.

EXCHANGE TRADED FUNDS ("ETFS"). ETFs are investment companies whose shares are bought and sold on a securities exchange. An ETF holds a portfolio of securities designed to track a particular market segment or index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly. (See also "Investment Company Shares" below).

EURODOLLAR AND YANKEE DOLLAR OBLIGATIONS. Eurodollar obligations are U.S. dollar denominated obligations issued outside the United States by non-U.S. corporations or other entities. Yankee dollar obligations are U.S. dollar denominated obligations issued in the United States by non-U.S. corporations or other entities. Yankee obligations are subject to the same risks that pertain to the domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Yankee obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization or foreign issuers.

FIXED INCOME SECURITIES. Fixed income securities are debt obligations issued by corporations, municipalities and other borrowers. The market value of fixed income investments will change in

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response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal will also affect the value of these investments. Changes in the value of portfolio securities will not affect cash income derived from these securities but will affect the Funds' net asset value.

FLOATING RATE INSTRUMENTS. Floating rate instruments have a rate of interest that is set as a specific percentage of a designated base rate (such as LIBOR). Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must, in the Adviser's opinion be equivalent to the long-term bond or commercial paper ratings stated in the prospectus. The Adviser will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand.

FOREIGN SECURITIES. Foreign securities may include U.S. dollar denominated obligations or securities of foreign issuers denominated in other currencies. Possible investments include obligations of foreign corporations and other entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, European Certificates of Deposit, European Time Deposits, European Bankers' Acceptances, Canadian Time Deposits, Europaper and Yankee Certificates of Deposit, and investments in Canadian Commercial Paper and foreign securities. These instruments have investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. These risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. These investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

In making investment decisions for the Funds, the Adviser evaluates the risks associated with investing Fund assets in a particular country, including risks stemming from a country's financial infrastructure and settlement practices; the likelihood of expropriation, nationalization or confiscation of invested assets; prevailing or developing custodial practices in the country; the country's laws and regulations regarding the safekeeping, maintenance and recovery of invested assets, the likelihood of government-imposed exchange control restrictions which could impair the liquidity of Fund assets maintained with custodians in that country, as well as risks from political acts of foreign governments ("country risks"). Of course, the Adviser cannot assure that the Fund will not suffer losses resulting from investing in foreign countries.

Holding Fund assets in foreign countries through specific foreign custodians presents additional risks, including but not limited to the risks that a particular foreign custodian or depository will not exercise proper care with respect to Fund assets or will not have the financial strength or adequate practices and procedures to properly safeguard Fund assets.

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By investing in foreign securities, the Funds attempt to take advantage of differences between both economic trends and the performance of securities markets in the various countries, regions and geographic areas as prescribed by each Fund's investment objective and policies. During certain periods the investment return on securities in some or all countries may exceed the return on similar investments in the United States, while at other times the investment return may be less than that on similar U.S. securities. The international investments of a Fund may reduce the effect that events in any one country or geographic area will have on its investment holdings. Of course, negative movement by a Fund's investments in one foreign market represented in its portfolio may offset potential gains from the Fund's investments in another country's markets.

Emerging countries are all countries that are considered to be developing or emerging countries by the World Bank or the International Finance Corporation, as well as countries classified by the United Nations or otherwise regarded by the international financial community as developing.

FORWARD FOREIGN CURRENCY CONTRACTS. Forward foreign currency contracts involve obligations to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract. A Fund may also enter into a contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in the foreign currency. A Fund may realize a gain or loss from currency transactions.

FUTURES AND OPTIONS ON FUTURES. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission ("CFTC"). A Fund may use futures contracts and related options for bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent a Fund uses futures and/or options on futures, it will do so in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). The Trust, on behalf of each Fund, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 and therefore, no Fund is subject to registration or regulation as a commodity pool operator under the CEA.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position in order to limit leveraging and related risks. A long position is established when the Adviser purchases a stock outright and a short position is established when the Adviser sells a security that it has borrowed. To cover its position, a Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position in a manner consistent with the 1940 Act or the rules and Securities and Exchange Commission (the "SEC"), interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage which the Fund may undertake and on the

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potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the fund arising from such investment activities.

A Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. A Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

A Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. A Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. A Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with a Fund's use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure.

GUARANTEED INVESTMENT CONTRACTS (GICS). A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the issuer, and the contract is paid at maturity from the general assets of the issuer. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest at either a fixed, variable or floating rate. Generally, GICs are not assignable or transferable without the permission of the issuing insurance company. For this reason, an active secondary market in GICs does not currently exist and GICs are considered to be illiquid investments.

HEDGING TECHNIQUES. Hedging is an investment strategy designed to offset investment risks. Hedging activities include, among other things, the use of options and futures. There are risks associated with hedging activities, including: (i) the success of a hedging strategy may depend on an ability to predict

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movements in the prices of individual securities, fluctuations in markets, and movements in interest rates; (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and option on futures; (iii) there may not be a liquid secondary market for a futures contract or option; and (iv) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

HIGH YIELD SECURITIES. High yield securities, commonly referred to as junk bonds, are debt obligations rated below investment grade, i.e., below BBB by Standard & Poor's Ratings Group ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's"), or their unrated equivalents. The risks associated with investing in high yield securities include:

(i) High yield, lower rated bonds involve greater risk of default or price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness.

(ii) The market for high risk, high yield securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

(iii) Market prices for high risk, high yield securities may also be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high risk, high yield securities may move independently of interest rates and the overall bond market.

(iv) The market for high risk, high yield securities may be adversely affected by legislative and regulatory developments.

HIGH YIELD FOREIGN SOVEREIGN DEBT SECURITIES. Investing in fixed and floating rate high yield foreign sovereign debt securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in countries that issue the securities. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts.

ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust's Board of Trustees. Despite such good faith efforts to determine fair

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value prices, the Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a fund. Under the supervision of the Trust's Board of Trustees, the Adviser determines the liquidity of the Fund's investments. In determining the liquidity of the Fund's investments, the Adviser may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). A Fund will not invest more than 15% of its net assets in illiquid securities.

INVESTMENT COMPANY SHARES. The Funds may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Funds. The Funds' purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Funds' expenses. Under applicable regulations, unless an exception is available, the Funds are prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Funds own more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Funds' total assets; or
(3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Funds.

For hedging or other purposes, each Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs, are traded on a securities exchange. The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things. Examples of ETFs include SPDRs(R), Select Sector SPDRs(R), DIAMONDS(SM), NASDAQ 100 Shares, and iShares. Pursuant to an order issued by the SEC to iShares and procedures approved by the Board, each Fund may invest in iShares ETFs in excess of the 5% and 10% limits described above, provided that the Fund has described ETF investments in its prospectus and otherwise complies with the conditions of the SEC, as it may be amended, and any other applicable investment limitations.

INVESTMENT GRADE OBLIGATIONS. Investment grade obligations are fixed income obligations rated by one or more of the rating agencies in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by S&P or Fitch, Inc., or Aaa, Aa, A or Baa by Moody's or determined to be of equivalent quality by the Adviser). Securities rated BBB or Baa represent the lowest of four levels of investment grade obligations and are regarded as borderline between sound obligations and those in which the speculative element begins to predominate. Ratings assigned to fixed income securities represent only the opinion of the rating agency assigning the rating and are not dispositive of the credit risk associated with the purchase of a particular fixed income obligation. A Fund may hold unrated securities if the Adviser considers the risks involved in owning that security to be equivalent to the risks involved in holding an instrument grade security. Moreover, market risk also will affect the prices of even the highest rated fixed income obligation so that their prices may rise or fall even if the issuer's capacity to repay its obligation remains unchanged.

LEVERAGED BUYOUTS. The Fund may invest in leveraged buyout limited partnerships and funds that, in turn, invest in leveraged buyout transactions ("LBOs"). An LBO, generally, is an acquisition of an existing business by a newly formed corporation financed largely with debt assumed by such newly formed corporation to be later repaid with funds generated from the acquired company. Since most LBOs are by nature highly leveraged (typically with debt to equity ratios of approximately 9 to 1), equity investments in LBOs may appreciate substantially in value given only modest growth in the earnings or cash flow of the acquired business. Investments in LBO partnerships and funds, however, present a number of risks. Investments in LBO limited partnerships and funds will normally lack liquidity and may be subject to intense competition from other LBO limited partnerships and funds. Additionally, if the cash flow of the acquired company is insufficient to service the debt assumed in the LBO, the LBO limited partnership or fund could lose all or part of its investment in such acquired company.

LOAN PARTICIPATIONS. Loan participations are interests in loans to U.S. corporations which are administered by the lending bank or agent for a syndicate of lending banks. In a loan participation, the borrower corporation is the issuer of the participation interest except to the extent the Fund derives its rights from the intermediary bank. Because the intermediary bank does not guarantee a loan participation, a loan participation is subject to the credit risks associated with the underlying corporate borrower.

In the event of bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the intermediary bank. In addition, in the event the underlying corporate borrower fails to pay principal and interest when due, the Fund may be subject to delays, expenses, and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the borrower. Under the terms of a Loan Participation, the Fund may be regarded as a creditor of the intermediary bank (rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the intermediary bank may become insolvent.

The secondary market for loan participations is limited and any such participation purchased by the Fund may be regarded as illiquid.

MEDIUM-TERM NOTES. Medium-term notes are periodically or continuously offered corporate or agency debt that differs from traditionally underwritten corporate bonds only in the process by which they are issued.

MONEY MARKET SECURITIES. Money market securities include short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization ("NRSRO"), such as S&P or Moody's, or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described herein. For a description of ratings, see Appendix A to this SAI.

MORTGAGE-BACKED SECURITIES. Each Fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities ("MBS") are securities which represent ownership interests in, or are debt obligations secured entirely or primarily by, "pools" of residential or commercial mortgage loans or other asset-backed securities (the "Underlying Assets"). Such securities may be issued by such entities as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), commercial banks, savings and loan associations, mortgage banks, or by issuers that are affiliates of or sponsored by such entities. Obligations of GNMA are backed by the full faith and credit of the U.S. Government. Obligations of Fannie Mae and FHLMC are not backed by the full faith and credit of the U.S. Government, but are considered to be of high quality since they are considered to be instrumentalities of the United States. Each Fund will not purchase mortgage-backed securities that do not meet the above minimum credit standards. In the case of mortgage-backed securities representing ownership interests in the Underlying Assets, the principal and interest payments on the underlying mortgage loans are distributed monthly to the holders of the mortgage-backed securities. In the case of mortgage-backed securities representing debt obligations secured by the Underlying Assets, the principal and interest payments on the underlying mortgage loans, and any reinvestment income thereon, provide the funds to pay debt service on such mortgage-backed securities.

Certain mortgage-backed securities represent an undivided fractional interest in the entirety of the Underlying Assets (or in a substantial portion of the Underlying Assets, with additional interests junior to that of the mortgage-backed security), and thus have payment terms that closely resemble the payment terms of the Underlying Assets.

In addition, many mortgage-backed securities are issued in multiple classes. Each class of such multi-class mortgage-backed securities, often referred to as a "tranche", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayment on the Underlying Assets may cause the MBSs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all or most classes of the MBSs on a periodic basis, typically monthly or quarterly. The principal of and interest on the Underlying Assets may be allocated among the several classes of a series of a MBS in many different ways. In a relatively common structure, payments of principal (including any principal prepayments) on the Underlying Assets are applied to the classes of a series of a MBS in the order of their respective stated maturities so that no payment of principal will be made on any class of MBSs until all other classes having an earlier stated maturity have been paid in full.

An important feature of mortgage-backed securities is that the principal amount is generally subject to partial or total prepayment at any time because the Underlying Assets (i.e., loans) generally may be prepaid at any time.

Private pass-through securities are mortgage-backed securities issued by a non-governmental agency, such as a trust. While they are generally structured with one or more types of credit enhancement, private pass-through securities generally lack a guarantee by an entity having the credit status of a governmental agency or instrumentality. The two principal types of private mortgage-backed securities are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs").

CMOs are collateralized mortgage obligations which are collateralized by mortgage pass-through securities. Cash flows from the mortgage pass-through securities are allocated to various tranches (a "tranche" is essentially a separate security) in a predetermined, specified order. Each tranche has a stated maturity - the latest date by which the tranche can be completely repaid, assuming no prepayments - and has an average life - the average of the time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized (repaid a portion at a time), rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.

Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities and are rated in one of the two highest categories by S&P or Moody's.

Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, FHLMC or GNMA-guaranteed mortgage pass-through certificates.

For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest. GNMA REMIC Certificates are backed by the full faith and credit of the U.S. Government.

Stripped mortgage-backed securities are securities that are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest only" security ("IO") receives interest payments from the same underlying security.

The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

MUNICIPAL FORWARDS. Municipal forwards are forward commitments for the purchase of tax-exempt bonds with a specified coupon to be delivered by an issuer at a future date, typically exceeding 45 days but normally less than one year after the commitment date. Municipal forwards are normally used as a refunding mechanism for bonds that may only be redeemed on a designated future date (see "When-Issued Securities and Forward Commitment Securities" for more information).

MUNICIPAL LEASE OBLIGATIONS. Municipal lease obligations are securities issued by state and local governments and authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above.

MUNICIPAL SECURITIES. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds and participation interests in municipal bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility (for example, tolls from a bridge). Certificates of participation represent an interest in an underlying obligation or commitment, such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds generally is totally dependent on the ability of a facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for the payment.

Municipal notes consist of general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes. A Fund's investments in any of the notes described above will be limited to those obligations (i) where both principal and interest are backed by the full faith and credit of the United States, (ii) which are rated MIG-2 or V-MIG-2 at the time of investment by Moody's, (iii) which are rated SP-2 at the time of investment by S&P, or (iv) which, if not rated by S&P or Moody's, are in the Adviser's judgment, of at least comparable quality to MIG-2, VMIG-2 or SP-2.

Municipal bonds must be rated at least BBB or better by S&P or at least Baa or better by Moody's at the time of purchase for the Tax-Exempt Bond Funds or in one of the two highest short-term rating categories by S&P or Moody's for the Tax-Exempt Money Market Fund or, if not rated by S&P or Moody's, must be deemed by the Adviser to have essentially the same characteristics and quality as bonds having the above ratings. A Fund may purchase industrial development and pollution control bonds if the interest paid is exempt from federal income tax. These bonds are issued by or on behalf of public authorities to raise money to finance various privately-operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Private activity bonds are issued by or on behalf of states, or political subdivisions thereof, to finance privately owned or operated facilities for business and manufacturing, housing, sports, and pollution control, and to finance activities of and facilities for charitable institutions. Private activity bonds are also used to finance public facilities such as airports, mass transit systems, ports parking and low-income housing. The payment of the principal and interest on private activity bonds is dependent solely on the ability of the facility's user to meet its financial obligations and may be secured by a pledge of real and personal property so financed.

Investments in floating rate instruments will normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank, and that the Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must, in the Adviser's opinion, be equivalent to the long-term bond or commercial paper ratings stated above. The Adviser will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. The Adviser may purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the bond or commercial paper ratings stated above.

The Adviser has the authority to purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when they can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity in order to meet redemptions and remain as fully invested as possible in municipal securities. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. The Funds will limit their put transactions to those with institutions which the Adviser believes present minimum credit risks, and the Adviser will use its best efforts to initially determine and thereafter monitor the financial strength of the put providers by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers where adequate current financial information is not available. In the event that any writer is unable to honor a put for financial reasons, the affected Fund would be a general creditor (i.e., on parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between a Fund and the writer may excuse the writer from repurchasing the securities in certain circumstances (for example, a change in the published rating of the underlying municipal securities or any similar event that has an adverse effect on the issuer's credit); or a provision in the contract may provide that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. A Fund could, however, sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security. Municipal securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, a Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to a Fund, the Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that the Funds may purchase subject to a put. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of the Funds including such securities, the Trust will consider "maturity" to be the first date on which it has the right to demand payment from the writer of the put although the final maturity of the security is later than such date.

Other types of tax-exempt instruments which are permissible investments include floating rate notes. Investments in such floating rate instruments will normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank, and that the Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must, in the Adviser's opinion, be equivalent to the long-term bond or commercial paper ratings stated above. The Adviser will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. The Funds may also purchase participation interests in municipal securities (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives a Fund an undivided interest in the underlying municipal security. If it is unrated, the participation interest will be backed by an irrevocable letter of credit or guarantee of a credit-worthy financial institution or the payment obligations otherwise will be collateralized by U.S. government securities. Participation interests may have fixed, variable or floating rates of interest and may include a demand feature. A participation interest without a demand feature or with a demand feature exceeding seven days may be deemed to be an illiquid security subject to a Fund's investment limitations restricting its purchases of illiquid securities. A Fund may purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the bond or commercial paper ratings stated above.

Opinions relating to the validity of municipal securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor the Adviser will review the proceedings relating to the issuance of municipal securities or the basis for such opinions.

NON-PUBLICLY TRADED SECURITIES; RULE 144A SECURITIES. The Funds may purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), but that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Fund's limitation on the purchase of illiquid securities (usually 15% of a fund's net assets, 10% for the money market funds), unless the Fund's governing Board of Trustees determines on an ongoing basis that an adequate trading market exists for the security. In addition to an adequate trading market, the Board of Trustees will also consider factors such as trading activity, availability of reliable price information and other relevant information in determining whether a Rule 144A Security is liquid. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board of Trustees will carefully monitor any investments by the Fund in Rule 144A Securities. The Board of Trustees may adopt guidelines and delegate to the Adviser the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board of Trustees will retain ultimate responsibility for any determination regarding liquidity.

Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. The Fund's investments in illiquid securities are subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund's net assets could be adversely affected.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. A Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Funds may invest in U.S. dollar-denominated obligations of domestic branches of foreign banks and foreign branches of domestic banks only when the Adviser believes that the risks associated with such investment are minimal and that all applicable quality standards have been satisfied. Bank obligations include the following:

- BANKERS' ACCEPTANCES. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

- CERTIFICATES OF DEPOSIT. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

- TIME DEPOSITS. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

The Funds will not purchase obligations issued by the Adviser or its affiliates.

OPTIONS. A Fund may purchase and write put and call options on securities or securities indices (traded on U.S. exchanges or over-the-counter markets) and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

A Fund must cover all options it writes. For example, when a Fund writes an option on a security, index or foreign currency, it will segregate or earmark liquid assets with the Fund's custodian in an amount at least equal to the market value of the option and will maintain such coverage while the option is open. A Fund may otherwise cover the transaction by means of an offsetting transaction or other means permitted by the 1940 Act or the rules and SEC interpretations thereunder.

Each Fund may trade put and call options on securities, securities indices or currencies, as the investment adviser or sub-adviser determines is appropriate in seeking the Fund's investment objective. For example, a Fund may purchase put and call options on securities or indices to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

In another instance, a Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When a Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option written by the Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by the Fund is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

There are significant risks associated with a Fund's use of options, including the following: (1) the success of a hedging strategy may depend on the Adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the movement in prices of options held by the Fund and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

OTHER INVESTMENTS. The Funds are not prohibited from investing in bank obligations issued by clients of BISYS Group, Inc., the parent company of the Funds' administrator and distributor. The purchase of Fund shares by these banks or their customers will not be a consideration in deciding which bank obligations the Funds will purchase. The Funds will not purchase obligations issued by the Adviser.

PARALLEL PAY SECURITIES; PAC BONDS. Parallel pay CMOs and REMICs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

PAY-IN-KIND SECURITIES. Pay-In-Kind securities are debt obligations or preferred stock that pay interest or dividends in the form of additional debt obligations or preferred stock.

PREFERRED STOCK. Preferred stock is a corporate equity security that pays a fixed or variable stream of dividends. Preferred stock is generally a non-voting security.

REAL ESTATE INVESTMENT TRUSTS. A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 95% or more of its otherwise taxable income to shareholders.

REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs in which a Fund invests may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which a Fund invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund's investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through the Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

REAL ESTATE SECURITIES. A Fund may be subject to the risks associated with the direct ownership of real estate because of its policy of concentration in the securities of companies principally engaged in the real estate industry. For example, real estate values may fluctuate as a result of general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhood values, related party risks, changes in how appealing properties are to tenants, changes in interest rates and other real estate capital market influences. The value of securities of companies, which service the real estate business sector, may also be affected by such risks.

Because a Fund may invest a substantial portion of its assets in REITs, a Fund may also be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act. Changes in prevailing interest rates may inversely affect the value of the debt securities in which a Fund will invest. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities but will affect a Fund's net asset value. Generally, increases in interest rates will increase the costs of obtaining financing which could directly and indirectly decrease the value of a Fund's investments.

REPURCHASE AGREEMENTS. A Fund may enter into repurchase agreements with financial institutions. The Funds each follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by a Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by a Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of each Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of each of the Funds, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund's total assets. The investments of each of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

RESTRAINTS ON INVESTMENTS BY MONEY MARKET FUNDS. Investments by a money market fund are subject to limitations imposed under regulations adopted by the SEC. Under these regulations, money market funds may acquire only obligations that present minimal credit risk and that are "eligible securities," which means they are (i) rated, at the time of investment, by at least two NRSROs (one if it is the only organization rating such obligation) in the highest rating category or, if unrated, determined to be of comparable quality (a "first tier security"), or
(ii) rated according to the foregoing criteria in the second highest rating category or, if unrated, determined to be of comparable quality ("second tier security"). In the case of taxable money market funds, investments in second tier securities are subject to further constraints in that (i) no more than 5% of a money market fund's assets may be invested in second tier securities and
(ii) any investment in securities of any one such issuer is limited to the greater of 1% of the money market fund's total assets or $1 million. A taxable money market fund may not purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies of instrumentalities) if, as a result, more than 5% of the total assets of the Fund would be invested the securities of one issuer. A taxable money market fund may also hold more than 5% of its assets in first tier securities of a single issuer for three "business days" (that is, any day other than a Saturday, Sunday or customary business holiday).

SECURITIES LENDING. Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its investment adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

A Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. Any securities lending activity in which a Fund may engage will be undertaken pursuant to Board approved procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

SHORT SALES. As consistent with each Fund's investment objective, a Fund may engage in short sales that are either "uncovered" or "against the box." A short sale is "against the box" if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale "against-the-box" is a taxable transaction to the Fund with respect to the securities that are sold short.

Uncovered short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until a Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short, or (b) otherwise cover the Fund's short positions.

SHORT-TERM OBLIGATIONS. Short-term obligations are debt obligations maturing (becoming payable) in 397 days or less, including commercial paper and short-term corporate obligations. Short-term corporate obligations are short-term obligations issued by corporations.

STANDBY COMMITMENTS AND PUTS. A Money Market Fund may purchase securities at a price which would result in a yield-to-maturity lower than that generally offered by the seller at the time of purchase when it can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third party (the writer) at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Fund to meet redemptions and remain as fully invested as possible in municipal securities. The Fund reserves the right to engage in put transactions. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. The Classic Institutional Cash Management Money Market Fund would limit its put transactions to institutions which the Adviser believes present minimal credit risks, and the Adviser would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, the Fund would be a general creditor (i.e., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. The Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, the Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that the Fund may purchase subject to a standby commitment or put, but the amount paid directly or indirectly for all standby commitments or puts which are not integral parts of the security as originally issued held in the Fund will not exceed one-half of 1% of the value of the total assets of such Fund calculated immediately after any such put is acquired.

STRIPS. Separately Traded Interest and Principal Securities ("STRIPS") are component parts of U.S. Treasury securities traded through the federal book-entry system. An Adviser will only purchase STRIPS that it determines are liquid or, if illiquid, do not violate the affected Fund's investment policy concerning investments in illiquid securities. Consistent with Rule 2a-7 under the 1940 Act, the Adviser will only purchase STRIPS for money market funds that have a remaining maturity of 397 days or less; therefore, the money market funds currently may only purchase interest component parts of U.S. Treasury securities. While there is no limitation on the percentage of a Fund's assets that may be comprised of STRIPS, the Adviser will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights and of deviations in the value of shares of the money market funds.

STRUCTURED INVESTMENTS. Structured Investments are derivatives in the form of a unit or units representing an undivided interest(s) in assets held in a trust that is not an investment company as defined in the 1940 Act. A trust unit pays a return based on the total return of securities and other investments held by the trust and the trust may enter into one or more swaps to achieve its objective. For example, a trust may purchase a basket of securities and agree to exchange the return generated by those securities for the return generated by another basket or index of securities. The Fund will purchase structured investments in trusts that engage in such swaps only where the counterparties are approved by the Adviser in accordance with credit-risk guidelines established by the Board of Trustees.

STRUCTURED NOTES. Notes are derivatives where the amount of principal repayment and or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500(R) Index. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The use of structured notes allows the Fund to tailor its investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.

SUPRANATIONAL AGENCY OBLIGATIONS. Supranational agency obligations are obligations of supranational entities established through the joint participation of several governments, including the Asian Development Bank, Inter-American Development Bank, International Bank for Reconstruction and Development (also known as the "World Bank"), African Development Bank, European Union, European Investment Bank, and the Nordic Investment Bank.

SWAP AGREEMENTS. The Funds may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap," interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor;" and interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A credit default swap is a specific kind of counterparty agreement designed to transfer the third party credit risk between parties. One party in the swap is a lender and faces credit risk from a third party and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments (essentially an insurance premium). If the third party defaults, the party providing insurance will have to purchase from the insured party the defaulted asset.

Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").

A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a Fund's investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund's illiquid investment limitations. A Fund will not enter into any swap agreement unless the Adviser believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Each Fund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counter-party will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counter-party a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a swap agreement defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by a Fund's custodian. In as much as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Funds and their Adviser believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the over-the-counter market. The Adviser, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of equity swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

TAXABLE MUNICIPAL SECURITIES. Taxable municipal securities are municipal securities the interest on which is not exempt from federal income tax. Taxable municipal securities include "private activity bonds" that are issued by or on behalf of states or political subdivisions thereof to finance privately-owned or operated facilities for business and manufacturing, housing, sports, and pollution control and to finance activities of and facilities for charitable institutions. Private activity bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking lots, and low income housing. The payment of the principal and interest on private activity bonds is not backed by a pledge of tax revenues, and is dependent solely on the ability of the facility's user to meet its financial obligations, and may be secured by a pledge of real and personal property so financed. Interest on these bonds may not be exempt from federal income tax.

U.S. GOVERNMENT SECURITIES

Certain investments of a Fund may include U.S. government agency securities. Examples of types of U.S. government obligations in which the Funds may invest include U.S. Treasury obligations and the obligations of U.S. government agencies such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import

Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac (formerly Federal Home Loan Mortgage Corporation), Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. government securities are not guaranteed against price movements due to fluctuating interest rates.

- U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as STRIPS and Treasury Receipts ("TRs").

- RECEIPTS. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

- TREASURY INFLATION PROTECTED NOTES ("TIPS"). TIPS are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.

- ZERO COUPON OBLIGATIONS. Zero coupon obligations are debt obligations that do not bear any interest, but instead are issued at a deep discount from face value or par. The value of a zero coupon obligation increases over time to reflect the interest accumulated. These obligations will not result in the payment of interest until maturity, and will have greater price volatility than similar securities that are issued at face value or par and pay interest periodically.

- U.S. GOVERNMENT ZERO COUPON SECURITIES. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities. See "Mortgage-Backed Securities."

- U.S. GOVERNMENT AGENCIES. Some obligations issued or guaranteed by agencies of the U.S. Government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S.

      Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Fund's shares.

VARIABLE AND FLOATING RATE INSTRUMENTS. Certain of the obligations purchased by the Funds may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates that are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such securities.

VARIABLE RATE MASTER DEMAND NOTES. Variable rate master demand notes permit the investment of fluctuating amounts at varying market rates of interest pursuant to direct arrangements between a Fund, as lender, and a borrower. Such notes provide that the interest rate on the amount outstanding varies on a daily, weekly or monthly basis depending upon a stated short-term interest rate index. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. There is no secondary market for the notes and it is not generally contemplated that such instruments will be traded. The quality of the note or the underlying credit must, in the opinion of the Adviser, be equivalent to the ratings applicable to permitted investments for the particular Fund. The Adviser will monitor on an ongoing basis the earning power, cash flow and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand. Variable rate master demand notes may or may not be backed by bank letters of credit.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENT SECURITIES. When-issued securities are securities that are delivered and paid for normally within 45 days after the date of commitment of purchase.

Although a Fund will only make commitments to purchase when-issued and forward commitment securities with the intention of actually acquiring the securities, a Fund may sell them before the settlement date. When-issued securities are subject to market fluctuation, and accrue no interest to the purchaser during this pre-settlement period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing when-issued and forward commitment securities entails leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case, there could be an unrealized loss at the time of delivery.

A Fund will maintain, on a daily basis, high-quality, liquid assets in an amount at least equal in value to its commitments to purchase when-issued and forward commitment securities.

      INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of the Funds. Fundamental policies cannot be changed without the consent of the holders of a majority of each Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

No Fund may:

      1. With respect to 75% of each Fund's total assets, invest more than 5% of the value of the total assets of a Fund in the securities of any one issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, repurchase agreements involving such securities, and securities issued by investment companies), or purchase the securities of any one issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by a Fund.

      2. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for the purposes of this limitation, investment strategies that either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes (less than 60 days), and in an amount not exceeding 5% of its total assets.

      3. Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the sale of portfolio securities.

      4. Issue senior securities (as defined in the 1940 Act), except as permitted by rule, regulation or order of the SEC.

      5. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities and securities issued by investment companies) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

            5.1 With respect to the money market funds, this limitation does not apply to obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to the same regulations as U.S. banks.

      6. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments either issued by companies that invest in real estate, backed by real estate or securities of companies engaged in the real estate business).

      7. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments.

      8. Make loans, except that a Fund may: (i) purchase or hold debt instruments in accordance with its investment objectives and policies; (ii) enter into repurchase agreements; and (iii) lend its portfolio securities.

NON-FUNDAMENTAL POLICIES

The following investment policies are non-fundamental policies of the Funds and may be changed by the Funds' Board of Trustees:

      1. Any change to a Fund's investment policy to invest at least 80% of such Fund's net assets in securities of companies in a specific sector is subject to 60 days prior notice to shareholders.

      2. No Fund may purchase or hold illiquid securities (i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets (10% for the Money Market Funds) would be invested in illiquid securities.

With the exception of the limitations on liquidity standards, the foregoing percentages will apply at the time of the purchase of a security and shall not be considered violated unless an excess occurs or exists immediately after and as a result of a purchase of such security.

      THE ADVISER

GENERAL. Trusco Capital Management, Inc. ("Trusco" or the "Adviser") is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940 and serves as investment adviser to the Funds. The Adviser is responsible for making investment decisions for the Funds and continuously reviews, supervises and administers each Fund's respective investment program. The Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its management activities. The principal business address of the Adviser is 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303. As of June 30, 2004, the Adviser had discretionary management authority with respect to approximately $66.7 billion of assets under management.

ADVISORY AGREEMENTS WITH THE TRUST. The Advisory Agreements provide that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder. The Advisory Agreements provide that if, for any fiscal year, the ratio of expenses of any Fund (including amounts payable to the Adviser but excluding interest, taxes, brokerage, litigation, and other extraordinary expenses) exceeds limitations established by certain states, the Adviser and/or the Administrator will bear the amount of such excess. The Adviser will not be required to bear expenses of the Trust to an extent, which would result in a Fund's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code of 1986, as amended (the "Code").

The continuance of the Advisory Agreements, after the first 2 years, must be specifically approved at least annually (i) by the vote of the Trustees, and
(ii) by the vote of a majority of the Trustees who are not parties to the Agreements or "interested persons" of any party thereto, as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreements will terminate automatically in the event of its assignment, and each is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Funds, by a majority of the outstanding shares of the Funds, on not less than 30 days nor more than 60 days written notice to the Adviser, or by the Adviser on 90 days written notice to the Trust.

ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreements, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the specified annual rate of each Fund's average daily net assets:

FUND                                                                                        FEES
----                                                                                        ----
Classic Institutional Cash Management Money Market Fund                                     0.20%
Classic Institutional U.S. Government Securities Money Market Fund                          0.20%

Classic Institutional U.S. Treasury Securities Money Market Fund                            0.20%
Classic Institutional High Quality Bond Fund                                                0.50%
Classic Institutional Short-Term Bond Fund                                                  0.60%
Classic Institutional Super Short Income Plus Fund                                          0.50%
Classic Institutional Total Return Bond Fund                                                0.45%
Classic Institutional U.S. Government Securities Super Short Income Plus Fund               0.40%

For the period from commencement of operations to the fiscal periods ended May 31, 2004, 2003 and 2002, the Trust paid the following advisory fees:

                                                                            FEES PAID ($)                  FEES WAIVED ($)
                                                                    -------------------------------  -------------------------
FUND                                                                  2004       2003       2002       2004    2003     2002
----                                                                ---------  ---------  ---------  -------  -------  -------
Classic Institutional Cash Management Money Market Fund             4,803,000  5,493,000  5,919,000  740,000  857,000  924,000
Classic Institutional U.S. Government Securities Money Market Fund  1,883,000  2,008,000  1,909,000   84,000   92,000   88,000
Classic Institutional U.S. Treasury Securities Money Market Fund    3,708,000  3,745,000  4,202,000  274,000  282,000  316,000
Classic Institutional High Quality Bond Fund                          195,000          *          *   57,000        *        *
Classic Institutional Short-Term Bond Fund                             94,000     68,000      2,000   68,000   48,000    2,000
Classic Institutional Super Short Income Plus Fund                    543,000    216,000      6,000  812,000  325,000    9,000
Classic Institutional Total Return Bond Fund                           57,000          *          *   29,000        *        *
Classic Institutional U.S. Government Securities Super Short
Income Plus Fund                                                      162,000     86,000      3,000  375,000  198,000    7,000

* Not in operation during the period.

      THE ADMINISTRATOR

GENERAL. BISYS Fund Services Ohio, Inc. (the "Administrator"), serves as administrator of the Trust and is an affiliate of BISYS Fund Services, Limited Partnership, the Trust's distributor. The Administrator, an Ohio corporation, has its principal business offices at 3435 Stelzer Road, Columbus, Ohio 43219. The Administrator and its affiliates provide administration and distribution services to other investment companies.

MASTER SERVICES AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into a master services agreement (the "Master Services Agreement") effective July 26, 2004. Under the Master Services Agreement, the Administrator provides the Trust with administrative services, including day-to-day administration of matters necessary to each Fund's operations, maintenance of records and the books of the Trust, preparation of reports, assistance with compliance monitoring of the Funds' activities, and certain supplemental services in connection with the Trust's obligations under the Sarbanes-Oxley Act of 2002.

The Master Services Agreement shall remain in effect for a period of five years until July 31, 2009, and shall continue in effect for successive one year periods subject to review at least annually by the Trustees of the Trust unless terminated by either party on not less than 90 days written notice to the other party.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. Under the Master Services Agreement, the Administrator is entitled to receive an asset-based fee for administration, fund accounting and transfer agency services of 2.75 basis points (0.0275%) on the first $25 billion in aggregate net assets of all Funds,

2.25 basis points (0.0225%) on the next $5 billion in aggregate net assets of all Funds, and 1.75 basis points (0.0175%) on the aggregate net assets of all Funds over $30 billion, plus an additional class fee of $2,500 per class per annum, applicable to each additional class of shares over 145 classes of shares.

For the period from commencement of operations to the fiscal periods ended May 31, 2004, 2003 and 2002, the Funds paid the following administration fees:

                                                                               FEES PAID ($)*               FEES WAIVED ($)*
                                                                     -------------------------------  -------------------------
FUND                                                                    2004      2003       2002      2004     2003     2002
----                                                                 ---------  ---------  ---------  -------  -------  -------
Classic Institutional Cash Management Money Market Fund              1,578,000  1,860,000  1,674,000  321,000  328,000  684,000
Classic Institutional U.S. Government Securities Money Market Fund     504,000    546,000    488,000  170,000  177,000  200,000
Classic Institutional U.S. Treasury Securities Money Market Fund     1,035,000  1,064,000  1,105,000  329,000  324,000  452,000
Classic Institutional High Quality Bond Fund                            35,000         **         **        0       **       **
Classic Institutional Short-Term Bond Fund                              19,000     13,000      1,000        0        0        0
Classic Institutional Super Short Income Plus Fund                     186,000     75,000      2,000        0        0        0
Classic Institutional Total Return Bond Fund                            13,000         **         **        0       **       **
Classic Institutional U.S. Government Securities Super Short Income
Plus Fund                                                               92,000     49,000      2,000        0        0        0

* For the fiscal years ended May 31, 2004, 2003 and 2002, administration fees were paid by the Funds pursuant to an administration agreement between the Trust and SEI Investments Global Funds Services.

** Not in operation during the period.

      THE DISTRIBUTOR

The Trust and BISYS Fund Services, Limited Partnership (the "Distributor") are parties to a distribution agreement dated July 26, 2004 (the "Distribution Agreement") whereby the Distributor acts as principal underwriter for the Trust's shares. The Distributor is an affiliate of BISYS Fund Services Ohio, Inc., which serves as the Trust's administrator and transfer agent. The principal business address of the Distributor is 3435 Stelzer Road, Columbus, Ohio 43219. Under the Distribution Agreement, the Distributor must use all reasonable efforts, consistent with its other business, in connection with the continuous offering of shares of the Trust. The Distributor receives compensation for distribution of L Shares of the Funds pursuant to a distribution and service plan (the "L Plan") as described below. In addition, the Distributor receives compensation for shareholder services provided to Corporate Trust Shares, Institutional Shares, and T Shares of the Funds pursuant to a shareholder service plan and agreement as described below.

After the initial two year term, the continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Funds and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of any party thereto, as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, upon not more than 60 days written notice by either party.

The Distributor and/or its affiliates, may finance from their own resources, certain activities intended to result in the distribution of the Trust's shares. The Distributor, at its expense, may provide additional compensation to dealers in connection with sales of the Trust's shares. Such compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Funds of the Trust, and/or other dealer-sponsored special events. In some instances, to the extent permissible, this compensation may be made available only to certain dealers. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives to locations appropriate to the purpose of the meeting for meetings or seminars of a business nature. Dealers may not use sales of a Fund's Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the NASD. None of the aforementioned compensation is paid for by any Fund or its shareholders.

L SHARES DISTRIBUTION AND SERVICE PLAN.

The Distribution Agreement and the L Plan adopted by the Trust provide that L Shares of each applicable Fund will pay the Distributor a fee of up to 0.75% of the average daily net assets of that Fund. The Distributor can use these fees to compensate broker-dealers and service providers, including SunTrust and its affiliates, which provide administrative and/or distribution services to L Shares shareholders or their customers who beneficially own L Shares. In addition, L Shares are subject to a service fee of up to 0.25% of the average daily net assets of the L Shares of each Fund. This service fee will be used for services provided and expenses incurred in maintaining shareholder accounts, responding to shareholder inquiries and providing information on their investments.

Services for which broker-dealers and service providers may be compensated include establishing and maintaining customer accounts and records; aggregating and processing purchase and redemption requests from customers; placing net purchase and redemption orders with the Distributor; automatically investing customer account cash balances; providing periodic statements to customers; arranging for wires; answering customer inquiries concerning their investments; assisting customers in changing dividend options, account designations, and addresses; performing sub-accounting functions; processing dividend payments from the Trust on behalf of customers; and forwarding shareholder communications from the Trust (such as proxies, shareholder reports, and dividend distribution and tax notices) to these customers with respect to investments in the Trust. Certain state securities laws may require those financial institutions providing such distribution services to register as dealers pursuant to state law. Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Trust, according to an opinion issued to the staff of the SEC by the Office of the Comptroller of the Currency, financial institutions are not prohibited from acting in other capacities for investment companies, such as providing shareholder services. Should future legislative, judicial, or administrative action prohibit or restrict the activities of financial institutions in connection with providing shareholder services, the Trust may be required to alter materially or discontinue its arrangements with such financial institutions.

The Trust has adopted the L Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act, which rule regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the L Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the disinterested Trustees. The L Plan requires that quarterly written reports of amounts spent under the L Plan, and the purposes of such expenditures be furnished to and reviewed by the Trustees. The L Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding shares of the affected class of shares of the Trust. All material amendments of the L Plan will require approval by a majority of the Trustees of the Trust and of the disinterested Trustees.

There is no sales charge on purchases of L Shares, but L Shares are subject to a contingent deferred sales charge if they are redeemed within one year of purchase. Pursuant to the Distribution Agreement and the L Plan, L Shares are subject to an ongoing distribution and service fee calculated on each of the Funds' aggregate average daily net assets attributable to its L Shares.

For the fiscal year ended May 31, 2004 and 2003, the Classic Institutional U.S. Government Securities Super Short Income Plus Fund paid $95,000 and $3,000, respectively, pursuant to the L Plan.

SHAREHOLDER SERVICING PLANS. The Trust has adopted shareholder service plans for the Corporate Trust Shares, the Institutional Shares, and the T Shares (collectively, the "Service Plan"). Under the Service Plan, a Fund will pay SunTrust Bank ("SunTrust") a fee of up to 0.25% of the average daily net assets attributable to the Corporate Trust Shares or Institutional Shares or 0.40% of the average daily net assets attributable to the T Shares. SunTrust may perform, or may compensate other service providers for performing, the following shareholder services: maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided on investments; assisting clients in changing dividend options, account designations and addresses; sub-accounting; providing information on share positions to clients; forwarding shareholder communications to clients; processing purchase, exchange and redemption orders; and processing dividend payments. Under the Service Plan, the Distributor may retain as a profit any difference between the fee it receives and the amount it pays to third parties.

For the fiscal years ended May 31, 2004, 2003 and 2002, the Funds paid the following amount pursuant to the Service Plan:

                                                                          FEES - AMOUNT PAID ($)      FEES - AMOUNT WAIVED ($)
                                                                     -------------------------------  ------------------------
FUND                                                                   2004       2003       2002       2004     2003    2002
----                                                                 ---------  ---------  ---------  --------  -------  -----
Classic Institutional U.S. Treasury Securities Money Market
Fund - Corporate Trust Shares                                        2,947,000  2,928,000  3,492,000         0        0   0
Classic Institutional High Quality Bond Fund - Institutional Shares     11,000          *          *    20,000        *   *
Classic Institutional High Quality Bond Fund - T Shares                111,000          *          *    41,000        *   *
Classic Institutional Short-Term Bond Fund - Institutional Shares            0          0          0    68,000   48,000   0
Classic Institutional Super Short Income Plus Fund -
Institutional Shares                                                         0          0          0   360,000  230,000   0
Classic Institutional Super Short Income Plus Fund - T Shares          254,000     33,000          *    63,000    8,000   *
Classic Institutional Total Return Bond Fund -
Institutional Shares                                                         0          *          *    16,000        *   *
Classic Institutional Total Return Bond Fund - T Shares                 22,000          *          *    17,000        *   *
Classic Institutional U.S. Government Securities Super
Short Income Plus Fund - Institutional Shares                                0          0          0   224,000  174,000   0
Classic Institutional U.S. Government Securities Super
Short Income Plus Fund - T Shares                                            *          *          *         *        *   *

* Not in operation during the period.

      THE TRANSFER AGENT

BISYS Funds Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 serves as the Trust's transfer agent.

      THE CUSTODIAN

SunTrust Bank, 303 Peachtree Street N.E., 14th Floor, Atlanta, GA 30308 serves as the custodian for the Funds.

      INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

For the fiscal year ended May 31, 2004, PricewaterhouseCoopers LLP, served as independent registered public accountants for the Trust.

      LEGAL COUNSEL

Morgan, Lewis & Bockius LLP serves as legal counsel to the Trust.

      TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and each of the Funds are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing each of the Trust's forty-six series, which includes series not described in this SAI. Each Trustee also serves as Trustee for each of the seven series of the STI Classic Variable Trust. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219.

THOMAS GALLAGHER (DOB 11/25/47) - Trustee - Mr. Gallagher has served since May 2000, and has no set term. He is President and CEO of Genuine Parts Company. His other directorships include: Director, Shepherd Center; Director, NAPA; Director, Genuine Parts Company; Director, Oxford Industries; Director, Stone Mountain Industrial Park; and Trustee, The Lovett School.

F. WENDELL GOOCH (DOB 12/03/32) - Trustee - Mr. Gooch has served since May 1992, and has no set term. He is retired, and currently serves as a Trustee on the Board of Trustees of the SEI Family of Funds and The Capitol Mutual Funds.

JAMES O. ROBBINS (DOB 7/04/42) - Trustee - Mr. Robbins has served since May 2000, and has no set term. He has been the President and Chief Executive Officer of Cox Communications, Inc. since 1985. His other directorships include:
Director, Cox Communications; Director, National Cable and Telecommunications Association; Director, Discovery Channel; Director, Cable Labs; Director, C-Span; and Trustee, St. Paul's Schools.

JONATHAN T. WALTON (DOB 3/28/30) - Trustee - Mr. Walton has served since February 1998, and has no set term. He is retired, and currently serves as a Trustee of the W.K Kellogg Foundation.

RICHARD W. COURTS, II (DOB 1/18/36) - Trustee* - Mr. Courts has served since November 2001, and has no set term. He is currently the Chairman of the Board of Atlantic Investment Company. His other directorships include: Director, Cousins Properties, Inc.; Director, Genuine Parts Company; Director, Piedmont Hospital; Director, SunTrust Bank, Atlanta; Chairman, Courts Foundation; and Chairman, J. Bulow Campbell Foundation.

CLARENCE H. RIDLEY (DOB 6/03/42) - Trustee* - Mr. Ridley has served since November 2001, and has no set term. He is currently the Chairman of the Board of Haverty Furniture Companies. He was a partner at King and Spalding LLP (law firm) from 1977 to 2000. His other directorships include: Director, Crawford & Co.; Director, Pike's Family Nurseries, Inc.; Trustee, St. Joseph's Health System, Inc. and Director, High Museum of Atlanta.

-----------------
* Messrs. Courts and Ridley each may be deemed an "interested person" of the Trust as that term is defined in the 1940 Act. Mr. Courts may be deemed an interested Trustee because of his directorships with affiliates of the Adviser. Mr. Ridley may be deemed an interested Trustee because of a material business relationship with the parent of the Adviser.

BOARD COMMITTEES. The Board has established the following committees:

- AUDIT COMMITTEE. The Board's Audit Committee is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by the Trust's independent auditor to the Trust and certain other affiliated entities; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and other audit related matters. Messrs. Gallagher, Gooch, Robbins and Walton currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met two times in the most recently completed Trust fiscal year.

- NOMINATING COMMITTEE. The Board's Nominating Committee is composed of each of the independent Trustees of the Trust. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the Securities Exchange Act of 1934 (the "1934 Act"), in conjunction with a shareholder meeting to consider the election of Trustees. Messrs. Gallagher, Gooch, Robbins and Walton currently serve as members of the Nominating Committee. Mr. Gooch is Chairman of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and met one time during the most recently completed Trust fiscal year.

- FAIR VALUE PRICING COMMITTEE. The Board has established the Trust's Fair Value Pricing Committee, which is composed of a Trustee, as a non-voting member, and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. The Fair Value Pricing Committee meets periodically, as necessary, and met 30 times in the most recently completed Trust fiscal year.

BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT. As discussed in the section of this SAI entitled "The Adviser," the Board continuance of the Advisory Agreements must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or "interested persons" of any party thereto, as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the Trust's Advisory Agreements for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other Fund service providers may submit to the Board, to help them decide whether to renew the Advisory Agreements for another year.

Before this year's meeting, the Board requested and received written materials from the Adviser about: (a) the quality of the Adviser's investment management and other services; (b) the Adviser's investment management personnel; (c) the Adviser's operations and financial condition; (d) the Adviser's brokerage practices (including any soft dollar arrangements) and investment strategies;
(e) the level of the advisory fees that the Adviser charges the Fund compared with the fees it charges to comparable mutual funds or accounts(if any); (f) the Fund's overall fees and operating expenses compared with similar mutual funds;
(g) the level of the Adviser's profitability from its Fund-related operations;
(h) the Adviser's compliance systems; (i) the Adviser's policies on and compliance procedures for personal securities transactions; (j) the Adviser's reputation, expertise and resources in domestic financial markets; and (k) the Fund's performance compared with similar mutual funds.

At the meeting, representatives from the Adviser presented additional oral and written information to the Board to help the Board evaluate the Adviser's fee and other aspects of the Agreement. Other Fund service providers also provided the Board with additional information at the meeting. The Trustees then discussed the written materials that the Board received before the meeting and the Adviser's oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the Advisory Agreements in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important, controlling or determinative of its decision.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the independent Trustees, unanimously: (a) concluded that terms of the Agreements are fair and reasonable;
(b) concluded that the Adviser's fees are reasonable in light of the services that the Adviser provides to the Trust; and (c) agreed to renew the Agreements for another year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

                                                     AGGREGATE DOLLAR RANGE OF SHARES
                                                       IN ALL INVESTMENT COMPANIES
                                                     OVERSEEN BY TRUSTEE IN FAMILY OF
NAME OF TRUSTEE        DOLLAR RANGE OF FUND SHARES*       INVESTMENT COMPANIES*
---------------------  ----------------------------  --------------------------------
Richard W. Courts, II              None                            None
Thomas Gallagher                   None                      $10,001-$50,000
F. Wendell Gooch                   None                      $50,001-$100,000
Clarence H. Ridley                 None                            None
James O. Robbins                   None                            None
Jonathan T. Walton                 None                     $50,001- $100,000

*Valuation date is December 31, 2003.

BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year:

                                          PENSION OR         ESTIMATED
                                     RETIREMENT BENEFITS  ANNUAL BENEFITS          TOTAL COMPENSATION
                         AGGREGATE    ACCRUED AS PART OF       UPON              FROM THE TRUST AND FUND
NAME OF TRUSTEE        COMPENSATION     FUND EXPENSES       RETIREMENT                  COMPLEX*
---------------------  ------------  -------------------  ---------------  ----------------------------------
Richard W. Courts, II    $38,500             N/A                 N/A       $42,000 for services on two boards
Thomas Gallagher         $46,000             N/A                 N/A       $50,500 for services on two boards
F. Wendell Gooch         $38,500             N/A                 N/A       $42,000 for services on two boards
Clarence H. Ridley       $40,000             N/A                 N/A       $43,500 for services on two boards
James O. Robbins         $38,500             N/A                 N/A       $42,000 for services on two boards
Jonathan T. Walton       $40,000             N/A                 N/A       $43,500 for services on two boards

* The "Fund Complex" consists of the Trust and the STI Classic Variable Trust.

TRUST OFFICERS. The executive officers of the Trust, their respective dates of birth, and their principal occupations for the last five years are set forth below. Unless otherwise noted, the business address of each executive officer is BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219. The officers of the Trust may also serve as officers to one or more mutual funds for which BISYS Fund Services or its affiliates act as administrator, distributor or transfer agent. None of the officers receive compensation from the Trust for their services.

R. JEFFREY YOUNG (DOB 08/22/64) - President - Senior Vice President, Relationship Management, BISYS Fund Services since April 2002. Vice President, Client Services, BISYS Fund Services from May 1997 to April 2002.

BRYAN C. HAFT (DOB 01/23/65) - Treasurer and Chief Financial Officer - Vice President, Financial Administration, BISYS Fund Services since July 2000. Director, Administration Services, BISYS Fund Services from May 1998 to July 2000.

DEBORAH A. LAMB (10/02/52) - Executive Vice President, Assistant Secretary, and Chief Compliance Officer - 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303 - Chief Compliance Officer and Managing Director of Trusco Capital Management, Inc. since March 2003 and President of Investment Industry Consultants, LLC since June 2000. Director of Compliance at INVESCO, Inc. from March 1995 to June 2000.

KATHLEEN LENTZ (04/09/60) - Vice President and Assistant Secretary - 303 Peachtree Center Avenue, Suite 340, Atlanta, Georgia 30308 - Vice President and Manager of Special Entities in Financial Intelligence Unit of SunTrust Bank since 2002. Vice President of the Third Party Mutual Funds Unit of SunTrust Bank from 1996 to 2002.

ALAINA V. METZ (DOB 04/07/67) - Assistant Secretary - Vice President, Blue Sky Compliance, BISYS Fund Services since January 2002. Chief Administrative Officer, Blue Sky Compliance at BISYS Fund Services from June 1995 to January 2002.

JULIE M. POWERS (DOB 10/08/67) - Assistant Secretary - Senior Paralegal, Legal Services, BISYS Fund Services since June 2000. Paralegal of Phillips, Lytle, Hitchcock, Blaine & Huber LLP from March 1998 to June 2000.

TRACI THELEN (DOB 02/14/73) - Secretary - Counsel, Legal Services, BISYS Fund Services since July 2004. General Counsel of ALPS Mutual Funds Services, Inc., from May 2002 to July 2004, after serving as Associate Counsel from October 1999 to May 2002.

      PURCHASING AND REDEEMING SHARES

Purchases and redemptions of shares of the Funds may be made on any day the New York Stock Exchange ("NYSE") is open for business. Shares of each Fund are offered and redeemed on a continuous basis. Currently, the NYSE is closed on the days the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

While the Trust does not accept cash as payment for Fund shares, it is currently the Trust's policy to pay for all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of readily marketable securities held by the Funds in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of a Fund for any period during which the NYSE, the Adviser, the Administrator and/or the Custodian are not open for business.

The Trust reserves the right to waive any minimum investment requirements or sales charges for immediate family members of the Trustees or officers of the Trust or employees of the Adviser.

"Immediate family" means a spouse, mother, father, mother-in-law, father-in-law or children (including step-children) age 21 years or under.

If determined to be in the best interests of shareholders, the Trust also reserves the right to impose a redemption fee of up to 2% on Market Timers as described in the Trust's prospectuses payable directly to the Fund.

      DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. Each of the Funds adheres to Section 2(a)(41), and Rules 2a-4 and 2a-7 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Trusts' Board of Trustees. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, Money Market Securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money Market Securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available, the security will be valued at fair value as determined in good faith by the Trust's Board of Trustees.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Trust's Administrator, prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board of Trustees of the Trust. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

AMORTIZED COST METHOD OF VALUATION. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which a security's value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield of a Fund may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by a Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in a Fund would be able to obtain a somewhat higher yield than would result from investment in a company utilizing solely market values, and existing investors in a Fund would experience a lower yield. The converse would apply in a period of rising interest rates.

A Fund's use of amortized cost and the maintenance of a Fund's net asset value at $1.00 are permitted by regulations promulgated by Rule 2a-7 under the 1940 Act, provided that certain conditions are met. The regulations also require the Trustees to establish procedures, which are reasonably designed to stabilize the net asset value per share at $1.00 for the Funds. Such procedures include the determination of the extent of deviation, if any, of the Funds current net asset value per share calculated using available market quotations from the Funds amortized cost price per share at such intervals as the Trustees deem appropriate and reasonable in light of market conditions and periodic reviews of the amount of the deviation and the methods used to calculate such deviation. In the event that such deviation exceeds one-half of 1%, the Trustees are required to consider promptly what action, if any, should be initiated, and, if the Trustees believe that the extent of any deviation may result in material dilution or other unfair results to shareholders, the Trustees are required to take such corrective action as they deem appropriate to eliminate or reduce such dilution or unfair results to the extent reasonably practicable. Such actions may include the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; or establishing a net asset value per share by using available market quotations. In addition, if the Funds incur a significant loss or liability, the Trustees have the authority to reduce pro rata the number of shares of the Funds in each shareholder's account and to offset each shareholder's pro rata portion of such loss or liability from the shareholder's accrued but unpaid dividends or from future dividends while each other Fund must annually distribute at least 90% of its investment company taxable income.

      TAXES

The following is a summary of certain federal income tax considerations generally affecting the Funds and their investors. No attempt is made to present a detailed explanation of the federal tax treatment of a Fund or its investors, and the discussion here and in the Trust's prospectuses is not intended as a substitute for careful tax planning.

FEDERAL INCOME TAX

This discussion of federal income tax considerations is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder, in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions may change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

In order to qualify for treatment as a regulated investment company ("RIC") under the Code, the Funds must distribute annually to its shareholders at least the sum of 90% of its net investment income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) (the "Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, or certain other income, (ii) at the close of each quarter of a Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of a Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a Fund's taxable year, not more than 25% of the value of the Fund's assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, or of two or more issuers engaged in same or similar businesses if a Fund owns at least 20% of the voting power of such issuers.

Notwithstanding the Distribution Requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gains (the excess of net long-term capital gains over net short-term capital loss), a Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income for the one-year period ending on October 31 of that year (and any retained amount from that prior calendar year on which the Fund paid no federal income tax). The Funds intend to make sufficient distributions prior to the end of each calendar year to avoid liability for the federal excise tax applicable to regulated investment companies but can make no assurances that distributions will be sufficient to avoid this tax.

If a Fund fails to maintain qualification as a RIC for a tax year, that Fund will be subject to federal income tax on its taxable income and gains at corporate rates, without any benefit for distributions paid to shareholders, and distributions to shareholders will be taxed as ordinary income to the extent of that Fund's current and accumulated earnings and profits. In such case, the dividends received deduction generally will be available for eligible corporate shareholders (subject to certain limitations) and the lower tax rates applicable to qualified dividend income would be available to individual shareholders. The board reserve the right not to maintain qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

Each Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gains, accelerate the recognition of income to a Fund, and/or defer a Fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to shareholders by a Fund.

The Funds receive income generally in the form of interest derived from Fund investments. This income, less expenses incurred in the operation of a Fund, constitutes its net investment income from which dividends may be paid to shareholders. Any distributions by a Fund may be taxable to shareholders regardless of whether they are received in cash or additional shares. A Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions of net short-term capital gains will be taxable to shareholders as ordinary income. Distributions of net long-term capital gains will be taxable to shareholders at rates applicable to long-term capital gains. In general, the Funds do not expect to receive any dividend income from corporations. Therefore, none of the Funds' distributions is expected to be eligible for the corporate dividends received deduction or for the lower tax rates applicable to qualified dividend income.

Shareholders who have not held Fund shares for a full year should be aware that a Fund may designate and distribute, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of investment in a Fund.

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in higher reported capital gain or lower reported capital loss when those shares on which distribution was received are sold.

Sale, Redemption or Exchange of Fund Shares

Sales, redemptions and exchanges of Fund shares are generally taxable transactions for federal, state and local income tax purposes.

Any gain or loss recognized on a sale or redemption of shares of a Fund by a shareholder who holds their shares as a capital asset will generally be treated as long-term capital gain or loss if the shares have been held for more than one year, and short-term if for a year or less. If shares held for six months or less are sold or redeemed for a loss, two special rules apply. First, if shares on which a net capital gain distribution has been received are subsequently sold or redeemed, and such shares have been held for six months or less, any loss recognized will be treated as long-term capital loss to the extent of the long-term capital gain distributions. Second, any loss recognized by a shareholder upon the sale or redemption of shares of a tax-exempt fund held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares. All or a portion of any loss that you realize upon the redemption of your fund shares will be disallowed to the extent that you buy other shares in a Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

STATE TAXES

A Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by the Funds to investors and the ownership of shares may be subject to state and local taxes.

Shareholders are urged to consult their tax advisor regarding state and local taxes affecting an investment in shares of a Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by a Fund. Investments in Government National Mortgage Association and Fannie Mae securities, bankers' acceptances, commercial paper and repurchase agreements collaterized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

FOREIGN TAXES

Dividends and interests received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's stock or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

      FUND TRANSACTIONS

The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees, an Adviser is responsible for placing the orders to execute transactions for a Fund. In placing orders, it is the policy of the Trust to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available.

The money market securities in which the Funds invest are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, the Adviser will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of the Trust will primarily consist of dealer spreads and underwriting commissions.

BROKERAGE TRANSACTIONS. The Trust selects brokers or dealers to execute transactions for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers provide transactions at best price and execution for the Trust. Best price and execution includes many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. The Trust's determination of what are reasonably competitive rates is based upon the professional knowledge of its trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Trust pays a minimal share transaction cost when the transaction presents no difficulty. Some trades are made on a net basis where the Trust either buys securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price), which is the equivalent of a commission.

The Trust may allocate out of all commission business generated by all of the funds and accounts under management by the Adviser, brokerage business to brokers or dealers who provide brokerage and research services. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends, assisting in determining portfolio strategy, providing computer software used in security analyses, and providing portfolio performance evaluation and technical market analyses. Such services are used by the Adviser in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used exclusively with respect to a Fund or account generating the brokerage.

As provided in the 1934 Act, higher commissions may be paid to broker-dealers who provide brokerage and research services than to broker-dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker-dealers who provide such brokerage and research services, the Trust believes that the commissions paid to such broker-dealers are not, in general, higher than commissions that would be paid to broker-dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In addition, portfolio transactions which generate commissions or their equivalent are directed to broker-dealers who provide daily portfolio pricing services to the Trust. Subject to best price and execution, commissions used for pricing may or may not be generated by the funds receiving the pricing service.

It is expected that the Trust may execute brokerage or other agency transactions through the Distributor or an affiliate of the Adviser, both of which are registered broker-dealers, for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under these provisions, the Distributor or an affiliate of the Adviser is permitted to receive and retain compensation for effecting portfolio transactions for the Trust on an exchange if a written contract is in effect between the Distributor and the Trust expressly permitting the Distributor or an affiliate of the Adviser to receive and retain such compensation. These rules further require that commissions paid to the Distributor by the Trust for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other renumeration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time."

For the fiscal year ended May 31, 2004, 2003 and 2002, the Funds paid the following aggregate brokerage commissions on portfolio transactions:


                                                   AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID ($)
                                                   ---------------------------------------------------------
                   FUND                                  2004                 2003                2002
------------------------------------------------   ----------------   -------------------   ----------------
Classic Institutional Cash Management Money
Market Fund                                             201,722               272,676            208,247

Classic Institutional U.S. Government Securities
Money Market Fund                                       133,911               157,997            123,866

Classic Institutional U.S. Treasury Securities
Money Market Fund                                       751,820               719,903            835,499

Classic Institutional High Quality Bond Fund                864                     *                  *

Classic Institutional Short-Term Bond Fund                    0                     0                  0

Classic Institutional Super Short Income Plus
Fund                                                     10,693                 6,802            270,303

Classic Institutional Total Return Bond Fund                364                     *                  *

Classic Institutional U.S. Government Securities
Super Short Income Plus Fund
                                                          6,955                 4,929                270

* Not in operation during the period.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' Adviser may select a broker based upon brokerage or research services provided to the Adviser. With respect to transactions in equity securities, the Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to each Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information, which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Funds' Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

BROKERAGE WITH FUND AFFILIATES. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, as defined in the 1940 Act, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended May 31, 2004, 2003 and 2002, the Funds paid the following aggregate brokerage commissions on portfolio transactions effected by affiliated brokers. All amounts shown reflect fees paid in connection with Fund repurchase agreement transactions.

                                                    PERCENTAGE OF TOTAL    PERCENTAGE OF TOTAL
                        AGGREGATE DOLLAR AMOUNT    BROKERAGE COMMISSIONS       BROKERAGE
                        OF BROKERAGE COMMISSIONS    PAID TO AFFILIATED    TRANSACTIONS EFFECTED
                           PAID TO AFFILIATED             BROKERS           THROUGH AFFILIATED
       FUND                    BROKERS ($)                  (%)                 BROKERS (%)
----------------------  -------------------------  ---------------------  ---------------------
                         2004      2003    2002      2004   2003    2002     2004   2003   2002
                        -------  -------  -------    ----   ----    ----     ----  -----   ----
Classic Institutional
Cash Management Money
Market Fund             201,722  272,676  208,247     100    100     100      100    100    100

Classic Institutional
U.S. Government
Securities Money
Market Fund             133,911  157,997  123,866     100    100     100      100    100    100

Classic Institutional
U.S. Treasury
Securities Money
Market Fund             751,820  719,903  835,499     100    100     100      100    100    100

Classic Institutional
High Quality Bond Fund      864        *        *     100      *       *      100      *      *

Classic Institutional
Short-Term Bond Fund          0        0        0     N/A    N/A     N/A      N/A    N/A    N/A

Classic Institutional
Super Short Income
Plus Fund                10,693    6,802      303     100    100     100      100    100    100

Classic Institutional
Total Return Bond Fund      364        *        *     100      *       *      100      *      *

Classic Institutional
U.S. Government
Securities Super Short
Income Plus Fund          6,955    4,909      270     100    100     100      100    100    100

* Not in operation during the period.

SECURITIES OF "REGULAR BROKER-DEALERS." The Funds are required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act), which the Funds may hold at the close of their most recent fiscal year. As of May 31, 2004(In 000's):

                                                              Security
                       Fund                                     Type             Security                  Holdings
-------------------------------------------------------       --------  -------------------------------    --------
Classic Institutional Cash Management Money Market Fund         Bond    Morgan Stanley Dean Witter, Inc.   $  55,000
Classic Institutional Cash Management Money Market Fund         Bond    Credit Suisse First Boston         $  40,000
                                                                        Corporation
Classic Institutional Cash Management Money Market Fund         Bond    Merrill Lynch, Inc.                $  31,424
Classic Institutional Cash Management Money Market Fund         Bond    Lehman Brothers, Inc.              $  31,262
Classic Institutional Cash Management Money Market Fund         Bond    Abn Amro Financial Services, Inc.  $  19,237
Classic Institutional Cash Management Money Market Fund         Bond    Ubs Warburg Painewebber Inc.       $  16,359
Classic Institutional U.S. Government Securities Money          Bond    Merrill Lynch, Inc.                $  25,134
Market Fund
Classic Institutional U.S. Government Securities Money          Bond    Lehman Brothers, Inc.              $  22,691
Market Fund
Classic Institutional U.S. Government Securities Money          Bond    Abn Amro Financial Services, Inc.  $  22,514
Market Fund
Classic Institutional U.S. Government Securities Money          Bond    Ubs Warburg Paine Webber, Inc.     $  12,689
Market Fund
Classic Institutional U.S. Government Securities Money          Bond    Morgan Stanley Dean Witter, Inc.   $   8,756
Market Fund
Classic Institutional U.S. Treasury Securities Money Market     Bond    Abn Amro Financial Services, Inc.  $ 229,578
Fund
Classic Institutional U.S. Treasury Securities Money Market     Bond    Ubs Warburg Painewebber            $ 287,411
Fund
Classic Institutional U.S. Treasury Securities Money Market     Bond    Lehman Brothers, Inc.              $  86,773
Fund
Classic Institutional U.S. Treasury Securities Money Market     Bond    Deutsche Bank                      $  86,434
Fund
Classic Institutional U.S. Treasury Securities Money Market     Bond    Salomon Smith Barney, Inc.         $  73,749
Fund
Classic Institutional U.S. Treasury Securities Money Market     Bond    Morgan Stanley Dean Witter, Inc.   $  62,193
Fund
Classic Institutional U.S. Treasury Securities Money Market     Bond    JP Morgan Chase Bank               $  59,757
Fund
Classic Institutional U.S. Treasury Securities Money Market     Bond    Merrill Lynch, Inc.                $  57,163
Fund
Classic Institutional High Quality Bond Fund                    Bond    Morgan Stanley Dean Witter, Inc.   $   4,879
Classic Institutional High Quality Bond Fund                    Bond    Chase Securities, Inc.             $   2,675
Classic Institutional High Quality Bond Fund                    Bond    Salomon Smith Barney, Inc.         $   2,308
Classic Institutional High Quality Bond Fund                    Bond    Merrill Lynch, Inc.                $   1,562
Classic Institutional Short-Term Bond Fund                      Bond    Salomon Smith Barney, Inc.         $   1,125
Classic Institutional Short-Term Bond Fund                      Bond    Merrill Lynch, Inc.                $     430
Classic Institutional Short-Term Bond Fund                      Bond    Chase Securities, Inc.             $     360
Classic Institutional Short-Term Bond Fund                      Bond    Credit Suisse First Boston         $     343
                                                                        Corporation
Classic Institutional Short-Term Bond Fund                      Bond    Morgan Stanley Dean Witter, Inc.   $     238
Classic Institutional Short-Term Bond Fund                      Bond    Lehman Brothers, Inc.              $     233
Classic Institutional Super Short Income Plus Fund              Bond    Merrill Lynch, Inc.                $   9,307
Classic Institutional Super Short Income Plus Fund              Bond    Abn Amro Financial Services, Inc.  $   4,743
Classic Institutional Super Short Income Plus Fund              Bond    Chase Securities, Inc.             $   4,059
Classic Institutional Super Short Income Plus Fund              Bond    Ubs Warburg Painewebber, Inc.      $   3,306
Classic Institutional Super Short Income Plus Fund              Bond    Morgan Stanley Dean Witter, Inc.   $   2,502
Classic Institutional Super Short Income Plus Fund              Bond    Credit Suisse First Boston         $   2,004
                                                                        Corporation

Classic Institutional Super Short Income Plus Fund              Bond    Salomon Smith Barney Inc.          $   1,501
Classic Institutional Total Return Bond Fund                    Bond    Salomon Smith Barney, Inc.         $     838

Classic Institutional Total Return Bond Fund                    Bond    Chase Securities, Inc.             $     780
Classic Institutional Total Return Bond Fund                    Bond    Merrill Lynch, Inc.                $     494
Classic Institutional Total Return Bond Fund                    Bond    Morgan Stanley Dean Witter, Inc.   $     277

      PORTFOLIO TURNOVER RATE

Portfolio turnover rate is defined under SEC rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and option contracts in which the Funds invest since such contracts generally have remaining maturities of less than one-year. The Funds may at times hold investments in other short-term instruments such as money market instruments and repurchase agreements, which are excluded for purposes of computing portfolio turnover. For the Funds' most recently completed fiscal period ended May 31, 2004, the portfolio turnover rate for each of the non-money market Funds was as follows:

                                        FUND                                    TURNOVER RATE (%)
-----------------------------------------------------------------------------   ----------------
Classic Institutional High Quality Bond Fund                                            31%

Classic Institutional Short-Term Bond Fund                                              70%

Classic Institutional Super Short Income Plus Fund                                      83%

Classic Institutional Total Return Bond Fund                                           121%

Classic Institutional U.S. Government Securities Super Short Income Plus Fund          109%

      DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of shares of the Funds each of which represents an equal proportionate interest in that Fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Funds. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares. All consideration received by the Trust for shares of any additional series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

      VOTING RIGHTS

Each share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each full share held on the record date for any shareholder meeting. Each Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate one or more Funds without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach or maintain a viable size or for some other extraordinary reason.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

      SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders' incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any investor held personally liable for the obligations of the Trust.

      LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent wit the federal securities laws.

      CODES OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons of the Trust and the Adviser are prohibited from acquiring beneficial ownership of securities offered in connection with initial public offerings. Certain access persons of the Adviser are further prohibited from acquiring beneficial ownership of securities offered in connection with a limited offering. The Distributor's Code of Ethics requires certain access persons to obtain approval before investing in initial public offerings and limited offerings. Copies of these Code of Ethics are on file with the SEC and are available to the public.

      PROXY VOTING

The Board has delegated the responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board of Trustees will periodically review the Funds' proxy voting record.

Information regarding how the Funds' voted proxies during the most recent twelve-month period ended June 30 has been filed with the SEC on Form N-PX. The Funds' proxy voting record is available on the Funds' website at www.sticlassicfunds.com, and without charge upon request by calling (800) 428-6970, or by writing to the Funds at STI Classic Funds, c/o BISYS Fund Services, Limited Partnership, 3435 Stelzer Road, Columbus, Ohio 43219. The Funds' proxy voting record is also available on the SEC's website at www.sec.gov.

      5% AND 25% SHAREHOLDERS

As of September 1, 2004, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of the Funds. Persons who owned of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to control the Fund within the meaning of the Act. The Trust believes that most of the shares of the Institutional Class of the Funds were held for the record owner's fiduciary, agency or custodial customers.

                                                                        NUMBER OF                         % OF
         FUND                            NAME AND ADDRESS                SHARES             CLASS         CLASS
----------------------------    --------------------------------    ----------------    -------------    ------
Classic Institutional Cash      SUNTRUST CAPITAL MARKETS ACH        1,281,546,711.37    Institutional     49.11%
Management Money Market Fund    303 PEACHTREE ST                                           Shares
                                ATTN ANITA WOODS CTR 3910
                                ATLANTA, GA.  30308-3201

                                SUNTRUST BANK                       1,213,220,875.41    Institutional     46.49%
Classic Institutional Cash      MAIL CENTER 3133                                          Shares
Management Money Market Fund    PO BOX 105504
                                ATTN SUSAN GRIDER
                                ATLANTA, GA.  30348-5504

                                TRUSTMAN                               3,545,331.655    Institutional    100.00%
Classic Institutional High      SUNTRUST BANKS
Quality Bond Fund               PO BOX 105870                                             Shares
                                ATLANTA, GA.  30348-5870

Classic Institutional High      TRUSTMAN                                12,126,740.2       T Shares      100.00%
Quality Bond Fund               SUNTRUST BANKS
                                PO BOX 105870
                                ATLANTA, GA.  30348-5870

                                TRUSTMAN                               3,355,542.944    Institutional    100.00%
Classic Institutional Short     SUNTRUST BANKS
Term Bond Fund                  PO BOX 105870
                                ATLANTA, GA.  30348-5870

Classic Institutional Super     TRUSTMAN                               49,406,011.81    Institutional    100.00%
Short Income Plus Fund          SUNTRUST BANKS
                                PO BOX 105870
                                ATLANTA, GA.  30348-5870

Classic Institutional Super     TRUSTMAN                              71,918,400.945       T Shares      100.00%
Short Income Plus Fund          SUNTRUST BANKS
                                PO BOX 105870
                                ATLANTA, GA  30348-5870

                                TRUSTMAN                                1,051,288.81    Institutional    100.00%
Classic Institutional Total     SUNTRUST BANKS                                             Shares
Return Bond Fund                PO BOX 105870
                                ATLANTA, GA.  30348-5870

                                TRUSTMAN
Classic Institutional Total     SUNTRUST BANKS                         3,254,984.861        T Shares     100.00%
Return Bond Fund                PO BOX 105870
                                ATLANTA, GA.  30348-5870

                                SUNTRUST BANK                         549,787,544.49    Institutional     60.57%
Classic Institutional U.S.      MAIL CENTER 3133                                            Shares
Government Securities Money     P O BOX 105504
Market Fund                     ATTN SUSAN GRIDER
                                ATLANTA, GA.  30348-5504

Classic Institutional U.S.      SUNTRUST CAPITAL MARKETS ACH          357,926,984.85    Institutional     39.43%
Government Securities Money     303 PEACHTREE ST                                           Shares
Market Fund                     ATTN ANITA WOODS CTR 3910
                                ATLANTA, GA.  30308-3201

Classic Institutional U.S.      TRUSTMAN                              32,519,705.394    Institutional     69.03%
Government Securities Super     SUNTRUST BANKS                                             Shares
Short Income Plus Fund          P O BOX 105870
                                ATLANTA, GA.  30348-5870

Classic Institutional U.S.      NATIONAL PUBLIC RADIO INC             14,589,046.376    Institutional     30.97%
Government Securities Super     635 MASSACHUSETTS AVE                                     Shares
Short Income Plus Fund          ATTN JAMES ELDER
                                WASHINGTON, D.C.  20001-3740

                                NATIONAL FINANCIAL SERVICES CORP       2,499,848.814      L Shares        99.19%
Classic Institutional U.S.      EXCLUSIVE BENE OF OUR CUST
Government Securities Super     200 LIBERTY ST
Short Income Plus Fund          ATTN  MUTUAL FUNDS DEPT
                                NEW YORK, NY.  10281-5503

Classic Institutional U.S.      SUNTRUST CAPITAL MARKETS              241,573,256.41    Institutional     53.28%
Treasury Securities Money                                                                   Shares
Market Fund

                                ACH
                                303 PEACHTREE ST
                                ATTN ANITA WOODS CTR 3910
                                ATLANTA, GA.  30308-3201

                                SUNTRUST BANKS                        159,776,693.58    Institutional     35.24%
Classic Institutional U.S.      MAIL CENTER 3133                                           Shares
Treasury Securities Money       P O BOX 105504
Market Fund                     ATTN SUSAN GRIDER
                                ATLANTA, GA.  30348-5504

                                NATIONAL FINANCIAL SERVICES CORP        52,066,403.9    Institutional     11.48%
Classic Institutional U.S.      EXCLUSIVE BENE OF OUR CUST                                 Shares
Treasury Securities Money       200 LIBERTY ST
Market Fund                     ATTN  MUTUAL FUNDS DEPT
                                NEW YORK, NY.  10281-5503

                                SUNTRUST BANK                       1,306,343,430.35      Corporate      100.00%
Classic Institutional U.S.      MAIL CENTER 3133                                         Trust Shares
Treasury Securities Money       P O BOX 105504
Market Fund                     ATTN SUSAN GRIDER
                                ATLANTA, GA.  30348-5504

      FINANCIAL STATEMENTS

The financial statements for the Trust's fiscal year ended May 31, 2004, including notes thereto and the reports of PricewaterhouseCoopers, LLP thereon, are herein incorporated by reference. A copy of the 2004 Annual Report to Shareholders must accompany the delivery of this SAI.

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

The following descriptions are summaries of published ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 This is the highest category by Standard & Poor's Ratings Group (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 Issues rated Prime-1 (or supporting institutions) by Moody's Investor
        Services, Inc. ("Moody's") have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

        -     Leading market positions in well-established industries.

        -     High rates of return on funds employed.

        - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

        - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

        - Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch, Inc. ("Fitch"). Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

The rating TBW-1 by Thomson BankWatch ("Thomson") indicates a very high likelihood that principal and interest will be paid on a timely basis.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-l. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the MIG-I/VMIG-2 group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

      - Amortization Schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note, and

      - Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the votes.

DESCRIPTION OF CORPORATE BOND RATINGS

S&P

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Moody's

Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in

Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the 1933 Act or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

Fitch

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

Thomson

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is extremely high. Bonds rated AA indicate a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB (the lowest investment-grade category) indicate an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

                                   APPENDIX B

[TRUSCO CAPITAL MANAGEMENT LOGO]

TRUSCO CAPITAL MANAGEMENT PROXY DISCLOSURE TO THE STI CLASSIC FUNDS SHAREHOLDERS

Dear Shareholders:

Securities and Exchange Commission rules under the Investment Advisers Act of 1940 and the Investment Company Act of 1940 address an investment adviser's fiduciary obligation to its clients when the adviser has authority to vote their proxies. Under our current contractual agreement, Trusco Capital Management, Inc. ("Trusco"), is authorized to vote proxies on behalf of the STI Classic Funds.

The rules require an investment company to adopt policies and procedures reasonably designed to ensure that the fund: 1) votes proxies in the best interests of clients; 2) discloses information about those policies and procedures and how to obtain copies; 3) discloses how clients may obtain information about proxy votes cast; and 4) maintains appropriate records relating to actual proxy voting.

The STI Classic Funds' board has delegated voting authority to Trusco and accordingly has adopted Trusco's proxy voting policies.

Trusco's existing Proxy Voting Committee ("Committee") is structured to seek to ensure compliance with all of the requirements. After an extensive review, the Committee determined that the use of a professional proxy voting agency would be the most efficient and effective course of action to accommodate certain portions of the regulations. The Committee conducted comprehensive due diligence of the most respected proxy voting agencies in the industry and chose to hire Institutional Shareholder Services ("ISS") as Trusco's agent to assist us with meeting the administrative, clerical and recordkeeping aspects of our fiduciary obligations.

Several of the determining factors in choosing ISS as an agent to provide such services included its excellent research tools and advanced, state of the art technical and system support.

The Committee recognizes that each proxy vote must be evaluated on its own merits. Factors such as a company's organizational structure, executive and operational management, structure of the board of directors, corporate culture and governance process, and the impact of economic, environmental and social implications remain key elements in all voting decisions.

To address material conflicts of interest, as defined by SEC regulations, involving Trusco relationships, the Committee will engage the services of an independent fiduciary voting service to vote on any proxies for securities for which the Committee determines a material conflict of interest exists so as to provide shareholders with the most beneficial and objective proxy voting possible.

Material conflicts might occur, for example, (1) in the case of securities of a company where a director or officer may serve as an independent director on Trusco's, SunTrust Banks, Inc. ("SunTrust") or a related SunTrust affiliate's board of directors or (2) where an issuer has substantial banking or other financial relationships with Trusco and/or SunTrust, or a SunTrust affiliate.

If the Committee engages an independent fiduciary voting service to perform the voting analysis, ISS, as our agent for administrative, clerical and recordkeeping proxy services, will then vote the shares according to the directions of the independent fiduciary. Trusco will have no power to participate in, alter or change the decision or final vote for any proxy matters entrusted to the properly appointed independent fiduciary.

Please be assured that although Trusco has engaged ISS to assist with physical proxy voting matters, we retain the primary obligation of proxy voting and will review all issues and actively monitor all information prior to determining each vote placed on behalf of shareholders. Trusco will continue to utilize available resources in order to make well-informed, qualified proxy vote decisions.

Further information, such as copies of Trusco's Proxy Policies and Procedures and voting records of the STI Classic Funds, may be obtained without charge by contacting the STI Classic Funds by telephone at 1-800-874-4770, Option 5 or by visiting www.sticlassicfunds.com. The policies and procedures are also available in the STI Classic Funds' Statement of Additional Information. Actual voting records will also be filed and available on the SEC's website.

Again, please know that, as with all matters relating to the STI Classic Funds, we at Trusco take our fiduciary proxy voting obligations very seriously, and will continue to do our utmost to protect the interests of each and every shareholder.

Regards,

Trusco Capital Management, Inc.

                                                                         07/2004

                  TRUSCO CAPITAL MANAGEMENT, INC PROXY POLICY

                                POLICY STATEMENT

Trusco Capital Management, Inc. ("Trusco") has a Proxy Committee ("Committee") that is responsible for establishing policies and procedures designed to ensure the firm ethically and effectively discharges its fiduciary obligation to vote all applicable proxies on behalf of all discretionary client accounts and mutual funds. The Committee will annually (or more often if needed) review, reaffirm and amend guidelines, strategies and proxy policies for all domestic and international clients, funds and product lines.

Trusco, after an extensive review of service providers including size, experience and independence, has contracted with Institutional Shareholder Services ("ISS") as its agent to provide administrative, clerical, and functional and recordkeeping services and support related to the firm's proxy voting processes/procedures, which include, but are not limited to:

      1. Collection and coordination of proxy material from each custodian for each Trusco client's account, including Trusco's mutual fund clients.

      2. Facilitating the mechanical act of proxy voting, reconciliation, and disclosure for each Trusco client's accounts, including Trusco's mutual fund clients, in accordance with Trusco's proxy policies and the Committee's direction.

      3. Required record keeping and voting record retention of all Trusco proxy voting on behalf Trusco's clients, including Trusco's mutual fund clients.

As reflected in our specific Trusco proxy policies, the Committee will affirmatively vote proxies for proposals that, as interpreted, are deemed to be in the best economic interest of its clients as shareholders and beneficiaries to those actions.

The Committee will, at all times, retain the ability to consider client specific preferences and/or develop and apply criteria unique to its client base and product lines, where appropriate. This information will, as needed, be communicated to ISS as agent to ensure that the relative shares proxies will be voted accordingly. The Committee has reviewed ISS capabilities as agent for the services above and is confident in its abilities to effectively provide these services. The Committee will monitor such capability on an ongoing basis.

               AN INDEPENDENT, OBJECTIVE APPROACH TO PROXY ISSUES

In the absence of express contractual provisions to the contrary, the Committee will vote proxies for all Trusco discretionary investment management clients and Trusco managed mutual funds, such as the STI Classic Funds.

As indicated above, the Committee utilizes the services of an independent third party agent, ISS, to assist with facilitating the administrative, clerical, functional and recordkeeping duties and to assist in managing certain aspects of our proxy obligations. Accordingly, Trusco maintains proxy policies for U.S. domestic and global proxy voting issues, as well as guidelines applicable to "Taft Hartley" plans and relationships. ERISA accounts will be voted in accordance with the U.S. domestic proxy policy as it is an ERISA based policy.

Trusco provides and maintains the following standard proxy voting policies:

-     Trusco U.S. Domestic Proxy Policy (an ERISA based policy)

-     Trusco Taft Hartley Proxy Policy

-     Trusco Global/International Proxy Policy

Brief summaries and extended summaries are available for the Trusco Taft Hartley Proxy Policy and the Trusco Global/International Proxy Policy; and full complete versions of all of these policies are available as described below.

The Committee will obtain and review all information regarding each issuer's proxy related material as it recognizes that there may not be one decision that is right for all situations and that each proxy vote must be evaluated on its own merits. Although this typically means that some proxy issues are voted on a case-by-case basis, the Committee utilizes the firm's pre-determined proxy voting policies and guidelines whenever possible to ensure consistency and relevancy with the overall proxy voting process. For example, some factors that are considered include an in-depth look at each company's organizational structure; executive and operating management styles, board of directors structure, corporate culture and governance processes, implicit and explicit social and economic product benefits, and the impact or economic implications of the available alternatives.

                              EXCEPTIONS TO POLICY

The guidelines as outlined herein generally do not apply where Trusco has contracted discretionary investment management and the authority to vote shares to a properly appointed subadvisor such as may be the case in some managed, separate, or wrap accounts.

In those situations proxy votes cast by the subadvisor will be governed by the subadvisor's own proxy voting policies and procedures. The Committee will annually review the sub advisor's proxy voting policies and procedures.

Trusco will retain voting responsibilities for its mutual fund clients unless it specifically delegates proxy voting responsibility to a properly appointed subadvisor.

                              CONFLICTS OF INTEREST

Due to its diversified client base, numerous product lines, independent board of directors, and affiliation with SunTrust Banks, Inc., and its affiliates, occasions may from time to time arise in which the Committee believes that a potential conflict exists in connection with a proxy vote based on the SEC guidelines. In such instances, the Committee will review the potential conflict to determine if it is material.Examples of material conflicts of interest that may arise include those where the shares to be voted involve:

Common stock of SunTrust Banks, Inc., The Coca-Cola Company, Inc., Coca-Cola Enterprises, Inc., and/or other public corporate issuers with which either Trusco or SunTrust Banks, Inc. or its affiliates, may have a similar on-going non-investment management associated relationship.

      1. An issuer with a director, officer or employee who presently serves as an independent director on the board of Trusco or SunTrust Banks, Inc. or any of its affiliates.

      2. An issuer having substantial and numerous banking, investment or other financial relationships with Trusco, SunTrust Banks, Inc. or its affiliates.

      3. A direct common stock ownership position of five percent (5%) or greater held individually by Trusco or in conjunction with SunTrust Banks, Inc. and/or its affiliates

Although Trusco utilizes a pre-determined proxy voting policy, a conflict of interest could be deemed to be material. In this case, the Committee will determine the most fair and reasonable procedure to be followed in order to properly address all conflict concerns. The Committee may employ one or more of the options listed below:

1.    Retain an independent fiduciary to vote the shares.

      2. Send the proxy material to the client (in the case of mutual funds, the funds' shareholders) so he or she may vote the proxies.

Although Trusco does its best to alleviate or diffuse known conflicts, there is no guarantee that all situations have been or will be mitigated through proxy policy incorporation.

                           SECURITIES LENDING PROGRAM

Trusco also manages assets for several clients (including mutual funds, such as the STI Classic Funds) who engage in "security lending" programs. Security lending is where the clients or funds loan stock in their accounts or portfolio to various broker-dealers and collect interest based on the underlying value of the position. Consistent with SEC guidelines, the Committee will generally refrain from voting securities loaned out under this type of lending arrangement when the costs and lost revenue to the client or fund combined with the administrative effects of retrieving the securities outweigh the benefit of voting the proxy. In addition, the Committee must make a good-faith determination that the individual proxy ballot decisions would not materially impact the portfolio manager's desire to retain the position in the portfolio, and that the entire position of loaned shares' votes would not significantly affect the overall voting outcome. If any factor is determined to be material by the Committee, Trusco will initiate a total recall of the shares on loan to vote accordingly.

ADDITIONAL INFORMATION

TRUSCO CLIENTS:

Extended summaries of TRUSCO CAPITAL MANAGEMENT, INC.'S U.S. DOMESTIC PROXY POLICY (an ERISA based policy), TAFT HARTLEY PROXY POLICY, and GLOBAL/INTERNATIONAL PROXY POLICY and voting records are available to clients upon request. (Complete copies are quite voluminous but are also available.) For this information, or to obtain information about specific voting issues, please contact Trusco Capital Management, Inc, Attn: Proxy Voting Committee Administrator, 50 Hurt Plaza, 14th Floor, Atlanta, Georgia, 30303, by telephone at 404.827.6177, or via e-mail at: PMP.operations@truscocapital.com.

STI CLASSIC FUNDS SHAREHOLDERS:

The above information as it relates to the STI Classic Funds is available to fund shareholders by contacting the STI Classic Funds by telephone at 1-800-874-4770, Option 5 or by visiting www.sticlassicfunds.com.

                                                                         02/2004

                            TRUSCO CAPITAL MANAGEMENT
                      TAFT-HARTLEY PROXY VOTING GUIDELINES

The Trusco Capital Management Taft-Hartley Voting Policy is based upon the AFL-CIO Proxy Voting Guidelines, which comply with all the fiduciary standards delineated by the U.S. Department of Labor.

Taft-Hartley client accounts are governed by the Employee Retirement Income Security Act (ERISA). ERISA sets forth the tenets under which pension fund assets must be managed and invested. Proxy voting rights have been declared by the Department of Labor to be valuable plan assets and therefore must be exercised in accordance with the fiduciary duties of loyalty and prudence. The duty of loyalty requires that the voting fiduciary exercise proxy voting authority solely in the economic interest of participants and plan beneficiaries. The duty of prudence requires that decisions be made based on financial criteria and that a clear process exists for evaluating proxy issues.

The Trusco Taft-Hartley voting policy was carefully crafted to meet those requirements by promoting long-term shareholder value, emphasizing the "economic best interests" of plan participants and beneficiaries. Trusco will assess the short-term and long-term impact of a vote and will promote a position that is consistent with the long-term economic best interests of plan members embodied in the principle of a "worker-owner view of value."

Our guidelines address a broad range of issues, including election of directors, executive compensation, proxy contests, auditor ratification, and tender offer defenses - all significant voting items that affect long-term shareholder value. In addition, these guidelines delve deeper into workplace issues that may have an impact on corporate performance, including:

      -     Corporate policies that affect job security and wage levels;

      - Corporate policies that affect local economic development and stability;

      -     Corporate responsibility to employees and communities; and

      -     Workplace safety and health issues.

All votes will be reviewed on a case-by-case basis, and no issues will be considered strictly routine. Each issue will be considered in the context of the company under review. In other words, proxy voting guidelines are just that - guidelines. When company-specific factors are taken into account, every proxy voting decision becomes a case-by-case decision. Keeping in mind the concept that no issue is considered "routine", outlined in the following pages are general voting parameters for various types of proxy voting issues (when there are no company-specific reasons for voting to the contrary).

I) BOARD OF DIRECTORS PROPOSALS

Electing directors is the single most important stock ownership right that shareholders can exercise. The board of directors is responsible for holding management accountable to performance standards on behalf of the shareholders. Trusco holds directors to a high standard when voting on their election, qualifications, and compensation.

Votes on entire board of directors take into account factors that include:

      -     Company performance relative to its peers;

      -     Lack of majority independent board;

      -     Board diversity;

      - Executive compensation-related (excessive salaries/bonuses/pensions, stock option repricing, misallocation of corporate funds, etc.);

      -     Failure of board to respond to majority shareholder votes.

Votes on individual director nominees are made on a case-by-case basis, taking into account factors that include:

      -     Poor attendance;

      - Independence of the key board committees (audit, compensation, and nominating);

      -     Performance of the key board committees;

      -     Failure to establish key board committees; and

      -     Interlocking directorships.

CEO SERVING AS CHAIRMAN: a principal function of the board is to monitor management, and a fundamental responsibility of the chairman is to monitor the company's CEO.

Generally vote FOR proposals recommending that the positions of chairman and CEO be combined. . Several considerations for a joint position include::

- Designated lead director appointed from the ranks of the independent board members with clearly delineated duties

-     Majority of independent directors on board

-     Independent key committees

-     Committee chairpersons nominated by the independent directors

-     Established governance guidelines

-     Company performance and structure

-     Effectiveness of senior officers and board members.

Generally vote AGAINST proposals recommending that the positions of chairman and CEO be separate and distinct positions held by 2 different individuals. Approximately 60 percent of companies in both the S&P 500 and Russell 3000 have joint chairman and CEO positions, and there is no absolute proof that separating the positions provides shareholders with more security in how the company is run. In addition, a jointly held Chair/CEO position represents: continuity; a true hands-on vision oriented dedication to moving the company forward; and provides shareholders with a more unified understanding of how the company will continue.

INDEPENDENT DIRECTORS: Trusco believes that a board independent of management is of critical value to safeguard a company and its shareholders.

Board independence helps ensure that directors carry out their duties in an objective manner and without manager interference to select, monitor, and compensate management. We will cast votes in a manner consistent with supporting and reinforcing this philosophy. Independence is evaluated upon factors including: past or current employment with the company or its subsidiaries; the provision of consulting services; familial relationships; board interlocks; and service with a non-profit that receives contributions from the company.

We vote FOR proposals that request that the board and/or its audit, compensation, and nominating committees be comprised of a majority of independent directors. We WITHHOLD votes from entire boards that are not majority-independent.

BOARD STRUCTURE: Trusco supports the principle that all directors should be accountable to shareholder vote on an annual basis. A classified board is a board divided into separate classes (typically three), with only one class of nominees coming up to vote at the annual meeting each year. As a result, shareholders are only able to vote a single director approximately once every three years. Good corporate governance practice supports annually elected boards. We vote FOR classified boards when the issue comes up for vote.

CUMULATIVE VOTING: Under a cumulative voting scheme, shareholders are permitted to have one vote per share for each director to be elected and may apportion these votes among the director candidates in any manner they wish. This voting method allows minority shareholders to influence the outcome of director contests by "cumulating" their votes for one nominee, thereby creating a measure of independence from management control. Trusco votes FOR proposals to allow cumulative voting and votes AGAINST proposals to eliminate it.

POISON PILLS: Shareholder rights plans, more commonly known as poison pills, are warrants issued to shareholders allowing them to purchase shares from the company at a price far below market value when a certain ownership threshold has been reached, thereby effectively preventing a takeover. Poison pills can entrench management and give the board veto power over takeover bids, thereby altering the balance of power between shareholders and management. While we evaluate poison pills on a case-by-case basis depending on a company's particular set of circumstances, Trusco generally votes FOR proposals to eliminate or redeem poison pills. We vote FOR shareholder proposals to submit a company's poison pill to shareholder vote.

PROPOSALS ON BOARD INCLUSIVENESS: Trusco votes FOR shareholder proposals asking a company to make efforts to seek more women and minority group members for service on the board. A more diverse group of directors benefits shareholders and the company.

II) CAPITAL STRUCTURE

INCREASE AUTHORIZED COMMON STOCK: corporations seek shareholder approval to increase their supply of common stock for a variety of business reasons. We vote FOR proposals to increase authorized common stock when management has provided a specific justification for the increase, evaluating proposals on a case-by-case basis. We believe that an increase of up to 50 percent is enough to allow a company to meet its capital needs. We vote AGAINST proposals to increase an authorization by more than 50 percent unless management provides compelling reasons for the increase.

DUAL CLASS STRUCTURES: Trusco does not support dual share class structures. Incumbent management can use a dual class structure to gain unequal voting rights. A separate class of shares with superior voting rights can allow management to concentrate its power and insulate itself from the majority of its shareholders. An additional drawback is the added cost and complication of maintaining the two class system. We will vote FOR a one share, one vote capital structure, and we will vote AGAINST the creation or continuation of dual class structures.

III) RATIFYING AUDITORS

Ratifying auditors is no longer a routine procedure. Accounting scandals at companies such as Enron and WorldCom underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. A study by Richard Frankel, Marilyn Johnson, and Karen Nelson found that the ratio of non-audit fees to total fees paid is negatively associated with stock market returns on the filing date, indicating that investors associate non-audit fees "with lower quality audits and, by implication, lower quality earnings." This study also found that companies that pay high non-audit fees are more likely to engage in earnings management.

Auditors are the backbone upon which a company's financial health is measured, and auditor independence is essential for rendering objective opinions upon which investors then rely. When an auditor is paid more in consulting fees than for auditing, its relationship with the company is left open to conflicts of interest. Because accounting scandals evaporate shareholder value, any proposal to ratify auditors is examined for potential conflicts of interest, with particular attention to the fees paid to the auditor. We vote AGAINST ratification of a company's auditor if it receives more than one-quarter of its total fees for consulting. We support shareholder proposals to ensure auditor independence.

IV) MERGERS, ACQUISITIONS, AND TRANSACTIONS

Trusco votes for corporate transactions that take the high road to competitiveness and company growth. Trusco believes that structuring merging companies to build long-term relationships with a stable and quality work force and preserving good jobs creates long-term company value. We oppose corporate transactions which indiscriminately layoff workers and shed valuable competitive resources.

Factors taken into account for mergers and acquisitions include:

      -     Impact on shareholder value;

      -     Potential synergies;

      -     Corporate governance and shareholder rights;

      -     Fairness opinion;

      -     Offer price (cost vs. premium); and

      -     Impact on community stakeholders and workforce employees.

REINCORPORATION: Trusco reviews proposals to change a company's state of incorporation on a case-by-case basis. We vote FOR proposals to reincorporate in another state when the company has provided satisfactory business reasons and there is no significant reduction in shareholder rights. We vote AGAINST proposals to reincorporate that reduce shareholder rights. In cases of offshore reincorporations to tax havens, among other factors, we evaluate the effect upon any and all legal recourse of shareholders in a new jurisdiction, potential harm to company brands and image, and any actual, qualified economic benefit.

V) EXECUTIVE COMPENSATION

STOCK OPTION PLANS: Trusco supports compensating executives at a reasonable rate and believes that executive compensation should be strongly correlated to performance. Stock option and other forms of compensation should be performance-based with an eye toward improving shareholder value. Well-designed stock option plans align the interests of executives and shareholders by providing that executives benefit when stock prices rise as the company -- and shareholders -- prosper together.

Many plans sponsored by management provide goals so easily attained that executives can realize massive rewards even though shareholder value is not necessarily created. Stock options that are awarded selectively and excessively can dilute shareholders' share value and voting power. In general, Trusco supports plans that are offered at fair terms to executives who satisfy well-defined performance goals. We evaluate option plans on a case-by-case basis, taking into consideration factors including: offer price, dilution to outstanding share value, dilution to share voting power, and the presence of any repricing provisions. We support plans that retain tax deductibility through the use of performance goals and oppose plans whose award size exceeds the tax deduction limit.

Trusco votes FOR option plans that provide legitimately challenging performance targets that truly motivate executives in the pursuit of excellent performance.

Likewise, we vote AGAINST plans that offer unreasonable benefits to executives that are not available to any other shareholders.

STOCK OPTION EXPENSING: A recent long-term study of stock option awards found that there was no correlation whatsoever between executive stock ownership and company performance. Given stock option's accounting treatment of not being charged as an expense against earnings, options have provided the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives an incentive to inflate their company's earnings or make irresponsibly optimistic forecasts in order to cash in on options in hand. Trusco supports shareholder resolutions calling for stock option grants to be treated as an expense.

PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY: Trusco votes FOR shareholder proposals that seek additional disclosure of executive and director pay information (current SEC requirements only call for the disclosure of the top five most highly compensated executives and only if they earn more than $100,000 in salary and benefits). We vote FOR shareholder proposals that seek to eliminate outside directors' retirement benefits. We review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay. This includes shareholder proposals that seek to link executive compensation to customer, employee, or stakeholder satisfaction.

GOLDEN PARACHUTES: golden parachutes are designed to protect the senior level employees of a corporation in the event of a change-in-control. Under most golden parachute agreements, senior level management employees receive a lump sum pay-out triggered by a change-in-control at usually two to three times base salary. These severance agreements grant extremely generous benefits to well-paid executives and most often offer no value to shareholders. Trusco votes FOR shareholder proposals to have all golden parachute agreements submitted for shareholder ratification, and we generally vote AGAINST all proposals to ratify golden parachutes.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS): Trusco generally votes FOR ESOPs which allow a company's employees to acquire stock in the company at a slight discount. Such plans help link employees' self-interest to the interests of the shareholders, thereby benefiting the company, its customers, and shareholders and creating long-term company value.

VI) SOCIAL AND ENVIRONMENTAL ISSUES

Increasingly, shareholders are presenting proposals related to company environmental practices, workplace practices, social issues and sustainability goals. Trusco provides specific narrative explanations for votes on these types of shareholder proposals. Trusco evaluates shareholder proposals on a case-by-case basis to determine if they are in the best economic interests of the plan participants and beneficiaries. Trusco clients select investment strategies and criteria for their portfolios. Trusco views its responsibility to protect plan beneficiary economic interests through the use of the proxy. To meet this obligation, Trusco votes consistent with the economic best interests of the participants and beneficiaries to create "high road" shareholder and economic value.

In most cases, Trusco supports proposals that request management to report to shareholders information and practices that would help in evaluating the company's operations. In order to be able to intelligently monitor their investments, shareholders often need information best provided by the company itself. Trusco supports proposals that seek management compliance with shareholder interests to ensure that shareholders are fully informed about actions harmful to society with special attention to the company's legal and ethical obligations, impact on company profitability, and the potential negative publicity for disreputable practices.

CERES PRINCIPLES: the CERES Principles, formulated by the Coalition of Environmentally Responsible Economies, require signing companies to address environmental issues, including protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction. Evidence suggests that environmentally conscious companies may realize long-term savings by implementing programs to pollute less and conserve resources while realizing good public relations and new marketing opportunities. Moreover, the reports that are required of signing companies provide shareholders with more information concerning topics they may deem relevant to their company's financial well-being. Many companies have voluntarily adopted these principles and proven that environmental sensitivity makes good business sense. Trusco supports proposals that improve a company's public image, reduce exposure to liabilities, and establish standards so that environmentally responsible companies and markets are not at a competitive financial disadvantage. Trusco votes FOR the adoption of the CERES Principles and FOR reporting to shareholders on environmental issues.

CORPORATE CONDUCT, HUMAN RIGHTS, AND LABOR CODES: Trusco generally supports proposals that call for the adoption and/or enforcement of clear principles or codes of conduct relating to countries in which there are systematic violations of human rights. These conditions include the use of slave, child, or prison labor, undemocratically elected governments, widespread reports by human rights advocates, fervent pro-democracy protests, and/or economic sanctions and boycotts.

Many proposals refer to the seven core conventions, commonly referred to as the "Declaration on Fundamental Principles and Rights At Work," ratified by the International Labor Organization (ILO). The seven conventions fall under four broad categories: i) Right to organize and bargain collectively; ii) Nondiscrimination in employment; iii) Abolition of forced labor; and iv) End of child labor. Each of the 180 member nations of the ILO body are bound to respect and promote these rights to the best of their abilities. Trusco supports the principles and codes of conduct relating to company investment in countries with patterns of human rights abuses (Northern Ireland, Columbia, Burma, former Soviet Union, and China). Trusco votes FOR proposals to implement and report on ILO codes of conduct.

02/2004

TRUSCO CAPITAL MANAGEMENT GLOBAL PROXY VOTING GUIDELINES

Following is a concise summary of general policies for voting global proxies. In addition, Trusco has country- and market-specific policies, which are not captured below.

FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS

Vote FOR approval of financial statements and director and auditor reports, unless:

      - there are concerns about the accounts presented or audit procedures used; or

      - the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

APPOINTMENT OF AUDITORS AND AUDITOR COMPENSATION

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

      - there are serious concerns about the accounts presented or the audit procedures used;

      -     the auditors are being changed without explanation; or

      - nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

APPOINTMENT OF INTERNAL STATUTORY AUDITORS

Vote FOR the appointment or reelection of statutory auditors, unless:

      - there are serious concerns about the statutory reports presented or the audit procedures used;

      - questions exist concerning any of the statutory auditors being appointed; or

      - the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ALLOCATION OF INCOME

Vote FOR approval of the allocation of income, unless:

- the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

-     the payout is excessive given the company's financial position.

STOCK (SCRIP) DIVIDEND ALTERNATIVE

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

AMENDMENTS TO ARTICLES OF ASSOCIATION

Vote amendments to the articles of association on a CASE-BY-CASE basis.

CHANGE IN COMPANY FISCAL TERM

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

AMEND QUORUM REQUIREMENTS

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

TRANSACT OTHER BUSINESS

Vote AGAINST other business when it appears as a voting item.

DIRECTOR ELECTIONS

Vote FOR management nominees in the election of directors, unless:

- there are clear concerns about the past performance of the company or the board; or

-     the board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed)

DIRECTOR COMPENSATION

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry. Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

DISCHARGE OF BOARD AND MANAGEMENT

Vote FOR discharge of the board and management, unless:

- there are serious questions about actions of the board or management for the year in question; or

-     legal action is being taken against the board by other shareholders.

DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

BOARD STRUCTURE

Vote FOR proposals to fix board size.

Vote FOR the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

SHARE ISSUANCE REQUESTS

GENERAL ISSUANCES:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

SPECIFIC ISSUANCES:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

INCREASES IN AUTHORIZED CAPITAL

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

- the specific purpose of the increase (such as a share-based acquisition or merger) does not meet Trusco's guidelines for the purpose being proposed; or

- the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

Vote AGAINST proposals to adopt unlimited capital authorizations.

REDUCTION OF CAPITAL

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BYCASE basis.

CAPITAL STRUCTURES

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

PREFERRED STOCK

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets Trusco's guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BYCASE basis.

DEBT ISSUANCE REQUESTS

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets Trusco's guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

PLEDGING OF ASSETS FOR DEBT

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

INCREASE IN BORROWING POWERS

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

SHARE REPURCHASE PLANS:

Vote FOR share repurchase plans, unless:

-     clear evidence of past abuse of the authority is available; or

-     the plan contains no safeguards against selective buybacks.

REISSUANCE OF SHARES REPURCHASED:

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE:

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

REORGANIZATIONS/RESTRUCTURINGS:

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

MERGERS AND ACQUISITIONS:

Vote FOR mergers and acquisitions, unless:

- the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

- the company's structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

MANDATORY TAKEOVER BID WAIVERS:

Vote proposals to waive mandatory takeover bid requirements on a CASE-BYCASE basis.

REINCORPORATION PROPOSALS:

Vote reincorporation proposals on a CASE-BY-CASE basis.

EXPANSION OF BUSINESS ACTIVITIES:

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

RELATED-PARTY TRANSACTIONS:

Vote related-party transactions on a CASE-BY-CASE basis.

COMPENSATION PLANS:

Vote compensation plans on a CASE-BY-CASE basis.

ANTITAKEOVER MECHANISMS:

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

SHAREHOLDER PROPOSALS:

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

                      PROXY VOTING POLICIES ADOPTED 4/19/04
                        TRUSCO CAPITAL MANAGEMENT, INC.


---------------------------------------------------------------------------------------------------------------------------------
Number        CHAPTER        SECTION           BALLOT ITEM/ PROPOSAL                                                      Vote
                                               [F=FOR, A=AGAINST, W=WITHHOLD, C=CASE BY CASE]
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
      1.0. Operational    Adjourn Meeting     To provide management with the authority to adjourn an annual or              F
           Items                              special meeting.
---------------------------------------------------------------------------------------------------------------------------------
      1.1. Operational    Amend Quorum        To reduce quorum requirements for shareholder meetings below a                A
           Items          Requirements        majority of the shares outstanding.
---------------------------------------------------------------------------------------------------------------------------------
      1.2. Operational    Amend Minor         To make housekeeping changes (updates or corrections) to bylaw or             F
           Items          Bylaws              charter.
---------------------------------------------------------------------------------------------------------------------------------
      1.3. Operational    Change Company      To change the corporate name.                                                 F
           Items          Name
---------------------------------------------------------------------------------------------------------------------------------
      1.4. Operational    Date, Time, or      Management proposals to change the date/time/location of the annual           F
           Items          Location of         meeting.
                          Annual Meeting
---------------------------------------------------------------------------------------------------------------------------------
      1.5. Operational     Date, Time, or     Shareholder proposals To change the date/time/location of the annual          A
           Items          Location of         meeting.
                          Annual Meeting
---------------------------------------------------------------------------------------------------------------------------------
      1.6. Operational    Auditors            To ratify auditors.                                                           F
           Items
---------------------------------------------------------------------------------------------------------------------------------
      1.7. Operational    Auditors            Shareholder proposals asking companies to prohibit their auditors from        A
           Items                              engaging in non-audit services.
---------------------------------------------------------------------------------------------------------------------------------
      1.8. Operational    Auditors            Shareholder proposals to require audit firm rotation.                         A
           Items
---------------------------------------------------------------------------------------------------------------------------------
      1.9. Operational    Transact Other      To approve other business when it appears as voting item.                     A
           Items          Business
---------------------------------------------------------------------------------------------------------------------------------
      2.0. Board          Voting on           Director nominees who are not described below.                                F
           of             Director Nominees
           Directors      in Uncontested
                          Elections
---------------------------------------------------------------------------------------------------------------------------------
      2.1. Board          Voting on           Director nominees who have Implement or renewed a dead-hand or                W
           of             Director Nominees   modified dead-hand poison pill.
           Directors      in Uncontested
                          Elections
---------------------------------------------------------------------------------------------------------------------------------
      2.2. Board          Voting on           Director nominees who have ignored a shareholder proposal that is             W
           of             Director Nominees   approved by a majority of the votes cast for two consecutive years.
           Directors      in Uncontested
                          Elections
---------------------------------------------------------------------------------------------------------------------------------
      2.3. Board          Voting on           Director nominees who have failed to act on takeover offers where the         W
           of             Director Nominees   majority of the shareholders tendered their shares.
           Directors      in Uncontested
                          Elections
---------------------------------------------------------------------------------------------------------------------------------
       2.4.Board          Voting on           Director nominees who enacted egregious corporate governance policies or      W
           of             Director            failed to replace management as appropriate.
           Directors      Nominees in
                          Uncontested
                          Elections
---------------------------------------------------------------------------------------------------------------------------------
      2.5. Board          Age Limits          To limit the tenure of outside directors either through term limits           A
           of                                 or mandatory retirement ages.
           Directors
---------------------------------------------------------------------------------------------------------------------------------
      2.6. Board          Board Size          To fix the board size or designate a range for the board size.                F
           of
           Directors
---------------------------------------------------------------------------------------------------------------------------------
      2.7. Board          Board Size          To give management the ability to alter the size of the board outside of      A
           of                                 a specified range without shareholder approval.
           Directors
---------------------------------------------------------------------------------------------------------------------------------
      2.8. Board          Classification/     MANAGEMENT and shareholder proposals to classify the board.                   F
           of             Declassification
           Directors      of the Board
---------------------------------------------------------------------------------------------------------------------------------
      2.9. Board          Classification/     MANAGEMENT and shareholder proposals to repeal classified boards and to       A
           of             Declassification    elect all directors annually.
           Directors      of the Board
---------------------------------------------------------------------------------------------------------------------------------
     2.10. Board          Cumulative Voting   To eliminate cumulative voting.                                               F
           of
           Directors
---------------------------------------------------------------------------------------------------------------------------------
     2.11. Board          Cumulative Voting   To restore or permit cumulative voting.                                       A
           of
           Directors
---------------------------------------------------------------------------------------------------------------------------------

                      PROXY VOTING POLICIES ADOPTED 4/19/04
                        TRUSCO CAPITAL MANAGEMENT, INC.



---------------------------------------------------------------------------------------------------------------------------
 NUMBER       CHAPTER     SECTION         BALLOT ITEM / PROPOSAL                                                     VOTE
                                          [F=FOR, A=AGAINST, W=WITHHOLD, C=CASE BY CASE]
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
      2.12. Board of     Director and     Proposals on director and officer indemnification and liability             C
            Directors    Officer          protection not particularly described below.
                         Indemnification
                         and
                         Liability
                         Protection
---------------------------------------------------------------------------------------------------------------------------
      2.13. Board of    Director and      To eliminate entirely directors' and officers' liability for                A
            Directors   Officer           monetary damages for violating the duty of care.
                        Indemnification
                        and
                        Liability
                        Protection
---------------------------------------------------------------------------------------------------------------------------
      2.14. Board of    Director and      To expand coverage beyond just legal expenses to acts, such as              A
            Directors   Officer           negligence, that are more serious violations of fiduciary obligation
                        Indemnification   than mere carelessness.
                        and
                        Liability
                        Protection
---------------------------------------------------------------------------------------------------------------------------
      2.15. Board of    Director and      To expand coverage in cases when a director's or officer's legal defense    F
            Directors   Officer           was unsuccessful if: (1) the director was found to have acted in good
                        Indemnification   faith and in a mannerthat he reasonably believed was in the best and
                        Liability         interests of the company, and (2) only if the director's legal
                        Protectin         expenses Liability would be covered.
---------------------------------------------------------------------------------------------------------------------------
      2.16. Board of    Establish/Amend   To establish or amend director qualifications.                              A
            Directors   Nominee
                        Qualifications
---------------------------------------------------------------------------------------------------------------------------
      2.17. Board of    Establish/Amend   Shareholder proposals requiring two candidates per board seat.              A
            Directors   Nominee
                        Qualifications
---------------------------------------------------------------------------------------------------------------------------
      2.18. Board of    Filling           To provide that directors may be removed only for cause.                    A
            Directors   Vacancies/
                        Removal of
                        Directors
---------------------------------------------------------------------------------------------------------------------------
      2.19. Board of    Filling           To restore shareholder ability to remove directors with or without cause.   F
            Directors   Vacancies/
                        Removal of
                        Directors
---------------------------------------------------------------------------------------------------------------------------
      2.20. Board of    Filling           To provide that only continuing directors may elect replacements to fill    A
            Directors   Vacancies/        board vacancies.
                        Removal of
                        Directors
---------------------------------------------------------------------------------------------------------------------------
      2.21. Board of    Filling           To permit shareholders to elect directors to fill board vacancies.          F
            Directors   Vacancies/ of
                        Removal
                        Directors
---------------------------------------------------------------------------------------------------------------------------
      2.22. Board of    Independent       To recommend that the positions of chairman and CEO be combined.            F
            Directors   Chairman
                        (Separate
                        Chairman/ CEO)
---------------------------------------------------------------------------------------------------------------------------
      2.23. Board of    Independent       To recommend that the positions of chairman and CEO be separate and         A
            Directors   Chairman          distinct positions held by 2 different individuals.
                        (Separate
                        Chairman/CEO)
---------------------------------------------------------------------------------------------------------------------------
      2.24. Board of    Majority of       Shareholder proposals to require that a majority or more of directors be    F
            Directors   Independent       independent.
                        Directors/
                        Establishment
                        of Committees
---------------------------------------------------------------------------------------------------------------------------
      2.25. Board of    Majority of       Shareholder proposals asking that board audit, compensation, and/or         A
            Directors   Independent       nominating committees be composed exclusively of independent directors.
                        Directors/
                        Establishment
                        of Committees
---------------------------------------------------------------------------------------------------------------------------
      2.26  Board of    Open Access       Shareholder proposals asking for open access.                               A
            Directors
---------------------------------------------------------------------------------------------------------------------------
      2.27. Board       Stock             Shareholder proposals that mandate a minimum amount of stock that           A
            of          Ownership         directors must own in order to qualify as a director or to remain on
            Directors   Requirements      the board.
---------------------------------------------------------------------------------------------------------------------------
      2.28. Board       Stock             Shareholder proposals asking that the company adopt a holding or            A
            of          Ownership         retention period for its executives (for holding stock after the vesting
            Directors   Requirements      or exercise of equity awards).
---------------------------------------------------------------------------------------------------------------------------

                      PROXY VOTING POLICIES ADOPTED 4/19/04
                        TRUSCO CAPITAL MANAGEMENT, INC.


---------------------------------------------------------------------------------------------------------------------------
NUMBER       CHAPTER       SECTION         BALLOT ITEM / PROPOSAL                                                  VOTE
                                           [F=FOR, A=AGAINST, W=WITHHOLD, C=CASE BY CASE]
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
      2.29. Board of      Term Limits      Shareholder or management proposals to limit the tenure of outside        A
            Directors                      directors.
---------------------------------------------------------------------------------------------------------------------------
       3.0. Proxy         Voting for       Votes in a contested election of directors.                               C
            Contests      Director
                          Nominees in
                          Contested
                          Elections
---------------------------------------------------------------------------------------------------------------------------
       3.1. Proxy         Reimbursing      To reimburse proxy solicitation expenses.                                 C
            Contests      Solicitation
                          Expenses
---------------------------------------------------------------------------------------------------------------------------
       3.2. Proxy         Confidential     Shareholder proposals requesting that corporations adopt confidential     A
            Contests      Voting           voting, use independent vote tabulators and use independent inspectors of election.
---------------------------------------------------------------------------------------------------------------------------
       3.3. Proxy         Confidential     Management proposals to adopt confidential voting.                        A
            Contests      Voting
---------------------------------------------------------------------------------------------------------------------------
       4.0. Antitakeover  Advance Notice   Advance notice proposals.                                                 F
            Defenses      Requirements
            and           for Shareholder
            Voting        Proposals/
            Related       Nominations
            Issues
---------------------------------------------------------------------------------------------------------------------------
       4.1. Antitakeover  Amend Bylaws     Proposals giving the board exclusive authority to amend the bylaws.       F
            Defenses      without
            and           Shareholder
            Voting        Consent
            Related
            Issues
---------------------------------------------------------------------------------------------------------------------------
       4.2. Antitakeover  Amend Bylaws     Proposals giving the board the ability to amend the bylaws in            F
            Defenses      without          addition to shareholders.
            and           Shareholder
            Voting        Consent
            Related
            Issues
---------------------------------------------------------------------------------------------------------------------------
       4.3. Antitakeover  Poison Pills     Shareholder proposals that ask a company to submit its poison pill       F
            Defenses                       for shareholder ratification.
            and
            Voting
            Related
            Issues
---------------------------------------------------------------------------------------------------------------------------
       4.4. Antitakeover  Poison Pills     Shareholder proposals asking that any future pill be put                 F
            Defenses                       to a shareholder vote.
            and
            Voting
            Related
            Issues
---------------------------------------------------------------------------------------------------------------------------
       4.5. Antitakeover  Poison Pills     Management proposals to ratify a poison pill.                             C
            Defenses
            and
            Voting
            Related
            Issues
---------------------------------------------------------------------------------------------------------------------------
       4.6. Antitakeover  Shareholder      To restrict or prohibit shareholder ability to take action by written     A
            Defenses      Ability to Act   consent.
            and           by Written
            Voting        Consent
            Related
            Issues
---------------------------------------------------------------------------------------------------------------------------
       4.7. Antitakeover  Shareholder      To allow or make easier shareholder action by written consent.            F
            Defenses      Ability to Act
            and           by Written
            Voting        Consent
            Related
            Issues
---------------------------------------------------------------------------------------------------------------------------
       4.8. Antitakeover   Shareholder     To restrict or prohibit shareholder ability to call special meetings.     A
            Defenses      Ability to
            and           Call Special
            Voting        Meetings
            Related
            Issues
---------------------------------------------------------------------------------------------------------------------------
       4.9. Antitakeover   Shareholder     To remove restrictions on the right of shareholders to act                F
            Defenses      Ability to       independently of management.
            and           Call Special
            Voting        Meetings
            Related
            Issues
---------------------------------------------------------------------------------------------------------------------------
      4.10. Antitakeover                   To require a supermajority shareholder vote.                              A
            Defenses      Supermajority
            and           Requirements
            Voting
            Related
            Issues
---------------------------------------------------------------------------------------------------------------------------

                      PROXY VOTING POLICIES ADOPTED 4/19/04
                        TRUSCO CAPITAL MANAGEMENT, INC.



------------------------------------------------------------------------------------------------------------------------------
    NUMBER   CHAPTER         SECTION     BALLOT ITEM / PROPOSAL [F=FOR, A=AGAINST,                                     VOTE
                                        W=WITHHOLD, C=CASE BY CASE]
------------------------------------------------------------------------------------------------------------------------------
     4.11. Antitakeover                     To lower supermajority vote requirements.                                  F
           Defenses          Supermajority
           and Voting        Vote
           Related           Requirements
           Issues
--------------------------------------------------------------------------------------------------------------------------
     5.0.  Mergers           Appraisal      To restore, or provide shareholders with, rights of appraisal.             A
           and               Rights
           Corporate
           Restructurings
--------------------------------------------------------------------------------------------------------------------------
     5.1.  Mergers           Asset          On asset purchase proposals.                                               C
           and               Purchases
           Corporate
           Restructurings
--------------------------------------------------------------------------------------------------------------------------
     5.2.  Mergers           Asset Sales    Asset sales.                                                               C
           and
           Corporate
           Restructurings
--------------------------------------------------------------------------------------------------------------------------
     5.3.  Mergers           Bundled        Bundled or "conditioned" proxy proposals                                   C
           and               Proposals
           Corporate
           Restructurings
--------------------------------------------------------------------------------------------------------------------------
     5.4.  Mergers           Conversion     Proposals regarding conversion of securities, absent penalties or          C
           and               of             likely bankruptcy.
           Corporate         Securities
           Restructurings
--------------------------------------------------------------------------------------------------------------------------
     5.5.  Mergers           Conversion     Proposals regarding conversion of securities, if it is expected that the   F
           and               of             company will be subject to onerous penalties or will be forced to file
           Corporate         Securities     for bankruptcy if the transaction is not approved.
           Restructurings
--------------------------------------------------------------------------------------------------------------------------
     5.6.  Mergers           Corporate      Proposals to increase common and/or preferred shares and to issue          C
           and               Reorganization shares as part of a debt restructuring plan, absent likely bankruptcy.
           Corporate
           Restructurings
--------------------------------------------------------------------------------------------------------------------------
     5.7.  Mergers           Corporate      Proposals to increase common and/or preferred shares and to issue          F
           and               Reorganization shares as part of a debt restructuring plan where bankruptcy is likely
           Corporate                        if the transaction is not approved.
           Restructurings
--------------------------------------------------------------------------------------------------------------------------
      5.8. Mergers           Formation      To form a holding company.                                                 C
           and               of Holding
           Corporate         Company
           Restructurings
--------------------------------------------------------------------------------------------------------------------------
     5.9.  Mergers           Going          To make the company private rather than public.                            C
           and               Private
           Corporate         Transactions
           Restructurings    (LBOs and
                             Minority
                             Squeeze-outs)
--------------------------------------------------------------------------------------------------------------------------
     5.10. Mergers           Joint          To form joint ventures.                                                    C
           and               Ventures
           Corporate
           Restructurings
--------------------------------------------------------------------------------------------------------------------------
     5.11. Mergers           Liquidations   To liquidate when bankruptcy is not likely.                                C
           and
           Corporate
           Restructurings
--------------------------------------------------------------------------------------------------------------------------
     5.12. Mergers           Liquidations  To liquidate when bankruptcy is likely.                                     F
           and
           Corporate
           Restructurings
--------------------------------------------------------------------------------------------------------------------------
     5.13. Mergers           Mergers and    To merge with or acquire another company.                                  C
           and               Acquisitions/
           Corporate         Issuance of
           Restructurings    Shares to
                             Facilitate
                             Merger or
                             Acquisition
--------------------------------------------------------------------------------------------------------------------------
     5.14. Mergers           Private        To issue a private placement security when bankruptcy is not likely        C
           and               Placements/
           Corporate         Warrants/
           Restructurings    Convertible
                             Debentures
--------------------------------------------------------------------------------------------------------------------------

                      PROXY VOTING POLICIES ADOPTED 4/19/04
                        TRUSCO CAPITAL MANAGEMENT, INC.




-----------------------------------------------------------------------------------------------------------------------------------
NUMBER       CHAPTER        SECTION     BALLOT ITEM / PROPOSAL [F=FOR, A=AGAINST,                                            VOTE
                                        W=WITHHOLD, C=CASE BY CASE]
-----------------------------------------------------------------------------------------------------------------------------------
     5.15. Mergers           Private                To issue a private placement security when bankruptcy is not likely.     F
           and               Placements/
           Corporate         Warrants/Convertible
           Restructurings    Debentures
-----------------------------------------------------------------------------------------------------------------------------------
     5.16. Mergers           Spin-offs              To spin off a unit or line of business.                                  C
           and
           Corporate
           Restructurings
-----------------------------------------------------------------------------------------------------------------------------------
     5.17. Mergers           Value                  To maximize shareholder value by hiring a financial advisor to explore   C
           and               Maximization           strategic alternatives, selling the company or liquidating the company
           Corporate         Proposals              and distributing the proceeds to shareholders.
           Restructurings
-----------------------------------------------------------------------------------------------------------------------------------
     6.0.  State of          Control                To opt out of control share acquisition statutes.                        F
           Incorporation     Share
                             Acquisition
                             Provisions
-----------------------------------------------------------------------------------------------------------------------------------
     6.1.  State of          Control                To amend the charterto include control share acquisition provisions.     A
           Incorporation     Share
                             Acquisition
                             Provisions
-----------------------------------------------------------------------------------------------------------------------------------
     6.2.  State of          Control                To restore voting rights to the control shares.                          F
           Incorporation     Share
                             Acquisition
                             Provisions
-----------------------------------------------------------------------------------------------------------------------------------
     6.3.  State of          Control                To opt out of control share cash out statutes.                           F
           Incorporation     Share Cash
                             out
                             Provisions
-----------------------------------------------------------------------------------------------------------------------------------
     6.4.  State of          Disgorgement           To opt out of state disgorgement provisions.                             F
           Incorporation     Provisions
-----------------------------------------------------------------------------------------------------------------------------------
     6.5.  State of          Fair Price             To adopt fair price provisions.                                          C
           Incorporation     Provisions
-----------------------------------------------------------------------------------------------------------------------------------
     6.6.  State of          Fair Price             To adopt fair price provisions with shareholder                          A
           Incorporation     Provisions             vote requirements greater than a majority
                                                    of disinterested shares.
-----------------------------------------------------------------------------------------------------------------------------------
      6.7. State of          Freeze Out             Proposals to opt out of state freeze out provisions.                     F
           Incorporation
-----------------------------------------------------------------------------------------------------------------------------------
      6.8. State of          Green mail             To adopt anti-greenmail charter of bylaw amendments or otherwise         F
           Incorporation                            restrict a company's ability to make greenmail payments.
-----------------------------------------------------------------------------------------------------------------------------------
      6.9. State of          Green mail             To adopt anti-greenmail proposals when they are bundled with other       C
           Incorporation                             charter or bylaw amendments.
-----------------------------------------------------------------------------------------------------------------------------------
     6.10. State of          Reincorporation        To change a company's state of incorporation.                            C
           Incorporation     Proposals
-----------------------------------------------------------------------------------------------------------------------------------
     6,11. State of          Stakeholder            To consider non-shareholder constituencies or other non-financial        A
           Incorporation     Provisions             effects when evaluating a merger or business combination.
-----------------------------------------------------------------------------------------------------------------------------------
     6.12. State of          State                  To opt in or out of state takeover statutes (including control           C
           Incorporation     Anti-takeover          share acquisition statutes, control share cash-out statutes, freeze
                             Statutes               out provisions, fair price provisions,
                                                    stakeholder laws, poison pill
                                                    endorsements, severance pay and labor
                                                    contract provisions, anti greenmail
                                                    provisions, and disgorgement
                                                    provisions).
-----------------------------------------------------------------------------------------------------------------------------------
     7.0.  Capital           Adjustments            Management proposals to reduce or eliminate the par value of common      F
           Structure         to Par                 stock.
                             Value of
                             Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
      7.1. Capital           Common                 To increase the number of shares of common stock authorized for          C
           Structure         Stock                  issuance.
                             Authorization
-----------------------------------------------------------------------------------------------------------------------------------
      7.2. Capital           Common                 To increase the number of authorized shares of the class of stock that   C
           Structure         Stock                  has superior voting rights.
                             Authorization
-----------------------------------------------------------------------------------------------------------------------------------
      7.3. Capital           Common                 To approve increases beyond the allowable increase when a company's      F
           Structure         Stock                  shares are in danger of being de-listed or if a company's ability to
                             Authorization          continue to operate as a going concern is uncertain.
-----------------------------------------------------------------------------------------------------------------------------------
      7.4. Capital           Dual-class             Proposals to create a new class of common stock with superior voting     A
           Structure         Stock                  rights.
-----------------------------------------------------------------------------------------------------------------------------------

                      PROXY VOTING POLICIES ADOPTED 4/19/04
                        TRUSCO CAPITAL MANAGEMENT, INC.




-----------------------------------------------------------------------------------------------------------------------------------
NUMBER       CHAPTER        SECTION                 BALLOT ITEM / PROPOSAL [F=FOR, A=AGAINST,                                VOTE
                                                    W=WITHHOLD, C=CASE BY CASE]
-----------------------------------------------------------------------------------------------------------------------------------
     7.5.  Capital           Dual-class             To create a new class of nonvoting or sub-voting common stock if:        F
           Structure         Stock                  It is intended for financing purposes with minimal or no dilution to current shareholders. It is not designed to preserve the voting power of an insider or significant shareholder.
-----------------------------------------------------------------------------------------------------------------------------------
     7.6.  Capital           Issue Stock            To increase authorized common stock for the explicit purpose of          A
           Structure         for Use with           implementing a shareholder rights plan (poison pill).
                             Rights Plan
-----------------------------------------------------------------------------------------------------------------------------------
     7.7.  Capital           Preemptive             Shareholder proposals that seek preemptive rights.                       C
           Structure         Rights
-----------------------------------------------------------------------------------------------------------------------------------
     7.8.  Capital           Preferred              To authorizing the creation of new classes of preferred stock with       A
           Structure         Stock                  unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).
-----------------------------------------------------------------------------------------------------------------------------------
     7.9.  Capital           Preferred              To create "declawed" blank check preferred stock (stock that cannot be   F
           Structure         Stock                  used as a takeover defense).
-----------------------------------------------------------------------------------------------------------------------------------
     7.10. Capital           Preferred              To authorize preferred stock in cases where the company specifies the    F
           Structure         Stock                  voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable
-----------------------------------------------------------------------------------------------------------------------------------
     7.11. Capital           Preferred              To increase the number of blank check preferred stock authorized for     A
           Structure         Stock                  issuance when no shares have been issued or reserved for a specific purpose.
-----------------------------------------------------------------------------------------------------------------------------------
     7.12. Capital           Preferred              To increase the number of blank check preferred shares.                  F
           Structure         Stock
-----------------------------------------------------------------------------------------------------------------------------------
     7.13. Capital           Recapitalization       Recapitalizations (reclassifications of securities).                     C
           Structure
-----------------------------------------------------------------------------------------------------------------------------------
     7.14. Capital           Reverse Stock          Management proposals to implement a reverse stock split when the         F
           Structure         Splits                 number of authorized shares will be proportionately reduced.
-----------------------------------------------------------------------------------------------------------------------------------
     7.15. Capital           Reverse Stock          Management proposals to implement a reverse stock split to avoid         F
           Structure         Splits                 delisting.
-----------------------------------------------------------------------------------------------------------------------------------
     7.16. Capital           Reverse Stock          To implement a reverse stock split that do not proportionately reduce    C
           Structure         Splits                 the number of shares authorized.
-----------------------------------------------------------------------------------------------------------------------------------
     7.17. Capital           Share                  Management proposals to institute open-market share repurchase           F
           Structure         Repurchase             plans in which all shareholders may participate on equal terms.
                             Programs
-----------------------------------------------------------------------------------------------------------------------------------
     7.18. Capital           Stock                  Management proposals to increase the common share authorization for a    F
           Structure         Distributions:         stock split or share dividend, provided that the increase in authorized
                             Splits and Dividends   shares would not result in an excessive number of shares available for issuance.
-----------------------------------------------------------------------------------------------------------------------------------
     7.19. Capital           Tracking Stock         To authorize the creation of tracking stock.                             C
           Structure
-----------------------------------------------------------------------------------------------------------------------------------
     8.0.  Executive         Executive              To approve or disapprove executive compensation plans.                   C
           and               Compensation
           Director
           Compensation
-----------------------------------------------------------------------------------------------------------------------------------
     8.1.  Executive         Executive Compensation To approve compensation plans that expressly permit the re-pricing of    A
           and                                      underwater stock options without shareholder approval.
           Director
           Compensation
-----------------------------------------------------------------------------------------------------------------------------------
     8.2.  Executive         Executive              Plans in which the CEO participates if there is a disconnect between     A
           and               Compensation           the CEO's pay and company performance.
           Director
           Compensation
-----------------------------------------------------------------------------------------------------------------------------------
     8.3.  Executive         Director               Plans for directors.                                                     C
           and               Compensation
           Director
           Compensation
-----------------------------------------------------------------------------------------------------------------------------------
     8.4.  Executive         Stock Plans in         For plans which provide participants with the option of taking all       C
           and               Lieu of Cash           Executive or a portion of their cash compensation in the form of stock.
           Director
           Compensation
-----------------------------------------------------------------------------------------------------------------------------------
     8.5.  Executive         Stock Plans in         Plans which provide a dollar-for-dollar cash for stock exchange.         F
           and               Lieu of Cash
           Director
           Compensation
-----------------------------------------------------------------------------------------------------------------------------------
     8.6.  Executive         Stock Plans in         Plans which do not provide a dollar-for-dollar cash for stock exchange.  A
           and               Lieu of Cash
           Director
           Compensation
-----------------------------------------------------------------------------------------------------------------------------------

                      PROXY VOTING POLICIES ADOPTED 4/19/04
                        TRUSCO CAPITAL MANAGEMENT, INC.







-----------------------------------------------------------------------------------------------------------------------------------
NUMBER       CHAPTER        SECTION                 BALLOT ITEM / PROPOSAL [F=FOR, A=AGAINST,                                VOTE
                                                    W=WITHHOLD, C=CASE BY CASE]
-----------------------------------------------------------------------------------------------------------------------------------
     8.7.  Executive and     Director               Retirement plans for non-employee directors.                             A
           Director          Retirement
           Compensation      Plans
-----------------------------------------------------------------------------------------------------------------------------------
     8.8.  Executive and     Director               Shareholder proposals to eliminate retirement plans for non-employee     F
           Director          Retirement             directors.
           Compensation      Plans
-----------------------------------------------------------------------------------------------------------------------------------
     8.9.  Executive and     Management             On management proposals seeking approval to re-price options.            A
           Director          Proposals
           Compensation      Seeking
                             Approval to
                             Re-price
                             Options
-----------------------------------------------------------------------------------------------------------------------------------
     8.10. Executive and     Voting                 Shareholder proposals to submit executive compensation to a vote.        A
           Director          on
           Compensation      Compensation
-----------------------------------------------------------------------------------------------------------------------------------
     8.11. Executive and     Employee               Employee stock purchase plans not described below.                       C
           Director          Stock
           Compensation      Purchase
                             Plans
-----------------------------------------------------------------------------------------------------------------------------------
     8.12. Executive and     Employee Stock         Employee stock purchase plans where all of the following apply:          F
           Director          Purchase Plans         - Purchase price is at least 85 percent of fair market value.
           Compensation                             - Offering period is 27 months or less.
-----------------------------------------------------------------------------------------------------------------------------------
     8.13. Executive and     Employee               Employee stock purchase plans where any of the following apply:          A
           Director          Stock Purchase         - Purchase price is less than 85 percent of fair market value, or
           Compensation      Plans                  - Purchase Offering period is greater than 27 months.
-----------------------------------------------------------------------------------------------------------------------------------
     8.14. Executive and     Incentive              Simply amend shareholder-approved compensation plans to include          F
           Director          Bonus                  administrative features or place a cap on the annual grants any one
           Compensation      Plans and              participant may receive to comply with the provisions of Section
                             Tax                    162(m).
                             Deductibility
                             Proposals
-----------------------------------------------------------------------------------------------------------------------------------
     8.15. Executive and     Incentive Bonus        To add performance goals to existing compensation plans to comply        F
           Director          Plans an               with the provisions of Section 162(m).
           Compensation      Tax
                             Deductibility
                             Proposals
-----------------------------------------------------------------------------------------------------------------------------------
     8.16. Executive and     Incentive Bonus        Plans to increase shares reserved and to qualify for favorable           F
           Director          Plans and              tax treatment under the  provisions of Section 162(m).
           Compensation      Tax
                             Deductibility
                             Proposals
-----------------------------------------------------------------------------------------------------------------------------------
     8.17. Executive and     Incentive              Cash or cash and stock bonus plans that are submitted to shareholders     F
           Director          Bonus                  for the purpose of exempting compensation from taxes under the
           Compensation      Plans and              and provisions of Section 162(m) if no increase in shares is requested.
                             Tax
                             Deductibility
                             Proposals
-----------------------------------------------------------------------------------------------------------------------------------
     8.18. Executive and     Employee               To implement an ESOP or increase authorized shares for existing          F
           Director          Stock                  ESOPs, unless the number of shares allocated to the ESOP is
           Compensation      Ownership              excessive (more than five percent of outstanding shares.)
                             Plans
                             (ESOPs)
-----------------------------------------------------------------------------------------------------------------------------------
     8.19. Executive and     401 (k)                To implement a 401(k) savings plan for employees.                        F
           Director          Employee
           Compensation      Benefit
                             Plans
-----------------------------------------------------------------------------------------------------------------------------------
     8.20. Executive and     Shareholder            Shareholder proposals seeking additional disclosure of executive and     A
           Director          Proposals              director pay information.
           Compensation      Regarding
                             Executive
                             and Director
                             Pay
-----------------------------------------------------------------------------------------------------------------------------------
     8.21. Executive and     Shareholder            Shareholder proposals seeking to set absolute levels on compensation or  A
           Director          Proposals              otherwise dictate the amount or form of compensation.
           Compensation      Regarding
                             Executive
                             and Director
                             Pay
-----------------------------------------------------------------------------------------------------------------------------------
     8.22. Executive and     Shareholder            Shareholder proposals requiring director fees be paid in stock only.     A
           Director          Proposals
           Compensation      Regarding
                             Executive
                             and Director
                             Pay
-----------------------------------------------------------------------------------------------------------------------------------

                      PROXY VOTING POLICIES ADOPTED 4/19/04
                        TRUSCO CAPITAL MANAGEMENT, INC.


---------------------------------------------------------------------------------------------------------------------------------
Number        CHAPTER        SECTION           BALLOT ITEM/ PROPOSAL                                                      Vote
                                               [F=FOR, A=AGAINST, W=WITHHOLD, C=CASE BY CASE]
---------------------------------------------------------------------------------------------------------------------------------
                          Shareholder    Shareholder proposals to put option re-pricings to a shareholder vote.    F
      8.23.Executive      Proposals
           and            Regarding
           Director       Executive and
           Compensation   Director Pay

---------------------------------------------------------------------------------------------------------------------------
     8.24. Executive     Shareholder     For all other shareholder proposals regarding executive and director pay. C
           and           Proposals
           Director      Regarding
           Compensation  Executive and
                         Director Pay
---------------------------------------------------------------------------------------------------------------------------
     8.25. Executive     Option          Shareholder proposals asking the company to expense stock options.        A
           and           Expensing
           Director
           Compensation
---------------------------------------------------------------------------------------------------------------------------
     8.26. Executive     Performance     Shareholder proposals advocating the use of performance-based stock       A
           and           -Base           options (indexed, premium-priced, and performance-vested options).
           Director      Stock Options
           Compensation
---------------------------------------------------------------------------------------------------------------------------
     8.27. Executive     Golden          Shareholder proposals to require golden parachutes or executive           A
           and           Parachutes      severance agreements to be submitted for shareholder ratification.
           Director      and Executive
           Compensation  Severance
                         Agreements
---------------------------------------------------------------------------------------------------------------------------
     8.28. Executive     Golden          Proposals to ratify or cancel golden parachutes.                          C
           and           Parachutes
           Director      and Executive
           Compensation  Severance
                         Agreements
---------------------------------------------------------------------------------------------------------------------------
     8.29. Executive     Pension Plan    Shareholder proposals to exclude pension plan income in the               F
           and           Income          calculation of earnings used in determining executive bonuses/
           Director      Accounting      compensation.
           Compensation
---------------------------------------------------------------------------------------------------------------------------
     8.30. Executive     Supplemental    Shareholder proposals requesting to put extraordinary benefits            A
           and           Executive       contained in SERP agreements to a shareholder vote.
           Director      Retirement
           Compensation  Plans (SERPs)
---------------------------------------------------------------------------------------------------------------------------
      9.0. Social        CONSUMER        To phase out the use of animals in product testing.                       A
           and           ISSUES AND
           Environmental PUBLIC
           Issues        SAFETY:
                         Animal Rights
---------------------------------------------------------------------------------------------------------------------------
      9.1. Social        CONSUMER        To implement price restraints on pharmaceutical products.                 A
           and           ISSUES AND
           Environmental PUBLIC
           Issues        SAFETY: Drug
                         Pricing
---------------------------------------------------------------------------------------------------------------------------
      9.2. Social        CONSUMER        To voluntarily label genetically engineered (GE) ingredients in           A
           and           ISSUES AND      their products or alternatively to provide interim labeling and
           Environmental PUBLIC          eventually eliminate GE ingredients due to the costs and feasibility
           Issues        SAFETY:         of labeling and/or phasing out the use of GE ingredients.
                         Genetically
                         Modified
                         Foods
---------------------------------------------------------------------------------------------------------------------------
      9.3. Social        Genetically     A report on the feasibility of labeling products containing               A
           and           Modified        GE ingredients.
           Environmental Foods
           Issues
---------------------------------------------------------------------------------------------------------------------------
      9.4. Social        Genetically     A report on the financial, legal, and environmental impact of continued   A
           and           Modified        use of GE ingredients/seeds.
           Environmental Foods
           Issues
---------------------------------------------------------------------------------------------------------------------------
      9.5. Social        Genetically      Report on the health and environmental effects of genetically modified   A
           and           Modified        organisms (GMOs).
           Environmental Foods
           Issues
---------------------------------------------------------------------------------------------------------------------------
      9.6. Social        Genetically     To completely phase out GE ingredients from the company's products or     A
           and           Modified        proposals asking for reports outlining the steps necessary to eliminate
           Environmental Foods           GE ingredients from the company's products. Such resolutions presuppose
           Issues                        that there are proven health risks to GE ingredients.
---------------------------------------------------------------------------------------------------------------------------
      9.7. Social        CONSUMER         Reports on a company's policies aimed at curtailing gun violence in the  A
           and           ISSUES AND      United States.
           Environmental PUBLIC
           Issues        SAFETY:
                         Handguns
---------------------------------------------------------------------------------------------------------------------------

                      PROXY VOTING POLICIES ADOPTED 4/19/04
                         TRUSCO CAPITAL MANAGEMENT, INC.

------------------------------------------------------------------------------------------------------------------------------
    NUMBER    CHAPTER        SECTION       BALLOT ITEM / PROPOSAL                                                     VOTE
                                           [F=FOR, A=AGAINST, W=WITHHOLD, C=CASE BY CASE]
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
      9.8. Social and      CONSUMER        Reports outlining the impact of the health pandemic (HIV/AIDS, malaria      A
           Environmental   ISSUES AND      and tuberculosis) on the company's Sub-Saharan operations.
           Issues          PUBLIC
                           SAFETY:
                           HIV/AIDS
------------------------------------------------------------------------------------------------------------------------------
      9.9. Social and      HIV/AIDS        To establish, implement, and report on a standard of response to the        A
           Environmental                   HIV/AIDS, tuberculosis and malaria health pandemic in Africa and other
           Issues                          developing countries.
------------------------------------------------------------------------------------------------------------------------------
     9.10. Social and      CONSUMER        Reports on the company's procedures for preventing predatory lending,       A
           Environmental   ISSUES AND      including the establishment of a board committee for oversight.
           Issues          PUBLIC
                           SAFETY:
                           Predatory
                           Lending
------------------------------------------------------------------------------------------------------------------------------
     9.11. Social and      CONSUMER        Proposals seeking stronger product warnings.                                A
           Environmental   ISSUES AND
           Issues          PUBLIC
                           SAFETY:
                           Tobacco
------------------------------------------------------------------------------------------------------------------------------
     9.12. Social and      Tobacco         Proposals asking that the company's operating facilities be smoke-free.     A
           Environmental
           Issues
------------------------------------------------------------------------------------------------------------------------------
     9.13. Social and      Tobacco         Proposals dealing with product placement in stores or advertising to        A
           Environmental                   youth.
           Issues
------------------------------------------------------------------------------------------------------------------------------
     9.14. Social and      Tobacco         Proposals asking the company to cease production of tobacco-related         A
           Environmental                   products or cease selling products to tobacco companies.
           Issues
------------------------------------------------------------------------------------------------------------------------------
     9.15. Social and      Tobacco         Proposals to spin-off tobacco-related businesses.                           A
           Environmental
           Issues
------------------------------------------------------------------------------------------------------------------------------
     9.16. Social and      Tobacco         Proposals prohibiting investment in tobacco equities.                       A
           Environmental
           Issues
------------------------------------------------------------------------------------------------------------------------------
     9.17. Social and      ENVIRONMENT     Requests for reports outlining potential environmental damage from          A
           Environmental   AND             drilling in the Arctic National Wildlife Refuge (ANWR).
           Issues          ENERGY:
                           Arctic
                           National
                           Wildlife
                           Refuge
------------------------------------------------------------------------------------------------------------------------------
     9.18. Social and      ENVIRONMENT     Proposals to adopt the CERES Principles.                                    A
           Environmental   AND
           Issues          ENERGY:
                           CERES
                           Principles
------------------------------------------------------------------------------------------------------------------------------
     9.19. Social and      ENVIRONMENT     Proposals requests reports assessing economic risks of environmental        A
           Environmental   AND             pollution or climate change.
           Issues          ENERGY:
                           Environmental-
                           Economic
                           Risk
                           Report
------------------------------------------------------------------------------------------------------------------------------
     9.20. Social and      Environmental   Proposals for reports disclosing the company's environmental policies.      A
           Environmental   Reports
           Issues
------------------------------------------------------------------------------------------------------------------------------
     9.21. Social and      ENVIRONMENT     Proposals to make reports on the level of greenhouse gas emissions from     A
           Environmental   AND             the company's operations and products.
           Issues          ENERGY:
                           Global
                           Warming
------------------------------------------------------------------------------------------------------------------------------
     9.22. Social and      ENVIRONMENT     Proposals to adopt a comprehensive recycling strategy.                      A
           Environmental   AND
           Issues          ENERGY:
                           Recycling
------------------------------------------------------------------------------------------------------------------------------
     9.23. Social and      ENVIROMENT      Proposals to invest in renewable energy sources.                            A
           Environmental   AND ENERGY:
           Issues          Renewable
                           Energy
------------------------------------------------------------------------------------------------------------------------------
     9.24. Social and      Renewable       Requests for reports on the feasibility of developing renewable energy      A
           Environmental   Energy          sources.
           Issues
------------------------------------------------------------------------------------------------------------------------------
     9.25. Social and      ENVIRONMENT     Proposals to make report on its policies and practices related to           A
           Environmental   AND             social, environmental, and economic sustainability.
           Issues          ENERGY:
                           Sustainability
                           Report
------------------------------------------------------------------------------------------------------------------------------
     9.26. Social and      GENERAL         Proposals to affirm political nonpartisanship in the workplace.             A
           Environmental   CORPORATE
           Issues          ISSUES:
                           Charitable/
                           Political
                           Contributions
------------------------------------------------------------------------------------------------------------------------------
     9.27. Social and      Charitable/     Proposals to report or publish in newspapers the company's political        A
           Environmental   Political       contributions.
           Issues          Contributions
------------------------------------------------------------------------------------------------------------------------------

                      PROXY VOTING POLICIES ADOPTED 4/19/04
                         TRUSCO CAPITAL MANAGEMENT, INC.


------------------------------------------------------------------------------------------------------------------------------
    NUMBER    CHAPTER        SECTION       BALLOT ITEM / PROPOSAL                                                     VOTE
                                           [F=FOR, A=AGAINST, W=WITHHOLD, C=CASE BY CASE]
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
     9.28. Social and      Charitable/     Proposals to prohibit the company from making political contributions.      A
           Environmental   Political
           Issues          Contributions
------------------------------------------------------------------------------------------------------------------------------
     9.29. Social and      Charitable/     Proposals to restrict the company from making charitable contributions.     A
           Environmental   Political
           Issues          Contributions
------------------------------------------------------------------------------------------------------------------------------
     9.30. Social and      Charitable/     Proposals to publish a list of company executives, directors,               A
           Environmental   Political       consultants, legal counsels, lobbyists, or investment bankers that have
           Issues          Contributions   prior government service and whether such service had a bearing on the business of the company.
------------------------------------------------------------------------------------------------------------------------------
     9.31. Social and      GENERAL         Proposals to review ways of linking executive compensation to social        A
           Environmental   CORPORATE       factors.
           Issues          ISSUES: Link
                           Executive
                           Compensation
                           to Social
                           Performance
------------------------------------------------------------------------------------------------------------------------------
     9.32. Social and      LABOR           Proposals to implement the China Principles.                                A
           Environmental   STANDARDS
           Issues          AND HUMAN
                           RIGHTS:
                           China
                           Principles
------------------------------------------------------------------------------------------------------------------------------
     9.33. Social and      LABOR           Proposals to make reports detailing the company's operations in a           A
           Environmental   STANDARDS       particular country and steps to protect human rights.
           Issues          AND HUMAN
                           RIGHTS:
                           Country
                           specific
                           human rights
                           reports
------------------------------------------------------------------------------------------------------------------------------
     9.34. Social and      LABOR           Proposals to implement certain human rights standards at company            A
           Environmental   STANDARDS       facilities or those of its suppliers and to commit to outside,
           Issues          AND HUMAN       independent monitoring.
                           RIGHTS:
                           International
                           Codes of
                           Conduct/Vendor
                           Standards
------------------------------------------------------------------------------------------------------------------------------
     9.35. Social and      LABOR           Proposals to endorse or increase activity on the MacBride Principles.       A
           Environmental   STANDARDS
           Issues          AND HUMAN
                           RIGHTS:
                           MacBride
                           Principles
------------------------------------------------------------------------------------------------------------------------------
     9.36. Social and      MILITARY        Proposals to make reports on foreign military sales or offsets.             A
           Environmental   BUSINESS:
           Issues          Foreign
                           Military
                           Sales/Offsets
------------------------------------------------------------------------------------------------------------------------------
     9.37. Social and      MILITARY        Proposals asking the company to renounce future involvement in              A
           Environmental   BUSINESS:       antipersonnel landmine production.
           Issues          Landmines
                           and
                           Cluster
                           Bombs
------------------------------------------------------------------------------------------------------------------------------
     9.38. Social and      MILITARY        Proposals asking the company to cease production of nuclear weapons         A
           Environmental   BUSINESS:       components and delivery systems, including disengaging from current and
           Issues          Nuclear         proposed contracts.
                           Weapons
------------------------------------------------------------------------------------------------------------------------------
     9.39. Social and      MILITARY        Proposals asking the company to appoint a board committee review and        A
           Environmental   BUSINESS:       report outlining the company's financial and reputational risks from its
           Issues          Operations      operations in Iran.
                           in Nations
                           Sponsoring
                           Terrorism
                           (Iran)
------------------------------------------------------------------------------------------------------------------------------
     9.40. Social and      MILITARY        Proposals asking the company to make reports on a company's                 A
           Environmental   BUSINESS:       involvement in spaced-based weaponization.
           Issues          Spaced-Based
                           Weaponization
------------------------------------------------------------------------------------------------------------------------------
     9.41. Social and      WORKPLACE       Requests for reports on the company's efforts to diversify the board.       F
           Environmental   DIVERSITY:
           Issues          Board
                           Diversity
------------------------------------------------------------------------------------------------------------------------------
     9.42. Social and      WORKPLACE       Proposals asking the company to increase the representation of women and    C
           Environmental   DIVERSITY:      minorities on the board.
           Issues          Board
                           Diversity
------------------------------------------------------------------------------------------------------------------------------

                      PROXY VOTING POLICIES ADOPTED 4/19/04
                         TRUSCO CAPITAL MANAGEMENT, INC.

------------------------------------------------------------------------------------------------------------------------------
    NUMBER    CHAPTER        SECTION       BALLOT ITEM / PROPOSAL                                                     VOTE
                                           [F=FOR, A=AGAINST, W=WITHHOLD, C=CASE BY CASE]
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
     9.43.  Social         WORKPLACE       Proposals to increase regulatory oversight of EEO programs.                 A
            and            DIVERSITY:
            Environmental  Equal
            Issues         Employment
                           Opportunity
                           (EEO)
------------------------------------------------------------------------------------------------------------------------------
     9.44.  Social         WORKPLACE       To increase regulatory oversight of EEO programs and Glass Ceiling          A
            and            DIVERSITY:      proposals.
            Environmental  Glass Ceiling
            Issues
------------------------------------------------------------------------------------------------------------------------------
     9.45.  Social         WORKPLACE       Proposals to amend a company's EEO statement in order to prohibit           A
            and            DIVERSITY:      discrimination based on sexual orientation.
            Environmental  Sexual
            Issues         Orientation
------------------------------------------------------------------------------------------------------------------------------
     9.46.  Social         Sexual          Proposals to extend company benefits to or eliminate benefits from          A
            and            Orientation     domestic partners.
            Environmental
            Issues
------------------------------------------------------------------------------------------------------------------------------
     10.0.  Mutual         Election        Director nominees who are not described below.                              F
            Fund           of
            Proxies        Directors
------------------------------------------------------------------------------------------------------------------------------
     10.1.  Mutual         Election        Ignore a shareholder proposal that is approved by a majority of the         W
            Fund           of              votes cast for two consecutive years.
            Proxies        Directors
------------------------------------------------------------------------------------------------------------------------------
     10.2.  Mutual         Convert         Conversion Proposals.                                                       C
            Fund           Closed-end
            Proxies        Fund to
                           Open-end Fund
------------------------------------------------------------------------------------------------------------------------------
     10.3.  Mutual         Proxy           Proxy Contests.                                                             C
            Fund           Contests
            Proxies
------------------------------------------------------------------------------------------------------------------------------
     10.4.  Mutual         Investment      Investment Advisory Agreements.                                             F
            Fund           Advisory
            Proxies        Agreements
------------------------------------------------------------------------------------------------------------------------------
     10.5.  Mutual         Approve New     The establishment of new classes or series of shares.                       F
            Fund           Classes or
            Proxies        Series of
                           Shares
------------------------------------------------------------------------------------------------------------------------------
     10.6.  Mutual         Change          Proposals to change a fund's fundamental restriction to a                   C
            Fund           Fundamental     non-fundamental restriction.
            Proxies        Restriction to
                           Non-fundamental
                           Restriction
------------------------------------------------------------------------------------------------------------------------------
     10.7.  Mutual         Change          Proposals to change a fund's fundamental investment objective to a          C
            Fund           Fundamental     non-fundamental investment objective.
            Proxies        Investment
                           Objective to
                           Non-fundamental
------------------------------------------------------------------------------------------------------------------------------
     10.8.  Mutual         Name            Name change proposals.                                                      F
            Fund           Change
            Proxies        Proposals
------------------------------------------------------------------------------------------------------------------------------
     10.9.  Mutual         Change in       To change a fund's sub-classification.                                      F
            Fund           Fund's
            Proxies        Sub-
                           classification
------------------------------------------------------------------------------------------------------------------------------
    10.10.  Mutual         Disposition     To dispose of assets, liquidate or terminate the fund.                      F
            Fund           of Assets/
            Proxies        Termination/
                           Liquidation
------------------------------------------------------------------------------------------------------------------------------
    10.11.  Mutual         Changes to      To make changes to the charter document.                                    C
            Fund           the Charter
            Proxies        Document
------------------------------------------------------------------------------------------------------------------------------
    10.12.  Mutual         Changes to      Removal shareholder approval requirement to reorganize or terminate the     F
            Fund           the Charter     trust or any of its series.
            Proxies        Document
------------------------------------------------------------------------------------------------------------------------------
    10.13.  Mutual         Changes to      Removal of shareholder approval requirement for amendments to the new       F
            Fund           the Charter     declaration of trust.
            Proxies        Document
------------------------------------------------------------------------------------------------------------------------------
    10.14.  Mutual         Changes to      Removal of shareholder approval requirement to amend the fund's             F
            Fund           the Charter     management contract, allowing the contract to be modified by the
            Proxies        Document        investment manager and the trust management, as permitted by the 1940
                                           Act.
------------------------------------------------------------------------------------------------------------------------------
    10.15.  Mutual         Changes to      Allow the trustees to impose other fees in addition to sales charges on     F
            Fund           the Charter     investment in a fund, such as deferred sales charges and redemption fees
            Proxies        Document        that may be imposed upon redemption of a fund's shares.
------------------------------------------------------------------------------------------------------------------------------
    10.16.  Mutual         Changes to      Removal of shareholder approval requirement to engage in and                F
            Fund           the Charter     terminate Sub-advisory arrangements.
            Proxies        Document
------------------------------------------------------------------------------------------------------------------------------
    10.17.  Mutual         Changes to      Removal of shareholder approval requirement to change the domicile of       F
            Fund           the Charter     the fund.
            Proxies        Document
------------------------------------------------------------------------------------------------------------------------------

                      PROXY VOTING POLICIES ADOPTED 4/19/04
                         TRUSCO CAPITAL MANAGEMENT, INC.


------------------------------------------------------------------------------------------------------------------------------
    NUMBER    CHAPTER        SECTION       BALLOT ITEM / PROPOSAL                                                     VOTE
                                           [F=FOR, A=AGAINST, W=WITHHOLD, C=CASE BY CASE]
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
    10.18.   Mutual Fund   Change          Fund's Reincorporation                                                      C
             Proxies       the
                           Fund's
                           Domicile
------------------------------------------------------------------------------------------------------------------------------
    10.19.   Mutual Fund   Authorize       Proposals authorizing the board to hire/terminate sub-advisors without      F
             Proxies       the Board to    shareholder approval.
                           Hire and
                           Terminate
                           Subadvisors
                           without
                           Shareholder
                           Approval
------------------------------------------------------------------------------------------------------------------------------
    10.20.   Mutual Fund   Distribution    Distribution Agreements.                                                    F
             Proxies       Agreements
------------------------------------------------------------------------------------------------------------------------------
    10.21.   Mutual Fund   Master-Feeder   Establishment of a master-feeder structure.                                  F
             Proxies       Structure
------------------------------------------------------------------------------------------------------------------------------
    10.22.   Mutual Fund   Mergers         Mergers and Acquisitions.                                                   C
             Proxies
------------------------------------------------------------------------------------------------------------------------------
    10.23.   Mutual Fund   Shareholder     To mandate a specific minimum amount of stock that directors must own in    A
             Proxies       Proposals to    order to qualify as a director orto remain on the board.
                           Establish
                           Director
                           Ownership
                           Requirement
------------------------------------------------------------------------------------------------------------------------------
    10.24.   Mutual        Shareholder     To reimburse proxy solicitation expenses.                                   C
             Proxies Fund  Proposals to
                           Proxy
                           Reimburse
                           Solicitation
                           Expenses
------------------------------------------------------------------------------------------------------------------------------
    10.25.   Mutual Fund   Shareholder     To terminate the investment advisor.                                        C
             Proxies       Proposals to
                           Terminate
                           Investment
                           Advisor
---------------------------------------------------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                                STI CLASSIC FUNDS

                  OCTOBER 1, 2004, AS REVISED FEBRUARY 10, 2005

                               INVESTMENT ADVISER:
                         TRUSCO CAPITAL MANAGEMENT, INC.
                                 (THE "ADVISER")

This Statement of Additional Information ("SAI") is not a prospectus. It is intended to provide additional information regarding the activities and operations of STI Classic Funds (the "Trust") and should be read in conjunction with the Trust's prospectuses dated October 1, 2004. This SAI relates to each class of the following series of the Trust (each a "Fund" and collectively, the "Funds"):

                                                A SHARES   B SHARES   L SHARES   T SHARES
                                                --------   --------   --------   --------
EQUITY FUNDS
Aggressive Growth Stock Fund                       [X]                  [X]         [X]
Capital Appreciation Fund                          [X]                  [X]         [X]
Emerging Growth Stock Fund                         [X]                  [X]         [X]
Growth and Income Fund                             [X]                  [X]         [X]
Information and Technology Fund                    [X]                  [X]         [X]
International Equity Fund                          [X]                  [X]         [X]
International Equity Index Fund                    [X]                  [X]         [X]
Mid-Cap Equity Fund                                [X]                  [X]         [X]
Mid-Cap Value Equity Fund                          [X]                  [X]         [X]
Small Cap Growth Stock Fund                        [X]                  [X]         [X]
Small Cap Value Equity Fund                        [X]                  [X]         [X]
Strategic Quantitative Equity Fund                 [X]                  [X]         [X]
Tax Sensitive Growth Stock Fund                    [X]                  [X]         [X]
Value Income Stock Fund                            [X]                  [X]         [X]
BALANCED FUND
Balanced Fund                                      [X]                  [X]         [X]
BOND FUNDS
High Income Fund                                   [X]                  [X]         [X]
Investment Grade Bond Fund                         [X]                  [X]         [X]
Limited-Term Federal Mortgage Securities Fund      [X]                  [X]         [X]
Short-Term Bond Fund                               [X]                  [X]         [X]
Short-Term U.S. Treasury Securities Fund           [X]                  [X]         [X]
Strategic Income Fund                              [X]                  [X]         [X]
U.S. Government Securities Fund                    [X]                  [X]         [X]

                                                A SHARES   B SHARES   L SHARES   T SHARES
                                                --------   --------   --------   --------
TAX-EXEMPT BOND FUNDS
Florida Tax-Exempt Bond Fund                       [X]                  [X]         [X]
Georgia Tax-Exempt Bond Fund                       [X]                  [X]         [X]
Investment Grade Tax-Exempt Bond Fund              [X]                  [X]         [X]
Maryland Municipal Bond Fund                       [X]                  [X]         [X]
Virginia Intermediate Municipal Bond Fund          [X]                  [X]         [X]
Virginia Municipal Bond Fund                       [X]                  [X]         [X]
MONEY MARKET FUNDS
Prime Quality Money Market Fund                    [X]                  [X]         [X]
Tax-Exempt Money Market Fund                       [X]                              [X]
U.S. Government Securities Money Market Fund       [X]                              [X]
U.S. Treasury Money Market Fund                    [X]                              [X]
Virginia Tax-Free Money Market Fund                [X]                              [X]
LIFE VISION FUNDS
Life Vision Aggressive Growth Fund                 [X]        [X]                   [X]
Life Vision Conservative Fund                      [X]        [X]                   [X]
Life Vision Growth and Income Fund                 [X]        [X]                   [X]
Life Vision Moderate Growth Fund                   [X]        [X]                   [X]

This SAI is incorporated by reference into the Trust's prospectuses. Capitalized terms not defined herein are defined in the prospectuses. A Prospectus may be obtained by writing to the Trust or calling toll-free 1-800-428-6970.

                               TABLE OF CONTENTS

THE TRUST.......................................................................    3
DESCRIPTION OF PERMITTED INVESTMENTS............................................    3
INVESTMENT LIMITATIONS..........................................................   31
THE ADVISER.....................................................................   33
THE SUBADVISER..................................................................   36
THE ADMINISTRATOR...............................................................   37
THE DISTRIBUTOR.................................................................   39
THE TRANSFER AGENT..............................................................   48
THE CUSTODIAN...................................................................   48
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...................................   48
LEGAL COUNSEL...................................................................   48
TRUSTEES AND OFFICERS OF THE TRUST..............................................   48
PURCHASING AND REDEEMING SHARES.................................................   53
DETERMINATION OF NET ASSET VALUE................................................   53
TAXES    .......................................................................   55
FUND TRANSACTIONS...............................................................   60
PORTFOLIO TURNOVER RATE.........................................................   67
DESCRIPTION OF SHARES...........................................................   68
VOTING RIGHTS...................................................................   68
SHAREHOLDER LIABILITY...........................................................   68
LIMITATION OF TRUSTEES' LIABILITY...............................................   69
CODES OF ETHICS.................................................................   69
PROXY VOTING....................................................................   69
5% AND 25% SHAREHOLDERS.........................................................   69
FINANCIAL STATEMENTS............................................................   92
APPENDIX A - DESCRIPTION OF RATINGS.............................................  A-1
APPENDIX B - PROXY VOTING SUMMARIES.............................................  B-1

      THE TRUST

Each Fund is a separate series of the Trust, an open-end management investment company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated January 15, 1992. The Declaration of Trust permits the Trust to offer separate series (each a "Fund" and collectively, the "Funds") of units of beneficial interest ("shares") and different classes of shares of each Fund. The Trust reserves the right to create and issue shares of additional funds and/or classes.

      DESCRIPTION OF PERMITTED INVESTMENTS

The Funds' respective investment objectives and principal investment strategies are described in the prospectuses. The following information supplements, and should be read in conjunction with, the prospectuses. Following are descriptions of the permitted investments and investment practices discussed in the Funds' "Investment Strategy" section and the associated risk factors. The Adviser will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with and permitted by the Funds' stated investment policies.

AMERICAN DEPOSITARY RECEIPTS (ADRS), EUROPEAN DEPOSITARY RECEIPTS (EDRS) AND GLOBAL DEPOSITARY RECEIPTS (GDRS). ADRs, EDRs, and GDRs are securities, typically issued by a U.S. financial institution or a non-U.S. financial institution in the case of an EDR or GDR (a "depositary"). The institution has ownership interests in a security, or a pool of securities, issued by a foreign issuer and deposited with the depositary. ADRs, EDRs and GDRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

ASSET-BACKED SECURITIES. Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases, and credit card receivables and mortgage-like assets such as home equity loans on manufactured housing. These securities may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the pay down characteristics of the underlying financial assets which are passed through to the security holder. These securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pool of assets. Asset-backed securities may also be debt obligations, which are known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning these assets and issuing debt obligations.

Asset-backed securities are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and, for a certain period, by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities.

Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder.

BORROWING. As required by the Investment Company Act of 1940, as amended (the "1940 Act"), a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund's assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, the Funds are authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund's total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The Funds are authorized to pledge portfolio securities as the Adviser deems appropriate in connection with any borrowings.

Borrowing may subject the Funds to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. The Funds may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money.

BRADY BONDS. A Brady Bond is a U.S. dollar denominated bond issued by an emerging market, particularly those in Latin America, and collateralized by U.S. Treasury zero-coupon bonds. In the event of a default on collateralized Brady Bonds for which obligations are accelerated, the collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course.

COMMERCIAL PAPER. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

CONVERTIBLE BONDS. Convertible bonds are bonds which may be converted, at the option of either the issuer or the holder, into a specified amount of common stock of the issuer, or in the case of exchangeable bonds, into the common stock of another corporation. Convertible bonds are generally subordinate to other publicly held debt of the issuer, and therefore typically have a lower credit rating than non-convertible debt of the issuer. Convertible bonds generally carry a lower coupon rate than the issuer would otherwise pay at issuance in exchange for the conversion feature. In addition to the interest rate risk factors generally associated with fixed income investments, the market risk of a convertible bond is determined by changes in the credit quality of the issuer and price changes and volatility of the stock into which the bond may be converted. The conversion feature may cause a convertible bond to be significantly more volatile than other types of fixed income investments. Convertible bonds for which the value of the conversion feature is deemed worthless are generally referred to as "busted" convertibles, and risk associated more closely approximates that of similar debt without the conversion feature.

CUSTODIAL RECEIPTS. A custodial receipt represents an indirect interest in a tax-exempt bond that is deposited with a custodian. For example, custodial receipts may be used to permit the sale of the deposited bond in smaller denominations than would otherwise be permitted. Frequently, custodial receipts are issued to attach bond insurance or other forms of credit enhancement to the deposited tax-exempt bond. Note, because a "separate security" is not created by the issuance of a receipt, many of the tax advantages bestowed upon holders of the deposited tax-exempt bond are also conferred upon the custodial receipt holder.

DEBT SECURITIES. Debt securities (e.g., bonds, notes, debentures) represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.

DOLLAR ROLLS. Dollar rolls are transactions in which securities are sold for delivery in the current month and the seller contracts to repurchase substantially similar securities on a specified future date. Any difference between the sale price and the purchase price (plus interest earned on the cash proceeds of the sale) is applied against the past interest income on the securities sold to arrive at an implied borrowing rate.

Dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security.

If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into dollar rolls include the risk that the value of the security may change adversely over the term of the dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held. To avoid any leveraging concerns, the Fund will maintain U.S. government or other liquid assets in an amount sufficient to cover its repurchase obligation.

EQUIPMENT TRUST CERTIFICATES ("ETCS"). ETCs are issued by a trust formed to finance large purchases of equipment, such as airplanes, at favorable interest rates. Legal title on such equipment is held by a trustee. The trustee leases the equipment and sells ETCs at a small discount to the purchase price of the equipment. The lease payments are then used to pay principal and interest to the ETC holders.

EQUITY SECURITIES. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a fund invests will cause the net asset value of a fund to fluctuate. The Funds purchase equity securities traded in the U.S. or foreign countries on securities exchanges or the over-the-counter market. Equity securities are described in more detail below:

- COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

- PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

- WARRANTS. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

- CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third-party.

- Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

- SMALL AND MEDIUM CAPITALIZATION ISSUERS. Generally, capitalization or market capitalization is a measure of a company' size. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

EQUITY-LINKED SECURITIES. A Fund may invest in equity-linked securities, including, among others, PERCS, ELKS or LYONs, which are securities that are convertible into, or the value of which is based upon the value of, equity securities upon certain terms and conditions. The amount received by an investor at maturity of such securities is not fixed but is based on the price of the underlying common stock. It is impossible to predict whether the price of the underlying common stock will rise or fall. Trading prices of the underlying common stock will be influenced by the issuer's operational results, by complex, interrelated political, economic, financial or other factors affecting the capital markets, the stock exchanges on which the underlying common stock is traded and the market segment of which the issuer is a part. In addition, it is not possible to predict how equity-linked securities will trade in the secondary market. The market for such securities may be shallow, and high volume trades may be possible only with discounting. In addition to the foregoing risks, the return on such securities depends on the creditworthiness of the issuer of the securities, which may be the issuer of the underlying securities or a third-party investment banker or other lender. The creditworthiness of such third-party issuer equity-linked securities may, and often does, exceed the creditworthiness of the issuer of the underlying securities. The advantage of using equity-linked securities over traditional equity and debt securities is that the former are income producing vehicles that may provide a higher income than the dividend income on the underlying equity securities while allowing some participation in the capital appreciation of the underlying equity securities. Another advantage of using equity-linked securities is that they may be used for hedging to reduce the risk of investing in the generally more volatile underlying equity securities.

The following are three examples of equity-linked securities. A Fund may invest in the securities described below or other similar equity-linked securities.

      - PERCS. Preferred Equity Redemption Cumulative Stock ("PERCS") technically is preferred stock with some characteristics of common stock. PERCS are mandatorily convertible into common stock after a period of time, usually three years, during which the investors' capital gains are capped, usually at 30%. Commonly, PERCS may be redeemed by the issuer at any time or if the issuer's common stock is trading at a specified price level or better. The redemption price starts at the beginning of the PERCS duration period at a price that is above the cap by the amount of the extra dividends the PERCS holder is entitled to receive relative to the common stock over the duration of the PERCS and declines to the cap price shortly before maturity of the PERCS. In exchange for having the cap on capital gains and giving the issuer the option to redeem the PERCS at any time or at the specified common stock price level, the Fund may be compensated with a substantially higher dividend yield than that on the underlying common stock.

      - ELKS. Equity-Linked Securities ("ELKS") differ from ordinary debt securities, in that the principal amount received at maturity is not fixed but is based on the price of the issuer's common stock. ELKS are debt securities commonly issued in fully registered form for a term of three years under an indenture trust. At maturity, the holder of ELKS will be entitled to receive a principal amount equal to the lesser of a cap amount, commonly in the range of 30% to 55% greater than the current price of the issuer's common stock, or the average closing price per share of the issuer's common stock, subject to adjustment as a result of certain dilution events, for the 10 trading days immediately prior to maturity. Unlike PERCS, ELKS are commonly not subject to redemption prior to maturity. ELKS usually bear interest during the three-year term at a substantially higher rate than the dividend yield on the underlying common stock. In exchange for having the cap on the return that might have been received as capital gains on the underlying common stock, the Fund may be compensated with the higher yield, contingent on how well the underlying common stock does.

      - LYONS. Liquid Yield Option Notes ("LYONS") differ from ordinary debt securities, in that the amount received prior to maturity is not fixed but is based on the price of the issuer's common stock. LYONs are zero-coupon notes that sell at a large discount from face value. For an investment in LYONs, the Fund will not receive any interest payments until the notes mature, typically in 15 to 20 years, when the notes are redeemed at face, or par value. The yield on LYONs, typically, is lower-than-market rate for debt securities of the same maturity, due in part to the fact that the LYONs are convertible into common stock of the issuer at any time at the option of the holder of the LYONs. Commonly, the LYONs are redeemable by the issuer at any time after an initial period or if the issuer's common stock is trading at a specified price level or better, or, at the option of the holder, upon certain fixed dates. The redemption price typically is the purchase price of the LYONs plus accrued original issue discount to the date of redemption, which amounts to the lower-than-market yield. The Fund will receive only the lower-than-market yield unless the underlying common stock increases in value at a substantial rate. LYONs are attractive to investors, like the Fund, when it appears that they will increase in value due to the rise in value of the underlying common stock.

EURODOLLAR AND YANKEE DOLLAR OBLIGATIONS. Eurodollar obligations are U.S. dollar denominated obligations issued outside the United States by non-U.S. corporations or other entities. Yankee dollar obligations are U.S. dollar denominated obligations issued in the United States by non-U.S. corporations or other entities. Yankee obligations are subject to the same risks that pertain to the domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Yankee obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization or foreign issuers.

EXCHANGE TRADED FUNDS ("ETFS"). ETFs are investment companies whose shares are bought and sold on a securities exchange. An ETF holds a portfolio of securities designed to track a particular market segment or index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly. (See also "Investment Company Shares" below).

FLOATING RATE INSTRUMENTS. Floating rate instruments have a rate of interest that is set as a specific percentage of a designated base rate (such as LIBOR). Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must, in the Adviser's opinion be equivalent to the long-term bond or commercial paper ratings stated in the prospectus. The Adviser will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand.

FOREIGN SECURITIES. Foreign securities may include U.S. dollar denominated obligations or securities of foreign issuers denominated in other currencies. Possible investments include obligations of foreign corporations and other entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, European Certificates of Deposit, European Time Deposits, European Bankers' Acceptances, Canadian Time Deposits, Europaper and Yankee Certificates of Deposit, and investments in Canadian Commercial Paper and foreign securities. These instruments have investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. These risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. These investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

In making investment decisions for the Funds, the Adviser evaluates the risks associated with investing Fund assets in a particular country, including risks stemming from a country's financial infrastructure and settlement practices; the likelihood of expropriation, nationalization or confiscation of invested assets; prevailing or developing custodial practices in the country; the country's laws and regulations regarding the safekeeping, maintenance and recovery of invested assets, the likelihood of government-imposed exchange control restrictions which could impair the liquidity of Fund assets maintained with custodians in that country, as well as risks from political acts of foreign governments ("country risks"). Of course, the Adviser cannot assure that the Fund will not suffer losses resulting from investing in foreign countries.

Holding Fund assets in foreign countries through specific foreign custodians presents additional risks, including but not limited to the risks that a particular foreign custodian or depository will not exercise proper care with respect to Fund assets or will not have the financial strength or adequate practices and procedures to properly safeguard Fund assets.

By investing in foreign securities, the Funds attempt to take advantage of differences between both economic trends and the performance of securities markets in the various countries, regions and geographic areas as prescribed by each Fund's investment objective and policies. During certain periods the investment return on securities in some or all countries may exceed the return on similar investments in the United States, while at other times the investment return may be less than that on similar U.S. securities. The international investments of a Fund may reduce the effect that events in any one country or geographic area will have on its investment holdings. Of course, negative movement by a Fund's investments in one foreign market represented in its portfolio may offset potential gains from the Fund's investments in another country's markets.

Emerging countries are all countries that are considered to be developing or emerging countries by the World Bank or the International Finance Corporation, as well as countries classified by the United Nations or otherwise regarded by the international financial community as developing.

FORWARD FOREIGN CURRENCY CONTRACTS. Forward foreign currency contracts involve obligations to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract. A Fund may also enter into a contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in the foreign currency. A Fund may realize a gain or loss from currency transactions.

FUTURES AND OPTIONS ON FUTURES. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission ("CFTC"). A Fund may use futures contracts and related options for bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent a Fund uses futures and/or options on futures, it will do so in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). The Trust, on behalf of each Fund, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 and therefore, no Fund is subject to registration or regulation as a commodity pool operator under the CEA.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position in order to limit leveraging and related risks. A long position is established when the Adviser purchases a stock outright and a short position is established when the Adviser sells a security that it has borrowed. To cover its position, a Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position in a manner consistent with the 1940 Act or the rules and Securities and Exchange Commission (the "SEC"), interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the fund arising from such investment activities.

A Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices, which are expected to move relatively consistently with the futures contract. A Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices, which are expected to move relatively consistently with the futures contract.

A Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. A Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. A Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its sale of a put option by taking positions in instruments with prices, which are expected to move relatively consistently with the put option.

There are significant risks associated with a Fund's use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and options on futures.

In addition, some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure.

GUARANTEED INVESTMENT CONTRACTS (GICS). A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the issuer, and the contract is paid at maturity from the general assets of the issuer. Generally, GICs are not assignable or transferable without the permission of the issuing insurance company. For this reason, an active secondary market in GICs does not currently exist and GICs are considered to be illiquid investments.

HEDGING TECHNIQUES. Hedging is an investment strategy designed to offset investment risks. Hedging activities include, among other things, the use of options and futures. There are risks associated with hedging activities, including: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest rates; (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and option on futures; (iii) there may not be a liquid secondary market for a futures contract or option; and (iv) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

HIGH YIELD SECURITIES. High yield securities, commonly referred to as junk bonds, are debt obligations rated below investment grade, i.e., below BBB by Standard & Poor's Ratings Group ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's"), or their unrated equivalents. The risks associated with investing in high yield securities include:

(i) High yield, lower rated bonds involve greater risk of default or price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness.

(ii) The market for high risk, high yield securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

(iii) Market prices for high risk, high yield securities may also be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high risk, high yield securities may move independently of interest rates and the overall bond market.

(iv) The market for high risk, high yield securities may be adversely affected by legislative and regulatory developments.

ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust's Board of Trustees. Despite such good faith efforts to determine fair value prices, the Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price, which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a fund. Under the supervision of the Trust's Board of Trustees, the Adviser determines the liquidity of the Fund's investments. In determining the liquidity of the Fund's investments, the Adviser may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). A Fund will not invest more than 15% of its net assets in illiquid securities.

INVESTMENT COMPANY SHARES. The Funds may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Funds. The Funds' purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Funds' expenses. Under applicable regulations, unless an exception is available, the Funds are prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Funds own more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Funds' total assets; or
(3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Funds.

For hedging or other purposes, each Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs, are traded on a securities exchange. The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things. Examples of ETFs include SPDRs(R), Select Sector SPDRs(R), DIAMONDS(SM), NASDAQ 100 Shares, and iShares. Pursuant to an order issued by the SEC to iShares and procedures approved by the Board, each Fund may invest in iShares ETFs in excess of the 5% and 10% limits described above, provided that the Fund has described ETF investments in its prospectus and otherwise complies with the conditions of the SEC, as it may be amended, and any other applicable investment limitations.

INVESTMENT GRADE OBLIGATIONS. Investment grade obligations are fixed income obligations rated by one or more of the rating agencies in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by S&P or Fitch, Inc. ("Fitch"), or Aaa, Aa, A or Baa by Moody's or determined to be of equivalent quality by the Adviser). Securities rated BBB or Baa represent the lowest of four levels of investment grade obligations and are regarded as borderline between sound obligations and those in which the speculative element begins to predominate. Ratings assigned to fixed income securities represent only the opinion of the rating agency assigning the rating and are not dispositive of the credit risk associated with the purchase of a particular fixed income obligation. A Fund may hold unrated securities if the Adviser considers the risks involved in owning that security to be equivalent to the risks involved in holding an instrument grade security. Moreover, market risk also will affect the prices of even the highest rated fixed income obligation so that their prices may rise or fall even if the issuer's capacity to repay its obligation remains unchanged.

LEVERAGED BUYOUTS. The Fund may invest in leveraged buyout limited partnerships and funds that, in turn, invest in leveraged buyout transactions ("LBOs"). An LBO, generally, is an acquisition of an existing business by a newly formed corporation financed largely with debt assumed by such newly formed corporation to be later repaid with funds generated from the acquired company. Since most LBOs are by nature highly leveraged (typically with debt to equity ratios of approximately 9 to 1), equity investments in LBOs may appreciate substantially in value given only modest growth in the earnings or cash flow of the acquired business. Investments in LBO partnerships and funds, however, present a number of risks. Investments in LBO limited partnerships and funds will normally lack liquidity and may be subject to intense competition from other LBO limited partnerships and funds. Additionally, if the cash flow of the acquired company is insufficient to service the debt assumed in the LBO, the LBO limited partnership or fund could lose all or part of its investment in such acquired company.

LOAN PARTICIPATIONS. Loan participations are interests in loans to U.S. corporations, which are administered by the lending bank or agent for a syndicate of lending banks. In a loan participation, the borrower corporation is the issuer of the participation interest except to the extent the Fund derives its rights from the intermediary bank. Because the intermediary bank does not guarantee a loan participation, a loan participation is subject to the credit risks associated with the underlying corporate borrower.

In the event of bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the intermediary bank. In addition, in the event the underlying corporate borrower fails to pay principal and interest when due, the Fund may be subject to delays, expenses, and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the borrower. Under the terms of a Loan Participation, the Fund may be regarded as a creditor of the intermediary bank (rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the intermediary bank may become insolvent.

The secondary market for loan participations is limited and any such participation purchased by the Fund may be regarded as illiquid.

MEDIUM-TERM NOTES. Medium-term notes are periodically or continuously offered corporate or agency debt that differs from traditionally underwritten corporate bonds only in the process by which they are issued.

MONEY MARKET SECURITIES. Money market securities include short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization ("NRSRO"), such as S & P or Moody's, or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described herein. For a description of ratings, see the Appendix A to this SAI.

MORTGAGE-BACKED SECURITIES. Each Fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities ("MBS") are securities which represent ownership interests in, or are debt obligations secured entirely or primarily by, "pools" of residential or commercial mortgage loans or other asset-backed securities (the "Underlying Assets"). Such securities may be issued by such entities as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), commercial banks, savings and loan associations, mortgage banks, or by issuers that are affiliates of or sponsored by such entities. Obligations of GNMA are backed by the full faith and credit of the U.S. Government. Obligations of Fannie Mae and FHLMC are not backed by the full faith and credit of the U.S. Government, but are considered to be of high quality since they are considered to be instrumentalities of the United States. Each Fund will not purchase mortgage-backed securities that do not meet the above minimum credit standards. In the case of mortgage-backed securities representing ownership interests in the Underlying Assets, the principal and interest payments on the underlying mortgage loans are distributed monthly to the holders of the mortgage-backed securities. In the case of mortgage-backed securities representing debt obligations secured by the Underlying Assets, the principal and interest payments on the underlying mortgage loans, and any reinvestment income thereon, provide the funds to pay debt service on such mortgage-backed securities.

Certain mortgage-backed securities represent an undivided fractional interest in the entirety of the Underlying Assets (or in a substantial portion of the Underlying Assets, with additional interests junior to that of the mortgage-backed security), and thus have payment terms that closely resemble the payment terms of the Underlying Assets.

In addition, many mortgage-backed securities are issued in multiple classes. Each class of such multi-class mortgage-backed securities, often referred to as a "tranche", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayment on the Underlying Assets may cause the MBSs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all or most classes of the MBSs on a periodic basis, typically monthly or quarterly. The principal of and interest on the Underlying Assets may be allocated among the several classes of a series of a MBS in many different ways. In a relatively common structure, payments of principal (including any principal prepayments) on the Underlying Assets are applied to the classes of a series of a MBS in the order of their respective stated maturities so that no payment of principal will be made on any class of MBSs until all other classes having an earlier stated maturity have been paid in full.

An important feature of mortgage-backed securities is that the principal amount is generally subject to partial or total prepayment at any time because the Underlying Assets (i.e., loans) generally may be prepaid at any time.

Private pass-through securities are mortgage-backed securities issued by a non-governmental agency, such as a trust. While they are generally structured with one or more types of credit enhancement, private pass-through securities generally lack a guarantee by an entity having the credit status of a governmental agency or instrumentality. The two principal types of private mortgage-backed securities are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs").

CMOs are collateralized mortgage obligations, which are collateralized by mortgage pass-through securities. Cash flows from the mortgage pass-through securities are allocated to various tranches (a "tranche" is essentially a separate security) in a predetermined, specified order. Each tranche has a stated maturity - the latest date by which the tranche can be completely repaid, assuming no prepayments - and has an average life - the average of the time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized (repaid a portion at a time), rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.

Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities and are rated in one of the two highest categories by S&P or Moody's.

Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by

Fannie Mae or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, FHLMC or GNMA-guaranteed mortgage pass-through certificates.

For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest. GNMA REMIC Certificates are backed by the full faith and credit of the U.S. Government.

Stripped mortgage-backed securities are securities that are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest only" security ("IO") receives interest payments from the same underlying security.

The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

MUNICIPAL FORWARDS. Municipal forwards are forward commitments for the purchase of tax-exempt bonds with a specified coupon to be delivered by an issuer at a future date, typically exceeding 45 days but normally less than one year after the commitment date. Municipal forwards are normally used as a refunding mechanism for bonds that may only be redeemed on a designated future date (see "When-Issued Securities and Forward Commitment Securities" for more information).

MUNICIPAL LEASE OBLIGATIONS. Municipal lease obligations are securities issued by state and local governments and authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above.

MUNICIPAL SECURITIES. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds and participation interests in municipal bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility (for example, tolls from a bridge). Certificates of participation represent an interest in an underlying obligation or commitment, such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds generally is totally dependent on the ability of a facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for the payment.

Municipal notes consist of general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes. A Fund's investments in any of the notes described above will be limited to those obligations (i) where both principal and interest are backed by the full faith and credit of the United States, (ii) which are rated MIG-2 or V-MIG-2 at the time of investment by Moody's, (iii) which are rated SP-2 at the time of investment by S&P, or (iv) which, if not rated by S&P or Moody's, are in the Adviser's judgment, of at least comparable quality to MIG-2, VMIG-2 or SP-2.

Municipal bonds must be rated at least BBB or better by S&P or at least Baa or better by Moody's at the time of purchase for the Tax-Exempt Bond Funds or in one of the two highest short-term rating categories by S&P or Moody's for the Tax-Exempt Money Market Fund or, if not rated by S&P or Moody's, must be deemed by the Adviser to have essentially the same characteristics and quality as bonds having the above ratings. A Fund may purchase industrial development and pollution control bonds if the interest paid is exempt from federal income tax. These bonds are issued by or on behalf of public authorities to raise money to finance various privately-operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Private activity bonds are issued by or on behalf of states, or political subdivisions thereof, to finance privately owned or operated facilities for business and manufacturing, housing, sports, and pollution control, and to finance activities of and facilities for charitable institutions. Private activity bonds are also used to finance public facilities such as airports, mass transit systems, ports parking and low-income housing. The payment of the principal and interest on private activity bonds is dependent solely on the ability of the facility's user to meet its financial obligations and may be secured by a pledge of real and personal property so financed.

Investments in floating rate instruments will normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank, and that the Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must, in the Adviser's opinion, be equivalent to the long-term bond or commercial paper ratings stated above. The Adviser will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. The Adviser may purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the bond or commercial paper ratings stated above.

The Adviser has the authority to purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when they can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third-party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity in order to meet redemptions and remain as fully invested as possible in municipal securities. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. The Funds will limit their put transactions to those with institutions which the Adviser believes present minimum credit risks, and the Adviser will use its best efforts to initially determine and thereafter monitor the financial strength of the put providers by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers where adequate current financial information is not available. In the event that any writer is unable to honor a put for financial reasons, the affected Fund would be a general creditor (i.e., on parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between a Fund and the writer may excuse the writer from repurchasing the securities in certain circumstances (for example, a change in the published rating of the underlying municipal securities or any similar event that has an adverse effect on the issuer's credit); or a provision in the contract may provide that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. A Fund could, however, sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security. Municipal securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, a Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to a Fund, the Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that the Funds may purchase subject to a put. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of the Funds including such securities, the Trust will consider "maturity" to be the first date on which it has the right to demand payment from the writer of the put although the final maturity of the security is later than such date.

Other types of tax-exempt instruments, which are permissible investments include floating rate notes. Investments in such floating rate instruments will normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank, and that the Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must, in the Adviser's opinion, be equivalent to the long-term bond or commercial paper ratings stated above. The Adviser will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. The Funds may also purchase participation interests in municipal securities (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives a Fund an undivided interest in the underlying municipal security. If it is unrated, the participation interest will be backed by an irrevocable letter of credit or guarantee of a credit-worthy financial institution or the payment obligations otherwise will be collateralized by U.S. government securities. Participation interests may have fixed, variable or floating rates of interest and may include a demand feature. A participation interest without a demand feature or with a demand feature exceeding seven days may be deemed to be an illiquid security subject to a Fund's investment limitations restricting its purchases of illiquid securities. A Fund may purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the bond or commercial paper ratings stated above.

Opinions relating to the validity of municipal securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor the Adviser will review the proceedings relating to the issuance of municipal securities or the basis for such opinions.

SPECIAL CONSIDERATIONS RELATING TO MUNICIPAL OBLIGATIONS OF DESIGNATED STATES

As described in the prospectuses, except for investments in temporary investments, each Tax-Exempt Bond Fund will invest substantially all of its net assets (at least 80%) in municipal bonds that are exempt from federal and state tax in that state ("Municipal Obligations"), generally Municipal Obligations issued in its respective state. Each Fund is therefore more susceptible to political, economic or regulatory factors adversely affecting issuers of Municipal Obligations in its state. Set forth below is additional information that bears upon the risk of investing in Municipal Obligations issued by public authorities in the states of currently offered Funds. This information was obtained from official statements of issuers located in the respective states as well as from other publicly available official documents and statements. The Funds have not independently verified any of the information contained in such statements and documents. The information below is intended only as a general summary and is not intended as a discussion of any specific factor that may affect any particular obligation or issuer.

FACTORS PERTAINING TO FLORIDA

Florida's service-based economy continues to outpace the national economy. Business and financial services, construction, tourism, and healthcare services are taking the lead in job growth. Venture capital moneys have increased substantially, beginning in the second half of 2003, with investments directed almost entirely to the software industry. Rapid population growth has also given strength to the economy, although such growth also increases the challenges of providing long-term economic development. Home price appreciation is running well above the national average, but the Fed tightening cycle that is underway poses near-term risk for moderation in prices. On balance, with interest rates on the rise, the State's large senior population, whose fixed incomes have been depressed due to `the very low federal funds rate, should expect its income levels to rise.

The general revenue budget of $24.3 billion for fiscal 2005 was approved by the legislature during a special session in May with major spending areas in education and human services. The budget stabilization reserve (equal to 5% of general revenues) remains fully funded but the budget was balanced using $454 million of transfers. The State has no personal income tax, but its other revenue sources, primarily sales tax, have grown consistently. State debt medians are above the national average, but are still moderate at 3.2% of personal income.

Unemployment has remained below national levels at 4.5% in July 2004, down from 5.2% in July 2003, and below the July national average of 5.5%. Florida's per capita income of $30,446 in 2003 is approximately 96.2% of the national average of $31,632. Lower income levels are consistent with a large retirement population.

As of September 4, 2004, Florida's general obligation debt carried ratings of Aa2 by Moody's, AA+ by Standard & Poor's, and AA by Fitch. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest. Furthermore, it cannot be assumed that the State will maintain its current credit ratings.

FACTORS PERTAINING TO GEORGIA

Georgia's economy remains in recession reversing recent improvements in employment numbers. Except for manufacturing, which has unexpectedly added about 3,000 jobs statewide, professional and business services, leisure and hospitality services, and government have shed jobs statewide. Declines in non-durable goods manufacturing, textile and paper mills, and even the tobacco industry also reflect consolidation and loss of jobs. However, the State's economy has become more diversified and less dependent on these industries than some other southern states and now lists BellSouth, Coca Cola, Delta Air, Home Depot and UPS among its largest employers. Atlanta, hard hit during the recession, is re-emerging as the growth driver for the State despite rising oil prices that continue to erode profits for Atlanta based Delta Airlines. Housing markets are strong and home price appreciation continues to increase. Long-term, the State is expected to again become an above average performer. Georgia's central location, milder climate, and few restrictions on business should continue to support economic growth.

At fiscal year end 2003, the state budget was based on 11.2% revenue growth to achieve balanced operations in fiscal 2004. Actual revenue growth over the period was just 7.1%, necessitating another round of departmental cuts, increased tobacco taxes and other fees, and use of onetime revenues. At the end of fiscal 2004, reserve balance was a modest $185 million, or 1.1% of general fund revenues. The State's other reserve components were depleted. Governor Sonny Perdue's $16.3 billion fiscal year 2005 general fund budget was enacted based on 6.1% revenue growth over fiscal 2004 levels, a 1.8% increase in appropriations, and includes the expectation that Georgia will begin to replenish reserves following a difficult three year period. Tight state budgets have resulted in cutbacks in education funding resulting in higher property taxes and substantial tuition increases for state colleges and universities.

The State's unemployment rate declined to 4.1% in July 2004 from 4.9% in July 2003, well below the national average of 5.5% in July 2004. Per capita income growth was weak when compared nationwide with only a 2.3% year-to-year increase. Personal income per capita in 2003 of $29,442 was 93% of the national average of $31,632.

As of September 4, 2004, Georgia's general obligation debt carried AAA ratings from Standard & Poor's, Moody's, and Fitch. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest. Furthermore, it cannot be assumed that the State will maintain its current credit ratings.

FACTORS PERTAINING TO MARYLAND

Maryland's economy continues its steady expansion. Strong Port of Baltimore activity, increased defense spending from the federal government, and ties to the vibrant Washington D.C. economy are boosting the State's economy and offsetting the negative impact of declining manufacturing and the State's budget problems. Spending by the federal government remains the primary growth driver, although tourism is the fastest growing industry and is expected to continue to grow at an accelerated pace. Promising developments include renewed growth in aerospace, medical research, security and distribution industries with several new facilities planned. Spending is lifting retail employment, house prices are appreciating faster than the national average, and population has accelerated in recent years.

Maryland's revenues have begun to improve following two years of weakness resulting from the national recession. With strong financial management, the fiscal 2005 budget is balanced and revenues appear to beat the forecast, even as the State has closed $4.2 billion in budget shortfalls over the past three years. The general fund is expected to end with a surplus of $487 million, as well as an additional $520 million rainy day fund. Maryland is one of the few states that has managed to maintain healthy reserves despite the tight budget environment. The State historically has been one of the more heavily indebted, but again with strong management, debt ratios have decreased substantially with debt per capita down to a low $975. Spending pressures remain as rapid growth in Medicaid expenditures and spending on K-12 initiatives has created sizeable out-year deficits. An estimated $830 million shortfall is expected in fiscal 2006 as the option of slot machines at horse tracks continues to be considered.

The State's unemployment rate was 4.1% in July 2004, down from 4.6% in July 2003, and well below the July 2004 national average of 5.5%. Maryland remains among the wealthiest states in the nation with personal income per capita of $37,331 in 2003 and, although declining relative to the national average since the 1980s, continues to exceed the 2003 national average of $31,632.

Maryland's general obligation debt, which is constitutionally limited to a maximum term of 15 years, carried AAA ratings from Moody's, Standard & Poor's, and Fitch as of September 4, 2004. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest. Furthermore, it cannot be assumed that the State will maintain its current credit ratings.

FACTORS PERTAINING TO VIRGINIA

Virginia's economy continues to grow and outperform the nation with construction, professional and business services, and retail contributing to renewed employment growth along with continued federal spending on defense. Strong tourism and improving hotel occupancy rates also add strength to the economy and the State continues to benefit from above average home price appreciation and below average mortgage delinquencies. The strongest growth remains concentrated in Northern Virginia and Norfolk but growth is improving elsewhere.

Governor Mark Warner's $25 billion general fund biennial budget for fiscal years 2005 and 2006 was approved by the General Assembly and will add more than $1.5 billion to the State's treasury over two years. The State's sales tax will increase to 5% and the State's tax on cigarettes will increase to 30 cents per pack. The State's car tax relief program will be frozen.

Virginia's unemployment rate was 3.5% in July 2004, well below the national average of 5.5%, and below the State's 4.3% rate in July 2003. Per capita income was $33,671 in 2003, which is 106% of the national average of $31,632.

As of September 4, 2004, Moody's, Standard & Poor's, and Fitch each gave Virginia's general obligation debt a AAA rating. Moody's removed the State from negative watch on May 27, 2004, and changed the outlook to stable based on improving revenues, a budget and tax reform package, and a cap on the State's liability for phasing out the tax on automobiles. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest. Furthermore, it cannot be assumed that the State will maintain its current credit ratings.

NON-PUBLICLY TRADED SECURITIES; RULE 144A SECURITIES. The Funds may purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), but that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Fund's limitation on the purchase of illiquid securities (usually 15% of a fund's net assets, 10% for the money market funds), unless the Fund's governing Board of Trustees determines on an ongoing basis that an adequate trading market exists for the security. In addition to an adequate trading market, the Board of Trustees will also consider factors such as trading activity, availability of reliable price information and other relevant information in determining whether a Rule 144A Security is liquid. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board of Trustees will carefully monitor any investments by the Fund in Rule 144A Securities. The Board of Trustees may adopt guidelines and delegate to the Adviser the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board of Trustees will retain ultimate responsibility for any determination regarding liquidity.

Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. The Fund's investments in illiquid securities are subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund's net assets could be adversely affected.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. A Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Funds may invest in U.S. dollar-denominated obligations of domestic branches of foreign banks and foreign branches of domestic banks only when the Adviser believes that the risks associated with such investment are minimal and that all applicable quality standards have been satisfied. Bank obligations include the following:

- BANKERS' ACCEPTANCES. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

- CERTIFICATES OF DEPOSIT. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

- TIME DEPOSITS. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

The Funds will not purchase obligations issued by the Adviser or its affiliates.

OPTIONS. A Fund may purchase and write put and call options on securities or securities indices (traded on U.S. exchanges or over-the-counter markets) and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

A Fund must cover all options it writes. For example, when a Fund writes an option on a security, index or foreign currency, it will segregate or earmark liquid assets with the Fund's custodian in an amount at least equal to the market value of the option and will maintain such coverage while the option is open. A Fund may otherwise cover the transaction by means of an offsetting transaction or other means permitted by the 1940 Act or the rules and SEC interpretations thereunder.

Each Fund may trade put and call options on securities, securities indices or currencies, as the investment adviser or sub-adviser determines is appropriate in seeking the Fund's investment objective. For example, a Fund may purchase put and call options on securities or indices to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

In another instance, a Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When a Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option written by the Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by the Fund is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

There are significant risks associated with a Fund's use of options, including the following: (1) the success of a hedging strategy may depend on the Adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the movement in prices of options held by the Fund and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

OTHER INVESTMENTS. The Funds are not prohibited from investing in bank obligations issued by clients of BISYS Group, Inc., the parent company of the Funds' administrator and distributor. The purchase of Fund shares by these banks or their customers will not be a consideration in deciding which bank obligations the Funds will purchase. The Funds will not purchase obligations issued by the Adviser.

PARALLEL PAY SECURITIES; PAC BONDS. Parallel pay CMOs and REMICs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

PAY-IN-KIND SECURITIES. Pay-In-Kind securities are debt obligations or preferred stock, that pay interest or dividends in the form of additional debt obligations or preferred stock.

PREFERRED STOCK. Preferred stock is a corporate equity security that pays a fixed or variable stream of dividends. Preferred stock is generally a non-voting security.

REAL ESTATE INVESTMENT TRUSTS. A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 95% or more of its otherwise taxable income to shareholders.

REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs in which a Fund invests may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which a Fund invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund's investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through the Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

REAL ESTATE SECURITIES. A Fund may be subject to the risks associated with the direct ownership of real estate because of its policy of concentration in the securities of companies principally engaged in the real estate industry. For example, real estate values may fluctuate as a result of general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhood values, related party risks, changes in how appealing properties are to tenants, changes in interest rates and other real estate capital market influences. The value of securities of companies, which service the real estate business sector may also be affected by such risks.

Because a Fund may invest a substantial portion of its assets in REITs, a Fund may also be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act. Changes in prevailing interest rates may inversely affect the value of the debt securities in which a Fund will invest. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities but will affect a Fund's net asset value. Generally, increases in interest rates will increase the costs of obtaining financing which could directly and indirectly decrease the value of a Fund's investments.

REPURCHASE AGREEMENTS. A Fund may enter into repurchase agreements with financial institutions. The Funds each follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by a Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by a Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of each Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of each of the Funds, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund's total assets. The investments of each of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

RESOURCE RECOVERY BONDS. The Tax-Exempt Bond and Money Market Funds may purchase resource recovery bonds, which are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation will be involved, at least during the construction phase, and the revenue stream will be secured by fees or rents paid by municipalities for use of the facilities. The viability of a resource recovery project, environmental protection regulations, and project operator tax incentives may affect the value and credit quality of resource recovery bonds.

RESTRAINTS ON INVESTMENTS BY MONEY MARKET FUNDS. Investments by a money market fund are subject to limitations imposed under regulations adopted by the SEC. Under these regulations, money market funds may acquire only obligations that present minimal credit risk and that are "eligible securities," which means they are (i) rated, at the time of investment, by at least two NRSROs (one if it is the only organization rating such obligation) in the highest rating category or, if unrated, determined to be of comparable quality (a "first tier security"), or
(ii) rated according to the foregoing criteria in the second highest rating category or, if unrated, determined to be of comparable quality ("second tier security"). In the case of taxable money market funds, investments in second tier securities are subject to further constraints in that (i) no more than 5% of a money market fund's assets may be invested in second tier securities and
(ii) any investment in securities of any one such issuer is limited to the greater of 1% of the money market fund's total assets or $1 million. A taxable money market fund may not purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies of instrumentalities) if, as a result, more than 5% of the total assets of the Fund would be invested the securities of one issuer. A taxable money market fund may also hold more than 5% of its assets in first tier securities of a single issuer for three "business days" (that is, any day other than a Saturday, Sunday or customary business holiday).

SECURITIES LENDING. Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its investment adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

A Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. Any securities lending activity in which a Fund may engage will be undertaken pursuant to Board approved procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

SHORT SALES. As consistent with each Fund's investment objective, a Fund may engage in short sales that are either "uncovered" or "against the box." A short sale is "against the box" if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale "against-the-box" is a taxable transaction to the Fund with respect to the securities that are sold short.

Uncovered short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until a Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short, or (b) otherwise cover the Fund's short positions.

SHORT-TERM OBLIGATIONS. Short-term obligations are debt obligations maturing (becoming payable) in 397 days or less, including commercial paper and short-term corporate obligations. Short-term corporate obligations are short-term obligations issued by corporations.

STANDBY COMMITMENTS AND PUTS. The Funds may purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when they can simultaneously acquire the right to sell the securities back to the seller, the issuer or a third-party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Funds to meet redemptions and remain as fully invested as possible in municipal securities. The Funds reserve the right to engage in put transactions. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. A Fund would limit its put transactions to institutions which the Adviser believes present minimal credit risks, and the Adviser would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, a Fund would be a general creditor (i.e., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. The Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, the Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that the Fund may purchase subject to a standby commitment or put, but the amount paid directly or indirectly for all standby commitments or puts which are not integral parts of the security as originally issued held in the Fund will not exceed one-half of 1% of the value of the total assets of such Fund calculated immediately after any such put is acquired.

STRIPS. Separately Traded Interest and Principal Securities ("STRIPS") are component parts of U.S. Treasury securities traded through the federal book-entry system. An Adviser will only purchase STRIPS that it determines are liquid or, if illiquid, do not violate the affected Fund's investment policy concerning investments in illiquid securities. Consistent with Rule 2a-7 under the 1940 Act, the Adviser will only purchase STRIPS for money market funds that have a remaining maturity of 397 days or less; therefore, the money market funds currently may only purchase interest component parts of U.S. Treasury securities. While there is no limitation on the percentage of a Fund's assets that may be comprised of STRIPS, the Adviser will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights and of deviations in the value of shares of the money market funds.

STRUCTURED INVESTMENTS. Structured Investments are derivatives in the form of a unit or units representing an undivided interest(s) in assets held in a trust that is not an investment company as defined in the 1940 Act. A trust unit pays a return based on the total return of securities and other investments held by the trust and the trust may enter into one or more swaps to achieve its objective. For example, a trust may purchase a basket of securities and agree to exchange the return generated by those securities for the return generated by another basket or index of securities. The Fund will purchase structured investments in trusts that engage in such swaps only where the counterparties are approved by the Adviser in accordance with credit-risk guidelines established by the Board of Trustees.

STRUCTURED NOTES. Notes are derivatives where the amount of principal repayment and or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500(R) Index. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The use of structured notes allows the Fund to tailor its investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.

SUPRANATIONAL AGENCY OBLIGATIONS. Supranational agency obligations are obligations of supranational entities established through the joint participation of several governments, including the Asian Development Bank, Inter-American Development Bank, International Bank for Reconstruction and Development (also known as the "World Bank"), African Development Bank, European Union, European Investment Bank, and the Nordic Investment Bank.

SWAP AGREEMENTS. The Funds may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap," interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor;" and interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A credit default swap is a specific kind of counterparty agreement designed to transfer the third party credit risk between parties. One party in the swap is a lender and faces credit risk from a third party and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments (essentially an insurance premium). If the third party defaults, the party providing insurance will have to purchase from the insured party the defaulted asset.

Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").

A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a Fund's investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund's illiquid investment limitations. A Fund will not enter into any swap agreement unless the Adviser believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Each Fund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counter-party will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counter-party a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a swap agreement defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by a Fund's custodian. In as much as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Funds and their Adviser believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the over-the-counter market. The Adviser, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of equity swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

U.S. GOVERNMENT SECURITIES. Examples of types of U.S. government obligations in which the Funds may invest include U.S. Treasury obligations and the obligations of U.S. government agencies such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac (formerly Federal Home Loan Mortgage Corporation), Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. government securities are not guaranteed against price movements due to fluctuating interest rates.

- U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as STRIPS and Treasury Receipts ("TRs").

- RECEIPTS. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

- TREASURY INFLATION PROTECTED NOTES ("TIPS"). TIPS are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.

- ZERO COUPON OBLIGATIONS. Zero coupon obligations are debt obligations that do not bear any interest, but instead are issued at a deep discount from face value or par. The value of a zero coupon obligation increases over time to reflect the interest accumulated. These obligations will not result in the payment of interest until maturity, and will have greater price volatility than similar securities that are issued at face value or par and pay interest periodically.

- U.S. GOVERNMENT ZERO COUPON SECURITIES. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities. See "Mortgage-Backed Securities."

- U.S. GOVERNMENT AGENCIES. Some obligations issued or guaranteed by agencies of the U.S. Government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Fund's shares.

VARIABLE AND FLOATING RATE INSTRUMENTS. Certain of the obligations purchased by the Funds may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates that are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such securities.

VARIABLE RATE MASTER DEMAND NOTES. Variable rate master demand notes permit the investment of fluctuating amounts at varying market rates of interest pursuant to direct arrangements between a Fund, as lender, and a borrower. Such notes provide that the interest rate on the amount outstanding varies on a daily, weekly or monthly basis depending upon a stated short-term interest rate index. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. There is no secondary market for the notes and it is not generally contemplated that such instruments will be traded. The quality of the note or the underlying credit must, in the opinion of the Adviser, be equivalent to the ratings applicable to permitted investments for the particular Fund. The Adviser will monitor on an ongoing basis the earning power, cash flow and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand. Variable rate master demand notes may or may not be backed by bank letters of credit.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENT SECURITIES. When-issued securities are securities that are delivered and paid for normally within 45 days after the date of commitment to purchase.

Although a Fund will only make commitments to purchase when-issued and forward commitment securities with the intention of actually acquiring the securities, a Fund may sell them before the settlement date. When-issued securities are subject to market fluctuation, and accrue no interest to the purchaser during this pre-settlement period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing when-issued and forward commitment securities entails leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case, there could be an unrealized loss at the time of delivery.

A Fund will maintain, on a daily basis, high-quality, liquid assets in an amount at least equal in value to its commitments to purchase when-issued and forward commitment securities.

      INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of the Funds. Fundamental policies cannot be changed without the consent of the holders of a majority of each Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

No Fund may:

      1. With respect to 75% of each Fund's total assets (50% in the case of Maryland Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund), invest more than 5% of the value of the total assets of a Fund in the securities of any one issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, repurchase agreements involving such securities, and securities issued by investment companies), or purchase the securities of any one issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by a Fund.

      2. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for the purposes of this limitation, investment strategies that either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes (less than 60 days), and in an amount not exceeding 5% of its total assets.

      3. Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the sale of portfolio securities.

      4. Issue senior securities (as defined in the 1940 Act), except as permitted by rule, regulation or order of the SEC.

      5. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities and securities issued by investment companies) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

            5.1 With respect to the money market funds, this limitation does not apply to obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to the same regulations as U.S. banks.

            5.2 No Life Vision Fund may invest more than 25% of its assets in underlying STI Classic Funds that, as a matter of policy, concentrate their assets in any one industry. However, a Life Vision Fund may indirectly invest more than 25% of its total assets in one industry through its investments in the underlying STI Classic Funds. Each Life Vision Fund may invest up to 100% of its assets in securities issued by investment companies.

      6. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments either issued by companies that invest in real estate, backed by real estate or securities of companies engaged in the real estate business).

      7. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments.

      8. Make loans, except that a Fund may: (i) purchase or hold debt instruments in accordance with its investment objectives and policies; (ii) enter into repurchase agreements; and (iii) lend its portfolio securities.

NON-FUNDAMENTAL POLICIES

The following investment policies are non-fundamental policies of the Funds and may be changed by the Funds' Board of Trustees:

      1. Any change to a Fund's investment policy to invest at least 80% of such Fund's net assets in securities of companies in a specific sector is subject to 60 days prior notice to shareholders.

      2. No Fund may purchase or hold illiquid securities (i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets (10% for the Prime Quality Money Market, U.S. Government Securities Money Market, U.S. Treasury Money Market Fund, and Tax-Exempt Money Market Funds) would be invested in illiquid securities.

      3. No Life Vision Fund currently intends to purchase securities on margin, except that a Life Vision Fund may obtain such short-term credits as are necessary for the clearance of transactions.

      4.    No Life Vision Fund currently intends to sell securities short.

      5. No Life Vision Fund currently intends to purchase or sell futures contracts or put or call options.

      6. No Life Vision Fund may invest in shares of unaffiliated money market funds, except as permitted by the SEC.

With the exception of the limitations on liquidity standards, the foregoing percentages will apply at the time of the purchase of a security and shall not be considered violated unless an excess occurs or exists immediately after and as a result of a purchase of such security.

      THE ADVISER

GENERAL. Trusco Capital Management, Inc. ("Trusco" or the "Adviser") is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940 and serves as investment adviser to the Funds. The Adviser is responsible for making investment decisions for the Funds (except the Aggressive Growth Stock Fund and Emerging Growth Stock Fund) and continuously reviews, supervises and administers each Fund's respective investment program. The Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its management activities. The principal business address of the Adviser is 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303. As of June 30, 2004, the Adviser had discretionary management authority with respect to approximately $66.7 billion of assets under management.

ADVISORY AGREEMENTS WITH THE TRUST. Prior to January 1, 2000, STI Capital Management, N.A. ("STI"), a subsidiary of SunTrust Banks, Inc., served as investment adviser to the Balanced Fund, Capital Appreciation Fund, Florida Tax-Exempt Bond Fund, International Equity Fund, Investment Grade Bond Fund, Investment Grade Tax-Exempt Bond Fund, Limited-Term Federal Mortgage Securities Fund, Mid-Cap Equity Fund, Small Cap Value Equity Fund and Value Income Stock Fund. On January 1, 2000, SunTrust Bank (formerly SunTrust Bank, Atlanta), a subsidiary of SunTrust Banks, Inc. and the investment adviser of the Georgia Tax-Exempt Bond Fund, succeeded STI as the investment adviser to those Funds. On July 1, 2000, SunTrust Banks, Inc. reorganized its money management units, including those of SunTrust Bank, into Trusco. As a result, Trusco now serves as the investment adviser to each Fund pursuant to three separate agreements (the "Advisory Agreements").

The Advisory Agreements provide that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder. The Advisory Agreements provide that if, for any fiscal year, the ratio of expenses of any Fund (including amounts payable to the Adviser but excluding interest, taxes, brokerage, litigation, and other extraordinary expenses) exceeds limitations established by certain states, the Adviser and/or the Fund's administrator will bear the amount of such excess. The Adviser will not be required to bear expenses of the Trust to an extent which would result in a Fund's inability to qualify as a regulated investment company under provisions of the Code.

The continuance of the Advisory Agreements, after the first 2 years, must be specifically approved at least annually (i) by the vote of the Trustees, and
(ii) by the vote of a majority of the Trustees who are not parties to the Agreements or "interested persons" of any party thereto, as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreements will terminate automatically in the event of its assignment, and each is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Funds, by a majority of the outstanding shares of the Funds, on not less than 30 days nor more than 60 days written notice to the Adviser, or by the Adviser on 90 days written notice to the Trust.

ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreements, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the specified annual rate of each Fund's average daily net assets:

FUND                                                                        FEES
----                                                                        -----
Aggressive Growth Stock Fund                                                1.25%
Balanced Fund                                                               0.95%
Capital Appreciation Fund                                                   1.15%
Emerging Growth Stock Fund                                                  1.25%
Florida Tax-Exempt Bond Fund                                                0.65%
Georgia Tax-Exempt Bond Fund                                                0.65%
Growth and Income Fund                                                      0.90%
High Income Fund                                                            0.80%
Information and Technology Fund                                             1.10%
International Equity Fund                                                   1.25%
International Equity Index Fund                                             0.90%
Investment Grade Bond Fund                                                  0.74%
Investment Grade Tax-Exempt Bond Fund                                       0.74%
Life Vision Aggressive Growth Fund                                          0.25%
Life Vision Conservative Fund                                               0.25%
Life Vision Growth and Income Fund                                          0.25%
Life Vision Moderate Growth Fund                                            0.25%
Limited-Term Federal Mortgage Securities Fund                               0.65%
Maryland Municipal Bond Fund                                                0.65%
Mid-Cap Equity Fund                                                         1.15%
Mid-Cap Value Equity Fund                                                   1.25%
Prime Quality Money Market Fund                                             0.65%
Short-Term Bond Fund                                                        0.65%
Short-Term U.S. Treasury Securities Fund                                    0.65%
Small Cap Growth Stock Fund                                                 1.15%
Small Cap Value Equity Fund                                                 1.15%
Strategic Income Fund                                                       0.85%
Strategic Quantitative Equity Fund                                          1.15%
Tax-Exempt Money Market Fund                                                0.55%
Tax Sensitive Growth Stock Fund                                             1.15%
U.S. Government Securities Fund                                             0.74%
U.S. Government Securities Money Market Fund                                0.65%
U.S. Treasury Money Market Fund                                             0.65%
Value Income Stock Fund                                                     0.80%
Virginia Intermediate Municipal Bond Fund                                   0.65%
Virginia Municipal Bond Fund                                                0.65%
Virginia Tax-Free Money Market Fund                                         0.40%

For the period from commencement of operations to the fiscal periods ended May 31, 2004, 2003 and 2002, the Funds paid the following advisory fees:

                                                  FEES PAID ($)                      FEES WAIVED ($)
                                         ----------------------------        ----------------------------
FUND                                      2004      2003         2002         2004         2003     2002
----                                     ------     ----         ----        -----         ----     -----
Aggressive Growth Stock Fund             26,000       *            *         10,000          *        *

                                                    FEES PAID ($)                           FEES WAIVED ($)
                                       -------------------------------------    -----------------------------------
FUND                                     2004           2003         2002         2004         2003          2002
----                                   ----------    ----------   ----------    ---------    ---------     --------
Balanced Fund                           3,000,000     2,638,000    2,772,000       91,000       81,000       85,000
Capital Appreciation Fund              16,252,000    14,174,000   16,284,000      284,000      251,000      288,000
Emerging Growth Stock Fund                 19,000            *             *        9,000            *            *
Florida Tax-Exempt Bond Fund            1,219,000     1,021,000      823,000       90,000       76,000       61,000
Georgia Tax-Exempt Bond Fund              724,000       685,000      666,000       54,000       51,000       50,000
Growth and Income Fund                  7,647,000     6,313,000    8,312,000            0            0            0
High Income Fund                        1,173,000       600,000      241,000      271,000      139,000       56,000
Information and Technology Fund           205,000       243,000      772,000            0            0            0
International Equity Fund               3,256,000     2,639,000    2,389,000            0            0            0
International Equity Index Fund         2,651,000     2,013,000    1,970,000      278,000      212,000      208,000
Investment Grade Bond Fund              5,400,000     6,625,000    6,721,000      155,000      193,000      196,000
Investment Grade Tax-Exempt Bond Fund   1,740,000     1,522,000    1,286,000       79,000       69,000       59,000
Life Vision Aggressive Growth Fund         44,000        26,000       23,000       51,000       42,000       45,000
Life Vision Conservative Fund               4,000             0            *        6,000            0            *
Life Vision Growth and Income Fund        111,000        84,000       59,000       90,000       75,000       69,000
Life Vision Moderate Growth Fund          173,000       122,000      111,000      128,000       94,000       94,000
Limited-Term Federal Mortgage
Securities Fund                         3,393,000     1,875,000      801,000      281,000      156,000       67,000
Maryland Municipal Bond Fund              312,000       359,000      280,000       44,000       50,000       39,000
Mid-Cap Equity Fund                     2,153,000     1,661,000    2,196,000       48,000       37,000       49,000
Mid-Cap Value Equity Fund               1,556,000     1,263,000      627,000      135,000      110,000       55,000
Prime Quality Money Market Fund        31,166,000    32,586,000   31,332,000    6,339,000    6,637,000    6,382,000
Short-Term Bond Fund                    2,006,000     2,051,000    1,755,000      157,000      162,000      138,000
Short-Term U.S. Treasury Securities
Fund                                    1,295,000     1,392,000      864,000      131,000      142,000       88,000
Small Cap Growth Stock Fund             9,361,000     5,975,000    6,800,000            0            0            0
Small Cap Value Equity Fund             7,677,000     6,017,000    5,714,000            0            0            0
Strategic Income Fund                   1,674,000       873,000      171,000      222,000      116,000       23,000
Strategic Quantitative Equity Fund        355,000             *            *       77,000            *            *
Tax-Exempt Money Market Fund            6,134,000     5,525,000    5,338,000    1,342,000    1,213,000    1,172,000
Tax Sensitive Growth Stock Fund         3,168,000     3,593,000    6,100,000            0            0            0
U.S. Government Securities Fund         2,221,000     1,846,000    1,422,000      101,000       85,000       65,000

                                                   FEES PAID ($)                          FEES WAIVED ($)
                                        ------------------------------------    -----------------------------------
FUND                                     2004           2003         2002         2004         2003          2002
----                                    ---------     ---------    ---------    ---------    ---------      -------
U.S. Government Securities Money
Market Fund                             5,267,000     6,683,000    5,955,000      843,000    1,074,000      957,000
U.S. Treasury Money Market Fund         6,340,000     5,472,000    4,771,000    1,016,000      879,000      766,000
Value Income Stock Fund                 6,572,000     5,640,000    6,380,000            0            0            0
Virginia Intermediate Municipal Bond
Fund                                    1,316,000     1,368,000    1,296,000            0            0            0
Virginia Municipal Bond Fund              388,000       445,000      448,000            0            0            0
Virginia Tax-Free Money Market Fund     1,269,000     1,328,000    1,399,000            0            0            0

*     Not in operation during the period.

**    Rounded to $0.

      THE SUBADVISER

GENERAL. Zevenbergen Capital Investments LLC (the "Subadviser") serves as the subadviser to the Aggressive Growth Stock Fund and the Emerging Growth Stock Fund and manages the portfolios of the Funds on a day-to-day basis. The Subadviser was founded in 1987 and manages domestic growth equity assets. The firm's client base is comprised of a blend of institutional tax-exempt and taxable separately managed accounts. As a domestic growth equity manager, the Subadviser manages assets for a variety of entities, including public funds, foundations, endowments, corporations, pooled accounts, and private individuals. The Subadviser selects, buys, and sells securities for the Aggressive Growth Stock Fund and the Emerging Growth Stock Fund under the supervision of the Adviser and the Board of Trustees. The Adviser has a controlling interest in the Subadviser because it owns a majority of its shares. The principal business address of the Subadviser is 601 Union Street, Suite 4600, Seattle, Washington 98101. As of June 30, 2004, the Subadviser had approximately $1.0 billion of assets under management.

INVESTMENT SUBADVISORY AGREEMENT. The Adviser and the Subadviser have entered into an investment subadvisory agreement (the "Subadvisory Agreement") under which the Subadviser makes the investment decisions for and continuously reviews, supervises, and administers the investment program of the Aggressive Growth Stock Fund and the Emerging Growth Stock Fund, subject to the supervision of, and policies established by, the Adviser and the Trustees of the Trust. After the initial two year term, the continuance of the Subadvisory Agreement with respect to either Fund must be specifically approved at least annually by
(i) the vote of the Trustees or a vote of the shareholders of the Fund and (ii) the vote of a majority of the Trustees who are not parties to the Subadvisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Subadvisory Agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by (i) the Trustees of the Trust or, with respect to either Fund, by a majority of the outstanding shares of that Fund,
(ii) the Adviser at any time on not less than 30 days nor more than 60 days written notice to the Subadviser, or (iii) the Subadviser on 90 days written notice to the Adviser. The Subadvisory Agreement provides that the Subadviser shall not be protected against any liability by reason of willful misfeasance, bad faith, or negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

SUBADVISORY FEES PAID TO THE SUBADVISER. For its services under the Subadvisory Agreement, the Subadviser is entitled to a fee, which is calculated daily and paid quarterly by the Adviser, at an annual rate of 0.625% based on the average daily net assets of the Aggressive Growth Stock Fund and the

Emerging Growth Stock Fund. For the fiscal year ended May 31, 2004, the Subadviser received subadvisory fees of $7,000 and $7,000 for the Aggressive Growth Stock Fund and Emerging Growth Stock Fund, respectively.

      THE ADMINISTRATOR

GENERAL. BISYS Fund Services Ohio, Inc. (the "Administrator"), serves as administrator of the Trust and is an affiliate of BISYS Fund Services, Limited Partnership, the Trust's distributor. The Administrator, an Ohio corporation, has its principal business offices at 3435 Stelzer Road, Columbus, Ohio 43219. The Administrator and its affiliates provide administration and distribution services to other investment companies.

MASTER SERVICES AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into a master services agreement (the "Master Services Agreement") effective July 26, 2004. Under the Master Services Agreement, the Administrator provides the Trust with administrative services, including day-to-day administration of matters necessary to each Fund's operations, maintenance of records and the books of the Trust, preparation of reports, assistance with compliance monitoring of the Funds' activities, and certain supplemental services in connection with the Trust's obligations under the Sarbanes-Oxley Act of 2002.

The Master Services Agreement shall remain in effect for a period of five years until July 31, 2009, and shall continue in effect for successive one year periods subject to review at least annually by the Trustees of the Trust unless terminated by either party on not less than 90 days written notice to the other party.

ADMINISTRATION FEES TO BE PAID TO THE ADMINISTRATOR. Under the Master Services Agreement, the Administrator is entitled to receive an asset-based fee for administration, fund accounting and transfer agency services of 2.75 basis points (0.0275%) on the first $25 billion in aggregate net assets of all Funds,
2.25 basis points (0.0225%) on the next $5 billion in aggregate net assets of all Funds, and 1.75 basis points (0.0175%) on the aggregate net assets of all Funds over $30 billion, plus an additional class fee of $2,500 per class per annum, applicable to each additional class of shares over 145 classes of shares.

For the period from commencement of operations to the fiscal periods ended May 31, 2004, 2003 and 2002, the Funds paid the following administration fees:

                                                           FEES PAID ($)*                    FEES WAIVED ($)*
                                                   ------------------------------     ---------------------------
FUND                                                2004       2003        2002       2004       2003        2002
----                                               -------    -------     -------     ----       ----        ----
Aggressive Growth Stock Fund                         2,000         **          **       0         **          **
Balanced Fund                                      223,000    197,000     207,000       0          0           0
Capital Appreciation Fund                          986,000    864,000     993,000       0          0           0
Emerging Growth Stock Fund                           2,000         **          **       0         **          **
Florida Tax-Exempt Bond Fund                       138,000    117,000      94,000       0          0           0
Georgia Tax-Exempt Bond Fund                        82,000     78,000      76,000       0          0           0
Growth and Income Fund                             582,000    483,000     636,000       0          0           0
High Income Fund                                   124,000     64,000      25,000       0          0           0
Information and Technology Fund                     13,000     15,000      48,000       0          0           0
International Equity Fund                          179,000    146,000     132,000       0          0           0

                                                           FEES PAID ($)*                  FEES WAIVED ($)*
                                                 --------------------------------     ---------------------------
FUND                                                2004      2003        2002        2004       2003        2002
----                                             ---------  ---------   ---------     ----       ----        ----
International Equity Index Fund                    223,000    170,000     167,000       0          0          0
Investment Grade Bond Fund                         514,000    635,000     644,000       0          0          0
Investment Grade Tax-Exempt Bond Fund              168,000    148,000     125,000       0          0          0
Life Vision Aggressive Growth Fund                  26,000     19,000      19,000       0          0          0
Life Vision Conservative Fund                        3,000          0          **       0          0         **
Life Vision Growth and Income Fund                  55,000     44,000      35,000       0          0          0
Life Vision Moderate Growth Fund                    83,000     60,000      57,000       0          0          0
Limited-Term Federal Mortgage Securities Fund      387,000    215,000      92,000       0          0          0
Maryland Municipal Bond Fund                        37,000     43,000      34,000       0          0          0
Mid-Cap Equity Fund                                131,000    102,000     134,000       0          0          0
Mid-Cap Value Equity Fund                           93,000     76,000      37,000       0          0          0
Prime Quality Money Market Fund                  3,954,000  4,158,000   3,999,000       0          0          0
Short-Term Bond Fund                               228,000    235,000     201,000       0          0          0
Short-Term U.S. Treasury Securities Fund           151,000    163,000     101,000       0          0          0
Small Cap Growth Stock Fund                        558,000    358,000     407,000       0          0          0
Small Cap Value Equity Fund                        458,000    361,000     342,000       0          0          0
Strategic Income Fund                              153,000     80,000      16,000       0          0          0
Strategic Quantitative Equity Fund                  26,000         **          **       0         **         **
Tax-Exempt Money Market Fund                       932,000    844,000     816,000       0          0          0
Tax Sensitive Growth Stock Fund                    189,000    215,000     366,000       0          0          0
U.S. Government Securities Fund                    215,000    180,000     138,000       0          0          0
U.S. Government Securities Money Market Fund       644,000    822,000     733,000       0          0          0
U.S. Treasury Money Market Fund                    776,000    673,000     587,000       0          0          0
Value Income Stock Fund                            563,000    486,000     549,000       0          0          0
Virginia Intermediate Municipal Bond Fund          139,000    145,000     138,000       0          0          0
Virginia Municipal Bond Fund                        41,000     47,000      47,000       0          0          0
Virginia Tax Free Money Market Fund                217,000    229,000     241,000       0          0          0

* For the fiscal years ended May 31, 2004, 2003 and 2002, administration fees were paid by the Funds pursuant to an administration agreement between the Trust and SEI Investments Global Funds Services.

**    Not in operation during the period.

      THE DISTRIBUTOR

The Trust and BISYS Fund Services, Limited Partnership (the "Distributor") are parties to a distribution agreement dated July 26, 2004 (the "Distribution Agreement") whereby the Distributor acts as principal underwriter for the Trust's shares. The Distributor is an affiliate of BISYS Fund Services Ohio, Inc., which serves as the Trust's administrator and transfer agent. The principal business address of the Distributor is 3435 Stelzer Road, Columbus, Ohio 43219. Under the Distribution Agreement, the Distributor must use all reasonable efforts, consistent with its other business, in connection with the continuous offering of shares of the Trust. The Distributor will receive no compensation for distribution of T Shares. In addition, the A Shares of the Funds have a distribution plan (the "A Plan"), the B Shares of the Funds have a distribution and service plan (the "B Plan"), and the L Shares of the Funds have a distribution and service plan (the "L Plan").

After the initial two year term, the continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Funds and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of any party thereto, as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, upon not more than 60 days written notice by either party.

The Distributor and/or its affiliates, may finance from their own resources, certain activities intended to result in the distribution of the Trust's shares. The Distributor, at its expense, may provide additional compensation to dealers in connection with sales of the Trust's shares. Such compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Funds of the Trust, and/or other dealer-sponsored special events. In some instances, to the extent permissible, this compensation may be made available only to certain dealers. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives to locations appropriate to the purpose of the meeting for meetings or seminars of a business nature. Dealers may not use sales of a Fund's Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the NASD. None of the aforementioned compensation is paid for by any Fund or its shareholders.

For the fiscal years ended May 31, 2004, 2003 and 2002, the Funds paid the following aggregate sales charge payable to the Distributor with respect to the A Shares:

                                             AGGREGATE SALES CHARGES PAYABLE TO              AMOUNT RETAINED BY
                                                       DISTRIBUTOR ($)*                        DISTRIBUTOR ($)*
                                             ----------------------------------         ----------------------------
FUND                                           2004        2003         2002            2004        2003        2002
----                                         --------     -------     ---------         ----        ----        ----
Aggressive Growth Stock Fund                        0          **            **           0          **          **
Balanced Fund                                  25,000      22,000        23,000           0           0           0
Capital Appreciation Fund                     990,000     935,000     1,220,000           0           0           0
Emerging Growth Stock Fund                          0          **            **           0          **          **
Florida Tax-Exempt Bond Fund                   12,000      11,000         5,000           0           0           0
Georgia Tax-Exempt Bond Fund                    5,000       5,000         5,000           0           0           0
Growth and Income Fund                        105,000      80,000        95,000           0           0           0
High Income Fund                                2,000          **            **           0          **          **
Information and Technology Fund                     0          **            **           0          **          **
International Equity Fund                      24,000      17,000        61,000           0           0           0
International Equity Index Fund                56,000      19,000        41,000           0           0           0
Investment Grade Bond Fund                    143,000     116,000        94,000           0           0           0
Investment Grade Tax-Exempt Bond Fund          89,000      88,000        84,000           0           0           0

                                             AGGREGATE SALES CHARGES PAYABLE TO              AMOUNT RETAINED BY
                                                       DISTRIBUTOR ($)*                        DISTRIBUTOR ($)*
                                            -----------------------------------         ----------------------------
FUND                                          2004         2003         2002            2004        2003        2002
----                                        ---------    ---------    ---------         ----        ----        ----
Life Vision Aggressive Growth Fund              1,000           **           **           0          **          **
Life Vision Conservative Fund                   1,000           **           **           0          **          **
Life Vision Growth and Income Fund              2,000           **           **           0          **          **
Life Vision Moderate Growth Fund                6,000           **           **           0          **          **
Limited-Term Federal Mortgage Securities
Fund                                           27,000       16,000        3,000           0           0           0
Maryland Municipal Bond Fund                       **           **           **           0          **          **
Mid-Cap Equity Fund                            63,000       43,000       47,000           0           0           0
Mid-Cap Value Equity Fund                       1,000           **           **           0          **          **
Prime Quality Money Market Fund             3,763,000    3,839,000    3,842,000           0           0           0
Short-Term Bond Fund                           15,000       11,000       11,000           0           0           0
Short-Term U.S. Treasury Securities Fund       29,000       19,000        5,000           0           0           0
Small Cap Growth Stock Fund                   157,000       94,000      128,000           0           0           0
Small Cap Value Equity Fund                     4,000           **           **           0          **          **
Strategic Income Fund                           6,000           **           **           0          **          **
Strategic Quantitative Equity Fund                  0           **           **           0          **          **
Tax-Exempt Money Market Fund                  401,000      357,000      336,000           0           0           0
Tax Sensitive Growth Stock Fund                 1,000           **           **           0          **          **
U.S. Government Securities Fund                32,000       27,000       28,000           0           0           0
U.S. Government Securities Money Market
Fund                                          399,000      407,000      364,000           0           0           0
U.S. Treasury Money Market Fund                     0           **           **           0          **          **
Value Income Stock Fund                       235,000      206,000      256,000           0           0           0
Virginia Intermediate Municipal Bond Fund      15,000       12,000        9,000           0           0           0
Virginia Municipal Bond Fund                        0           **           **           0          **          **
Virginia Tax-Free Money Market Fund           439,000      393,000      399,000           0           0           0

* The information in the above chart reflects gross distribution fees for the fiscal years ended May 31, 2004, 2003 and 2002, which were paid by the Funds pursuant to a distribution agreement between the Trust and SEI Investments Distribution Co. The information in the above chart was calculated and provided by SEI Investments Distribution Co.

**    Not in operation during the period.

The following table shows the amount of front-end sales charge that is paid to Investment Consultants (Dealers) as a percentage of the offering price of A
Shares:

                                                               DEALERS' REALLOWANCE AS A PERCENTAGE OF OFFERING PRICE
                                                               ------------------------------------------------------
                                                                                             $250,000
                                                                             $100,000        but less
                                                               Less than   but less than       than       $1,000,000
                  FUND(S)                                       $100,000     $250,000       $1,000,000     and over
                  -------                                      ---------   -------------    ----------    ----------
Aggressive Growth Stock, Balanced, Capital Appreciation,
Emerging Growth Stock, Florida Tax-Exempt Bond, Georgia
Tax-Exempt Bond, Growth and Income Fund, High Income,
Information and Technology, International Equity,
International Equity Index, Investment Grade Bond,
Investment Grade Tax-Exempt Bond, Life Vision Aggressive
Growth, Life Vision Conservative, Life Vision Growth and
Income, Life Vision Moderate Growth, Maryland Municipal
Bond, Mid-Cap Equity, Mid-Cap Value Equity, Small Cap Growth
Stock, Small Cap Value Equity, Strategic Income, Strategic
Quantitative Equity, Tax Sensitive Growth Stock, U.S.
Government Securities, Value Income Stock, Virginia
Intermediate Municipal Bond and Virginia Municipal Bond Funds    3.75%         3.25%          2.50%       0.25%-1.00%
Limited-Term Federal Mortgage Securities Fund                    2.50%         1.75%          1.25%       0.25%-1.00%
Short-Term Bond Fund                                             2.00%         1.50%          1.00%       0.25%-1.00%
Short-Term U.S. Treasury Securities Fund                         1.00%         0.75%          0.50%       0.25%-1.00%

For the fiscal years ended May 31, 2004, 2003 and 2002, the Funds paid the following aggregate sales charge payable to the Distributor with respect to the L Shares:

                                          AGGREGATE SALES CHARGE PAYABLE TO
                                                  DISTRIBUTOR ($)*                AMOUNT RETAINED BY DISTRIBUTOR ($)*
                                         -----------------------------------      -----------------------------------
FUND                                       2004          2003        2002         2004           2003            2002
----                                     ---------     -------     ---------      ----           ----            ----
Aggressive Growth Stock Fund                     0          **            **        0             **              **
Balanced Fund                              713,000     653,000       707,000        0              0               0
Capital Appreciation Fund                1,030,000     902,000     1,067,000        0              0               0
Emerging Growth Stock Fund                       0          **            **        0             **              **
Florida Tax-Exempt Bond Fund               310,000     329,000       177,000        0              0               0
Georgia Tax-Exempt Bond Fund               163,000     148,000       157,000        0              0               0
Growth and Income Fund                     910,000     734,000       837,000        0              0               0
High Income Fund                           852,000     446,000       315,000        0              0               0
Information and Technology Fund             76,000      65,000       154,000        0              0               0
International Equity Fund                   70,000      54,000        10,000        0              0               0
International Equity Index Fund             43,000      28,000             0        0              0               0
Investment Grade Bond Fund                 319,000     365,000       328,000        0              0               0
Investment Grade Tax-Exempt Bond Fund      290,000     283,000       227,000        0              0               0
Limited-Term Federal Mortgage
Securities Fund                          1,237,000     868,000        69,000        0              0               0
Maryland Municipal Bond Fund               253,000     268,000       190,000        0              0               0
Mid-Cap Equity Fund                        153,000     115,000       132,000        0              0               0
Mid-Cap Value Equity Fund                   73,000      49,000        13,000        0              0               0
Prime Quality Money Market Fund            184,000     120,000        63,000        0              0               0
Short-Term Bond Fund                       299,000     305,000       169,000        0              0               0

                                          AGGREGATE SALES CHARGE PAYABLE TO
                                                  DISTRIBUTOR ($)*                AMOUNT RETAINED BY DISTRIBUTOR ($)*
                                          ----------------------------------      -----------------------------------
FUND                                        2004        2003         2002         2004           2003            2002
----                                      ---------   ---------    ---------      ----           ----            ----
Short-Term U.S. Treasury Securities
Fund                                        975,000   1,075,000      441,000        0              0               0
Small Cap Growth Stock Fund                 370,000     233,000      256,000        0              0               0
Small Cap Value Equity Fund                 434,000     305,000      172,000        0              0               0
Strategic Income Fund                     1,520,000     638,000      106,000        0              0               0
Strategic Quantitative Equity Fund            7,000          **           **        0             **              **
Tax Sensitive Growth Stock Fund           1,054,000   1,204,000    1,945,000        0              0               0
U.S. Government Securities Fund             289,000     370,000      314,000        0              0               0
Value Income Stock Fund                     561,000     469,000      602,000        0              0               0
Virginia Intermediate Municipal Bond
Fund                                             **          **           **        0             **              **
Virginia Municipal Bond Fund                137,000     150,000      114,000        0              0               0

* The information in the above chart reflects gross distribution fees for the fiscal years ended May 31, 2004, 2003 and 2002, which were paid by the Funds pursuant to a distribution agreement between the Trust and SEI Investments Distribution Co. The information in the above chart was calculated and provided by SEI Investments Distribution Co.

**    Not in operation during the period.

            A SHARES, B SHARES AND L SHARES DISTRIBUTION PLANS

The Distribution Agreement and the A Plan adopted by the Trust provide that A Shares of the Funds will pay the Distributor fees of up to the following respective levels:

FUND:                                         DISTRIBUTION FEE:
----                                          -----------------
Aggressive Growth Stock Fund                       0.35%
Balanced Fund                                      0.28%
Capital Appreciation Fund                          0.68%
Emerging Growth Stock Fund                         0.35%
Florida Tax-Exempt Bond Fund                       0.18%
Georgia Tax-Exempt Bond Fund                       0.18%
Growth and Income Fund                             0.25%
High Income Fund                                   0.30%
Information and Technology Fund                    0.55%
International Equity Fund                          0.33%
International Equity Index Fund                    0.38%
Investment Grade Bond Fund                         0.43%
Investment Grade Tax-Exempt Bond Fund              0.43%
Life Vision Aggressive Growth Fund                 0.50%

FUND:                                         DISTRIBUTION FEE:
----                                          -----------------
Life Vision Conservative Fund                      0.40%
Life Vision Growth and Income Fund                 0.50%
Life Vision Moderate Growth Fund                   0.50%
Limited-Term Federal Mortgage Securities Fund      0.23%
Maryland Municipal Bond Fund                       0.15%
Mid-Cap Equity Fund                                0.43%
Mid-Cap Value Equity Fund                          0.40%
Prime Quality Money Market Fund                    0.20%
Short-Term Bond Fund                               0.23%
Short-Term U.S. Treasury Securities Fund           0.18%
Small Cap Growth Stock Fund                        0.50%
Small Cap Value Equity Fund                        0.33%
Strategic Income Fund                              0.35%
Strategic Quantitative Equity Fund                 0.25%
Tax-Exempt Money Market Fund                       0.15%
Tax Sensitive Growth Stock Fund                    0.40%
U.S. Government Securities Fund                    0.38%
U.S. Government Securities Money Market Fund       0.17%
U.S. Treasury Money Market Fund                    0.15%
Value Income Stock Fund                            0.33%
Virginia Intermediate Municipal Bond Fund          0.15%
Virginia Municipal Bond Fund                       0.15%
Virginia Tax-Free Money Market Fund                0.40%

In addition, the Distribution Agreement, the B Plan and the L Plan adopted by the Trust provide that B Shares and L Shares of each applicable Fund will pay the Distributor a fee of up to 0.75% of the average daily net assets of that Fund. The Distributor can use these fees to compensate broker-dealers and service providers, including SunTrust and its affiliates, which provide administrative and/or distribution services to A Shares, B Shares or L Shares shareholders or their customers who beneficially own A Shares, B Shares or L Shares. In addition, B Shares and L Shares are subject to a service fee of up to 0.25% of the average daily net assets of the B Shares and L Shares of each Fund. This service fee will be used for services provided and expenses incurred in maintaining shareholder accounts, responding to shareholder inquiries and providing information on their investments.

Services for which broker-dealers and service providers may be compensated include establishing and maintaining customer accounts and records; aggregating and processing purchase and redemption requests from customers; placing net purchase and redemption orders with the Distributor; automatically investing customer account cash balances; providing periodic statements to customers; arranging for wires; answering customer inquiries concerning their investments; assisting customers in changing dividend options, account designations, and addresses; performing sub-accounting functions; processing dividend payments from the Trust on behalf of customers; and forwarding shareholder communications from the Trust (such as proxies, shareholder reports, and dividend distribution and tax notices) to these customers with respect to investments in the Trust. Certain state securities laws may require those financial institutions providing such distribution services to register as dealers pursuant to state law. Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Trust, according to an opinion issued to the staff of the SEC by the Office of the Comptroller of the Currency, financial institutions are not prohibited from acting in other capacities for investment companies, such as providing shareholder services. Should future legislative, judicial, or administrative action prohibit or restrict the activities of financial institutions in connection with providing shareholder services, the Trust may be required to alter materially or discontinue its arrangements with such financial institutions.

The Trust has adopted the A Plan, the B Plan and the L Plan in each case in accordance with the provisions of Rule 12b-1 under the 1940 Act, which rule regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the A Plan, the B Plan and the L Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the disinterested Trustees. The A Plan, the B Plan and the L Plan require that quarterly written reports of amounts spent under the A Plan, the B Plan and the L Plan, respectively, and the purposes of such expenditures be furnished to and reviewed by the Trustees. The A Plan, the B Plan and the L Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the affected class of shares of the Trust. All material amendments of the Plans will require approval by a majority of the Trustees of the Trust and of the disinterested Trustees.

There is no sales charge on purchases of B Shares or L Shares, but B Shares and L Shares are subject to a contingent deferred sales charge if they are redeemed within five and one years, respectively, of purchase. Pursuant to the Distribution Agreement, the B Plan and the L Plan, B Shares and L Shares are subject to an ongoing distribution and service fee calculated on each Fund's aggregate average daily net assets attributable to its B Shares or L Shares.

For the fiscal years ended May 31, 2004, 2003 and 2002, the Funds paid the following amounts pursuant to the A Plan:

                                  DISTRIBUTION FEES - AMOUNT PAID OR REIMBURSED ($)
                                  -------------------------------------------------
FUND                                2004               2003                 2002
----                              --------            -------             ---------
Aggressive Growth Stock Fund        (1,000)**               *                     *
Balanced Fund                       10,000              6,000                 7,000
Capital Appreciation Fund          850,000            794,000             1,061,000
Emerging Growth Stock Fund          (1,000)*                *                     *
Florida Tax-Exempt Bond Fund         1,000              1,000                (7,000)**
Georgia Tax-Exempt Bond Fund        (7,000)**          (7,000)**             (7,000)**
Growth and Income Fund              31,000             15,000                26,000

                                                DISTRIBUTION FEES - AMOUNT PAID OR REIMBURSED ($)
                                                -------------------------------------------------
FUND                                              2004                 2003               2002
----                                            ---------            ---------         ----------
High Income Fund                                   (3,000)**                 *                 *
Information and Technology Fund                    (5,000)**                 *                 *
International Equity Fund                           8,000               (3,000)**          6,000
International Equity Index Fund                    51,000                5,000             2,000
Investment Grade Bond Fund                         97,000               78,000            59,000
Investment Grade Tax-Exempt Bond Fund              67,000               68,000            62,000
Life Vision Aggressive Growth Fund                 (4,000)**                 *                 *
Life Vision Conservative Fund                      (4,000)**                 *                 *
Life Vision Growth and Income Fund                 (4,000)**                 *                 *
Life Vision Moderate Growth Fund                   (1,000)**                 *                 *
Limited-Term Federal Mortgage Securities Fund       9,000                3,000           (10,000)**
Maryland Municipal Bond Fund                            *                    *                 *
Mid-Cap Equity Fund                                38,000               22,000            27,000
Mid-Cap Value Equity Fund                          (4,000)**                 *                 *
Prime Quality Money Market Fund                 3,313,000            3,473,000         3,407,000
Short-Term Bond Fund                               (2,000)**            (4,000)**         (4,000)**
Short-Term U.S. Treasury Securities Fund            6,000                3,000            (8,000)**
Small Cap Growth Stock Fund                        72,000               33,000            58,000
Small Cap Value Equity Fund                        (3,000)**                 *                 *
Strategic Income Fund                                   0                    *                 *
Strategic Quantitative Equity Fund                 (5,000)**                 *                 *
Tax-Exempt Money Market Fund                      327,000              298,000           264,000
Tax Sensitive Growth Stock Fund                    (4,000)**                 *                 *
U.S. Government Securities Fund                    10,000               13,000            17,000
U.S. Government Securities Money Market Fund      335,000              345,000           292,000
U.S. Treasury Money Market Fund                    (5,000)**                 *                 *
Value Income Stock Fund                           212,000              180,000           233,000
Virginia Intermediate Municipal Bond Fund         (10,000)**           (10,000)**        (12,000)**
Virginia Municipal Bond Fund                       (2,000)**                 *                 *
Virginia Tax-Free Money Market Fund               185,000              167,000           167,000

*     Not in operation during the period.

**    SEI Investments Distribution Co. reimbursed the Funds for other expenses.

For the fiscal year ended May 31, 2004 and 2003, the Funds paid the following amounts pursuant to the B Plan:

                                           DISTRIBUTION FEES - AMOUNT PAID ($)
                                           ------------------------------------
FUND                                        2004                          2003
----                                       ------                        ------
Life Vision Aggressive Growth Fund          6,000                        1,000
Life Vision Conservative Fund              11,000                            0
Life Vision Growth and Income Fund         39,000                        1,000
Life Vision Moderate Growth Fund           52,000                        2,000

For the fiscal years ended May 31, 2004, 2003 and 2002, the Funds paid the following amounts pursuant to the L Plan:

                                                                        DISTRIBUTION FEES - AMOUNT PAID ($)
                                                                    --------------------------------------------
FUND                                                                 2004             2003               2002
----                                                                -------         ---------          ---------
Aggressive Growth Stock Fund                                         (1,000)**              *                  *
Balanced Fund                                                       672,000           612,000            677,000
Capital Appreciation Fund                                           970,000           829,000          1,047,000
Emerging Growth Stock Fund                                           (1,000)**              *                  *
Florida Tax-Exempt Bond Fund                                        203,000           220,000            111,000
Georgia Tax-Exempt Bond Fund                                        102,000            92,000             99,000
Growth and Income Fund                                              693,000           534,000            648,000
High Income Fund                                                    488,000           246,000            167,000
Information and Technology Fund                                      30,000            17,000            104,000
International Equity Fund                                            47,000            27,000             42,000
International Equity Index Fund                                      29,000            11,000             25,000
Investment Grade Bond Fund                                          235,000           278,000            254,000
Investment Grade Tax-Exempt Bond Fund                               237,000           232,000            184,000
Limited-Term Federal Mortgage Securities Fund                       675,000           487,000             26,000
Maryland Municipal Bond Fund                                        228,000           243,000            169,000
Mid-Cap Equity Fund                                                 117,000            81,000            106,000
Mid-Cap Value Equity Fund                                            19,000             7,000              4,000
Prime Quality Money Market Fund                                      49,000            79,000             59,000
Short-Term Bond Fund                                                133,000           141,000             74,000
Short-Term U.S. Treasury Securities Fund                            349,000           405,000            159,000
Small Cap Growth Stock Fund                                         337,000           199,000            231,000
Small Cap Value Equity Fund                                         353,000           248,000            136,000
Strategic Income Fund                                               760,000           313,000             59,000
Strategic Quantitative Equity Fund                                    3,000                 *                  *
Tax Sensitive Growth Stock Fund                                     956,000         1,095,000          1,844,000
U.S. Government Securities Fund                                     229,000           306,000            260,000
Value Income Stock Fund                                             536,000           433,000            581,000
Virginia Intermediate Municipal Bond Fund                                 *                 *                  *
Virginia Municipal Bond Fund                                        115,000           128,000             94,000

*     Not in operation during the period.

**    SEI Investments Distribution Co. reimbursed the Funds for other expenses.

Other than any portion of the sales charges imposed on purchases, the following table shows the level of compensation paid by the Distributor to broker-dealers selling A Shares and L Shares, unless otherwise agreed upon by the Distributor and such broker-dealer.

                                    ANNUAL PAYOUT                        ANNUAL FIRST YEAR
                                       12(b)-1      INITIAL PAYMENT -      PAYOUT 12(b)-1     ANNUAL PAYOUT 12(b)-1
                                      EFFECTIVE      AT TIME OF SALE   EFFECTIVE IMMEDIATELY   EFFECTIVE 13TH MONTH
FUND                              IMMEDIATELY (A)*         (L)                  (L)                    (L)
----                              ----------------  -----------------  ---------------------  ----------------------
EQUITY FUNDS
Aggressive Growth Stock Fund            0.25%             0.25%                0.45%                  0.60%

                                    ANNUAL PAYOUT                        ANNUAL FIRST YEAR
                                       12(b)-1      INITIAL PAYMENT -      PAYOUT 12(b)-1     ANNUAL PAYOUT 12(b)-1
                                      EFFECTIVE      AT TIME OF SALE   EFFECTIVE IMMEDIATELY   EFFECTIVE 13TH MONTH
FUND                              IMMEDIATELY (A)*         (L)                  (L)                    (L)
----                              ----------------  -----------------  ---------------------  ----------------------
Balanced Fund                           0.20%             0.25%                0.50%                  0.65%
Capital Appreciation Fund               0.35%             0.25%                0.50%                  0.65%
Emerging Growth Stock Fund              0.25%             0.25%                0.45%                  0.60%
Growth and Income Fund                  0.20%             0.25%                0.45%                  0.60%
Information and Technology Fund         0.25%             0.25%                0.50%                  0.65%
International Equity Fund               0.25%             0.25%                0.45%                  0.60%
International Equity Index Fund         0.30%             0.25%                0.40%                  0.50%
Life Vision Aggressive Growth
Fund                                    0.20%              N/A                  N/A                    N/A
Life Vision Conservative Fund           0.15%              N/A                  N/A                    N/A
Life Vision Growth and Income
Fund                                    0.20%              N/A                  N/A                    N/A
Life Vision Moderate Growth Fund        0.20%              N/A                  N/A                    N/A
Mid-Cap Equity Fund                     0.30%             0.25%                0.45%                  0.60%
Mid-Cap Value Equity Fund               0.25%             0.25%                0.45%                  0.60%
Small Cap Growth Stock Fund             0.35%             0.25%                0.50%                  0.65%
Small Cap Value Equity Fund             0.25%             0.25%                0.45%                  0.60%
Strategic Quantitative Equity
Fund                                    0.25%             0.25%                0.40%                  0.60%
Tax Sensitive Growth Stock Fund         0.20%             0.25%                0.45%                  0.60%
Value Income Stock Fund                 0.20%             0.25%                0.50%                  0.65%
FIXED INCOME FUNDS
Florida Tax-Exempt Bond Fund            0.10%             0.15%                0.20%                  0.30%
Georgia Tax-Exempt Bond Fund            0.10%             0.15%                0.20%                  0.30%
High Income Fund                        0.20%             0.25%                0.20%                  0.30%
Investment Grade Bond Fund              0.20%             0.20%                0.20%                  0.30%
Investment Grade Tax-Exempt Bond
Fund                                    0.20%             0.20%                0.20%                  0.30%
Limited Term Federal Mortgage
Securities Fund                         0.15%             0.15%                0.20%                  0.25%
Maryland Municipal Bond Fund            0.10%             0.15%                0.20%                  0.30%
Short Term Bond Fund                    0.15%             0.10%                0.20%                  0.25%
Short-Term U.S. Treasury
Securities Fund                         0.10%             0.10%                0.20%                  0.25%
Strategic Income Fund                   0.20%             0.25%                0.20%                  0.30%
U.S. Government Securities Fund         0.15%             0.20%                0.20%                  0.30%
Virginia Intermediate Municipal
Bond Fund                               0.10%             0.15%                0.20%                  0.30%
Virginia Municipal Bond Fund            0.10%             0.15%                0.20%                  0.30%

* Initial Front End Sales Charge for A Shares ranges from 3.75% maximum to 0.50% depending on Fund and breakpoints (outlined in prospectus).

Other than any portion of the sales charges imposed on purchases, the following table shows the level of compensation paid by the Distributor to broker-dealers selling B Shares, unless otherwise agreed upon by the Distributor and such broker-dealer.

                                                          ANNUAL FIRST YEAR PAYOUT
                                     INITIAL PAYMENT -       12(b)-1 EFFECTIVE         ANNUAL PAYOUT 12(b)-1
FUND                                  AT TIME OF SALE           IMMEDIATELY             EFFECTIVE 13TH MONTH
----                                 -----------------    ------------------------     ---------------------
LIFE VISION FUNDS
Life Vision Aggressive Growth Fund         4.00%                    N/A                         N/A
Life Vision Conservative Fund              4.00%                    N/A                         N/A
Life Vision Growth and Income Fund         4.00%                    N/A                         N/A
Life Vision Moderate Growth Fund           4.00%                    N/A                         N/A

      THE TRANSFER AGENT

BISYS Funds Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Trust's transfer agent.

      THE CUSTODIAN

SunTrust Bank, 303 Peachtree Street N.E., 14th Floor, Atlanta, GA 30308 serves as the custodian for all of the Funds except for the International Equity, International Equity Index and Strategic Income Funds. Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109 serves as custodian for the International Equity, International Equity Index and Strategic Income Funds.

      INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

For the fiscal year ended May 31, 2004, PricewaterhouseCoopers LLP, served as independent registered public accountants for the Trust.

      LEGAL COUNSEL

Morgan, Lewis & Bockius LLP serves as legal counsel to the Trust.

      TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and each of the Funds are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing each of the Trust's forty-six series, which includes series not described in this SAI. Each Trustee also serves as Trustee for each of the seven series of the STI Classic Variable Trust. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219.

THOMAS GALLAGHER (DOB 11/25/47) - Trustee - Mr. Gallagher has served since May 2000, and has no set term. He is President and CEO of Genuine Parts Company. His other directorships include: Director, Shepherd Center; Director, NAPA; Director, Genuine Parts Company; Director, Oxford Industries; Director, Stone Mountain Industrial Park; and Trustee, The Lovett School.

F. WENDELL GOOCH (DOB 12/03/32) - Trustee - Mr. Gooch has served since May 1992, and has no set term. He is retired, and currently serves as a Trustee on the Board of Trustees of the SEI Family of Funds and The Capitol Mutual Funds.

JAMES O. ROBBINS (DOB 7/04/42) - Trustee - Mr. Robbins has served since May 2000, and has no set term. He has been the President and Chief Executive Officer of Cox Communications, Inc. since 1985. His other directorships include:
Director, Cox Communications; Director, National Cable and Telecommunications Association; Director, Discovery Channel; Director, Cable Labs; Director, C-Span; and Trustee, St. Paul's Schools.

JONATHAN T. WALTON (DOB 3/28/30) - Trustee - Mr. Walton has served since February 1998, and has no set term. He is retired, and currently serves as a Trustee of the W.K Kellogg Foundation.

RICHARD W. COURTS, II (DOB 1/18/36) - Trustee* - Mr. Courts has served since November 2001, and has no set term. He is currently the Chairman of the Board of Atlantic Investment Company. His other directorships include: Director, Cousins Properties, Inc.; Director, Genuine Parts Company; Director, Piedmont Hospital; Director, SunTrust Bank, Atlanta; Chairman, Courts Foundation; and Chairman, J. Bulow Campbell Foundation.

CLARENCE H. RIDLEY (DOB 6/03/42) - Trustee* - Mr. Ridley has served since November 2001, and has no set term. He is currently the Chairman of the Board of Haverty Furniture Companies. He was a partner at King and Spalding LLP (law firm) from 1977 to 2000. His other directorships include: Director, Crawford & Co.; Director, Pike's Family Nurseries, Inc.; Trustee, St. Joseph's Health System, Inc. and Director, High Museum of Atlanta.

* Messrs. Courts and Ridley each may be deemed an "interested person" of the Trust as that term is defined in the 1940 Act. Mr. Courts may be deemed an interested Trustee because of his directorships with affiliates of the Adviser. Mr. Ridley may be deemed an interested Trustee because of a material business relationship with the parent of the Adviser.

BOARD COMMITTEES.  The Board has established the following committees:

- AUDIT COMMITTEE. The Board's Audit Committee is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by the Trust's independent auditor to the Trust and certain other affiliated entities; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and other audit related matters. Messrs. Gallagher, Gooch, Robbins and Walton currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met two times in the most recently completed Trust fiscal year.

- NOMINATING COMMITTEE. The Board's Nominating Committee is composed of each of the independent Trustees of the Trust. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the Securities Exchange Act of 1934 (the "1934 Act"), in conjunction with a shareholder meeting to consider the election of Trustees. Messrs. Gallagher, Gooch, Robbins and Walton currently serve as members of the Nominating Committee. Mr. Gooch is Chairman of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and met one time during the most recently completed Trust fiscal year.

- FAIR VALUE PRICING COMMITTEE. The Board has established the Trust's Fair Value Pricing Committee, which is composed of a Trustee, as a non-voting member, and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. The Fair Value Pricing Committee meets periodically, as necessary, and met 30 times in the most recently completed Trust fiscal year.

BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT. As discussed in the section of this SAI entitled "The Adviser," the Board continuance of the Advisory Agreements must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or "interested persons" of any party thereto, as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the Advisory Agreements for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other Fund service providers may submit to the Board, to help them decide whether to renew the Advisory Agreements for another year.

Before this year's meeting, the Board requested and received written materials from the Adviser about: (a) the quality of the Adviser's investment management and other services; (b) the Adviser's investment management personnel; (c) the Adviser's operations and financial condition; (d) the Adviser's brokerage practices (including any soft dollar arrangements) and investment strategies;
(e) the level of the advisory fees that the Adviser charges the Fund compared with the fees it charges to comparable mutual funds or accounts(if any); (f) the Fund's overall fees and operating expenses compared with similar mutual funds;
(g) the level of the Adviser's profitability from its Fund-related operations;
(h) the Adviser's compliance systems; (i) the Adviser's policies on and compliance procedures for personal securities transactions; (j) the Adviser' reputation, expertise and resources in domestic financial markets; and (k) the Fund's performance compared with similar mutual funds.

At the meeting, representatives from the Adviser presented additional oral and written information to the Board to help the Board evaluate the Adviser's fee and other aspects of the Agreement. Other Fund service providers also provided the Board with additional information at the meeting. The Trustees then discussed the written materials that the Board received before the meeting and the Adviser's oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the Advisory Agreements in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important, controlling or determinative of its decision.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the independent Trustees, unanimously: (a) concluded that terms of the Agreements are fair and reasonable;
(b) concluded that the Adviser's fees are reasonable in light of the services that the Adviser provides to the Trust; and (c) agreed to renew the Agreements for another year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

                                                                          AGGREGATE DOLLAR RANGE
                                                                             OF SHARES IN ALL
                                                                           INVESTMENT COMPANIES
                                                                          OVERSEEN BY TRUSTEE IN
                                                                                 FAMILY OF
NAME OF TRUSTEE                   DOLLAR RANGE OF FUND SHARES*             INVESTMENT COMPANIES*
------------------------------------------------------------------------------------------------
Richard W. Courts, II                         None                                 None
------------------------------------------------------------------------------------------------
                             $1-$10,000 (Capital Appreciation Fund)
                              $1-$10,000 (Growth and Income Fund)
                          $1-$10,000 (Information and Technology Fund)
                          $1-$10,000 (Prime Quality Money Market Fund)
Thomas Gallagher            $1-$10,000 (Small Cap Growth Stock Fund)         $  10,001-$50,000
                            $1-$10,000 (Small Cap Value Equity Fund)
                          $1-$10,000 (Tax Sensitive Growth Stock Fund)
                              $1-$10,000 (Value Income Stock Fund)
------------------------------------------------------------------------------------------------
F. Wendell Gooch       $10,001-$50,000 (Information and Technology Fund)     $ 50,001-$100,000
                       $10,001-$50,000 (Tax Sensitive Growth Stock Fund)
------------------------------------------------------------------------------------------------
Clarence H. Ridley                            None                                 None
------------------------------------------------------------------------------------------------
James O. Robbins                              None                                 None
------------------------------------------------------------------------------------------------
                          $1-$10,000 (Information and Technology Fund)
                         $10,000-$50,000 (Small Cap Growth Stock Fund)
                          $1-$10,000 (Tax Sensitive Growth Stock Fund)
Jonathan T. Walton        $10,001-$50,000 (Capital Appreciation Fund)        $50,001- $100,000
                          $1-$10,000 (Prime Quality Money Market Fund)
                         $10,001-$50,000 (Small Cap Value Equity Fund)
                           $10,001-$50,000 (Value Income Stock Fund)
------------------------------------------------------------------------------------------------

*Valuation date is December 31, 2003.

BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year:

                                           PENSION OR         ESTIMATED
                                       RETIREMENT BENEFITS      ANNUAL        TOTAL COMPENSATION
                          AGGREGATE     ACCRUED AS PART OF   BENEFITS UPON    FROM THE TRUST AND
    NAME OF TRUSTEE     COMPENSATION      FUND EXPENSES        RETIREMENT        FUND COMPLEX*
----------------------------------------------------------------------------------------------------
                                                                             $42,000 for services on
Richard W. Courts, II     $38,500              N/A                N/A        two boards
----------------------------------------------------------------------------------------------------
                                                                             $50,500 for services on
Thomas Gallagher          $46,000              N/A                N/A        two boards
----------------------------------------------------------------------------------------------------
                                                                             $42,000 for services on
F. Wendell Gooch          $38,500              N/A                N/A        two boards
----------------------------------------------------------------------------------------------------
                                                                             $43,500 for services on
Clarence H. Ridley        $40,000              N/A                N/A        two boards
----------------------------------------------------------------------------------------------------
                                                                             $42,000 for services on
James O. Robbins          $38,500              N/A                N/A        two boards
----------------------------------------------------------------------------------------------------
                                                                             $43,500 for services on
Jonathan T. Walton        $40,000              N/A                N/A        two boards
----------------------------------------------------------------------------------------------------

* The "Fund Complex" consists of the Trust and the STI Classic Variable Trust.

TRUST OFFICERS. The executive officers of the Trust, their respective dates of birth, and their principal occupations for the last five years are set forth below. Unless otherwise noted, the business address of each executive officer is BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219. The officers of the Trust may also serve as officers to one or more mutual funds for which BISYS Fund Services or its affiliates act as administrator, distributor or transfer agent. None of the officers receive compensation from the Trust for their services.

R. JEFFREY YOUNG (DOB 08/22/64) - President - Senior Vice President, Relationship Management, BISYS Fund Services since April 2002. Vice President, Client Services, BISYS Fund Services from May 1997 to April 2002.

BRYAN C. HAFT (DOB 01/23/65) - Treasurer and Chief Financial Officer - Vice President, Financial Administration, BISYS Fund Services since July 2000. Director, Administration Services, BISYS Fund Services from May 1998 to July 2000.

DEBORAH A. LAMB (10/02/52) - Executive Vice President, Assistant Secretary, and Chief Compliance Officer - 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303 - Chief Compliance Officer and Managing Director of Trusco Capital Management, Inc. since March 2003 and President of Investment Industry Consultants, LLC since June 2000. Director of Compliance at INVESCO, Inc. from March 1995 to June 2000.

KATHLEEN LENTZ (04/09/60) - Vice President and Assistant Secretary - 303 Peachtree Center Avenue, Suite 340, Atlanta, Georgia 30308 - Vice President and Manager of Special Entities in Financial Intelligence Unit of SunTrust Bank since 2002. Vice President of the Third Party Mutual Funds Unit of SunTrust Bank from 1996 to 2002.

ALAINA V. METZ (DOB 04/07/67) - Assistant Secretary - Vice President, Blue Sky Compliance, BISYS Fund Services since January 2002. Chief Administrative Officer, Blue Sky Compliance at BISYS Fund Services from June 1995 to January 2002.

JULIE M. POWERS (DOB 10/08/67) - Assistant Secretary - Senior Paralegal, Legal Services, BISYS Fund Services since June 2000. Paralegal of Phillips, Lytle, Hitchcock, Blaine & Huber LLP from March 1998 to June 2000.

TRACI THELEN (DOB 02/14/73) - Secretary - Counsel, Legal Services, BISYS Fund Services since July 2004. General Counsel of ALPS Mutual Funds Services, Inc., from May 2002 to July 2004, after serving as Associate Counsel from October 1999 to May 2002.

      PURCHASING AND REDEEMING SHARES

Purchases and redemptions of shares of the Funds may be made on any day the New York Stock Exchange ("NYSE") is open for business. Shares of each Fund are offered and redeemed on a continuous basis. Currently, the NYSE is closed on the days the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

While the Trust does not accept cash as payment for Fund shares, it is currently the Trust's policy to pay for all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of readily marketable securities held by the Funds in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of a Fund for any period during which the NYSE, the Adviser, the Administrator and/or the Custodian are not open for business.

The Trust reserves the right to waive any minimum investment requirements or sales charges for immediate family members of the Trustees or officers of the Trust or employees of the Adviser. "Immediate family" means a spouse, mother, father, mother-in-law, father-in-law or children (including step-children) age 21 years or under.

The Trust will permit an exchange of L Shares of a Fund for A Shares of the same Fund, and will waive any sales charges that would otherwise apply, for those investors who hold L Shares of the Fund as a result of (i) reinvesting distributions from qualified employee benefit retirement plans and rollovers from IRAs previously with the trust department of a bank affiliated with SunTrust or (ii) investing an amount less than or equal to the value of an account distribution when an account for which a bank affiliated with SunTrust acted in a fiduciary, administrative, custodial, or investment advisory capacity is closed.

If determined to be in the best interests of shareholders, the Trust also reserves the right to impose a redemption fee of up to 2% on Market Timers as described in the Trust's prospectuses payable directly to the Fund.

      DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. Each of the Funds adheres to Section 2(a)(41), and Rules 2a-4 and 2a-7 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Trusts' Board of Trustees. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the official closing price or the last quoted sale price on the principal exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m., Eastern Time if a security's principal exchange is normally open at that time). If there is no official closing price and there is no such reported sale on the valuation date, the security is valued at the most recent quoted bid price. If such prices are not available, the security will be valued at fair value as determined in good faith by the Trust's Board of Trustees.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, Money Market Securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money Market Securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available, the security will be valued at fair value as determined in good faith by the Trust's Board of Trustees.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Trust's Administrator, prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board of Trustees of the Trust. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

AMORTIZED COST METHOD OF VALUATION. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which a security's value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield of a Fund may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by a Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in a Fund would be able to obtain a somewhat higher yield than would result from investment in a company utilizing solely market values, and existing investors in a Fund would experience a lower yield. The converse would apply in a period of rising interest rates.

A Fund's use of amortized cost and the maintenance of a Fund's net asset value at $1.00 are permitted by regulations promulgated by Rule 2a-7 under the 1940 Act, provided that certain conditions are met. The regulations also require the Trustees to establish procedures which are reasonably designed to stabilize the net asset value per share at $1.00 for the Funds. Such procedures include the determination of the extent of deviation, if any, of the Funds current net asset value per share calculated using available market quotations from the Funds amortized cost price per share at such intervals as the Trustees deem appropriate and reasonable in light of market conditions and periodic reviews of the amount of the deviation and the methods used to calculate such deviation. In the event that such deviation exceeds one-half of 1%, the Trustees are required to consider promptly what action, if any, should be initiated, and, if the Trustees believe that the extent of any deviation may result in material dilution or other unfair results to shareholders, the Trustees are required to take such corrective action as they deem appropriate to eliminate or reduce such dilution or unfair results to the extent reasonably practicable. Such actions may include the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; or establishing a net asset value per share by using available market quotations. In addition, if the Funds incur a significant loss or liability, the Trustees have the authority to reduce pro rata the number of shares of the Funds in each shareholder's account and to offset each shareholder's pro rata portion of such loss or liability from the shareholder's accrued but unpaid dividends or from future dividends while each other Fund must annually distribute at least 90% of its investment company taxable income.

      TAXES

The following is a summary of certain federal income tax considerations generally affecting the Funds and their investors. No attempt is made to present a detailed explanation of the federal tax treatment of a Fund or its investors, and the discussion here and in the Trust's prospectuses is not intended as a substitute for careful tax planning.

FEDERAL INCOME TAX

This discussion of federal income tax considerations is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder, in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions may change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

In order to qualify for treatment as a regulated investment company ("RIC") under the Code, the Funds must distribute annually to its shareholders at least the sum of 90% of its net investment income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) (the "Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, or certain other income, (ii) at the close of each quarter of a Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of a Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a Fund's taxable year, not more than 25% of the value of the Fund's assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, or of two or more issuers engaged in same or similar businesses if a Fund owns at least 20% of the voting power of such issuers.

Notwithstanding the Distribution Requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gains (the excess of net long-term capital gains over net short-term capital loss), a Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income for the one-year period ending on October 31 of that year (and any retained amount from that prior calendar year on which the Fund paid no federal income tax). The Funds intend to make sufficient distributions prior to the end of each calendar year to avoid liability for the federal excise tax applicable to regulated investment companies but can make no assurances that distributions will be sufficient to avoid this tax.

If a Fund fails to maintain qualification as a RIC for a tax year, that Fund will be subject to federal income tax on its taxable income and gains at corporate rates, without any benefit for distributions paid to shareholders, and distributions to shareholders will be taxed as ordinary income to the extent of that Fund's current and accumulated earnings and profits. In such case, the dividends received deduction generally will be available for eligible corporate shareholders (subject to certain limitations) and the lower tax rates applicable to qualified dividend income would be available to individual shareholders. The board reserve the right not to maintain qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

Each Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gains, accelerate the recognition of income to a Fund, and/or defer a Fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to shareholders by a Fund.

The Bond Funds and Money Market Funds receive income generally in the form of interest derived from Fund investments. This income, less expenses incurred in the operation of a Fund, constitutes its net investment income from which dividends may be paid to shareholders. Any distributions by a Fund may be taxable to shareholders regardless of whether they are received in cash or additional shares. A Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions of net short-term capital gains will be taxable to shareholders as ordinary income. In general, the Bond Funds and Money Market Funds do not expect to realize net-long term capital gains because the Bond Funds and the portion of such Funds' distributions are expected to be eligible for the corporate dividends received deduction.

Gains and losses on the sale of a Money Market Fund's portfolio securities and unrealized appreciation or depreciation in the value of such securities may require a Fund to adjust distributions in order to maintain a $1.00 net asset value. These procedures may result in under- or over- distributions of net investment income.

The Equity Funds receive income generally in the form of dividends and interest on Fund investments. This income, less expenses incurred in the operation of a Fund, constitutes its net investment income from which dividends may be paid to you. All or a portion of the net investment income distributions may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets)) to the extent that a Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, a Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to a Fund's shares. Any distributions by a Fund may be taxable to shareholders regardless of whether they are received in cash or in additional shares. The Equity Funds may derive capital gains and losses in connection with sales or other dispositions of each Fund's portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gains regardless of how long you have held your shares in the fund. Currently, the maximum tax rate on long-term capital gains is 15%.

Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

Shareholders who have not held Fund shares for a full year should be aware that a Fund may designate and distribute, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of investment in a Fund.

Each Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year.

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in higher reported capital gain or lower reported capital loss when those shares on which distribution was received are sold.

If a shareholder that is a tax-exempt investor (e.g., a pension plan, individual retirement account, 401(k), similar tax-advantaged plan, charitable organization, etc.) incurs debt to finance the acquisition of its shares, a portion of the income received by that shareholder with respect to its shares would constitute unrelated business taxable income ("UBTI"). A tax-exempt investor is generally subject to federal income tax to the extent that its UBTI for a taxable year exceeds its annual $1,000 exclusion.

Sale, Redemption or Exchange of Fund Shares

Sales, redemptions and exchanges of Fund shares are generally taxable transactions for federal, state and local income tax purposes.

Any gain or loss recognized on a sale or redemption of shares of a Fund by a shareholder who holds their shares as a capital asset will generally be treated as long-term capital gain or loss if the shares have been held for more than one year, and short-term if for a year or less. If shares held for six months or less are sold or redeemed for a loss, two special rules apply. First, if shares on which a net capital gain distribution has been received are subsequently sold or redeemed, and such shares have been held for six months or less, any loss recognized will be treated as long-term capital loss to the extent of the long-term capital gain distributions. Second, any loss recognized by a shareholder upon the sale or redemption of shares of a tax-exempt fund held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares. All or a portion of any loss that you realize upon the redemption of your fund shares will be disallowed to the extent that you buy other shares in a Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

With respect to the Money Market Funds, because each Fund seeks to maintain a stable $1.00 net asset value per share, you should not expect to realize a capital gain or loss upon redemption or exchange of your Fund shares.

Tax-Exempt Funds

If, at the close of each quarter of its taxable year, at least 50% of the value of a Fund's total assets consists of obligations the interest on which is excludable from gross income, such Fund may pay "exempt-interest dividends," as defined in Section 852(b)(5) of the Code, to its shareholders.

As noted in their prospectuses, the Tax-Exempt Money Market Fund, the Virginia Tax-Free Money Market Fund, the Investment Grade Tax-Exempt Bond Fund, and the State Tax-Exempt Bond Funds intend to pay exempt-interest dividends. Exempt-interest dividends are excludable from a shareholder's gross income for regular federal income tax purposes, but may nevertheless be subject to the alternative minimum tax (the "Alternative Minimum Tax") imposed by Section 55 of the Code. The Alternative Minimum Tax is imposed at a maximum rate of 28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers, to the extent it exceeds the taxpayer's regular tax liability. The Alternative Minimum Tax may be imposed in two circumstances. First, exempt-interest dividends derived from certain "private activity bonds" issued after August 7, 1986, will generally be an item of tax preference and therefore potentially subject to the Alternative Minimum Tax for both corporate and non-corporate taxpayers. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation's "adjusted current earnings," as defined in Section 56(g) of the Code, in calculating the corporation's alternative minimum taxable income for purposes of determining the Alternative Minimum Tax.

Distributions of exempt-interest dividends may result in additional federal income tax consequences to shareholders in tax-exempt funds. For example, interest on indebtedness incurred by shareholders to purchase or carry shares of a tax-exempt fund will not be deductible for federal income tax purposes to the extent that the Fund distributes exempt interest dividends during the taxable year. The deduction otherwise allowable to property and casualty insurance companies for "losses incurred" will be reduced by an amount equal to a portion of exempt-interest dividends received or accrued during any taxable year. Certain foreign corporations engaged in a trade or business in the U. S. will be subject to a "branch profits tax" on their "dividend equivalent amount" for the taxable year, which will include exempt-interest dividends. Certain Subchapter S corporations may also be subject to taxes on their "passive investment income," which could include exempt-interest dividends. Up to 85% of the Social Security benefits or railroad retirement benefits received by an individual during any taxable year will be included in the gross income of such individual if the individual's "modified adjusted gross income" (which includes exempt-interest dividends) plus one-half of the Social Security benefits or railroad retirement benefits received by such individual during that taxable year exceeds the base amount described in Section 86 of the Code.

A tax-exempt fund may not be an appropriate investment for persons (including corporations and other business entities) who are "substantial users" (or persons related to such users) of facilities financed by industrial development or private activity bonds. A "substantial user" is defined generally to include certain persons who regularly use in a trade or business a facility financed from the proceeds of industrial development bonds or private activity bonds. Such entities or persons should consult their tax advisor before purchasing shares of a tax-exempt fund.

Issuers of bonds purchased by a tax-exempt fund (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Investors should be aware that exempt-interest dividends derived from such bonds may become subject to federal income taxation retroactively to the date of issuance of the bonds to which such dividends are attributable thereof if such representations are determined to have been inaccurate or if the issuer of such bonds (or the beneficiary of such bonds) fails to comply with such covenants.

The Funds will make annual reports to shareholders of the federal income tax status of all distributions.

In certain cases, a Fund will be required to withhold, at the applicable witholding rates, an amount from any distributions and redemptions to shareholders, and to remit such amount to the Internal Revenue Service ("IRS") if the shareholder: (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the IRS, or (3) has failed to provide the Fund with certain certifications that are required by the IRS, or
(4) has failed to certify that he or she is a U.S. person (including a U.S. resident alien).

STATE TAXES

A Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by the Funds to investors and the ownership of shares may be subject to state and local taxes.

Shareholders are urged to consult their tax advisor regarding state and local taxes affecting an investment in shares of a Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by a Fund. Investments in Government National Mortgage Association and Fannie Mae securities, bankers' acceptances, commercial paper and repurchase agreements collaterized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

FOREIGN TAXES

Dividends and interests received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's stock or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

If the International Equity and International Equity Index Funds meet the Distribution Requirement, and if more than 50% of the value of each such Fund's total assets at the close of their respective taxable years consist of stocks or securities of foreign corporations, each Fund will be eligible to, and will, file an election with the Internal Revenue Service that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Funds, subject to certain limitations. Pursuant to the election, each Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders' federal income tax. If either of the two above-mentioned Funds make the election, such Fund will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

The International Equity and International Equity Index Funds' transactions in foreign currencies and forward foreign currency contracts will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Funds (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Funds and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Funds to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out) which may cause the Funds to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% and 98% distribution requirements for avoiding income and excise taxes. Each Fund intends to monitor its transactions, intends to make the appropriate tax elections, and intends to make the appropriate entries in its books and records when it acquires any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of the Fund as a RIC and minimize the imposition of income and excise taxes.

      FUND TRANSACTIONS

The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees, an Adviser is responsible for placing the orders to execute transactions for a Fund. In placing orders, it is the policy of the Trust to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available.

The money market securities in which the Funds invest are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, the Adviser will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of the Trust will primarily consist of dealer spreads and underwriting commissions.

BROKERAGE TRANSACTIONS. The Trust selects brokers or dealers to execute transactions for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers provide transactions at best price and execution for the Trust. Best price and execution includes many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. The Trust's determination of what are reasonably competitive rates is based upon the professional knowledge of its trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Trust pays a minimal share transaction cost when the transaction presents no difficulty. Some trades are made on a net basis where the Trust either buys securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission.

The Trust may allocate out of all commission business generated by all of the funds and accounts under management by the Adviser, brokerage business to brokers or dealers who provide brokerage and research services. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends, assisting in determining portfolio strategy, providing computer software used in security analyses, and providing portfolio performance evaluation and technical market analyses. Such services are used by the Adviser in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used exclusively with respect to a Fund or account generating the brokerage.

As provided in the 1934 Act higher commissions may be paid to broker-dealers who provide brokerage and research services than to broker-dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker-dealers who provide such brokerage and research services, the Trust believes that the commissions paid to such broker-dealers are not, in general, higher than commissions that would be paid to broker-dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In addition, portfolio transactions which generate commissions or their equivalent are directed to broker-dealers who provide daily portfolio pricing services to the Trust. Subject to best price and execution, commissions used for pricing may or may not be generated by the funds receiving the pricing service.

It is expected that the Trust may execute brokerage or other agency transactions through the Distributor or an affiliate of the Adviser, both of which are registered broker-dealers, for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under these provisions, the Distributor or an affiliate of the Adviser is permitted to receive and retain compensation for effecting portfolio transactions for the Trust on an exchange if a written contract is in effect between the Distributor and the Trust expressly permitting the Distributor or an affiliate of the Adviser to receive and retain such compensation. These rules further require that commissions paid to the Distributor by the Trust for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time."

For the fiscal years ended May 31, 2004, 2003 and 2002, the Funds paid the following aggregate brokerage commissions on portfolio transactions:

                                                AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS
                                                                    PAID ($)
------------------------------------------------------------------------------------------------
FUND                                                  2004            2003             2002
------------------------------------------------------------------------------------------------
Aggressive Growth Stock Fund                          26,801             *                *
------------------------------------------------------------------------------------------------
Balanced Fund                                        528,811          406,753            347,574
------------------------------------------------------------------------------------------------
Capital Appreciation Fund                          4,637,119        3,468,073          2,962,862
------------------------------------------------------------------------------------------------
Emerging Growth Stock Fund                            28,256             *                *
------------------------------------------------------------------------------------------------
Florida Tax-Exempt Bond Fund                             994              188              7,494
------------------------------------------------------------------------------------------------
Georgia Tax-Exempt Bond Fund                               0               44              5,061
------------------------------------------------------------------------------------------------
Growth and Income Fund                             1,534,256        1,693,527          2,103,432
------------------------------------------------------------------------------------------------
High Income Fund                                           0              535              2,000
------------------------------------------------------------------------------------------------
Information and Technology Fund                      384,982        1,928,490          2,142,579
------------------------------------------------------------------------------------------------
International Equity Fund                          1,189,052        1,127,511          1,404,641
------------------------------------------------------------------------------------------------
International Equity Index Fund                       94,924          174,045            358,549
------------------------------------------------------------------------------------------------
Investment Grade Bond Fund                             4,979           19,387             44,758
------------------------------------------------------------------------------------------------
Investment Grade Tax-Exempt Bond Fund                    888            4,267             80,565

                                                AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS
                                                                    PAID ($)
------------------------------------------------------------------------------------------------
FUND                                                   2004            2003             2002
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Life Vision Aggressive Growth Fund                         0                0                  0
------------------------------------------------------------------------------------------------
Life Vision Conservative Fund                              0                0                  0
------------------------------------------------------------------------------------------------
Life Vision Growth and Income Fund                         0                0                  0
------------------------------------------------------------------------------------------------
Life Vision Moderate Growth Fund                           0                0                  0
------------------------------------------------------------------------------------------------
Limited-Term Federal Mortgage Securities Fund         23,608           14,392              8,134
------------------------------------------------------------------------------------------------
Maryland Municipal Bond Fund                               0                0              1,218
------------------------------------------------------------------------------------------------
Mid-Cap Equity Fund                                  719,857          750,689            458,284
-------------------------------------------------------------------------------------------------
Mid-Cap Value Equity Fund                            535,146          519,820            516,020
-------------------------------------------------------------------------------------------------
Prime Quality Money Market Fund                       46,404           49,465            220,347
-------------------------------------------------------------------------------------------------
Short-Term Bond Fund                                       0                0              7,234
------------------------------------------------------------------------------------------------
Short-Term U.S. Treasury Securities Fund                   0                0              3,639
------------------------------------------------------------------------------------------------
Small Cap Value Equity Fund                        1,256,292          926,708          1,165,793
------------------------------------------------------------------------------------------------
Small Cap Growth Stock Fund                        4,425,364        3,038,457          1,475,533
------------------------------------------------------------------------------------------------
Strategic Income Fund                                      0                0                802
------------------------------------------------------------------------------------------------
Strategic Quantitative Equity Fund                   303,252                *                  *
------------------------------------------------------------------------------------------------
Tax-Exempt Money Market Fund                               0                0             29,400
------------------------------------------------------------------------------------------------
Tax Sensitive Growth Stock Fund                      585,220          845,910            922,329
------------------------------------------------------------------------------------------------
U.S. Government Securities Fund                        7,952            1,634              5,112
------------------------------------------------------------------------------------------------
U.S. Government Securities Money Market Fund         127,807          194,725            157,937
------------------------------------------------------------------------------------------------
U.S. Treasury Money Market Fund                      423,336          365,760            320,083
------------------------------------------------------------------------------------------------
Value Income Stock Fund                            1,852,549        1,497,214          1,554,061
------------------------------------------------------------------------------------------------
Virginia Intermediate Municipal Bond Fund                  0                0              5,758
------------------------------------------------------------------------------------------------
Virginia Municipal Bond Fund                               0                0              1,711
------------------------------------------------------------------------------------------------
Virginia Tax-Free Money Market Fund                        0                0              8,685

   *     Not in operation during the period.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' Adviser may select a broker based upon brokerage or research services provided to the Adviser. With respect to transactions in equity securities, the Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to each Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Funds' Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses. From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).For the Trust's most recently completed fiscal year, the Funds' paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:

                                                               TOTAL DOLLAR AMOUNT OF
                                     TOTAL DOLLAR AMOUNT OF    TRANSACTIONS INVOLVING
                                     BROKERAGE COMMISSIONS      BROKERAGE COMMISSIONS
FUND                               FOR RESEARCH SERVICES ($)  FOR RESEARCH SERVICES ($)
---------------------------------------------------------------------------------------
Balanced Fund                               442,892.82             283,926,877.89
---------------------------------------------------------------------------------------
Capital Appreciation Fund                 3,902,770.06           2,483,046,396.19
---------------------------------------------------------------------------------------
Growth and Income Fund                    1,442,170.03             880,875,151.99
---------------------------------------------------------------------------------------
Information and Technology Fund             363,086.14             136,957,908.61
---------------------------------------------------------------------------------------
Mid-Cap Equity Fund                         632,645.92             320,092,416.94
---------------------------------------------------------------------------------------
Mid-Cap Value Equity Fund                   522,909.89             254,550,199.22
---------------------------------------------------------------------------------------
Small Cap Growth Stock Fund               3,531,664.12           1,199,684,809.45
---------------------------------------------------------------------------------------
Small Cap Value Equity Fund               1,201,118.73             546,716,238.42
---------------------------------------------------------------------------------------
Strategic Quantitative Equity Fund            2,569.66               3,686,573.76
---------------------------------------------------------------------------------------
Tax Sensitive Growth Stock Fund             528,646.31             334,513,042.24
---------------------------------------------------------------------------------------
Value Income Stock Fund                   1,819,814.93           1,080,901,945.13

BROKERAGE WITH FUND AFFILIATES. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, as defined in the 1940 Act, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended May 31, 2004, 2003 and 2002, the Funds paid the following aggregate brokerage commissions on portfolio transactions effected by affiliated brokers. All amounts shown reflect fees paid in connection with Fund repurchase agreement transactions.

                                                                     PERCENTAGE OF TOTAL        PERCENTAGE OF TOTAL
                                      AGGREGATE DOLLAR AMOUNT OF    BROKERAGE COMMISSIONS     BROKERAGE TRANSACTIONS
                                      BROKERAGE COMMISSIONS PAID      PAID TO AFFILIATED    EFFECTED THROUGH AFFILIATED
FUND                                  TO AFFILIATED BROKERS ($)*         BROKERS (%)**              BROKERS (%)
-----------------------------------------------------------------------------------------------------------------------
                                       2004      2003      2002     2004    2003   2002     2004     2003    2002
-----------------------------------------------------------------------------------------------------------------------
Aggressive Growth Stock Fund              176      ***       ***    0.66    ***     ***     9.64     ***     ***
-----------------------------------------------------------------------------------------------------------------------
Balanced Fund                           5,368    9,515    22,701    1.02   2.34    6.53    42.21   21.73   49.80
-----------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund              17,138   13,299    50,843    0.37   0.38    1.72    25.14   25.96   36.59
-----------------------------------------------------------------------------------------------------------------------
Emerging Growth Stock Fund                103      ***       ***    0.36    ***     ***    11.15     ***     ***
-----------------------------------------------------------------------------------------------------------------------
Florida-Tax Exempt Bond Fund              994      188     7,494     100    100     100      100     100     100
-----------------------------------------------------------------------------------------------------------------------
Georgia Tax-Exempt Bond Fund                0       44     5,061     100    100     100        0     100     100
-----------------------------------------------------------------------------------------------------------------------
Growth and Income Fund                      0        0    22,938       0      0    1.09        0       0   25.95
-----------------------------------------------------------------------------------------------------------------------
High Income Fund                            3      535     2,000     100    100     100      100     100     100
-----------------------------------------------------------------------------------------------------------------------
Information and Technology Fund           305      650     3,226    0.08   0.03    0.15    22.15    9.69   13.37
-----------------------------------------------------------------------------------------------------------------------
International Equity Fund                   0        0     4,747       0      0    0.34        0       0    2.10
-----------------------------------------------------------------------------------------------------------------------
International Equity Index Fund             0        0     6,013       0      0    1.68        0       0    0.62
-----------------------------------------------------------------------------------------------------------------------
Investment Grade Bond Fund              4,979   19,387    44,758     100    100     100      100     100     100
-----------------------------------------------------------------------------------------------------------------------
Investment Grade Tax-Exempt Bond
Fund                                      888    4,267    80,565     100    100     100      100     100     100
-----------------------------------------------------------------------------------------------------------------------
Life Vision Aggressive Growth Fund          0        0       ***       0      0     ***        0       0     ***
-----------------------------------------------------------------------------------------------------------------------
Life Vision Conservative Fund               0        0       ***       0      0     ***        0       0     ***
-----------------------------------------------------------------------------------------------------------------------
Life Vision Growth and Income Fund          0        0       ***       0      0     ***        0       0     ***
-----------------------------------------------------------------------------------------------------------------------
Life Vision Moderate Growth Fund            0        0       ***       0      0     ***        0       0     ***
-----------------------------------------------------------------------------------------------------------------------
Limited-Term Federal Mortgage
Securities Fund                        23,608   14,392     8,134     100    100     100      100     100     100
-----------------------------------------------------------------------------------------------------------------------
Maryland Municipal Bond Fund                0        0     1,218       0      0     100        0       0     100
-----------------------------------------------------------------------------------------------------------------------
Mid-Cap Equity Fund                     2,726    2,888    12,971    0.38   0.38    2.83    20.39   19.10   30.65
-----------------------------------------------------------------------------------------------------------------------
Mid-Cap Value Equity Fund               2,114    1,898     4,850    0.40   0.37    0.94    12.35   25.07   14.70
-----------------------------------------------------------------------------------------------------------------------
Prime Quality Money Market Fund        46,404   49,465   220,347     100    100     100      100     100     100
-----------------------------------------------------------------------------------------------------------------------
Short-Term Bond Fund                        0        0     7,234       0      0     100        0       0     100
-----------------------------------------------------------------------------------------------------------------------
Short-Term U.S. Treasury
Securities Fund                             0        0     3,639       0      0     100        0       0     100

                                                                     PERCENTAGE OF TOTAL        PERCENTAGE OF TOTAL
                                      AGGREGATE DOLLAR AMOUNT OF    BROKERAGE COMMISSIONS     BROKERAGE TRANSACTIONS
                                      BROKERAGE COMMISSIONS PAID      PAID TO AFFILIATED    EFFECTED THROUGH AFFILIATED
FUND                                  TO AFFILIATED BROKERS ($)*         BROKERS (%)**              BROKERS (%)
-----------------------------------------------------------------------------------------------------------------------
                                       2004      2003      2002     2004    2003   2002     2004     2003    2002
-----------------------------------------------------------------------------------------------------------------------
Small Cap Growth Stock Fund            10,384    3,100    17,884    0.37   0.10    1.21     4.50    5.45   10.37
-----------------------------------------------------------------------------------------------------------------------
Small Cap Value Equity Fund             4,608    5,267    68,387    0.23   0.57    5.87    28.21   28.36   28.01
-----------------------------------------------------------------------------------------------------------------------
Strategic Income Fund                       0        0       802       0      0     100        0       0   14.45
-----------------------------------------------------------------------------------------------------------------------
Strategic Quantitative Equity Fund        237      ***       ***    0.08    ***     ***     2.99     ***     ***
-----------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market Fund                0        0    29,400       0      0     100        0       0     100
-----------------------------------------------------------------------------------------------------------------------
Tax Sensitive Growth Stock Fund         1,712    3,724     3,097    0.29   0.44    0.34    40.98   41.97   35.10
-----------------------------------------------------------------------------------------------------------------------
U.S. Government Securities Fund         7,952    1,634     5,112     100    100     100      100     100     100
-----------------------------------------------------------------------------------------------------------------------
U.S. Government Securities Money
Market Fund                           127,807   94,725   157,937     100    100     100      100     100     100
-----------------------------------------------------------------------------------------------------------------------
U.S. Treasury Money Market Fund       423,336   65,760   320,083     100    100     100      100     100     100
-----------------------------------------------------------------------------------------------------------------------
Value Income Stock Fund                18,467   28,323    50,767    1.00   1.89    3.22    37.56   20.51   47.71
-----------------------------------------------------------------------------------------------------------------------
Virginia Intermediate Municipal             0        0     4,953       0      0   86.02        0       0   57.54
Bond Fund
-----------------------------------------------------------------------------------------------------------------------
Virginia Municipal Bond Fund                0        0     1,711       0      0     100        0       0     100
-----------------------------------------------------------------------------------------------------------------------
Virginia Tax-Free Money Market Fund         0        0     8,685       0      0     100        0       0     100

* Prior to July 26, 2004, SEI Investments Distribution Co. served as the Trust's distributor. These amounts refer to brokerage commissions paid to, or brokered transactions effected through, SEI Investments Distribution Co.

** For most Bond Funds, transactions in repurchase agreements, which are generally traded through an affiliated broker-dealer, are the only transactions that result in the payment of commission. Therefore, it might appear, based on the percentage of commissions paid, that all of the Bond Fund's portfolio transactions are made through affiliated broker-dealers. Nonetheless, transactions in repurchase agreements make up only a small part of a Bond Fund's portfolio transactions.

*** Not in operation during the period.

SECURITIES OF "REGULAR BROKER-DEALERS." The Funds are required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Funds may hold at the close of their most recent fiscal year. As of May 31, 2004: (In 000's)

Fund                                            Security Type   Security                            Holdings
---------------------------------------------   -------------   ---------------------------------   --------
Aggressive Growth Stock Fund                    Bond            Chase Securities, Inc.              $    679
Balanced Fund                                   Bond            Chase Securities, Inc.              $ 13,838
Balanced Fund                                   Bond            Morgan Stanley Dean Witter, Inc.    $  1,599
Balanced Fund                                   Bond            Salomon Smith Barney, Inc.          $  6,234
Balanced Fund                                   Bond            Merrill Lynch, Inc.                 $  2,288
Balanced Fund                                   Common Stock    Salomon Smith Barney, Inc.          $  3,529
Balanced Fund                                   Common Stock    Morgan Stanley Dean Witter, Inc.    $  1,712
Capital Appreciation Fund                       Common Stock    Salomon Smith Barney, Inc.          $ 32,213
Capital Appreciation Fund                       Common Stock    Chase Securities, Inc.              $ 18,606
Capital Appreciation Fund                       Common Stock    Morgan Stanley Dean Witter, Inc.    $ 17,391
Emerging Growth Stock Fund                      Bond            Chase Securities, Inc.              $    553
Growth and Income Fund                          Common Stock    Salomon Smith Barney, Inc.          $ 19,733
Growth and Income Fund                          Common Stock    Morgan Stanley Dean Witter, Inc.    $ 12,040
Information and Technology Fund                 Bond            Chase Securities, Inc.              $  1,182
Information and Technology Fund                 Common Stock    Lehman Brothers, Inc.               $    363
Information and Technology Fund                 Common Stock    Morgan Stanley Dean Witter, Inc.    $    241
International Equity Fund                       Common Stock    Credit Suisse First Boston
                                                                Corporation                         $  3,186

International Equity Fund                       Common Stock    Deutsche Bank Securities Inc.       $  2,945
International Equity Fund                       Common Stock    Abn Amro Financial Services, Inc.   $  2,640
International Equity Index Fund                 Common Stock    Deutsche Bank Securities Inc.       $  4,299
International Equity Index Fund                 Common Stock    Abn Amro Financial Services, Inc.   $    886
International Equity Index Fund                 Common Stock    Credit Suisse First Boston
                                                                Corporation                         $    489
Investment Grade Bond Fund                      Bond            Salomon Smith Barney Inc.           $ 27,209
Investment Grade Bond Fund                      Bond            Chase Securities Inc.               $ 16,107
Investment Grade Bond Fund                      Bond            Merrill Lynch, Inc.                 $  9,761
Investment Grade Bond Fund                      Bond            Morgan Stanley Dean Witter, Inc.    $  6,536
Limited-Term Federal Mortgage Securities Fund   Bond            Morgan Stanley Dean Witter, Inc.    $  9,770
Limited-Term Federal Mortgage Securities Fund   Bond            Chase Securities, Inc.              $  8,816
Limited-Term Federal Mortgage Securities Fund   Bond            Merrill Lynch, Inc.                 $  5,860
Mid-Cap Equity Fund                             Bond            Chase Securities Inc.               $  2,631
Mid-Cap Equity Fund                             Common Stock    Legg Mason Wood Walker
                                                                Incorporated                        $    766
Prime Quality Money Market Fund                 Bond            Credit Suisse First Boston Corp.    $191,015
Prime Quality Money Market Fund                 Bond            Morgan Stanley Dean Witter, Inc.    $186,501
Prime Quality Money Market Fund                 Bond            Salomon Smith Barney, Inc.          $184,814
Prime Quality Money Market Fund                 Bond            Merrill Lynch, Inc.                 $ 55,040
Prime Quality Money Market Fund                 Bond            Lehman Brothers, Inc.               $ 41,352
Prime Quality Money Market Fund                 Bond            UBS Warburg Painewebber, Inc.       $ 24,325
Prime Quality Money Market Fund                 Bond            Deutsche Bank Securities, Inc.      $  5,910
Short-Term Bond Fund                            Bond            Salomon Smith Barney, Inc.          $ 12,828
Short-Term Bond Fund                            Bond            Lehman Brothers, Inc.               $  4,140
Short-Term Bond Fund                            Bond            Merrill Lynch, Inc.                 $  3,939
Short-Term Bond Fund                            Bond            Credit Suisse First Boston
                                                                Corporation                         $  3,431
Short-Term Bond Fund                            Bond            Chase Securities, Inc.              $  3,139
Short-Term Bond Fund                            Bond            Morgan Stanley Dean Witter, Inc.    $  2,324
Small Cap Growth Stock Fund                     Bond            Chase Securities, Inc.              $  5,692
Small Cap Value Equity Fund                     Common Stock    Jefferies & Co., Inc.               $  8,569
Strategic Quantitative Equity Fund              Bond            Chase Securities, Inc.              $    448
Strategic Quantitative Equity Fund              Common Stock    Lehman Brothers, Inc.               $    338
Strategic Quantitative Equity Fund              Common Stock    Merrill Lynch, Inc.                 $    337
Tax Sensitive Growth Stock Fund                 Common Stock    Salomon Smith Barney, Inc.          $  5,383
Tax Sensitive Growth Stock Fund                 Common Stock    Legg Mason Wood Walker Inc.         $  2,456
Tax Sensitive Growth Stock Fund                 Bond            Chase Securities, Inc.              $  3,504
U.S. Government Securities Fund                 Bond            Morgan Stanley Dean Witter, Inc.    $ 19,047
U.S. Government Securities Fund                 Bond            Chase Securities, Inc.              $  4,898
U.S. Government Securities Money Market Fund    Bond            Bnp Paribas Brokerage Services      $ 44,201
U.S. Government Securities Money Market Fund    Bond            Lehman Brothers, Inc.               $ 25,337
U.S. Government Securities Money Market Fund    Bond            Merrill Lynch, Inc.                 $ 20,721
U.S. Government Securities Money Market Fund    Bond            Ubs Warburg Painewebber, Inc.       $ 16,133
U.S. Government Securities Money Market Fund    Bond            Morgan Stanley Dean Witter, Inc.    $ 15,765
U.S. Government Securities Money Market Fund    Bond            Abn Amro Financial Services, Inc.   $ 14,862
U.S. Treasury Money Market Fund                 Bond            Deutsche Bank                       $214,517
U.S. Treasury Money Market Fund                 Bond            Abn Amro Financial Services, Inc.   $165,478
U.S. Treasury Money Market Fund                 Bond            Morgan Stanley Dean Witter, Inc.    $ 61,003
U.S. Treasury Money Market Fund                 Bond            Lehman Brothers, Inc.               $ 60,637
U.S. Treasury Money Market Fund                 Bond            Merrill Lynch, Inc.                 $ 60,491
U.S. Treasury Money Market Fund                 Bond            Chase Securities, Inc.              $ 55,140

U.S. Treasury Money Market Fund                 Bond            Ubs Warburg Painewebber, Inc.       $ 43,341
Value Income Stock Fund                         Common Stock    Chase Securities, Inc.              $ 16,162
Value Income Stock Fund                         Common Stock    Salomon Smith Barney, Inc.          $ 15,967
Value Income Stock Fund                         Common Stock    Lehman Brothers, Inc.               $ 14,018
Value Income Stock Fund                         Common Stock    Merrill Lynch, Inc.                 $ 11,758

      PORTFOLIO TURNOVER RATE

Portfolio turnover rate is defined under SEC rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and option contracts in which the Funds invest since such contracts generally have remaining maturities of less than one-year. The Funds may at times hold investments in other short-term instruments such as money market instruments and repurchase agreements, which are excluded for purposes of computing portfolio turnover. For the Funds' two most recently completed fiscal periods ended May 31, 2004 and 2003, the portfolio turnover rate for each of the non-money market Funds was as follows:

                                                TURNOVER RATE (%)
                                                -----------------
 FUND                                              2004    2003
-----------------------------------------------------------------
Aggressive Growth Stock Fund                         2        *
-----------------------------------------------------------------
Balanced Fund                                      116      102
-----------------------------------------------------------------
Capital Appreciation Fund                          106       69
-----------------------------------------------------------------
Emerging Growth Stock Fund                          11        *
-----------------------------------------------------------------
Florida Tax-Exempt Bond Fund                        56       62
-----------------------------------------------------------------
Georgia Tax-Exempt Bond Fund                       100       17
-----------------------------------------------------------------
Growth and Income Fund                              51       52
-----------------------------------------------------------------
High Income Fund                                    49       20
-----------------------------------------------------------------
Information and Technology Fund                    384    1,259
-----------------------------------------------------------------
International Equity Fund                           58       89
-----------------------------------------------------------------
International Equity Index Fund                     10       25
-----------------------------------------------------------------
Investment Grade Bond Fund                         119      137
-----------------------------------------------------------------
Investment Grade Tax-Exempt Bond Fund              242      329
-----------------------------------------------------------------
Life Vision Aggressive Growth Fund                  44       50
-----------------------------------------------------------------
Life Vision Conservative Fund                      138      160
-----------------------------------------------------------------
Life Vision Growth and Income Fund                  97      139
-----------------------------------------------------------------
Life Vision Moderate Growth Fund                   109      101
-----------------------------------------------------------------
Limited-Term Federal Mortgage Securities Fund      146      117
-----------------------------------------------------------------
Maryland Municipal Bond Fund                        15       31
-----------------------------------------------------------------
Mid-Cap Equity Fund                                126      144
-----------------------------------------------------------------
Mid-Cap Value Equity Fund                           95       71
-----------------------------------------------------------------
Short-Term Bond Fund                                66       89
-----------------------------------------------------------------
Short-Term U.S. Treasury Securities Fund           131      140
-----------------------------------------------------------------
Small Cap Growth Stock Fund                        107       96
-----------------------------------------------------------------
Small Cap Value Equity  Fund                        44       29
-----------------------------------------------------------------
Strategic Income Fund                               95       52

                                                TURNOVER RATE (%)
                                                -----------------
 FUND                                              2004    2003
-----------------------------------------------------------------
Strategic Quantitative Equity Fund                 344        *
-----------------------------------------------------------------
Tax Sensitive Growth Stock Fund                     49       58
-----------------------------------------------------------------
U.S. Government Securities Fund                    240      150
-----------------------------------------------------------------
Value Income Stock Fund                             67       46
-----------------------------------------------------------------
Virginia Intermediate Municipal Bond Fund           26       30
-----------------------------------------------------------------
Virginia Municipal Bond Fund                        33       18
-----------------------------------------------------------------

* Not in operation during the period.

      DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of shares of the Funds each of which represents an equal proportionate interest in that Fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Funds. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares. All consideration received by the Trust for shares of any additional series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

      VOTING RIGHTS

Each share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each full share held on the record date for any shareholder meeting. Each Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate one or more Funds without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach or maintain a viable size or for some other extraordinary reason.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

      SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders' incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any investor held personally liable for the obligations of the Trust.

      LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

      CODES OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, Subadviser, and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons of the Trust, the Adviser and the Subadviser are prohibited from acquiring beneficial ownership of securities offered in connection with initial public offerings. Certain access persons of the Adviser and Subadviser are further prohibited from acquiring beneficial ownership of securities offered in connection with a limited offering. The Distributor's Code of Ethics requires certain access persons to obtain approval before investing in initial public offerings and limited offerings. Copies of these Code of Ethics are on file with the SEC and are available to the public.

      PROXY VOTING

The Board has delegated the responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board of Trustees will periodically review the Funds' proxy voting record.

Information regarding how the Funds' voted proxies during the most recent twelve-month period ended June 30 has been filed with the SEC on Form N-PX. The Funds' proxy voting record is available on the Funds' website at www.sticlassicfunds.com, and without charge upon request by calling (800) 428-6970, or by writing to the Funds at STI Classic Funds, c/o BISYS Fund Services, Limited Partnership, 3435 Stelzer Road, Columbus, Ohio 43219. The Funds' proxy voting record is also available on the SEC's website at www.sec.gov.

      5% AND 25% SHAREHOLDERS

As of September 1, 2004, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or 25% or more of the shares of the Funds. Persons who owned of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to control the Fund within the meaning of the 1940 Act. The Trust believes that most of the shares of the Funds were held for the record owner's fiduciary, agency or custodial customers.

---------------------------------------------------------------------------------------------------------------------
FUND                      NAME AND ADDRESS                          NUMBER OF SHARES         CLASS        % OF CLASS
---------------------------------------------------------------------------------------------------------------------
Aggressive Growth Stock   NATIONAL FINANCIAL SERVICES CORP                 6,169.612        A Shares           75.71%
Fund                      EXCLUSIVE BENE OF OUR CUST
                          200 LIBERTY ST
                          ATTN  MUTUAL FUNDS DEPT
                          NEW YORK, NY.  10281-5503
---------------------------------------------------------------------------------------------------------------------

Aggressive Growth Stock   WACHOVIA SECURITIES  LLC FBO                     1,979.521        A Shares           24.29%
Fund                      HERBERT W ALBIN JR
                          124 N 177TH ST
                          SHORELINE, WA.  98133-4707
---------------------------------------------------------------------------------------------------------------------

Aggressive Growth Stock   NATIONAL FINANCIAL SERVICES CORP                 6,512.627        L Shares           84.85%
Fund                      EXCLUSIVE BENE OF OUR CUST
                          200 LIBERTY ST
                          ATTN  MUTUAL FUNDS DEPT
                          NEW YORK, NY.  10281-5503
---------------------------------------------------------------------------------------------------------------------

Aggressive Growth Stock   WACHOVIA SECURITIES  LLC FBO                     1,162.791        L Shares           15.15%
Fund                      LESLIE C TUBBS
                          12931 SE 26TH PL APT C2
                          BELLEVUE, WA.  98005-5112
---------------------------------------------------------------------------------------------------------------------

Aggressive Growth Stock   TRUSTMAN                                     3,536,952.091        T Shares          100.00%
Fund                      SUNTRUST BANKS
                          PO BOX 105870
                          ATLANTA, GA.  30348-5870
---------------------------------------------------------------------------------------------------------------------

Balanced Fund             NATIONAL FINANCIAL SERVICES CORP               627,009.057        A Shares           82.30%
                          EXCLUSIVE BENE OF OUR CUST
                          200 LIBERTY ST
                          ATTN  MUTUAL FUNDS DEPT
                          NEW YORK, NY.  10281-5503
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
FUND                      NAME AND ADDRESS                          NUMBER OF SHARES         CLASS        % OF CLASS
--------------------------------------------------------------------------------------------------------------------
Balanced Fund             NATIONAL FINANCIAL SERVICES CORP             4,841,075.465        L Shares          98.11%
                          EXCLUSIVE BENE OF OUR CUST
                          200 LIBERTY ST
                          ATTN  MUTUAL FUNDS DEPT
                          NEW YORK, NY.  10281-5503
--------------------------------------------------------------------------------------------------------------------

Balanced Fund             SUNTRUST BANK                                13,430,881.05        T Shares          66.80%
                          VARIOUS BENEFIT PLANS
                          8515 E ORCHARD RD
                          GREENWOOD VLG, CO.  80111-5002
--------------------------------------------------------------------------------------------------------------------

Balanced Fund             TRUSTMAN                                     5,314,859.062        T Shares          26.43%
                          SUNTRUST BANKS
                          P O BOX 105870
                          ATLANTA, GA.  30348-5870
--------------------------------------------------------------------------------------------------------------------

Balanced Fund             CHARLES SCHWAB & CO INC                      1,174,118.233        T Shares           5.84%
                          SPECIAL CUSTODY ACCT FBO CUSTOMERS
                          101 MONTGOMERY ST
                          SAN FRANCISCO, CA.  94104-4122
--------------------------------------------------------------------------------------------------------------------

Capital Appreciation      NATIONAL FINANCIAL SERVICES CORP             6,233,366.449        A Shares          52.13%
Fund                      EXCLUSIVE BENE OF OUR CUST
                          200 LIBERTY ST
                          ATTN  MUTUAL FUNDS DEPT
                          NEW YORK, NY.  10281-5503
--------------------------------------------------------------------------------------------------------------------

Capital Appreciation      NATIONWIDE INSURANCE COMPANY                   916,163.237        A Shares           7.66%
Fund                      TRUST
                          PO BOX 182029
                          C/O IPO PORTFOLIO ACCOUNTING
                          COLUMBUS, OH.  43218-2029
--------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
FUND                      NAME AND ADDRESS                          NUMBER OF SHARES        CLASS        % OF CLASS
-------------------------------------------------------------------------------------------------------------------
Capital Appreciation      NATIONAL FINANCIAL SERVICES CORP             8,173,635.963       L Shares          96.91%
Fund                      EXCLUSIVE BENE OF OUR CUST
                          200 LIBERTY ST
                          ATTN  MUTUAL FUNDS DEPT
                          NEW YORK, NY.  10281-5503
-------------------------------------------------------------------------------------------------------------------

Capital Appreciation      TRUSTMAN                                    81,432,426.431       T Shares          65.50%
Fund                      SUNTRUST BANKS
                          P O BOX 105870
                          ATLANTA, GA.  30348-5870

-------------------------------------------------------------------------------------------------------------------

Capital Appreciation      GREAT WEST LIFE & ANNUITY COMPANY           19,556,561.128       T Shares          15.73%
Fund                      8515 E ORCHARD RD
                          C/O FASCORP RECORDKEEPER
                          GREENWOOD VLG, CO.  80111-5002
-------------------------------------------------------------------------------------------------------------------

Capital Appreciation      SUNTRUST BANK                               18,411,077.722       T Shares          14.81%
Fund                      VARIOUS BENEFIT PLANS
                          8515 E ORCHARD RD
                          GREENWOOD VLG, CO.  80111-5002
-------------------------------------------------------------------------------------------------------------------

                          NATIONAL FINANCIAL SERVICES CORP                 6,443.484       A Shares          80.09%
Emerging Growth Stock     EXCLUSIVE BENE OF OUR CUST
Fund                      200 LIBERTY ST
                          ATTN  MUTUAL FUNDS DEPT
                          NEW YORK, NY.  10281-5503
-------------------------------------------------------------------------------------------------------------------

Emerging Growth Stock     WACHOVIA SECURITIES  LLC FBO                     1,602.187       A Shares          19.91%
Fund                      MR HERBERT W ALBIN JR
                          124 N 177TH ST
                          SHORELINE, WA.  98133-4707
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
FUND                      NAME AND ADDRESS                          NUMBER OF SHARES         CLASS        % OF CLASS
--------------------------------------------------------------------------------------------------------------------
Emerging Growth Stock     NATIONAL FINANCIAL SERVICES CORP                 2,558.421        L Shares          71.00%
Fund                      EXCLUSIVE BENE OF OUR CUST
                          200 LIBERTY ST
                          ATTN  MUTUAL FUNDS DEPT
                          NEW YORK, NY.  10281-5503
--------------------------------------------------------------------------------------------------------------------

Emerging Growth Stock     WACHOVIA SECURITIES LLC FBO                      1,044.932        L Shares          29.00%
Fund                      LESLIE C TUBBS
                          12931 SE 26TH PL APT C2
                          BELLEVUE, WA.  98005-5112
--------------------------------------------------------------------------------------------------------------------

Emerging Growth Stock     TRUSTMAN                                     1,771,957.037        T Shares         100.00%
Fund                      SUNTRUST BANKS
                          PO BOX 105870
                          ATLANTA, GA.  30348-5870
--------------------------------------------------------------------------------------------------------------------

Florida Tax-Exempt Bond   NATIONAL FINANCIAL SERVICES CORP               496,246.321        A Shares          81.42%
Fund                      EXCLUSIVE BENE OF OUR CUST
                          200 LIBERTY ST
                          ATTN  MUTUAL FUNDS DEPT
                          NEW YORK, NY.  10281-5503
--------------------------------------------------------------------------------------------------------------------

Florida Tax-Exempt Bond   MILDRED MEINHART RAST                           40,325.404        A Shares           6.62%
Fund                      821 LAKE PORT BLVD
                          APT  A404
                          LEESBURG, FL. 34748-7698
--------------------------------------------------------------------------------------------------------------------
Florida Tax-Exempt Bond   NATIONAL FINANCIAL SERVICES CORP             1,478,997.211        L Shares          97.66%
Fund                      EXCLUSIVE BENE OF OUR CUST
                          200 LIBERTY ST
                          ATTN  MUTUAL FUNDS DEPT
                          NEW YORK, NY.  10281-5503
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
FUND                      NAME AND ADDRESS                          NUMBER OF SHARES         CLASS        % OF CLASS
--------------------------------------------------------------------------------------------------------------------
Florida Tax-Exempt Bond   TRUSTMAN                                     14,402,733.81        T Shares         100.00%
Fund                      SUNTRUST BANKS
                          P O BOX 105870
                          ATLANTA, GA.  30348-5870
--------------------------------------------------------------------------------------------------------------------

Georgia Tax-Exempt Bond   NATIONAL FINANCIAL SERVICES CORP                195,906.76        A Shares          74.86%
Fund                      EXCLUSIVE BENE OF OUR CUST
                          200 LIBERTY ST
                          ATTN  MUTUAL FUNDS DEPT
                          NEW YORK, NY.  10281-5503
--------------------------------------------------------------------------------------------------------------------

Georgia Tax-Exempt Bond   JOHN L CONYERS                                   14,623.64        A Shares           5.59%
Fund                      124 ETOWAH DR
                          CARTERSVILLE, GA.  30120-3730

--------------------------------------------------------------------------------------------------------------------

Georgia Tax-Exempt Bond   NATIONAL FINANCIAL SERVICES CORP             1,044,683.539        L Shares          93.05%
Fund                      EXCLUSIVE BENE OF OUR CUST
                          200 LIBERTY ST
                          ATTN  MUTUAL FUNDS DEPT
                          NEW YORK, NY.  10281-5503
--------------------------------------------------------------------------------------------------------------------

Georgia Tax-Exempt Bond   TRUSTMAN                                      9,309,834.53        T Shares          99.87%
Fund                      SUNTRUST BANKS
                          P O BOX 105870
                          ATLANTA, GA.  30348-5870
--------------------------------------------------------------------------------------------------------------------

Growth and Income Fund    NATIONAL FINANCIAL SERVICES CORP             2,369,405.924        A Shares          76.90%
                          EXCLUSIVE BENE OF OUR CUST
                          200 LIBERTY ST
                          ATTN  MUTUAL FUNDS DEPT
                          NEW YORK, NY.  10281-5503
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
FUND                      NAME AND ADDRESS                          NUMBER OF SHARES         CLASS        % OF CLASS
--------------------------------------------------------------------------------------------------------------------
Growth and Income Fund    NATIONWIDE INSURANCE COMPANY                   328,148.574        A Shares          10.65%
                          TRUST
                          PO BOX 182029
                          C/O IPO PORTFOLIO ACCOUNTING
                          COLUMBUS, OH.  43218-2029
--------------------------------------------------------------------------------------------------------------------

Growth and Income Fund    NATIONAL FINANCIAL SERVICES CORP             6,305,236.569        L Shares          97.89%
                          EXCLUSIVE BENE OF OUR CUST
                          200 LIBERTY ST
                          ATTN  MUTUAL FUNDS DEPT
                          NEW YORK, NY.  10281-5503
--------------------------------------------------------------------------------------------------------------------

Growth and Income Fund    TRUSTMAN                                    50,974,082.631        T Shares          95.05%
                          SUNTRUST BANKS
                          P O BOX 105870
                          ATLANTA, GA.  30348-5870
--------------------------------------------------------------------------------------------------------------------

High Income Fund          NATIONAL FINANCIAL SERVICES CORP               227,860.168        A Shares         100.00%
                          EXCLUSIVE BENE OF OUR CUST
                          200 LIBERTY ST
                          ATTN  MUTUAL FUNDS DEPT
                          NEW YORK, NY.  10281-5503
--------------------------------------------------------------------------------------------------------------------

High Income Fund          NATIONAL FINANCIAL SERVICES CORP             8,989,096.302        L Shares          98.36%
                          EXCLUSIVE BENE OF OUR CUST
                          200 LIBERTY ST
                          ATTN  MUTUAL FUNDS DEPT
                          NEW YORK, NY.  10281-5503
--------------------------------------------------------------------------------------------------------------------

High Income Fund          TRUSTMAN                                     6,209,122.453        T Shares          96.79%
                          SUNTRUST BANKS
                          P O BOX 105870
                          ATLANTA, GA.  30348-5870
--------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                                      NUMBER OF                 % OF
FUND                                       NAME AND ADDRESS            SHARES       CLASS       CLASS
------------------------------------------------------------------------------------------------------
Information and Technology Fund   NATIONAL FINANCIAL SERVICES CORP       184.531   A Shares    100.00%
                                  EXCLUSIVE BENE OF OUR CUST
                                  200 LIBERTY ST
                                  ATTN  MUTUAL FUNDS DEPT
                                  NEW YORK, NY.  10281-5503
-----------------------------------------------------------------------------------------------------
Information and Technology Fund   NATIONAL FINANCIAL SERVICES CORP   903,483.777   L Shares     93.52%
                                  EXCLUSIVE BENE OF OUR CUST
                                  200 LIBERTY ST
                                  ATTN  MUTUAL FUNDS DEPT
                                  NEW YORK, NY.  10281-5503
-----------------------------------------------------------------------------------------------------
Information and Technology Fund   SUNTRUST BANK                      613,396.444   T Shares     50.41%
                                  VARIOUS BENEFIT PLANS
                                  8515 E ORCHARD RD
                                  GREENWOOD VLG, CO.  80111-5002
-----------------------------------------------------------------------------------------------------
Information and Technology Fund   TRUSTMAN                           570,638.496   T Shares     46.90%
                                  SUNTRUST BANKS
                                  P O BOX 105870
                                  ATLANTA, GA.  30348-5870
-----------------------------------------------------------------------------------------------------
International Equity Fund         NATIONAL FINANCIAL SERVICES CORP   464,166.929   A Shares     65.14%
                                  EXCLUSIVE BENE OF OUR CUST
                                  200 LIBERTY ST
                                  ATTN  MUTUAL FUNDS DEPT
                                  NEW YORK, NY.  10281-5503
-----------------------------------------------------------------------------------------------------
International Equity Fund         NATIONWIDE INSURANCE COMPANY       146,117.785   A Shares     20.50%
                                  TRUST
                                  PO BOX 182029
                                  C/O IPO PORTFOLIO ACCOUNTING
                                  COLUMBUS, OH.  43218-2029
-----------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                                        NUMBER OF               % OF
FUND                                      NAME AND ADDRESS               SHARES       CLASS     CLASS
------------------------------------------------------------------------------------------------------
International Equity Fund         NATIONAL FINANCIAL SERVICES CORP      717,544.879   L Shares   87.88%
                                  EXCLUSIVE BENE OF OUR CUST
                                  200 LIBERTY ST
                                  ATTN  MUTUAL FUNDS DEPT
                                  NEW YORK, NY.  10281-5503
------------------------------------------------------------------------------------------------------
International Equity Fund         TRUSTMAN                           33,066,012.216   T Shares   95.39%
                                  SUNTRUST BANKS
                                  P O BOX 105870
                                  ATLANTA, GA.  30348-5870
------------------------------------------------------------------------------------------------------
International Equity Index Fund   NATIONAL FINANCIAL SERVICES CORP    1,358,857.625   A Shares   95.84%
                                  EXCLUSIVE BENE OF OUR CUST
                                  200 LIBERTY ST
                                  ATTN  MUTUAL FUNDS DEPT
                                  NEW YORK, NY.  10281-5503
------------------------------------------------------------------------------------------------------
International Equity Index Fund   NATIONAL FINANCIAL SERVICES CORP       495,498.34   L Shares   96.85%
                                  EXCLUSIVE BENE OF OUR CUST
                                  200 LIBERTY ST
                                  ATTN  MUTUAL FUNDS DEPT
                                  NEW YORK, NY.  10281-5503
------------------------------------------------------------------------------------------------------
International Equity Index Fund   TRUSTMAN                           23,979,357.164   T Shares   74.51%
                                  SUNTRUST BANKS
                                  P O BOX 105870
                                  ATLANTA, GA.  30348-5870
------------------------------------------------------------------------------------------------------
International Equity Index Fund   STATE STREET BANK AND TRUST CO      6,957,694.696   T Shares   21.62%
                                  EMORY UNIVERSITY ENDOWMENT
                                  1 ENTERPRISE DR
                                  QUINCY, MA.  02171-2126
------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                                   NUMBER OF                   % OF
FUND                                  NAME AND ADDRESS              SHARES         CLASS      CLASS
---------------------------------------------------------------------------------------------------
Investment Grade Bond Fund    NATIONAL FINANCIAL SERVICES CORP    1,764,910.168   A Shares    60.14%
                              EXCLUSIVE BENE OF OUR CUST
                              200 LIBERTY ST
                              ATTN  MUTUAL FUNDS DEPT
                              NEW YORK, NY.  10281-5503
---------------------------------------------------------------------------------------------------
Investment Grade Bond Fund    NATIONWIDE INSURANCE COMPANY          615,731.663   A Shares    20.98%
                              TRUST
                              PO BOX 182029
                              C/O IPO PORTFOLIO ACCOUNTING
                              COLUMBUS, OH.  43218-2029
---------------------------------------------------------------------------------------------------
Investment Grade Bond Fund    NATIONAL FINANCIAL SERVICES CORP    2,046,966.245   L Shares    96.67%
                              EXCLUSIVE BENE OF OUR CUST
                              200 LIBERTY ST
                              ATTN  MUTUAL FUNDS DEPT
                              NEW YORK, NY.  10281-5503
---------------------------------------------------------------------------------------------------
Investment Grade Bond Fund    TRUSTMAN                           42,720,778.019   T Shares    81.17%
                              SUNTRUST BANKS
                              P O BOX 105870
                              ATLANTA, GA.  30348-5870
---------------------------------------------------------------------------------------------------
Investment Grade Bond Fund    SUNTRUST BANK                       9,903,346.143   T Shares    18.82%
                              VARIOUS BENEFIT PLANS
                              8515 E ORCHARD RD
                              GREENWOOD VLG, CO.  80111-5002
---------------------------------------------------------------------------------------------------
Investment Grade Tax-Exempt   NATIONAL FINANCIAL SERVICES CORP      618,832.437   A Shares    38.60%
Bond Fund                     EXCLUSIVE BENE OF OUR CUST
                              200 LIBERTY ST
                              ATTN  MUTUAL FUNDS DEPT
                              NEW YORK, NY.  10281-5503
---------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                                     NUMBER OF                   % OF
FUND                                    NAME AND ADDRESS              SHARES         CLASS      CLASS
------------------------------------------------------------------------------------------------------
Investment Grade Tax-Exempt     LEGG MASON WOOD WALKER INC            141,302.645   A Shares      8.81%
Bond Fund                       309-20042-11
                                PO BOX 1476
                                BALTIMORE, MD.  21203-1476
------------------------------------------------------------------------------------------------------
Investment Grade Tax-Exempt     MARION G NELSON                           100,000   A Shares      6.24%
Bond Fund                       P O BOX 2531
                                PANAMA CITY, FL.  32402-2531
------------------------------------------------------------------------------------------------------
Investment Grade Tax-Exempt     NATIONAL FINANCIAL SERVICES CORP    1,529,610.254   L Shares     92.95%
Bond Fund                       EXCLUSIVE BENE OF OUR CUST
                                200 LIBERTY ST
                                ATTN  MUTUAL FUNDS DEPT
                                NEW YORK, NY.  10281-5503
------------------------------------------------------------------------------------------------------
Investment Grade Tax-Exempt     TRUSTMAN                           17,484,656.126   T Shares     92.00%
Bond Fund                       SUNTRUST BANKS
                                P O BOX 105870
                                ATLANTA, GA.  30348-5870
------------------------------------------------------------------------------------------------------
Life Vision Aggressive Growth   NATIONAL FINANCIAL SERVICES CORP       91,338.735   A Shares    100.00%
Fund                            EXCLUSIVE BENE OF OUR CUST
                                200 LIBERTY ST
                                ATTN  MUTUAL FUNDS DEPT
                                NEW YORK, NY.  10281-5503
------------------------------------------------------------------------------------------------------
Life Vision Aggressive Growth   NATIONAL FINANCIAL SERVICES CORP      467,751.443   B Shares    100.00%
Fund                            EXCLUSIVE BENE OF OUR CUST
                                200 LIBERTY ST
                                ATTN  MUTUAL FUNDS DEPT
                                NEW YORK, NY.  10281-5503
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                                      NUMBER OF                  % OF
FUND                                    NAME AND ADDRESS                SHARES        CLASS      CLASS
------------------------------------------------------------------------------------------------------
Life Vision Aggressive Growth   SUNTRUST BANK                        3,567,377.975   T Shares    92.99%
Fund                            VARIOUS BENEFIT PLANS
                                8515 E ORCHARD RD
                                GREENWOOD VLG, CO.  80111-5002
------------------------------------------------------------------------------------------------------
Life Vision Aggressive Growth   TRUSTMAN                               263,118.181   T Shares     6.86%
Fund                            SUNTRUST BANKS
                                P O BOX 105870
                                ATLANTA, GA. 30348-5870
------------------------------------------------------------------------------------------------------
Life Vision Conservative Fund   NATIONAL FINANCIAL SERVICES CORP        37,246.133   A Shares   100.00%
                                EXCLUSIVE BENE OF OUR CUST
                                200 LIBERTY ST
                                ATTN  MUTUAL FUNDS DEPT
                                NEW YORK, NY.  10281-5503
------------------------------------------------------------------------------------------------------
Life Vision Conservative Fund   NATIONAL FINANCIAL SERVICES CORP       478,183.599   B Shares   100.00%
                                EXCLUSIVE BENE OF OUR CUST
                                200 LIBERTY ST
                                ATTN  MUTUAL FUNDS DEPT
                                NEW YORK, NY.  10281-5503
------------------------------------------------------------------------------------------------------
Life Vision Conservative Fund   SUNTRUST BANK                             2,868.81   T Shares    77.12%
                                VARIOUS BENEFIT PLANS
                                8515 E ORCHARD RD
                                GREENWOOD VLG, CO.  80111-5002
------------------------------------------------------------------------------------------------------
Life Vision Conservative Fund   TRUSTMAN                                   805.709   T Shares    21.66%
                                SUNTRUST BANKS
                                PO BOX 105870
                                ATLANTA, GA. 30348-5870
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                                      NUMBER OF                 % OF
FUND                                    NAME AND ADDRESS                SHARES       CLASS      CLASS
------------------------------------------------------------------------------------------------------
Life Vision Growth and Income   NATIONAL FINANCIAL SERVICES CORP      217,763.456   A Shares     97.48%
Fund                            EXCLUSIVE BENE OF OUR CUST
                                200 LIBERTY ST
                                ATTN  MUTUAL FUNDS DEPT
                                NEW YORK, NY.  10281-5503
------------------------------------------------------------------------------------------------------
Life Vision Growth and Income   NATIONAL FINANCIAL SERVICES CORP    1,362,024.407   B Shares    100.00%
Fund                            EXCLUSIVE BENE OF OUR CUST
                                200 LIBERTY ST
                                ATTN  MUTUAL FUNDS DEPT
                                NEW YORK, NY.  10281-5503
------------------------------------------------------------------------------------------------------
Life Vision Growth and Income   SUNTRUST BANK                       7,210,589.867   T Shares     95.73%
Fund                            VARIOUS BENEFIT PLANS
                                8515 E ORCHARD RD
                                GREENWOOD VLG, CO.  80111-5002
------------------------------------------------------------------------------------------------------
Life Vision Moderate Growth     NATIONAL FINANCIAL SERVICES CORP      419,896.458   A Shares    100.00%
Fund                            EXCLUSIVE BENE OF OUR CUST
                                200 LIBERTY ST
                                ATTN  MUTUAL FUNDS DEPT
                                NEW YORK, NY.  10281-5503
------------------------------------------------------------------------------------------------------
Life Vision Moderate Growth     NATIONAL FINANCIAL SERVICES CORP    1,353,420.224   B Shares     99.68%
Fund                            EXCLUSIVE BENE OF OUR CUST
                                200 LIBERTY ST
                                ATTN  MUTUAL FUNDS DEPT
                                NEW YORK, NY.  10281-5503
------------------------------------------------------------------------------------------------------
Life Vision Moderate Growth     SUNTRUST BANK                      10,017,351.225   T Shares     83.60%
Fund                            VARIOUS BENEFIT PLANS
                                8515 E ORCHARD RD
                                GREENWOOD VLG, CO.  80111-5002
------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                      NUMBER OF                 % OF
FUND                                    NAME AND ADDRESS                SHARES        CLASS     CLASS
-----------------------------------------------------------------------------------------------------
Life Vision Moderate            TRUSTMAN                             1,801,116.68   T Shares    15.03%
Growth Fund                     SUNTRUST BANKS
                                P O BOX 105870
                                ATLANTA, GA.  30348-5870
-----------------------------------------------------------------------------------------------------
Limited-Term Federal Mortgage   NATIONAL FINANCIAL SERVICES CORP      755,235.278   A Shares    88.18%
Securities Fund                 EXCLUSIVE BENE OF OUR CUST
                                200 LIBERTY ST
                                ATTN  MUTUAL FUNDS DEPT
                                NEW YORK, NY.  10281-5503
-----------------------------------------------------------------------------------------------------
Limited-Term Federal Mortgage   NATIONWIDE INSURANCE COMPANY           83,332.404   A Shares     9.73%
Securities Fund                 TRUST
                                PO BOX 182029
                                C/O IPO PORTFOLIO ACCOUNTING
                                COLUMBUS, OH.  43218-2029
-----------------------------------------------------------------------------------------------------
Limited-Term Federal Mortgage   NATIONAL FINANCIAL SERVICES CORP    5,065,968.377   L Shares    98.84%
Securities Fund                 EXCLUSIVE BENE OF OUR CUST
                                200 LIBERTY ST
                                ATTN  MUTUAL FUNDS DEPT
                                NEW YORK, NY.  10281-5503
-----------------------------------------------------------------------------------------------------
Limited-Term Federal Mortgage   TRUSTMAN                           42,256,959.199   T Shares    97.69%
Securities Fund                 SUNTRUST BANKS
                                P O BOX 105870
                                ATLANTA, GA.  30348-5870
-----------------------------------------------------------------------------------------------------
Maryland Municipal Bond Fund    SEI CORPORATION                             9.355   A Shares   100.00%
                                1 FREEDOM VALLEY DR
                                ATTN ROB SILVESTRI
                                OAKS, PA.  19456
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                      NUMBER OF                 % OF
FUND                                    NAME AND ADDRESS                SHARES       CLASS      CLASS
-----------------------------------------------------------------------------------------------------
Maryland Municipal Bond Fund    NATIONAL FINANCIAL SERVICES CORP    1,567,399.995   L Shares    98.90%
                                EXCLUSIVE BENE OF OUR CUST
                                200 LIBERTY ST
                                ATTN  MUTUAL FUNDS DEPT
                                NEW YORK, NY.  10281-5503
-----------------------------------------------------------------------------------------------------
Maryland Municipal Bond Fund    TRUSTMAN                            2,861,866.686   T Shares   100.00%
                                SUNTRUST BANKS
                                P O BOX 105870
                                ATLANTA, GA.  30348-5870
-----------------------------------------------------------------------------------------------------
Mid-Cap Equity Fund             NATIONAL FINANCIAL SERVICES CORP    1,374,602.501   A Shares    78.31%
                                EXCLUSIVE BENE OF OUR CUST
                                200 LIBERTY ST
                                ATTN  MUTUAL FUNDS DEPT
                                NEW YORK, NY.  10281-5503
-----------------------------------------------------------------------------------------------------
Mid-Cap Equity Fund             NATIONWIDE INSURANCE COMPANY          134,385.156   A Shares     7.66%
                                TRUST
                                PO BOX 182029
                                C/O IPO PORTFOLIO ACCOUNTING
                                COLUMBUS, OH  43218-2029
-----------------------------------------------------------------------------------------------------
Mid-Cap Equity Fund             NATIONAL FINANCIAL SERVICES CORP     1,545,675.56   L Shares    97.44%
                                EXCLUSIVE BENE OF OUR CUST
                                200 LIBERTY ST
                                ATTN  MUTUAL FUNDS DEPT
                                NEW YORK, NY.  10281-5503
-----------------------------------------------------------------------------------------------------
Mid-Cap Equity Fund             TRUSTMAN                           15,341,265.319   T Shares    93.57%
                                SUNTRUST BANKS
                                P O BOX 105870
                                ATLANTA, GA.  30348-5870
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                    NUMBER OF                  % OF
FUND                                 NAME AND ADDRESS                 SHARES        CLASS      CLASS
-----------------------------------------------------------------------------------------------------
Mid-Cap Equity Fund          SUNTRUST BANK                         1,052,149.113   T Shares      6.42%
                             VARIOUS BENEFIT PLANS
                             8515 E ORCHARD RD
                             GREENWOOD VLG, CO.  80111-5002
-----------------------------------------------------------------------------------------------------
Mid-Cap Value Equity Fund    NATIONAL FINANCIAL SERVICES CORP         88,963.493   A Shares     96.55%
                             EXCLUSIVE BENE OF OUR CUST
                             200 LIBERTY ST
                             ATTN  MUTUAL FUNDS DEPT
                             NEW YORK, NY.  10281-5503
-----------------------------------------------------------------------------------------------------
Mid-Cap Value Equity Fund    NATIONAL FINANCIAL SERVICES CORP        688,517.012   L Shares     99.15%
                             EXCLUSIVE BENE OF OUR CUST
                             200 LIBERTY ST
                             ATTN  MUTUAL FUNDS DEPT
                             NEW YORK, NY.  10281-5503
-----------------------------------------------------------------------------------------------------
Mid-Cap Value Equity Fund    TRUSTMAN                             14,769,733.377   T Shares     98.43%
                             SUNTRUST BANKS
                             P O BOX 105870
                             ATLANTA, GA.  30348-5870
-----------------------------------------------------------------------------------------------------
Prime Quality Money Market   NATIONAL FINANCIAL SERVICES CORP   1,772,843,414.19   A Shares     97.61%
Fund                         EXCLUSIVE BENE OF OUR CUST
                             200 LIBERTY ST
                             ATTN  MUTUAL FUNDS DEPT
                             NEW YORK, NY.  10281-5503
-----------------------------------------------------------------------------------------------------
Prime Quality Money Market   NATIONAL FINANCIAL SERVICES CORP      16,046,033.06   L Shares     98.57%
Fund                         EXCLUSIVE BENE OF OUR CUST
                             200 LIBERTY ST
                             ATTN  MUTUAL FUNDS DEPT
                             NEW YORK, NY.  10281-5503
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                   NUMBER OF                   % OF
FUND                                NAME AND ADDRESS                SHARES           CLASS     CLASS
-----------------------------------------------------------------------------------------------------
Prime Quality Money Market   SUNTRUST BANK                      2,838,607,806.63   T Shares     90.46%
Fund                         MAIL CENTER 3133
                             P O BOX 105504
                             ATTN SUSAN GRIDER
                             ATLANTA, GA.  30348-5504
-----------------------------------------------------------------------------------------------------
Prime Quality Money Market   SUNTRUST BANK                        221,928,502.43   T Shares      7.07%
Fund                         VARIOUS BENEFIT PLANS
                             8515 E ORCHARD RD
                             GREENWOOD VLG, CO.  80111-5002
-----------------------------------------------------------------------------------------------------
Short-Term Bond Fund         NATIONAL FINANCIAL SERVICES CORP         463,252.56   A Shares     72.10%
                             EXCLUSIVE BENE OF OUR CUST
                             200 LIBERTY ST
                             ATTN  MUTUAL FUNDS DEPT
                             NEW YORK, NY.  10281-5503
-----------------------------------------------------------------------------------------------------
Short-Term Bond Fund         NATIONWIDE INSURANCE COMPANY            142,988.509   A Shares     22.26%
                             TRUST
                             PO BOX 182029
                             C/O IPO PORTFOLIO ACCOUNTING
                             COLUMBUS, OH.  43218-2029
-----------------------------------------------------------------------------------------------------
Short-Term Bond Fund         NATIONAL FINANCIAL SERVICES CORP      2,053,693.337   L Shares     98.48%
                             EXCLUSIVE BENE OF OUR CUST
                             200 LIBERTY ST
                             ATTN  MUTUAL FUNDS DEPT
                             NEW YORK, NY.  10281-5503
-----------------------------------------------------------------------------------------------------
Short-Term Bond Fund         TRUSTMAN                             26,361,774.093   T Shares     93.89%
                             SUNTRUST BANKS
                             P O BOX 105870
                             ATLANTA, GA.  30348-5870
-----------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
FUND                       NAME AND ADDRESS                            NUMBER OF SHARES      CLASS        % OF CLASS
---------------------------------------------------------------------------------------------------------------------
Short-Term Bond Fund       SUNTRUST BANK
                           VARIOUS BENEFIT PLANS                        1,425,430.346       T Shares         5.08%
                           8515 E ORCHARD RD
                           GREENWOOD VLG,  CO.  80111-5002
---------------------------------------------------------------------------------------------------------------------

Short-Term U.S.            NATIONAL FINANCIAL SERVICES CORP
Treasury Securities Fund   EXCLUSIVE BENE OF OUR CUST
                           200 LIBERTY ST                                1,057,475.63       A Shares        86.29%
                           ATTN  MUTUAL FUNDS DEPT
                           NEW YORK, NY.  10281-5503
---------------------------------------------------------------------------------------------------------------------

Short-Term U.S.            NATIONWIDE INSURANCE COMPANY
Treasury Securities Fund   TRUST
                           PO BOX 182029                                  125,319.103       A Shares        10.23%
                           C/O IPO PORTFOLIO ACCOUNTING
                           COLUMBUS, OH.  43218-2029
---------------------------------------------------------------------------------------------------------------------

Short-Term U.S.            NATIONAL FINANCIAL SERVICES CORP
Treasury Securities Fund   EXCLUSIVE BENE OF OUR CUST
                           200 LIBERTY ST                              4,962,024.5041       L Shares        98.82%
                           ATTN  MUTUAL FUNDS DEPT
                           NEW YORK, NY.  10281-5503
---------------------------------------------------------------------------------------------------------------------

Short-Term U.S.            TRUSTMAN                                     6,638,738.144       T Shares        75.31%
Treasury Securities Fund   SUNTRUST BANKS
                           P O BOX 105870
                           ATLANTA, GA.  30348-5870
---------------------------------------------------------------------------------------------------------------------

Short-Term U.S.            CENCO                                        1,519,466.952       T Shares        17.24%
Treasury Securities Fund   AMG 7TH FLOOR
                           PO BOX 10566
                           BIRMINGHAM, AL.  35296-0566
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
FUND                       NAME AND ADDRESS                            NUMBER OF SHARES      CLASS        % OF CLASS
---------------------------------------------------------------------------------------------------------------------
Short-Term U.S.            SUNTRUST BANK                                  656,799.365       T Shares         7.45%
Treasury Securities Fund   VARIOUS BENEFIT PLANS
                           8515 E ORCHARD RD
                           GREENWOOD VLG, CO.  80111-5002
---------------------------------------------------------------------------------------------------------------------
Small Cap Growth Stock     NATIONAL FINANCIAL SERVICES CORP               840,769.456       A Shares        38.89%
Fund                       EXCLUSIVE BENE OF OUR CUST
                           200 LIBERTY ST
                           ATTN  MUTUAL FUNDS DEPT
                           NEW YORK, NY.  10281-5503
---------------------------------------------------------------------------------------------------------------------
Small Cap Growth Stock     DAVENPORT COMPANY LLC                          595,107.679       A Shares        27.53%
Fund                       ANNE H BOOTH IRA
                           3129 SCOTTSVILLE RD
                           CHARLOTTESVLE, VA.  22902-7427
---------------------------------------------------------------------------------------------------------------------
Small Cap Growth Stock     NATIONWIDE INSURANCE COMPANY                   187,121.425       A Shares         8.66%
Fund                       TRUST
                           PO BOX 182029
                           C/O IPO PORTFOLIO ACCOUNTING
                           COLUMBUS, OH  43218-2029
---------------------------------------------------------------------------------------------------------------------
Small Cap Growth Stock     NATIONAL FINANCIAL SERVICES CORP             1,696,954.093       L Shares        85.75%
Fund                       EXCLUSIVE BENE OF OUR CUST
                           200 LIBERTY ST
                           ATTN  MUTUAL FUNDS DEPT
                           NEW YORK, NY.  10281-5503
---------------------------------------------------------------------------------------------------------------------
Small Cap Growth Stock     TRUSTMAN                                    32,651,387.997       T Shares        85.47%
Fund                       SUNTRUST BANKS
                           P O BOX 105870
                           ATLANTA, GA.  30348-5870
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
FUND                       NAME AND ADDRESS                            NUMBER OF SHARES      CLASS        % OF CLASS
---------------------------------------------------------------------------------------------------------------------
Small Cap Growth Stock     SUNTRUST BANK                                3,183,111.633       T Shares   `     8.33%
Fund                       VARIOUS BENEFIT PLANS
                           8515 E ORCHARD RD
                           GREENWOOD VLG, CO.  80111-5002
---------------------------------------------------------------------------------------------------------------------
Small Cap Value Equity     NATIONAL FINANCIAL SERVICES CORP               241,378.205       A Shares        98.13%
Fund                       EXCLUSIVE BENE OF OUR CUST
                           200 LIBERTY ST
                           ATTN  MUTUAL FUNDS DEPT
                           NEW YORK, NY.  10281-5503
---------------------------------------------------------------------------------------------------------------------
Small Cap Value Equity     NATIONAL FINANCIAL SERVICES CORP             2,352,110.774       L Shares        96.92%
Fund                       EXCLUSIVE BENE OF OUR CUST
                           200 LIBERTY ST
                           ATTN  MUTUAL FUNDS DEPT
                           NEW YORK, NY.  10281-5503
---------------------------------------------------------------------------------------------------------------------

Small Cap Value Equity     TRUSTMAN                                     29,182,411.72       T Shares        82.01%
Fund                       SUNTRUST BANKS
                           P O BOX 105870
                           ATLANTA, GA.  30348-5870
---------------------------------------------------------------------------------------------------------------------
Small Cap Value Equity     SUNTRUST BANK                                4,783,551.908       T Shares        13.44%
Fund                       VARIOUS BENEFIT PLANS
                           8515 E ORCHARD RD
                           GREENWOOD VLG, CO.  80111-5002
---------------------------------------------------------------------------------------------------------------------
Strategic Income Fund      NATIONAL FINANCIAL SERVICES CORP               409,896.221       A Shares        98.25%
                           EXCLUSIVE BENE OF OUR CUST
                           200 LIBERTY ST
                           ATTN  MUTUAL FUNDS DEPT
                           NEW YORK, NY.  10281-5503
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
FUND                       NAME AND ADDRESS                            NUMBER OF SHARES      CLASS        % OF CLASS
---------------------------------------------------------------------------------------------------------------------
Strategic Income Fund      NATIONAL FINANCIAL SERVICES CORP             9,505,760.986       L Shares        98.10%
                           EXCLUSIVE BENE OF OUR CUST
                           200 LIBERTY ST
                           ATTN  MUTUAL FUNDS DEPT
                           NEW YORK, NY.  10281-5503
---------------------------------------------------------------------------------------------------------------------
Strategic Income Fund      TRUSTMAN                                    10,675,863.075       T Shares        99.93%
                           SUNTRUST BANKS
                           P O BOX 105870
                           ATLANTA, GA.  30348-5870
---------------------------------------------------------------------------------------------------------------------
Strategic Quantitative     NATIONAL FINANCIAL SERVICES CORP                 16,525.16       A Shares        93.46%
Equity Fund                EXCLUSIVE BENE OF OUR CUST
                           200 LIBERTY ST
                           ATTN  MUTUAL FUNDS DEPT
                           NEW YORK, NY.  10281-5503
---------------------------------------------------------------------------------------------------------------------

Strategic Quantitative     JESSE A MOHNEY                                   1,157.141       A Shares         6.54%
Equity Fund                7000 FOX GLOVE LN
                           TALLAHASSEE, FL.  32312-3644
---------------------------------------------------------------------------------------------------------------------
Strategic Quantitative     NATIONAL FINANCIAL SERVICES CORP               133,003.102       L Shares        99.14%
Equity Fund                EXCLUSIVE BENE OF OUR CUST
                           200 LIBERTY ST
                           ATTN  MUTUAL FUNDS DEPT
                           NEW YORK, NY.  10281-5503
---------------------------------------------------------------------------------------------------------------------
Strategic Quantitative     TRUSTMAN                                       6,047,739.6        T Shares       99.99%
Equity Fund                SUNTRUST BANKS
                           P O BOX 105870
                           ATLANTA, GA.  30348-5870
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
FUND                       NAME AND ADDRESS                            NUMBER OF SHARES      CLASS        % OF CLASS
---------------------------------------------------------------------------------------------------------------------
Tax Exempt Money Market    NATIONAL FINANCIAL SERVICES CORP            280,125,394.49       A Shares        98.41%
Fund                       EXCLUSIVE BENE OF OUR CUST
                           200 LIBERTY ST
                           ATTN  MUTUAL FUND DEPARTMENT
                           NEW YORK, NY  10281-5503
---------------------------------------------------------------------------------------------------------------------
Tax Exempt Money Market    SUNTRUST BANK                               981,302,516.38       T Shares       100.00%
Fund                       MAIL CENTER 3133
                           P O BOX 105504
                           ATTN SUSAN GRIDER
                           ATLANTA, GA.  30348-5504
---------------------------------------------------------------------------------------------------------------------
Tax Sensitive Growth       NATIONAL FINANCIAL SERVICES CORP                28,202.717       A Shares       100.00%
Stock Fund                 EXCLUSIVE BENE OF OUR CUST
                           200 LIBERTY ST
                           ATTN  MUTUAL FUNDS DEPT
                           NEW YORK, NY.  10281-5503

---------------------------------------------------------------------------------------------------------------------
Tax Sensitive Growth       NATIONAL FINANCIAL SERVICES CORP             3,679,216.043       L Shares        96.67%
Stock Fund                 EXCLUSIVE BENE OF OUR CUST
                           200 LIBERTY ST
                           ATTN  MUTUAL FUNDS DEPT
                           NEW YORK, NY.  10281-5503
---------------------------------------------------------------------------------------------------------------------

Tax Sensitive Growth       TRUSTMAN                                     5,034,958.358       T Shares        98.96%
Stock Fund                 SUNTRUST BANKS
                           P O BOX 105870
                           ATLANTA, GA. 30348-5870
---------------------------------------------------------------------------------------------------------------------
U.S. Government            NATIONAL FINANCIAL SERVICES CORP               758,290.826       A Shares        91.20%
Securities Fund            EXCLUSIVE BENE OF OUR CUST
                           200 LIBERTY ST
                           ATTN  MUTUAL FUNDS DEPT
                           NEW YORK, NY.  10281-5503
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
FUND                       NAME AND ADDRESS                            NUMBER OF SHARES      CLASS        % OF CLASS
---------------------------------------------------------------------------------------------------------------------
U.S. Government            NATIONAL FINANCIAL SERVICES CORP             1,566,789.871       L Shares        99.41%
Securities Fund            EXCLUSIVE BENE OF OUR CUST
                           200 LIBERTY ST
                           ATTN  MUTUAL FUNDS DEPT
                           NEW YORK, NY.  10281-5503
---------------------------------------------------------------------------------------------------------------------
U.S. Government            TRUSTMAN                                    25,443,368.674       T Shares        89.27%
Securities Fund            SUNTRUST BANKS
                           P O BOX 105870
                           ATLANTA, GA.  30348-5870
---------------------------------------------------------------------------------------------------------------------
U.S. Government            SUNTRUST BANK                                2,794,134.493       T Shares         9.80%
Securities Fund            VARIOUS BENEFIT PLANS
                           8515 E ORCHARD RD
                           GREENWOOD VLG, CO.  80111-5002
---------------------------------------------------------------------------------------------------------------------
U.S. Government            NATIONAL FINANCIAL SERVICES CORP            212,622,298.27       A Shares        92.50%
Securities Money Market    EXCLUSIVE BENE OF OUR CUST
Fund                       200 LIBERTY ST
                           ATTN  MUTUAL FUNDS DEPARTMENT
                           NEW YORK, NY.  10281-5503
---------------------------------------------------------------------------------------------------------------------
U.S. Government            SUNTRUST BANK                               532,455,587.61       T Shares        86.95%
Securities Money Market    MAIL CENTER 3133
Fund                       PO BOX 105504
                           ATTN SUSAN GRIDER
                           ATLANTA, GA. 30348-5504
---------------------------------------------------------------------------------------------------------------------
U.S. Government            SUNTRUST BANK                               79,892,776.436       T Shares        13.05%
Securities Money Market    VARIOUS BENEFIT PLANS
Fund                       8515 E ORCHARD RD
                           GREENWOOD VLG, CO.  80111-5002


---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
FUND                       NAME AND ADDRESS                            NUMBER OF SHARES      CLASS        % OF CLASS
---------------------------------------------------------------------------------------------------------------------
U.S. Treasury              NATIONAL FINANCIAL SERVICES CORP                 401,086.48      A Shares       100.00%
Securities Money Market    EXCLUSIVE BENE OF OUR CUST
Fund                       200 LIBERTY ST
                           ATTN  MUTUAL FUNDS DEPT
                           NEW YORK, NY. 10281-5503

---------------------------------------------------------------------------------------------------------------------
U.S. Treasury              SUNTRUST BANK                              1,265,370,984.33      T Shares        99.04%
Securities Money Market    MAIL CENTER 3133
Fund                       P O BOX 105504
                           ATTN SUSAN GRIDER
                           ATLANTA, GA.  30348-5504
---------------------------------------------------------------------------------------------------------------------
Value Income Stock Fund    NATIONAL FINANCIAL SERVICES CORP              3,569,845.015      A Shares        57.40%
                           EXCLUSIVE BENE OF OUR CUST
                           200 LIBERTY ST
                           ATTN  MUTUAL FUNDS DEPT
                           NEW YORK, NY.  10281-5503
---------------------------------------------------------------------------------------------------------------------
Value Income Stock Fund    NATIONWIDE INSURANCE COMPANY                    496,509.121      A Shares         7.98%
                           TRUST
                           PO BOX 182029
                           C/O IPO PORTFOLIO ACCOUNTING
                           COLUMBUS, OH  43218-2029

---------------------------------------------------------------------------------------------------------------------
Value Income Stock Fund    NATIONAL FINANCIAL SERVICES CORP              4,483,576.952      L Shares        92.38%
                           EXCLUSIVE BENE OF OUR CUST
                           200 LIBERTY ST
                           ATTN  MUTUAL FUNDS DEPT
                           NEW YORK, NY.  10281-5503
---------------------------------------------------------------------------------------------------------------------
Value Income Stock Fund    TRUSTMAN                                     46,438,248.026      T Shares        73.31%
                           SUNTRUST BANKS
                           P O BOX 105870
                           ATLANTA, GA.  30348-5870

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
FUND                       NAME AND ADDRESS                            NUMBER OF SHARES      CLASS        % OF CLASS
---------------------------------------------------------------------------------------------------------------------
Value Income Stock Fund    SUNTRUST BANK                               11,717,198.479       T Shares        18.50%
                           VARIOUS BENEFIT PLANS
                           8515 E ORCHARD RD
                           GREENWOOD VLG, CO.  80111-5002
---------------------------------------------------------------------------------------------------------------------
Value Income Stock Fund    NISSAN MOTOR CORP USA 401K PLN RH03           5,184,674.09       T Shares         8.19%
                           STATE STREET BANK
                           PO BOX 1992
                           ATTN  CATHIE NOYES
                           BOSTON, MA.  02105-1992
---------------------------------------------------------------------------------------------------------------------
Virginia Intermediate      NATIONAL FINANCIAL SERVICES CORP               897,521.568       A Shares        86.42%
Municipal Bond Fund        EXCLUSIVE BENE OF OUR CUST
                           200 LIBERTY ST
                           ATTN  MUTUAL FUNDS DEPT
                           NEW YORK, NY.  10281-5503
---------------------------------------------------------------------------------------------------------------------

Virginia Intermediate      SEI CORPORATION                                      9.551       L Shares       100.00%
Municipal Bond Fund        1 FREEDOM VALLEY DR
                           ATTN ROB SILVESTRI
                           OAKS, PA.  19456
---------------------------------------------------------------------------------------------------------------------
Virginia Intermediate      TRUSTMAN                                    17,499,033.021       T Shares       100.00%
Bond Fund                  SUNTRUST BANKS
                           P O BOX 105870
                           ATLANTA, GA.  30348-5870
---------------------------------------------------------------------------------------------------------------------
Virginia Municipal Bond    NATIONAL FINANCIAL SERVICES CORP                 8,272.454       A Shares        99.89%
Fund                       EXCLUSIVE BENE OF OUR CUST
                           200 LIBERTY ST
                           ATTN  MUTUAL FUNDS DEPT
                           NEW YORK, NY.  10281-5503
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
FUND                       NAME AND ADDRESS                            NUMBER OF SHARES      CLASS        % OF CLASS
---------------------------------------------------------------------------------------------------------------------
Virginia Municipal Bond    NATIONAL FINANCIAL SERVICES CORP               799,005.452       L Shares        99.61%
Fund                       EXCLUSIVE BENE OF OUR CUST
                           200 LIBERTY ST
                           ATTN  MUTUAL FUNDS DEPT
                           NEW YORK, NY.  10281-5503
---------------------------------------------------------------------------------------------------------------------
Virginia Municipal Bond    TRUSTMAN                                     4,360,971.731       T Shares       100.00%
Fund                       SUNTRUST BANKS
                           P O BOX 105870
                           ATLANTA, GA. 30348-5870
---------------------------------------------------------------------------------------------------------------------
Virginia Tax-Free Money    NATIONAL FINANCIAL SERVICES CORP            108,349,667.88       A Shares       100.00%
Market Fund                EXCLUSIVE BENE OF OUR CUST
                           200 LIBERTY ST
                           ATTN  MUTUAL FUND DEPARTMENT
                           NEW YORK, NY.  10281-5503
---------------------------------------------------------------------------------------------------------------------
Virginia Tax-Free Money    SUNTRUST BANK                               163,257,146.39       T Shares        90.49%
Market Fund                MAIL CENTER 3133
                           P O BOX 105504
                           ATTN SUSAN GRIDER
                           ATLANTA, GA.  30348-5504
---------------------------------------------------------------------------------------------------------------------
Virginia Tax-Free Money    STI CLASSIC VA TAX FREE                       17,150,377.5       T Shares        9.51%
Market Fund                SUNTRUST CAPITAL MKTS
                           25TH FL MC 3906
                           ATTN JULIA HUGENOT
                           ATLANTA, GA.  30308-3201
---------------------------------------------------------------------------------------------------------------------

FINANCIAL STATEMENTS

The financial statements for the Trust's fiscal year ended May 31, 2004, including notes thereto and the reports of PricewaterhouseCoopers LLP thereon, are herein incorporated by reference. A copy of the 2004 Annual Report to Shareholders must accompany the delivery of this SAI.

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

The following descriptions are summaries of published ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 This is the highest category by Standard and Poor's Ratings Group (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 Issues rated Prime-1 (or supporting institutions) by Moody's Investor Services, Inc. ("Moody's) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

            -     Leading market positions in well-established industries.

            -     High rates of return on funds employed.

            - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

            - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

            - Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch, Inc. ("Fitch"). Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

The rating TBW-1 by Thomson BankWatch ("Thomson") indicates a very high likelihood that principal and interest will be paid on a timely basis.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-l. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the MIG-I/VMIG-2 group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

            - Amortization Schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note, and

            - Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the votes.

DESCRIPTION OF CORPORATE BOND RATINGS

S&P

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Moody's

Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in

Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the 1933 Act or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

Fitch

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

Thomson

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is extremely high. Bonds rated AA indicate a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB (the lowest investment-grade category) indicate an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

                                   APPENDIX B

[TRUSCO CAPITAL MANAGEMENT LOGO]

TRUSCO CAPITAL MANAGEMENT PROXY DISCLOSURE TO THE STI CLASSIC FUNDS SHAREHOLDERS

Dear Shareholders:

Securities and Exchange Commission rules under the Investment Advisers Act of 1940 and the Investment Company Act of 1940 address an investment adviser's fiduciary obligation to its clients when the adviser has authority to vote their proxies. Under our current contractual agreement, Trusco Capital Management, Inc. ("Trusco"), is authorized to vote proxies on behalf of the STI Classic Funds.

The rules require an investment company to adopt policies and procedures reasonably designed to ensure that the fund: 1) votes proxies in the best interests of clients; 2) discloses information about those policies and procedures and how to obtain copies; 3) discloses how clients may obtain information about proxy votes cast; and 4) maintains appropriate records relating to actual proxy voting.

The STI Classic Funds' board has delegated voting authority to Trusco and accordingly has adopted Trusco's proxy voting policies.

Trusco's existing Proxy Voting Committee ("Committee") is structured to seek to ensure compliance with all of the requirements. After an extensive review, the Committee determined that the use of a professional proxy voting agency would be the most efficient and effective course of action to accommodate certain portions of the regulations. The Committee conducted comprehensive due diligence of the most respected proxy voting agencies in the industry and chose to hire Institutional Shareholder Services ("ISS") as Trusco's agent to assist us with meeting the administrative, clerical and recordkeeping aspects of our fiduciary obligations.

Several of the determining factors in choosing ISS as an agent to provide such services included its excellent research tools and advanced, state of the art technical and system support.

The Committee recognizes that each proxy vote must be evaluated on its own merits. Factors such as a company's organizational structure, executive and operational management, structure of the board of directors, corporate culture and governance process, and the impact of economic, environmental and social implications remain key elements in all voting decisions.

To address material conflicts of interest, as defined by SEC regulations, involving Trusco relationships, the Committee will engage the services of an independent fiduciary voting service to vote on any proxies for securities for which the Committee determines a material conflict of interest exists so as to provide shareholders with the most beneficial and objective proxy voting possible.

Material conflicts might occur, for example, (1) in the case of securities of a company where a director or officer may serve as an independent director on Trusco's, SunTrust Banks, Inc. ("SunTrust") or a related SunTrust affiliate's board of directors or (2) where an issuer has substantial banking or other financial relationships with Trusco and/or SunTrust, or a SunTrust affiliate.

If the Committee engages an independent fiduciary voting service to perform the voting analysis, ISS, as our agent for administrative, clerical and recordkeeping proxy services, will then vote the shares according to the directions of the independent fiduciary. Trusco will have no power to participate in, alter or change the decision or final vote for any proxy matters entrusted to the properly appointed independent fiduciary.

Please be assured that although Trusco has engaged ISS to assist with physical proxy voting matters, we retain the primary obligation of proxy voting and will review all issues and actively monitor all information prior to determining each vote placed on behalf of shareholders. Trusco will continue to utilize available resources in order to make well-informed, qualified proxy vote decisions.

Further information, such as copies of Trusco's Proxy Policies and Procedures and voting records of the STI Classic Funds, may be obtained without charge by contacting the STI Classic Funds by telephone at 1-800-874-4770, Option 5 or by visiting www.sticlassicfunds.com. The policies and procedures are also available in the STI Classic Funds' Statement of Additional Information. Actual voting records will also be filed and available on the SEC's website.

Again, please know that, as with all matters relating to the STI Classic Funds, we at Trusco take our fiduciary proxy voting obligations very seriously, and will continue to do our utmost to protect the interests of each and every shareholder.

Regards,

Trusco Capital Management, Inc.

                                                                         07/2004

                  TRUSCO CAPITAL MANAGEMENT, INC PROXY POLICY

                                POLICY STATEMENT

Trusco Capital Management, Inc. ("Trusco") has a Proxy Committee ("Committee") that is responsible for establishing policies and procedures designed to ensure the firm ethically and effectively discharges its fiduciary obligation to vote all applicable proxies on behalf of all discretionary client accounts and mutual funds. The Committee will annually (or more often if needed) review, reaffirm and amend guidelines, strategies and proxy policies for all domestic and international clients, funds and product lines.

Trusco, after an extensive review of service providers including size, experience and independence, has contracted with Institutional Shareholder Services ("ISS") as its agent to provide administrative, clerical, and functional and recordkeeping services and support related to the firm's proxy voting processes/procedures, which include, but are not limited to:

      1. Collection and coordination of proxy material from each custodian for each Trusco client's account, including Trusco's mutual fund clients.

      2. Facilitating the mechanical act of proxy voting, reconciliation, and disclosure for each Trusco client's accounts, including Trusco's mutual fund clients, in accordance with Trusco's proxy policies and the Committee's direction.

      3. Required record keeping and voting record retention of all Trusco proxy voting on behalf Trusco's clients, including Trusco's mutual fund clients.

As reflected in our specific Trusco proxy policies, the Committee will affirmatively vote proxies for proposals that, as interpreted, are deemed to be in the best economic interest of its clients as shareholders and beneficiaries to those actions.

The Committee will, at all times, retain the ability to consider client specific preferences and/or develop and apply criteria unique to its client base and product lines, where appropriate. This information will, as needed, be communicated to ISS as agent to ensure that the relative shares proxies will be voted accordingly. The Committee has reviewed ISS capabilities as agent for the services above and is confident in its abilities to effectively provide these services. The Committee will monitor such capability on an ongoing basis.

               AN INDEPENDENT, OBJECTIVE APPROACH TO PROXY ISSUES

In the absence of express contractual provisions to the contrary, the Committee will vote proxies for all Trusco discretionary investment management clients and Trusco managed mutual funds, such as the STI Classic Funds.

As indicated above, the Committee utilizes the services of an independent third party agent, ISS, to assist with facilitating the administrative, clerical, functional and recordkeeping duties and to assist in managing certain aspects of our proxy obligations. Accordingly, Trusco maintains proxy policies for U.S. domestic and global proxy voting issues, as well as guidelines applicable to "Taft Hartley" plans and relationships. ERISA accounts will be voted in accordance with the U.S. domestic proxy policy as it is an ERISA based policy.

Trusco provides and maintains the following standard proxy voting policies:

-     Trusco U.S. Domestic Proxy Policy (an ERISA based policy)

-     Trusco Taft Hartley Proxy Policy

-     Trusco Global/International Proxy Policy

Brief summaries and extended summaries are available for the Trusco Taft Hartley Proxy Policy and the Trusco Global/International Proxy Policy; and full complete versions of all of these policies are available as described below.

The Committee will obtain and review all information regarding each issuer's proxy related material as it recognizes that there may not be one decision that is right for all situations and that each proxy vote must be evaluated on its own merits. Although this typically means that some proxy issues are voted on a case-by-case basis, the Committee utilizes the firm's pre-determined proxy voting policies and guidelines whenever possible to ensure consistency and relevancy with the overall proxy voting process. For example, some factors that are considered include an in-depth look at each company's organizational structure; executive and operating management styles, board of directors structure, corporate culture and governance processes, implicit and explicit social and economic product benefits, and the impact or economic implications of the available alternatives.

                              EXCEPTIONS TO POLICY

The guidelines as outlined herein generally do not apply where Trusco has contracted discretionary investment management and the authority to vote shares to a properly appointed subadvisor such as may be the case in some managed, separate, or wrap accounts.

In those situations proxy votes cast by the subadvisor will be governed by the subadvisor's own proxy voting policies and procedures. The Committee will annually review the sub advisor's proxy voting policies and procedures.

Trusco will retain voting responsibilities for its mutual fund clients unless it specifically delegates proxy voting responsibility to a properly appointed subadvisor.

                             CONFLICTS OF INTEREST

Due to its diversified client base, numerous product lines, independent board of directors, and affiliation with SunTrust Banks, Inc., and its affiliates, occasions may from time to time arise in which the Committee believes that a potential conflict exists in connection with a proxy vote based on the SEC guidelines. In such instances, the Committee will review the potential conflict to determine if it is material.Examples of material conflicts of interest that may arise include those where the shares to be voted involve:

      1. Common stock of SunTrust Banks, Inc., The Coca-Cola Company, Inc., Coca-Cola Enterprises, Inc., and/or other public corporate issuers with which either Trusco or SunTrust Banks, Inc. or its affiliates, may have a similar on-going non-investment management associated relationship.

      2. An issuer with a director, officer or employee who presently serves as an independent director on the board of Trusco or SunTrust Banks, Inc. or any of its affiliates.

      3. An issuer having substantial and numerous banking, investment or other financial relationships with Trusco, SunTrust Banks, Inc. or its affiliates.

      4. A direct common stock ownership position of five percent (5%) or greater held individually by Trusco or in conjunction with SunTrust Banks, Inc. and/or its affiliates

Although Trusco utilizes a pre-determined proxy voting policy, a conflict of interest could be deemed to be material. In this case, the Committee will determine the most fair and reasonable procedure to be followed in order to properly address all conflict concerns. The Committee may employ one or more of the options listed below:

1.    Retain an independent fiduciary to vote the shares.

2. Send the proxy material to the client (in the case of mutual funds, the funds' shareholders) so he or she may vote the proxies.

Although Trusco does its best to alleviate or diffuse known conflicts, there is no guarantee that all situations have been or will be mitigated through proxy policy incorporation.

                           SECURITIES LENDING PROGRAM

Trusco also manages assets for several clients (including mutual funds, such as the STI Classic Funds) who engage in "security lending" programs. Security lending is where the clients or funds loan stock in their accounts or portfolio to various broker-dealers and collect interest based on the underlying value of the position. Consistent with SEC guidelines, the Committee will generally refrain from voting securities loaned out under this type of lending arrangement when the costs and lost revenue to the client or fund combined with the administrative effects of retrieving the securities outweigh the benefit of voting the proxy. In addition, the Committee must make a good-faith determination that the individual proxy ballot decisions would not materially impact the portfolio manager's desire to retain the position in the portfolio, and that the entire position of loaned shares' votes would not significantly affect the overall voting outcome. If any factor is determined to be material by the Committee, Trusco will initiate a total recall of the shares on loan to vote accordingly.

                             ADDITIONAL INFORMATION

TRUSCO CLIENTS:

Extended summaries of TRUSCO CAPITAL MANAGEMENT, INC.'S U.S. DOMESTIC PROXY POLICY (an ERISA based policy), TAFT HARTLEY PROXY POLICY, and GLOBAL/INTERNATIONAL PROXY POLICY and voting records are available to clients upon request. (Complete copies are quite voluminous but are also available.) For this information, or to obtain information about specific voting issues, please contact Trusco Capital Management, Inc, Attn: Proxy Voting Committee Administrator, 50 Hurt Plaza, 14th Floor, Atlanta, Georgia, 30303, by telephone at 404.827.6177, or via e-mail at: PMP.operations@truscocapital.com.

STI CLASSIC FUNDS SHAREHOLDERS:

The above information as it relates to the STI Classic Funds is available to fund shareholders by contacting the STI Classic Funds by telephone at 1-800-874-4770, Option 5 or by visiting www.sticlassicfunds.com.

                                                                         02/2004

                            TRUSCO CAPITAL MANAGEMENT
                      TAFT-HARTLEY PROXY VOTING GUIDELINES

The Trusco Capital Management Taft-Hartley Voting Policy is based upon the AFL-CIO Proxy Voting Guidelines, which comply with all the fiduciary standards delineated by the U.S. Department of Labor.

Taft-Hartley client accounts are governed by the Employee Retirement Income Security Act (ERISA). ERISA sets forth the tenets under which pension fund assets must be managed and invested. Proxy voting rights have been declared by the Department of Labor to be valuable plan assets and therefore must be exercised in accordance with the fiduciary duties of loyalty and prudence. The duty of loyalty requires that the voting fiduciary exercise proxy voting authority solely in the economic interest of participants and plan beneficiaries. The duty of prudence requires that decisions be made based on financial criteria and that a clear process exists for evaluating proxy issues.

The Trusco Taft-Hartley voting policy was carefully crafted to meet those requirements by promoting long-term shareholder value, emphasizing the "economic best interests" of plan participants and beneficiaries. Trusco will assess the short-term and long-term impact of a vote and will promote a position that is consistent with the long-term economic best interests of plan members embodied in the principle of a "worker-owner view of value."

Our guidelines address a broad range of issues, including election of directors, executive compensation, proxy contests, auditor ratification, and tender offer defenses - all significant voting items that affect long-term shareholder value. In addition, these guidelines delve deeper into workplace issues that may have an impact on corporate performance, including:

      -     Corporate policies that affect job security and wage levels;

      - Corporate policies that affect local economic development and stability;

      -     Corporate responsibility to employees and communities; and

      -     Workplace safety and health issues.

All votes will be reviewed on a case-by-case basis, and no issues will be considered strictly routine. Each issue will be considered in the context of the company under review. In other words, proxy voting guidelines are just that - guidelines. When company-specific factors are taken into account, every proxy voting decision becomes a case-by-case decision. Keeping in mind the concept that no issue is considered "routine", outlined in the following pages are general voting parameters for various types of proxy voting issues (when there are no company-specific reasons for voting to the contrary).

I) BOARD OF DIRECTORS PROPOSALS

Electing directors is the single most important stock ownership right that shareholders can exercise. The board of directors is responsible for holding management accountable to performance standards on behalf of the shareholders. Trusco holds directors to a high standard when voting on their election, qualifications, and compensation.

Votes on entire board of directors take into account factors that include:

      -     Company performance relative to its peers;

      -     Lack of majority independent board;

      -     Board diversity;

      - Executive compensation-related (excessive salaries/bonuses/pensions, stock option repricing, misallocation of corporate funds, etc.);

      -     Failure of board to respond to majority shareholder votes.

Votes on individual director nominees are made on a case-by-case basis, taking into account factors that include:

      -     Poor attendance;

      - Independence of the key board committees (audit, compensation, and nominating);

      -     Performance of the key board committees;

      -     Failure to establish key board committees; and

      -     Interlocking directorships.

CEO SERVING AS CHAIRMAN: a principal function of the board is to monitor management, and a fundamental responsibility of the chairman is to monitor the company's CEO.

Generally vote FOR proposals recommending that the positions of chairman and CEO be combined. . Several considerations for a joint position include::

- Designated lead director appointed from the ranks of the independent board members with clearly delineated duties

-     Majority of independent directors on board

-     Independent key committees

-     Committee chairpersons nominated by the independent directors

-     Established governance guidelines

-     Company performance and structure

-     Effectiveness of senior officers and board members.

Generally vote AGAINST proposals recommending that the positions of chairman and CEO be separate and distinct positions held by 2 different individuals. Approximately 60 percent of companies in both the S&P 500 and Russell 3000 have joint chairman and CEO positions, and there is no absolute proof that separating the positions provides shareholders with more security in how the company is run. In addition, a jointly held Chair/CEO position represents: continuity; a true hands-on vision oriented dedication to moving the company forward; and provides shareholders with a more unified understanding of how the company will continue.

INDEPENDENT DIRECTORS: Trusco believes that a board independent of management is of critical value to safeguard a company and its shareholders.

Board independence helps ensure that directors carry out their duties in an objective manner and without manager interference to select, monitor, and compensate management. We will cast votes in a manner consistent with supporting and reinforcing this philosophy. Independence is evaluated upon factors including: past or current employment with the company or its subsidiaries; the provision of consulting services; familial relationships; board interlocks; and service with a non-profit that receives contributions from the company.

We vote FOR proposals that request that the board and/or its audit, compensation, and nominating committees be comprised of a majority of independent directors. We WITHHOLD votes from entire boards that are not majority-independent.

BOARD STRUCTURE: Trusco supports the principle that all directors should be accountable to shareholder vote on an annual basis. A classified board is a board divided into separate classes (typically three), with only one class of nominees coming up to vote at the annual meeting each year. As a result, shareholders are only able to vote a single director approximately once every three years. Good corporate governance practice supports annually elected boards. We vote FOR classified boards when the issue comes up for vote.

CUMULATIVE VOTING: Under a cumulative voting scheme, shareholders are permitted to have one vote per share for each director to be elected and may apportion these votes among the director candidates in any manner they wish. This voting method allows minority shareholders to influence the outcome of director contests by "cumulating" their votes for one nominee, thereby creating a measure of independence from management control. Trusco votes FOR proposals to allow cumulative voting and votes AGAINST proposals to eliminate it.

POISON PILLS: Shareholder rights plans, more commonly known as poison pills, are warrants issued to shareholders allowing them to purchase shares from the company at a price far below market value when a certain ownership threshold has been reached, thereby effectively preventing a takeover. Poison pills can entrench management and give the board veto power over takeover bids, thereby altering the balance of power between shareholders and management. While we evaluate poison pills on a case-by-case basis depending on a company's particular set of circumstances, Trusco generally votes FOR proposals to eliminate or redeem poison pills. We vote FOR shareholder proposals to submit a company's poison pill to shareholder vote.

PROPOSALS ON BOARD INCLUSIVENESS: Trusco votes FOR shareholder proposals asking a company to make efforts to seek more women and minority group members for service on the board. A more diverse group of directors benefits shareholders and the company.

II) CAPITAL STRUCTURE

INCREASE AUTHORIZED COMMON STOCK: corporations seek shareholder approval to increase their supply of common stock for a variety of business reasons. We vote FOR proposals to increase authorized common stock when management has provided a specific justification for the increase, evaluating proposals on a case-by-case basis. We believe that an increase of up to 50 percent is enough to allow a company to meet its capital needs. We vote AGAINST proposals to increase an authorization by more than 50 percent unless management provides compelling reasons for the increase.

DUAL CLASS STRUCTURES: Trusco does not support dual share class structures. Incumbent management can use a dual class structure to gain unequal voting rights. A separate class of shares with superior voting rights can allow management to concentrate its power and insulate itself from the majority of its shareholders. An additional drawback is the added cost and complication of maintaining the two class system. We will vote FOR a one share, one vote capital structure, and we will vote AGAINST the creation or continuation of dual class structures.

III) RATIFYING AUDITORS

Ratifying auditors is no longer a routine procedure. Accounting scandals at companies such as Enron and WorldCom underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. A study by Richard Frankel, Marilyn Johnson, and Karen Nelson found that the ratio of non-audit fees to total fees paid is negatively associated with stock market returns on the filing date, indicating that investors associate non-audit fees "with lower quality audits and, by implication, lower quality earnings." This study also found that companies that pay high non-audit fees are more likely to engage in earnings management.

Auditors are the backbone upon which a company's financial health is measured, and auditor independence is essential for rendering objective opinions upon which investors then rely. When an auditor is paid more in consulting fees than for auditing, its relationship with the company is left open to conflicts of interest. Because accounting scandals evaporate shareholder value, any proposal to ratify auditors is examined for potential conflicts of interest, with particular attention to the fees paid to the auditor. We vote AGAINST ratification of a company's auditor if it receives more than one-quarter of its total fees for consulting. We support shareholder proposals to ensure auditor independence.

IV) MERGERS, ACQUISITIONS, AND TRANSACTIONS

Trusco votes for corporate transactions that take the high road to competitiveness and company growth. Trusco believes that structuring merging companies to build long-term relationships with a stable and quality work force and preserving good jobs creates long-term company value. We oppose corporate transactions which indiscriminately layoff workers and shed valuable competitive resources.

Factors taken into account for mergers and acquisitions include:

      -     Impact on shareholder value;

      -     Potential synergies;

      -     Corporate governance and shareholder rights;

      -     Fairness opinion;

      -     Offer price (cost vs. premium); and

      -     Impact on community stakeholders and workforce employees.

REINCORPORATION: Trusco reviews proposals to change a company's state of incorporation on a case-by-case basis. We vote FOR proposals to reincorporate in another state when the company has provided satisfactory business reasons and there is no significant reduction in shareholder rights. We vote AGAINST proposals to reincorporate that reduce shareholder rights. In cases of offshore reincorporations to tax havens, among other factors, we evaluate the effect upon any and all legal recourse of shareholders in a new jurisdiction, potential harm to company brands and image, and any actual, qualified economic benefit.

V) EXECUTIVE COMPENSATION

STOCK OPTION PLANS: Trusco supports compensating executives at a reasonable rate and believes that executive compensation should be strongly correlated to performance. Stock option and other forms of compensation should be performance-based with an eye toward improving shareholder value. Well-designed stock option plans align the interests of executives and shareholders by providing that executives benefit when stock prices rise as the company -- and shareholders -- prosper together.

Many plans sponsored by management provide goals so easily attained that executives can realize massive rewards even though shareholder value is not necessarily created. Stock options that are awarded selectively and excessively can dilute shareholders' share value and voting power. In general, Trusco supports plans that are offered at fair terms to executives who satisfy well-defined performance goals. We evaluate option plans on a case-by-case basis, taking into consideration factors including: offer price, dilution to outstanding share value, dilution to share voting power, and the presence of any repricing provisions. We support plans that retain tax deductibility through the use of performance goals and oppose plans whose award size exceeds the tax deduction limit.

Trusco votes FOR option plans that provide legitimately challenging performance targets that truly motivate executives in the pursuit of excellent performance. Likewise, we vote AGAINST plans that offer unreasonable benefits to executives that are not available to any other shareholders.

STOCK OPTION EXPENSING: A recent long-term study of stock option awards found that there was no correlation whatsoever between executive stock ownership and company performance. Given stock option's accounting treatment of not being charged as an expense against earnings, options have provided the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives an incentive to inflate their company's earnings or make irresponsibly optimistic forecasts in order to cash in on options in hand. Trusco supports shareholder resolutions calling for stock option grants to be treated as an expense.

PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY: Trusco votes FOR shareholder proposals that seek additional disclosure of executive and director pay information (current SEC requirements only call for the disclosure of the top five most highly compensated executives and only if they earn more than $100,000 in salary and benefits). We vote FOR shareholder proposals that seek to eliminate outside directors' retirement benefits. We review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay. This includes shareholder proposals that seek to link executive compensation to customer, employee, or stakeholder satisfaction.

GOLDEN PARACHUTES: golden parachutes are designed to protect the senior level employees of a corporation in the event of a change-in-control. Under most golden parachute agreements, senior level management employees receive a lump sum pay-out triggered by a change-in-control at usually two to three times base salary. These severance agreements grant extremely generous benefits to well-paid executives and most often offer no value to shareholders. Trusco votes FOR shareholder proposals to have all golden parachute agreements submitted for shareholder ratification, and we generally vote AGAINST all proposals to ratify golden parachutes.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS): Trusco generally votes FOR ESOPs which allow a company's employees to acquire stock in the company at a slight discount. Such plans help link employees' self-interest to the interests of the shareholders, thereby benefiting the company, its customers, and shareholders and creating long-term company value.

VI) SOCIAL AND ENVIRONMENTAL ISSUES

Increasingly, shareholders are presenting proposals related to company environmental practices, workplace practices, social issues and sustainability goals. Trusco provides specific narrative explanations for votes on these types of shareholder proposals. Trusco evaluates shareholder proposals on a case-by-case basis to determine if they are in the best economic interests of the plan participants and beneficiaries. Trusco clients select investment strategies and criteria for their portfolios. Trusco views its responsibility to protect plan beneficiary economic interests through the use of the proxy. To meet this obligation, Trusco votes consistent with the economic best interests of the participants and beneficiaries to create "high road" shareholder and economic value.

In most cases, Trusco supports proposals that request management to report to shareholders information and practices that would help in evaluating the company's operations. In order to be able to intelligently monitor their investments, shareholders often need information best provided by the company itself. Trusco supports proposals that seek management compliance with shareholder interests to ensure that shareholders are fully informed about actions harmful to society with special attention to the company's legal and ethical obligations, impact on company profitability, and the potential negative publicity for disreputable practices.

CERES PRINCIPLES: the CERES Principles, formulated by the Coalition of Environmentally Responsible Economies, require signing companies to address environmental issues, including protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction. Evidence suggests that environmentally conscious companies may realize long-term savings by implementing programs to pollute less and conserve resources while realizing good public relations and new marketing opportunities. Moreover, the reports that are required of signing companies provide shareholders with more information concerning topics they may deem relevant to their company's financial well-being. Many companies have voluntarily adopted these principles and proven that environmental sensitivity makes good business sense. Trusco supports proposals that improve a company's public image, reduce exposure to liabilities, and establish standards so that environmentally responsible companies and markets are not at a competitive financial disadvantage. Trusco votes FOR the adoption of the CERES Principles and FOR reporting to shareholders on environmental issues.

CORPORATE CONDUCT, HUMAN RIGHTS, AND LABOR CODES: Trusco generally supports proposals that call for the adoption and/or enforcement of clear principles or codes of conduct relating to countries in which there are systematic violations of human rights. These conditions include the use of slave, child, or prison labor, undemocratically elected governments, widespread reports by human rights advocates, fervent pro-democracy protests, and/or economic sanctions and boycotts.

Many proposals refer to the seven core conventions, commonly referred to as the "Declaration on Fundamental Principles and Rights At Work," ratified by the International Labor Organization (ILO). The seven conventions fall under four broad categories: i) Right to organize and bargain collectively; ii) Nondiscrimination in employment; iii) Abolition of forced labor; and iv) End of child labor. Each of the 180 member nations of the ILO body are bound to respect and promote these rights to the best of their abilities. Trusco supports the principles and codes of conduct relating to company investment in countries with patterns of human rights abuses (Northern Ireland, Columbia, Burma, former Soviet Union, and China). Trusco votes FOR proposals to implement and report on ILO codes of conduct.

02/2004

TRUSCO CAPITAL MANAGEMENT GLOBAL PROXY VOTING GUIDELINES

Following is a concise summary of general policies for voting global proxies. In addition, Trusco has country- and market-specific policies, which are not captured below.

FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS

Vote FOR approval of financial statements and director and auditor reports, unless:

      - there are concerns about the accounts presented or audit procedures used; or

      - the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

APPOINTMENT OF AUDITORS AND AUDITOR COMPENSATION

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

      - there are serious concerns about the accounts presented or the audit procedures used;

      -     the auditors are being changed without explanation; or

      - nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

APPOINTMENT OF INTERNAL STATUTORY AUDITORS

Vote FOR the appointment or reelection of statutory auditors, unless:

      - there are serious concerns about the statutory reports presented or the audit procedures used;

      - questions exist concerning any of the statutory auditors being appointed; or

      - the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ALLOCATION OF INCOME

Vote FOR approval of the allocation of income, unless:

- the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

- the payout is excessive given the company's financial position.

STOCK (SCRIP) DIVIDEND ALTERNATIVE

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

AMENDMENTS TO ARTICLES OF ASSOCIATION

Vote amendments to the articles of association on a CASE-BY-CASE basis.

CHANGE IN COMPANY FISCAL TERM

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

AMEND QUORUM REQUIREMENTS

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

TRANSACT OTHER BUSINESS

Vote AGAINST other business when it appears as a voting item.

DIRECTOR ELECTIONS

Vote FOR management nominees in the election of directors, unless:

- there are clear concerns about the past performance of the company or the board; or

- the board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed)

DIRECTOR COMPENSATION

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

DISCHARGE OF BOARD AND MANAGEMENT

Vote FOR discharge of the board and management, unless:

- there are serious questions about actions of the board or management for the year in question; or

- legal action is being taken against the board by other shareholders.

DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

BOARD STRUCTURE

Vote FOR proposals to fix board size.

Vote FOR the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

SHARE ISSUANCE REQUESTS

GENERAL ISSUANCES:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

SPECIFIC ISSUANCES:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

INCREASES IN AUTHORIZED CAPITAL

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

- the specific purpose of the increase (such as a share-based acquisition or merger) does not meet Trusco's guidelines for the purpose being proposed; or

- the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

Vote AGAINST proposals to adopt unlimited capital authorizations.

REDUCTION OF CAPITAL

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BYCASE basis.

CAPITAL STRUCTURES

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

PREFERRED STOCK

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets Trusco's guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BYCASE basis.

DEBT ISSUANCE REQUESTS

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets Trusco's guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

PLEDGING OF ASSETS FOR DEBT

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

INCREASE IN BORROWING POWERS

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

SHARE REPURCHASE PLANS:

Vote FOR share repurchase plans, unless:

- clear evidence of past abuse of the authority is available; or

- the plan contains no safeguards against selective buybacks.

REISSUANCE OF SHARES REPURCHASED:

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE:

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

REORGANIZATIONS/RESTRUCTURINGS:

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

MERGERS AND ACQUISITIONS:

Vote FOR mergers and acquisitions, unless:

- the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

- the company's structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

MANDATORY TAKEOVER BID WAIVERS:

Vote proposals to waive mandatory takeover bid requirements on a CASE-BYCASE basis.

REINCORPORATION PROPOSALS:

Vote reincorporation proposals on a CASE-BY-CASE basis.

EXPANSION OF BUSINESS ACTIVITIES:

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

RELATED-PARTY TRANSACTIONS:

Vote related-party transactions on a CASE-BY-CASE basis.

COMPENSATION PLANS:

Vote compensation plans on a CASE-BY-CASE basis.

ANTITAKEOVER MECHANISMS:

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

SHAREHOLDER PROPOSALS:

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

                      PROXY VOTING POLICIES ADOPTED 4/19/04
                        TRUSCO CAPITAL MANAGEMENT, INC.


---------------------------------------------------------------------------------------------------------------------------------
Number        CHAPTER        SECTION           BALLOT ITEM/ PROPOSAL                                                      Vote
                                               [F=FOR, A=AGAINST, W=WITHHOLD, C=CASE BY CASE]
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
      1.0. Operational    Adjourn Meeting     To provide management with the authority to adjourn an annual or              F
           Items                              special meeting.
---------------------------------------------------------------------------------------------------------------------------------
      1.1. Operational    Amend Quorum        To reduce quorum requirements for shareholder meetings below a                A
           Items          Requirements        majority of the shares outstanding.
---------------------------------------------------------------------------------------------------------------------------------
      1.2. Operational    Amend Minor         To make housekeeping changes (updates or corrections) to bylaw or             F
           Items          Bylaws              charter.
---------------------------------------------------------------------------------------------------------------------------------
      1.3. Operational    Change Company      To change the corporate name.                                                 F
           Items          Name
---------------------------------------------------------------------------------------------------------------------------------
      1.4. Operational    Date, Time, or      Management proposals to change the date/time/location of the annual           F
           Items          Location of         meeting.
                          Annual Meeting
---------------------------------------------------------------------------------------------------------------------------------
      1.5. Operational     Date, Time, or     Shareholder proposals To change the date/time/location of the annual          A
           Items          Location of         meeting.
                          Annual Meeting
---------------------------------------------------------------------------------------------------------------------------------
      1.6. Operational    Auditors            To ratify auditors.                                                           F
           Items
---------------------------------------------------------------------------------------------------------------------------------
      1.7. Operational    Auditors            Shareholder proposals asking companies to prohibit their auditors from        A
           Items                              engaging in non-audit services.
---------------------------------------------------------------------------------------------------------------------------------
      1.8. Operational    Auditors            Shareholder proposals to require audit firm rotation.                         A
           Items
---------------------------------------------------------------------------------------------------------------------------------
      1.9. Operational    Transact Other      To approve other business when it appears as voting item.                     A
           Items          Business
---------------------------------------------------------------------------------------------------------------------------------
      2.0. Board          Voting on           Director nominees who are not described below.                                F
           of             Director Nominees
           Directors      in Uncontested
                          Elections
---------------------------------------------------------------------------------------------------------------------------------
      2.1. Board          Voting on           Director nominees who have Implement or renewed a dead-hand or                W
           of             Director Nominees   modified dead-hand poison pill.
           Directors      in Uncontested
                          Elections
---------------------------------------------------------------------------------------------------------------------------------
      2.2. Board          Voting on           Director nominees who have ignored a shareholder proposal that is             W
           of             Director Nominees   approved by a majority of the votes cast for two consecutive years.
           Directors      in Uncontested
                          Elections
---------------------------------------------------------------------------------------------------------------------------------
      2.3. Board          Voting on           Director nominees who have failed to act on takeover offers where the         W
           of             Director Nominees   majority of the shareholders tendered their shares.
           Directors      in Uncontested
                          Elections
---------------------------------------------------------------------------------------------------------------------------------
       2.4.Board          Voting on           Director nominees who enacted egregious corporate governance policies or      W
           of             Director            failed to replace management as appropriate.
           Directors      Nominees in
                          Uncontested
                          Elections
---------------------------------------------------------------------------------------------------------------------------------
      2.5. Board          Age Limits          To limit the tenure of outside directors either through term limits           A
           of                                 or mandatory retirement ages.
           Directors
---------------------------------------------------------------------------------------------------------------------------------
      2.6. Board          Board Size          To fix the board size or designate a range for the board size.                F
           of
           Directors
---------------------------------------------------------------------------------------------------------------------------------
      2.7. Board          Board Size          To give management the ability to alter the size of the board outside of      A
           of                                 a specified range without shareholder approval.
           Directors
---------------------------------------------------------------------------------------------------------------------------------
      2.8. Board          Classification/     MANAGEMENT and shareholder proposals to classify the board.                   F
           of             Declassification
           Directors      of the Board
---------------------------------------------------------------------------------------------------------------------------------
      2.9. Board          Classification/     MANAGEMENT and shareholder proposals to repeal classified boards and to       A
           of             Declassification    elect all directors annually.
           Directors      of the Board
---------------------------------------------------------------------------------------------------------------------------------
     2.10. Board          Cumulative Voting   To eliminate cumulative voting.                                               F
           of
           Directors
---------------------------------------------------------------------------------------------------------------------------------
     2.11. Board          Cumulative Voting   To restore or permit cumulative voting.                                       A
           of
           Directors
---------------------------------------------------------------------------------------------------------------------------------

                      PROXY VOTING POLICIES ADOPTED 4/19/04
                        TRUSCO CAPITAL MANAGEMENT, INC.



---------------------------------------------------------------------------------------------------------------------------
 NUMBER       CHAPTER     SECTION         BALLOT ITEM / PROPOSAL                                                     VOTE
                                          [F=FOR, A=AGAINST, W=WITHHOLD, C=CASE BY CASE]
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
      2.12. Board of     Director and     Proposals on director and officer indemnification and liability             C
            Directors    Officer          protection not particularly described below.
                         Indemnification
                         and
                         Liability
                         Protection
---------------------------------------------------------------------------------------------------------------------------
      2.13. Board of    Director and      To eliminate entirely directors' and officers' liability for                A
            Directors   Officer           monetary damages for violating the duty of care.
                        Indemnification
                        and
                        Liability
                        Protection
---------------------------------------------------------------------------------------------------------------------------
      2.14. Board of    Director and      To expand coverage beyond just legal expenses to acts, such as              A
            Directors   Officer           negligence, that are more serious violations of fiduciary obligation
                        Indemnification   than mere carelessness.
                        and
                        Liability
                        Protection
---------------------------------------------------------------------------------------------------------------------------
      2.15. Board of    Director and      To expand coverage in cases when a director's or officer's legal defense    F
            Directors   Officer           was unsuccessful if: (1) the director was found to have acted in good
                        Indemnification   faith and in a mannerthat he reasonably believed was in the best and
                        Liability         interests of the company, and (2) only if the director's legal
                        Protectin         expenses Liability would be covered.
---------------------------------------------------------------------------------------------------------------------------
      2.16. Board of    Establish/Amend   To establish or amend director qualifications.                              A
            Directors   Nominee
                        Qualifications
---------------------------------------------------------------------------------------------------------------------------
      2.17. Board of    Establish/Amend   Shareholder proposals requiring two candidates per board seat.              A
            Directors   Nominee
                        Qualifications
---------------------------------------------------------------------------------------------------------------------------
      2.18. Board of    Filling           To provide that directors may be removed only for cause.                    A
            Directors   Vacancies/
                        Removal of
                        Directors
---------------------------------------------------------------------------------------------------------------------------
      2.19. Board of    Filling           To restore shareholder ability to remove directors with or without cause.   F
            Directors   Vacancies/
                        Removal of
                        Directors
---------------------------------------------------------------------------------------------------------------------------
      2.20. Board of    Filling           To provide that only continuing directors may elect replacements to fill    A
            Directors   Vacancies/        board vacancies.
                        Removal of
                        Directors
---------------------------------------------------------------------------------------------------------------------------
      2.21. Board of    Filling           To permit shareholders to elect directors to fill board vacancies.          F
            Directors   Vacancies/ of
                        Removal
                        Directors
---------------------------------------------------------------------------------------------------------------------------
      2.22. Board of    Independent       To recommend that the positions of chairman and CEO be combined.            F
            Directors   Chairman
                        (Separate
                        Chairman/ CEO)
---------------------------------------------------------------------------------------------------------------------------
      2.23. Board of    Independent       To recommend that the positions of chairman and CEO be separate and         A
            Directors   Chairman          distinct positions held by 2 different individuals.
                        (Separate
                        Chairman/CEO)
---------------------------------------------------------------------------------------------------------------------------
      2.24. Board of    Majority of       Shareholder proposals to require that a majority or more of directors be    F
            Directors   Independent       independent.
                        Directors/
                        Establishment
                        of Committees
---------------------------------------------------------------------------------------------------------------------------
      2.25. Board of    Majority of       Shareholder proposals asking that board audit, compensation, and/or         A
            Directors   Independent       nominating committees be composed exclusively of independent directors.
                        Directors/
                        Establishment
                        of Committees
---------------------------------------------------------------------------------------------------------------------------
      2.26  Board of    Open Access       Shareholder proposals asking for open access.                               A
            Directors
---------------------------------------------------------------------------------------------------------------------------
      2.27. Board       Stock             Shareholder proposals that mandate a minimum amount of stock that           A
            of          Ownership         directors must own in order to qualify as a director or to remain on
            Directors   Requirements      the board.
---------------------------------------------------------------------------------------------------------------------------
      2.28. Board       Stock             Shareholder proposals asking that the company adopt a holding or            A
            of          Ownership         retention period for its executives (for holding stock after the vesting
            Directors   Requirements      or exercise of equity awards).
---------------------------------------------------------------------------------------------------------------------------

                      PROXY VOTING POLICIES ADOPTED 4/19/04
                        TRUSCO CAPITAL MANAGEMENT, INC.


---------------------------------------------------------------------------------------------------------------------------
NUMBER       CHAPTER       SECTION         BALLOT ITEM / PROPOSAL                                                  VOTE
                                           [F=FOR, A=AGAINST, W=WITHHOLD, C=CASE BY CASE]
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
      2.29. Board of      Term Limits      Shareholder or management proposals to limit the tenure of outside        A
            Directors                      directors.
---------------------------------------------------------------------------------------------------------------------------
       3.0. Proxy         Voting for       Votes in a contested election of directors.                               C
            Contests      Director
                          Nominees in
                          Contested
                          Elections
---------------------------------------------------------------------------------------------------------------------------
       3.1. Proxy         Reimbursing      To reimburse proxy solicitation expenses.                                 C
            Contests      Solicitation
                          Expenses
---------------------------------------------------------------------------------------------------------------------------
       3.2. Proxy         Confidential     Shareholder proposals requesting that corporations adopt confidential     A
            Contests      Voting           voting, use independent vote tabulators and use independent inspectors of election.
---------------------------------------------------------------------------------------------------------------------------
       3.3. Proxy         Confidential     Management proposals to adopt confidential voting.                        A
            Contests      Voting
---------------------------------------------------------------------------------------------------------------------------
       4.0. Antitakeover  Advance Notice   Advance notice proposals.                                                 F
            Defenses      Requirements
            and           for Shareholder
            Voting        Proposals/
            Related       Nominations
            Issues
---------------------------------------------------------------------------------------------------------------------------
       4.1. Antitakeover  Amend Bylaws     Proposals giving the board exclusive authority to amend the bylaws.       F
            Defenses      without
            and           Shareholder
            Voting        Consent
            Related
            Issues
---------------------------------------------------------------------------------------------------------------------------
       4.2. Antitakeover  Amend Bylaws     Proposals giving the board the ability to amend the bylaws in            F
            Defenses      without          addition to shareholders.
            and           Shareholder
            Voting        Consent
            Related
            Issues
---------------------------------------------------------------------------------------------------------------------------
       4.3. Antitakeover  Poison Pills     Shareholder proposals that ask a company to submit its poison pill       F
            Defenses                       for shareholder ratification.
            and
            Voting
            Related
            Issues
---------------------------------------------------------------------------------------------------------------------------
       4.4. Antitakeover  Poison Pills     Shareholder proposals asking that any future pill be put                 F
            Defenses                       to a shareholder vote.
            and
            Voting
            Related
            Issues
---------------------------------------------------------------------------------------------------------------------------
       4.5. Antitakeover  Poison Pills     Management proposals to ratify a poison pill.                             C
            Defenses
            and
            Voting
            Related
            Issues
---------------------------------------------------------------------------------------------------------------------------
       4.6. Antitakeover  Shareholder      To restrict or prohibit shareholder ability to take action by written     A
            Defenses      Ability to Act   consent.
            and           by Written
            Voting        Consent
            Related
            Issues
---------------------------------------------------------------------------------------------------------------------------
       4.7. Antitakeover  Shareholder      To allow or make easier shareholder action by written consent.            F
            Defenses      Ability to Act
            and           by Written
            Voting        Consent
            Related
            Issues
---------------------------------------------------------------------------------------------------------------------------
       4.8. Antitakeover   Shareholder     To restrict or prohibit shareholder ability to call special meetings.     A
            Defenses      Ability to
            and           Call Special
            Voting        Meetings
            Related
            Issues
---------------------------------------------------------------------------------------------------------------------------
       4.9. Antitakeover   Shareholder     To remove restrictions on the right of shareholders to act                F
            Defenses      Ability to       independently of management.
            and           Call Special
            Voting        Meetings
            Related
            Issues
---------------------------------------------------------------------------------------------------------------------------
      4.10. Antitakeover                   To require a supermajority shareholder vote.                              A
            Defenses      Supermajority
            and           Requirements
            Voting
            Related
            Issues
---------------------------------------------------------------------------------------------------------------------------

                      PROXY VOTING POLICIES ADOPTED 4/19/04
                        TRUSCO CAPITAL MANAGEMENT, INC.



------------------------------------------------------------------------------------------------------------------------------
    NUMBER   CHAPTER         SECTION     BALLOT ITEM / PROPOSAL [F=FOR, A=AGAINST,                                     VOTE
                                        W=WITHHOLD, C=CASE BY CASE]
------------------------------------------------------------------------------------------------------------------------------
     4.11. Antitakeover                     To lower supermajority vote requirements.                                  F
           Defenses          Supermajority
           and Voting        Vote
           Related           Requirements
           Issues
--------------------------------------------------------------------------------------------------------------------------
     5.0.  Mergers           Appraisal      To restore, or provide shareholders with, rights of appraisal.             A
           and               Rights
           Corporate
           Restructurings
--------------------------------------------------------------------------------------------------------------------------
     5.1.  Mergers           Asset          On asset purchase proposals.                                               C
           and               Purchases
           Corporate
           Restructurings
--------------------------------------------------------------------------------------------------------------------------
     5.2.  Mergers           Asset Sales    Asset sales.                                                               C
           and
           Corporate
           Restructurings
--------------------------------------------------------------------------------------------------------------------------
     5.3.  Mergers           Bundled        Bundled or "conditioned" proxy proposals                                   C
           and               Proposals
           Corporate
           Restructurings
--------------------------------------------------------------------------------------------------------------------------
     5.4.  Mergers           Conversion     Proposals regarding conversion of securities, absent penalties or          C
           and               of             likely bankruptcy.
           Corporate         Securities
           Restructurings
--------------------------------------------------------------------------------------------------------------------------
     5.5.  Mergers           Conversion     Proposals regarding conversion of securities, if it is expected that the   F
           and               of             company will be subject to onerous penalties or will be forced to file
           Corporate         Securities     for bankruptcy if the transaction is not approved.
           Restructurings
--------------------------------------------------------------------------------------------------------------------------
     5.6.  Mergers           Corporate      Proposals to increase common and/or preferred shares and to issue          C
           and               Reorganization shares as part of a debt restructuring plan, absent likely bankruptcy.
           Corporate
           Restructurings
--------------------------------------------------------------------------------------------------------------------------
     5.7.  Mergers           Corporate      Proposals to increase common and/or preferred shares and to issue          F
           and               Reorganization shares as part of a debt restructuring plan where bankruptcy is likely
           Corporate                        if the transaction is not approved.
           Restructurings
--------------------------------------------------------------------------------------------------------------------------
      5.8. Mergers           Formation      To form a holding company.                                                 C
           and               of Holding
           Corporate         Company
           Restructurings
--------------------------------------------------------------------------------------------------------------------------
     5.9.  Mergers           Going          To make the company private rather than public.                            C
           and               Private
           Corporate         Transactions
           Restructurings    (LBOs and
                             Minority
                             Squeeze-outs)
--------------------------------------------------------------------------------------------------------------------------
     5.10. Mergers           Joint          To form joint ventures.                                                    C
           and               Ventures
           Corporate
           Restructurings
--------------------------------------------------------------------------------------------------------------------------
     5.11. Mergers           Liquidations   To liquidate when bankruptcy is not likely.                                C
           and
           Corporate
           Restructurings
--------------------------------------------------------------------------------------------------------------------------
     5.12. Mergers           Liquidations  To liquidate when bankruptcy is likely.                                     F
           and
           Corporate
           Restructurings
--------------------------------------------------------------------------------------------------------------------------
     5.13. Mergers           Mergers and    To merge with or acquire another company.                                  C
           and               Acquisitions/
           Corporate         Issuance of
           Restructurings    Shares to
                             Facilitate
                             Merger or
                             Acquisition
--------------------------------------------------------------------------------------------------------------------------
     5.14. Mergers           Private        To issue a private placement security when bankruptcy is not likely        C
           and               Placements/
           Corporate         Warrants/
           Restructurings    Convertible
                             Debentures
--------------------------------------------------------------------------------------------------------------------------

                      PROXY VOTING POLICIES ADOPTED 4/19/04
                        TRUSCO CAPITAL MANAGEMENT, INC.




-----------------------------------------------------------------------------------------------------------------------------------
NUMBER       CHAPTER        SECTION     BALLOT ITEM / PROPOSAL [F=FOR, A=AGAINST,                                            VOTE
                                        W=WITHHOLD, C=CASE BY CASE]
-----------------------------------------------------------------------------------------------------------------------------------
     5.15. Mergers           Private                To issue a private placement security when bankruptcy is not likely.     F
           and               Placements/
           Corporate         Warrants/Convertible
           Restructurings    Debentures
-----------------------------------------------------------------------------------------------------------------------------------
     5.16. Mergers           Spin-offs              To spin off a unit or line of business.                                  C
           and
           Corporate
           Restructurings
-----------------------------------------------------------------------------------------------------------------------------------
     5.17. Mergers           Value                  To maximize shareholder value by hiring a financial advisor to explore   C
           and               Maximization           strategic alternatives, selling the company or liquidating the company
           Corporate         Proposals              and distributing the proceeds to shareholders.
           Restructurings
-----------------------------------------------------------------------------------------------------------------------------------
     6.0.  State of          Control                To opt out of control share acquisition statutes.                        F
           Incorporation     Share
                             Acquisition
                             Provisions
-----------------------------------------------------------------------------------------------------------------------------------
     6.1.  State of          Control                To amend the charterto include control share acquisition provisions.     A
           Incorporation     Share
                             Acquisition
                             Provisions
-----------------------------------------------------------------------------------------------------------------------------------
     6.2.  State of          Control                To restore voting rights to the control shares.                          F
           Incorporation     Share
                             Acquisition
                             Provisions
-----------------------------------------------------------------------------------------------------------------------------------
     6.3.  State of          Control                To opt out of control share cash out statutes.                           F
           Incorporation     Share Cash
                             out
                             Provisions
-----------------------------------------------------------------------------------------------------------------------------------
     6.4.  State of          Disgorgement           To opt out of state disgorgement provisions.                             F
           Incorporation     Provisions
-----------------------------------------------------------------------------------------------------------------------------------
     6.5.  State of          Fair Price             To adopt fair price provisions.                                          C
           Incorporation     Provisions
-----------------------------------------------------------------------------------------------------------------------------------
     6.6.  State of          Fair Price             To adopt fair price provisions with shareholder                          A
           Incorporation     Provisions             vote requirements greater than a majority
                                                    of disinterested shares.
-----------------------------------------------------------------------------------------------------------------------------------
      6.7. State of          Freeze Out             Proposals to opt out of state freeze out provisions.                     F
           Incorporation
-----------------------------------------------------------------------------------------------------------------------------------
      6.8. State of          Green mail             To adopt anti-greenmail charter of bylaw amendments or otherwise         F
           Incorporation                            restrict a company's ability to make greenmail payments.
-----------------------------------------------------------------------------------------------------------------------------------
      6.9. State of          Green mail             To adopt anti-greenmail proposals when they are bundled with other       C
           Incorporation                             charter or bylaw amendments.
-----------------------------------------------------------------------------------------------------------------------------------
     6.10. State of          Reincorporation        To change a company's state of incorporation.                            C
           Incorporation     Proposals
-----------------------------------------------------------------------------------------------------------------------------------
     6,11. State of          Stakeholder            To consider non-shareholder constituencies or other non-financial        A
           Incorporation     Provisions             effects when evaluating a merger or business combination.
-----------------------------------------------------------------------------------------------------------------------------------
     6.12. State of          State                  To opt in or out of state takeover statutes (including control           C
           Incorporation     Anti-takeover          share acquisition statutes, control share cash-out statutes, freeze
                             Statutes               out provisions, fair price provisions,
                                                    stakeholder laws, poison pill
                                                    endorsements, severance pay and labor
                                                    contract provisions, anti greenmail
                                                    provisions, and disgorgement
                                                    provisions).
-----------------------------------------------------------------------------------------------------------------------------------
     7.0.  Capital           Adjustments            Management proposals to reduce or eliminate the par value of common      F
           Structure         to Par                 stock.
                             Value of
                             Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
      7.1. Capital           Common                 To increase the number of shares of common stock authorized for          C
           Structure         Stock                  issuance.
                             Authorization
-----------------------------------------------------------------------------------------------------------------------------------
      7.2. Capital           Common                 To increase the number of authorized shares of the class of stock that   C
           Structure         Stock                  has superior voting rights.
                             Authorization
-----------------------------------------------------------------------------------------------------------------------------------
      7.3. Capital           Common                 To approve increases beyond the allowable increase when a company's      F
           Structure         Stock                  shares are in danger of being de-listed or if a company's ability to
                             Authorization          continue to operate as a going concern is uncertain.
-----------------------------------------------------------------------------------------------------------------------------------
      7.4. Capital           Dual-class             Proposals to create a new class of common stock with superior voting     A
           Structure         Stock                  rights.
-----------------------------------------------------------------------------------------------------------------------------------

                      PROXY VOTING POLICIES ADOPTED 4/19/04
                        TRUSCO CAPITAL MANAGEMENT, INC.




-----------------------------------------------------------------------------------------------------------------------------------
NUMBER       CHAPTER        SECTION                 BALLOT ITEM / PROPOSAL [F=FOR, A=AGAINST,                                VOTE
                                                    W=WITHHOLD, C=CASE BY CASE]
-----------------------------------------------------------------------------------------------------------------------------------
     7.5.  Capital           Dual-class             To create a new class of nonvoting or sub-voting common stock if:        F
           Structure         Stock                  It is intended for financing purposes with minimal or no dilution to current shareholders. It is not designed to preserve the voting power of an insider or significant shareholder.
-----------------------------------------------------------------------------------------------------------------------------------
     7.6.  Capital           Issue Stock            To increase authorized common stock for the explicit purpose of          A
           Structure         for Use with           implementing a shareholder rights plan (poison pill).
                             Rights Plan
-----------------------------------------------------------------------------------------------------------------------------------
     7.7.  Capital           Preemptive             Shareholder proposals that seek preemptive rights.                       C
           Structure         Rights
-----------------------------------------------------------------------------------------------------------------------------------
     7.8.  Capital           Preferred              To authorizing the creation of new classes of preferred stock with       A
           Structure         Stock                  unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).
-----------------------------------------------------------------------------------------------------------------------------------
     7.9.  Capital           Preferred              To create "declawed" blank check preferred stock (stock that cannot be   F
           Structure         Stock                  used as a takeover defense).
-----------------------------------------------------------------------------------------------------------------------------------
     7.10. Capital           Preferred              To authorize preferred stock in cases where the company specifies the    F
           Structure         Stock                  voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable
-----------------------------------------------------------------------------------------------------------------------------------
     7.11. Capital           Preferred              To increase the number of blank check preferred stock authorized for     A
           Structure         Stock                  issuance when no shares have been issued or reserved for a specific purpose.
-----------------------------------------------------------------------------------------------------------------------------------
     7.12. Capital           Preferred              To increase the number of blank check preferred shares.                  F
           Structure         Stock
-----------------------------------------------------------------------------------------------------------------------------------
     7.13. Capital           Recapitalization       Recapitalizations (reclassifications of securities).                     C
           Structure
-----------------------------------------------------------------------------------------------------------------------------------
     7.14. Capital           Reverse Stock          Management proposals to implement a reverse stock split when the         F
           Structure         Splits                 number of authorized shares will be proportionately reduced.
-----------------------------------------------------------------------------------------------------------------------------------
     7.15. Capital           Reverse Stock          Management proposals to implement a reverse stock split to avoid         F
           Structure         Splits                 delisting.
-----------------------------------------------------------------------------------------------------------------------------------
     7.16. Capital           Reverse Stock          To implement a reverse stock split that do not proportionately reduce    C
           Structure         Splits                 the number of shares authorized.
-----------------------------------------------------------------------------------------------------------------------------------
     7.17. Capital           Share                  Management proposals to institute open-market share repurchase           F
           Structure         Repurchase             plans in which all shareholders may participate on equal terms.
                             Programs
-----------------------------------------------------------------------------------------------------------------------------------
     7.18. Capital           Stock                  Management proposals to increase the common share authorization for a    F
           Structure         Distributions:         stock split or share dividend, provided that the increase in authorized
                             Splits and Dividends   shares would not result in an excessive number of shares available for issuance.
-----------------------------------------------------------------------------------------------------------------------------------
     7.19. Capital           Tracking Stock         To authorize the creation of tracking stock.                             C
           Structure
-----------------------------------------------------------------------------------------------------------------------------------
     8.0.  Executive         Executive              To approve or disapprove executive compensation plans.                   C
           and               Compensation
           Director
           Compensation
-----------------------------------------------------------------------------------------------------------------------------------
     8.1.  Executive         Executive Compensation To approve compensation plans that expressly permit the re-pricing of    A
           and                                      underwater stock options without shareholder approval.
           Director
           Compensation
-----------------------------------------------------------------------------------------------------------------------------------
     8.2.  Executive         Executive              Plans in which the CEO participates if there is a disconnect between     A
           and               Compensation           the CEO's pay and company performance.
           Director
           Compensation
-----------------------------------------------------------------------------------------------------------------------------------
     8.3.  Executive         Director               Plans for directors.                                                     C
           and               Compensation
           Director
           Compensation
-----------------------------------------------------------------------------------------------------------------------------------
     8.4.  Executive         Stock Plans in         For plans which provide participants with the option of taking all       C
           and               Lieu of Cash           Executive or a portion of their cash compensation in the form of stock.
           Director
           Compensation
-----------------------------------------------------------------------------------------------------------------------------------
     8.5.  Executive         Stock Plans in         Plans which provide a dollar-for-dollar cash for stock exchange.         F
           and               Lieu of Cash
           Director
           Compensation
-----------------------------------------------------------------------------------------------------------------------------------
     8.6.  Executive         Stock Plans in         Plans which do not provide a dollar-for-dollar cash for stock exchange.  A
           and               Lieu of Cash
           Director
           Compensation
-----------------------------------------------------------------------------------------------------------------------------------

                      PROXY VOTING POLICIES ADOPTED 4/19/04
                        TRUSCO CAPITAL MANAGEMENT, INC.




-----------------------------------------------------------------------------------------------------------------------------------
NUMBER       CHAPTER        SECTION                 BALLOT ITEM / PROPOSAL [F=FOR, A=AGAINST,                                VOTE
                                                    W=WITHHOLD, C=CASE BY CASE]
-----------------------------------------------------------------------------------------------------------------------------------
     8.7.  Executive and     Director               Retirement plans for non-employee directors.                             A
           Director          Retirement
           Compensation      Plans
-----------------------------------------------------------------------------------------------------------------------------------
     8.8.  Executive and     Director               Shareholder proposals to eliminate retirement plans for non-employee     F
           Director          Retirement             directors.
           Compensation      Plans
-----------------------------------------------------------------------------------------------------------------------------------
     8.9.  Executive and     Management             On management proposals seeking approval to re-price options.            A
           Director          Proposals
           Compensation      Seeking
                             Approval to
                             Re-price
                             Options
-----------------------------------------------------------------------------------------------------------------------------------
     8.10. Executive and     Voting                 Shareholder proposals to submit executive compensation to a vote.        A
           Director          on
           Compensation      Compensation
-----------------------------------------------------------------------------------------------------------------------------------
     8.11. Executive and     Employee               Employee stock purchase plans not described below.                       C
           Director          Stock
           Compensatio       Purchase
                             Plans
-----------------------------------------------------------------------------------------------------------------------------------
     8.12. Executive and     Employee Stock         Employee stock purchase plans where all of the following apply:          F
           Director          Purchase Plans         - Purchase price is at least 85 percent of fair market value.
           Compensation                             - Offering period is 27 months or less.
-----------------------------------------------------------------------------------------------------------------------------------
     8.13. Executive and     Employee               Employee stock purchase plans where any of the following apply:          A
           Director          Stock Purchase         - Purchase price is less than 85 percent of fair market value, or
           Compensation      Plans                  - Purchase Offering period is greater than 27 months.
-----------------------------------------------------------------------------------------------------------------------------------
     8.14. Executive and     Incentive              Simply amend shareholder-approved compensation plans to include          F
           Director          Bonus                  administrative features or place a cap on the annual grants any one
           Compensation      Plans and              participant may receive to comply with the provisions of Section
                             Tax                    162(m).
                             Deductibility
                             Proposals
-----------------------------------------------------------------------------------------------------------------------------------
     8.15. Executive and     Incentive Bonus        To add performance goals to existing compensation plans to comply        F
           Director          Plans an               with the provisions of Section 162(m).
           Compensation      Tax
                             Deductibility
                             Proposals
-----------------------------------------------------------------------------------------------------------------------------------
     8.16. Executive and     Incentive Bonus        Plans to increase shares reserved and to qualify for favorable           F
           Director          Plans and              tax treatment under the  provisions of Section 162(m).
           Compensation      Tax
                             Deductibility
                             Proposals
-----------------------------------------------------------------------------------------------------------------------------------
     8.17. Executive and     Incentive              Cash or cash and stock bonus plans that are submitted to shareholders     F
           Director          Bonus                  for the purpose of exempting compensation from taxes under the
           Compensation      Plans and              and provisions of Section 162(m) if no increase in shares is requested.
                             Tax
                             Deductibility
                             Proposals
-----------------------------------------------------------------------------------------------------------------------------------
     8.18. Executive and     Employee               To implement an ESOP or increase authorized shares for existing          F
           Director          Stock                  ESOPs, unless the number of shares allocated to the ESOP is
           Compensation      Ownership              excessive (more than five percent of outstanding shares.)
                             Plans
                             (ESOPs)
-----------------------------------------------------------------------------------------------------------------------------------
     8.19. Executive and     401 (k)                To implement a 401(k) savings plan for employees.                        F
           Director          Employee
           Compensation      Benefit
                             Plans
-----------------------------------------------------------------------------------------------------------------------------------
     8.20. Executive and     Shareholder            Shareholder proposals seeking additional disclosure of executive and     A
           Director          Proposals              director pay information.
           Compensation      Regarding
                             Executive
                             and Director
                             Pay
-----------------------------------------------------------------------------------------------------------------------------------
     8.21. Executive and     Shareholder            Shareholder proposals seeking to set absolute levels on compensation or  A
           Director          Proposals              otherwise dictate the amount or form of compensation.
           Compensation      Regarding
                             Executive
                             and Director
                             Pay
-----------------------------------------------------------------------------------------------------------------------------------
     8.22. Executive and     Shareholder            Shareholder proposals requiring director fees be paid in stock only.     A
           Director          Proposals
           Compensation      Regarding
                             Executive
                             and Director
                             Pay
-----------------------------------------------------------------------------------------------------------------------------------

                      PROXY VOTING POLICIES ADOPTED 4/19/04
                        TRUSCO CAPITAL MANAGEMENT, INC.


---------------------------------------------------------------------------------------------------------------------------------
Number        CHAPTER        SECTION           BALLOT ITEM/ PROPOSAL                                                      Vote
                                               [F=FOR, A=AGAINST, W=WITHHOLD, C=CASE BY CASE]
---------------------------------------------------------------------------------------------------------------------------------
                          Shareholder    Shareholder proposals to put option re-pricings to a shareholder vote.    F
      8.23.Executive      Proposals
           and            Regarding
           Director       Executive and
           Compensation   Director Pay

---------------------------------------------------------------------------------------------------------------------------
     8.24. Executive     Shareholder     For all other shareholder proposals regarding executive and director pay. C
           and           Proposals
           Director      Regarding
           Compensation  Executive and
                         Director Pay
---------------------------------------------------------------------------------------------------------------------------
     8.25. Executive     Option          Shareholder proposals asking the company to expense stock options.        A
           and           Expensing
           Director
           Compensation
---------------------------------------------------------------------------------------------------------------------------
     8.26. Executive     Performance     Shareholder proposals advocating the use of performance-based stock       A
           and           -Base           options (indexed, premium-priced, and performance-vested options).
           Director      Stock Options
           Compensation
---------------------------------------------------------------------------------------------------------------------------
     8.27. Executive     Golden          Shareholder proposals to require golden parachutes or executive           A
           and           Parachutes      severance agreements to be submitted for shareholder ratification.
           Director      and Executive
           Compensation  Severance
                         Agreements
---------------------------------------------------------------------------------------------------------------------------
     8.28. Executive     Golden          Proposals to ratify or cancel golden parachutes.                          C
           and           Parachutes
           Director      and Executive
           Compensation  Severance
                         Agreements
---------------------------------------------------------------------------------------------------------------------------
     8.29. Executive     Pension Plan    Shareholder proposals to exclude pension plan income in the               F
           and           Income          calculation of earnings used in determining executive bonuses/
           Director      Accounting      compensation.
           Compensation
---------------------------------------------------------------------------------------------------------------------------
     8.30. Executive     Supplemental    Shareholder proposals requesting to put extraordinary benefits            A
           and           Executive       contained in SERP agreements to a shareholder vote.
           Director      Retirement
           Compensation  Plans (SERPs)
---------------------------------------------------------------------------------------------------------------------------
      9.0. Social        CONSUMER        To phase out the use of animals in product testing.                       A
           and           ISSUES AND
           Environmental PUBLIC
           Issues        SAFETY:
                         Animal Rights
---------------------------------------------------------------------------------------------------------------------------
      9.1. Social        CONSUMER        To implement price restraints on pharmaceutical products.                 A
           and           ISSUES AND
           Environmental PUBLIC
           Issues        SAFETY: Drug
                         Pricing
---------------------------------------------------------------------------------------------------------------------------
      9.2. Social        CONSUMER        To voluntarily label genetically engineered (GE) ingredients in           A
           and           ISSUES AND      their products or alternatively to provide interim labeling and
           Environmental PUBLIC          eventually eliminate GE ingredients due to the costs and feasibility
           Issues        SAFETY:         of labeling and/or phasing out the use of GE ingredients.
                         Genetically
                         Modified
                         Foods
---------------------------------------------------------------------------------------------------------------------------
      9.3. Social        Genetically     A report on the feasibility of labeling products containing               A
           and           Modified        GE ingredients.
           Environmental Foods
           Issues
---------------------------------------------------------------------------------------------------------------------------
      9.4. Social        Genetically     A report on the financial, legal, and environmental impact of continued   A
           and           Modified        use of GE ingredients/seeds.
           Environmental Foods
           Issues
---------------------------------------------------------------------------------------------------------------------------
      9.5. Social        Genetically      Report on the health and environmental effects of genetically modified   A
           and           Modified        organisms (GMOs).
           Environmental Foods
           Issues
---------------------------------------------------------------------------------------------------------------------------
      9.6. Social        Genetically     To completely phase out GE ingredients from the company's products or     A
           and           Modified        proposals asking for reports outlining the steps necessary to eliminate
           Environmental Foods           GE ingredients from the company's products. Such resolutions presuppose
           Issues                        that there are proven health risks to GE ingredients.
---------------------------------------------------------------------------------------------------------------------------
      9.7. Social        CONSUMER         Reports on a company's policies aimed at curtailing gun violence in the  A
           and           ISSUES AND      United States.
           Environmental PUBLIC
           Issues        SAFETY:
                         Handguns
---------------------------------------------------------------------------------------------------------------------------

                      PROXY VOTING POLICIES ADOPTED 4/19/04
                         TRUSCO CAPITAL MANAGEMENT, INC.

------------------------------------------------------------------------------------------------------------------------------
    NUMBER    CHAPTER        SECTION       BALLOT ITEM / PROPOSAL                                                     VOTE
                                           [F=FOR, A=AGAINST, W=WITHHOLD, C=CASE BY CASE]
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
      9.8. Social and      CONSUMER        Reports outlining the impact of the health pandemic (HIV/AIDS, malaria      A
           Environmental   ISSUES AND      and tuberculosis) on the company's Sub-Saharan operations.
           Issues          PUBLIC
                           SAFETY:
                           HIV/AIDS
------------------------------------------------------------------------------------------------------------------------------
      9.9. Social and      HIV/AIDS        To establish, implement, and report on a standard of response to the        A
           Environmental                   HIV/AIDS, tuberculosis and malaria health pandemic in Africa and other
           Issues                          developing countries.
------------------------------------------------------------------------------------------------------------------------------
     9.10. Social and      CONSUMER        Reports on the company's procedures for preventing predatory lending,       A
           Environmental   ISSUES AND      including the establishment of a board committee for oversight.
           Issues          PUBLIC
                           SAFETY:
                           Predatory
                           Lending
------------------------------------------------------------------------------------------------------------------------------
     9.11. Social and      CONSUMER        Proposals seeking stronger product warnings.                                A
           Environmental   ISSUES AND
           Issues          PUBLIC
                           SAFETY:
                           Tobacco
------------------------------------------------------------------------------------------------------------------------------
     9.12. Social and      Tobacco         Proposals asking that the company's operating facilities be smoke-free.     A
           Environmental
           Issues
------------------------------------------------------------------------------------------------------------------------------
     9.13. Social and      Tobacco         Proposals dealing with product placement in stores or advertising to        A
           Environmental                   youth.
           Issues
------------------------------------------------------------------------------------------------------------------------------
     9.14. Social and      Tobacco         Proposals asking the company to cease production of tobacco-related         A
           Environmental                   products or cease selling products to tobacco companies.
           Issues
------------------------------------------------------------------------------------------------------------------------------
     9.15. Social and      Tobacco         Proposals to spin-off tobacco-related businesses.                           A
           Environmental
           Issues
------------------------------------------------------------------------------------------------------------------------------
     9.16. Social and      Tobacco         Proposals prohibiting investment in tobacco equities.                       A
           Environmental
           Issues
------------------------------------------------------------------------------------------------------------------------------
     9.17. Social and      ENVIRONMENT     Requests for reports outlining potential environmental damage from          A
           Environmental   AND             drilling in the Arctic National Wildlife Refuge (ANWR).
           Issues          ENERGY:
                           Arctic
                           National
                           Wildlife
                           Refuge
------------------------------------------------------------------------------------------------------------------------------
     9.18. Social and      ENVIRONMENT     Proposals to adopt the CERES Principles.                                    A
           Environmental   AND
           Issues          ENERGY:
                           CERES
                           Principles
------------------------------------------------------------------------------------------------------------------------------
     9.19. Social and      ENVIRONMENT     Proposals requests reports assessing economic risks of environmental        A
           Environmental   AND             pollution or climate change.
           Issues          ENERGY:
                           Environmental-
                           Economic
                           Risk
                           Report
------------------------------------------------------------------------------------------------------------------------------
     9.20. Social and      Environmental   Proposals for reports disclosing the company's environmental policies.      A
           Environmental   Reports
           Issues
------------------------------------------------------------------------------------------------------------------------------
     9.21. Social and      ENVIRONMENT     Proposals to make reports on the level of greenhouse gas emissions from     A
           Environmental   AND             the company's operations and products.
           Issues          ENERGY:
                           Global
                           Warming
------------------------------------------------------------------------------------------------------------------------------
     9.22. Social and      ENVIRONMENT     Proposals to adopt a comprehensive recycling strategy.                      A
           Environmental   AND
           Issues          ENERGY:
                           Recycling
------------------------------------------------------------------------------------------------------------------------------
     9.23. Social and      ENVIROMENT      Proposals to invest in renewable energy sources.                            A
           Environmental   AND ENERGY:
           Issues          Renewable
                           Energy
------------------------------------------------------------------------------------------------------------------------------
     9.24. Social and      Renewable       Requests for reports on the feasibility of developing renewable energy      A
           Environmental   Energy          sources.
           Issues
------------------------------------------------------------------------------------------------------------------------------
     9.25. Social and      ENVIRONMENT     Proposals to make report on its policies and practices related to           A
           Environmental   AND             social, environmental, and economic sustainability.
           Issues          ENERGY:
                           Sustainability
                           Report
------------------------------------------------------------------------------------------------------------------------------
     9.26. Social and      GENERAL         Proposals to affirm political nonpartisanship in the workplace.             A
           Environmental   CORPORATE
           Issues          ISSUES:
                           Charitable/
                           Political
                           Contributions
------------------------------------------------------------------------------------------------------------------------------
     9.27. Social and      Charitable/     Proposals to report or publish in newspapers the company's political        A
           Environmental   Political       contributions.
           Issues          Contributions
------------------------------------------------------------------------------------------------------------------------------

                      PROXY VOTING POLICIES ADOPTED 4/19/04
                         TRUSCO CAPITAL MANAGEMENT, INC.


------------------------------------------------------------------------------------------------------------------------------
    NUMBER    CHAPTER        SECTION       BALLOT ITEM / PROPOSAL                                                     VOTE
                                           [F=FOR, A=AGAINST, W=WITHHOLD, C=CASE BY CASE]
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
     9.28. Social and      Charitable/     Proposals to prohibit the company from making political contributions.      A
           Environmental   Political
           Issues          Contributions
------------------------------------------------------------------------------------------------------------------------------
     9.29. Social and      Charitable/     Proposals to restrict the company from making charitable contributions.     A
           Environmental   Political
           Issues          Contributions
------------------------------------------------------------------------------------------------------------------------------
     9.30. Social and      Charitable/     Proposals to publish a list of company executives, directors,               A
           Environmental   Political       consultants, legal counsels, lobbyists, or investment bankers that have
           Issues          Contributions   prior government service and whether such service had a bearing on the business of the company.
------------------------------------------------------------------------------------------------------------------------------
     9.31. Social and      GENERAL         Proposals to review ways of linking executive compensation to social        A
           Environmental   CORPORATE       factors.
           Issues          ISSUES: Link
                           Executive
                           Compensation
                           to Social
                           Performance
------------------------------------------------------------------------------------------------------------------------------
     9.32. Social and      LABOR           Proposals to implement the China Principles.                                A
           Environmental   STANDARDS
           Issues          AND HUMAN
                           RIGHTS:
                           China
                           Principles
------------------------------------------------------------------------------------------------------------------------------
     9.33. Social and      LABOR           Proposals to make reports detailing the company's operations in a           A
           Environmental   STANDARDS       particular country and steps to protect human rights.
           Issues          AND HUMAN
                           RIGHTS:
                           Country
                           specific
                           human rights
                           reports
------------------------------------------------------------------------------------------------------------------------------
     9.34. Social and      LABOR           Proposals to implement certain human rights standards at company            A
           Environmental   STANDARDS       facilities or those of its suppliers and to commit to outside,
           Issues          AND HUMAN       independent monitoring.
                           RIGHTS:
                           International
                           Codes of
                           Conduct/Vendor
                           Standards
------------------------------------------------------------------------------------------------------------------------------
     9.35. Social and      LABOR           Proposals to endorse or increase activity on the MacBride Principles.       A
           Environmental   STANDARDS
           Issues          AND HUMAN
                           RIGHTS:
                           MacBride
                           Principles
------------------------------------------------------------------------------------------------------------------------------
     9.36. Social and      MILITARY        Proposals to make reports on foreign military sales or offsets.             A
           Environmental   BUSINESS:
           Issues          Foreign
                           Military
                           Sales/Offsets
------------------------------------------------------------------------------------------------------------------------------
     9.37. Social and      MILITARY        Proposals asking the company to renounce future involvement in              A
           Environmental   BUSINESS:       antipersonnel landmine production.
           Issues          Landmines
                           and
                           Cluster
                           Bombs
------------------------------------------------------------------------------------------------------------------------------
     9.38. Social and      MILITARY        Proposals asking the company to cease production of nuclear weapons         A
           Environmental   BUSINESS:       components and delivery systems, including disengaging from current and
           Issues          Nuclear         proposed contracts.
                           Weapons
------------------------------------------------------------------------------------------------------------------------------
     9.39. Social and      MILITARY        Proposals asking the company to appoint a board committee review and        A
           Environmental   BUSINESS:       report outlining the company's financial and reputational risks from its
           Issues          Operations      operations in Iran.
                           in Nations
                           Sponsoring
                           Terrorism
                           (Iran)
------------------------------------------------------------------------------------------------------------------------------
     9.40. Social and      MILITARY        Proposals asking the company to make reports on a company's                 A
           Environmental   BUSINESS:       involvement in spaced-based weaponization.
           Issues          Spaced-Based
                           Weaponization
------------------------------------------------------------------------------------------------------------------------------
     9.41. Social and      WORKPLACE       Requests for reports on the company's efforts to diversify the board.       F
           Environmental   DIVERSITY:
           Issues          Board
                           Diversity
------------------------------------------------------------------------------------------------------------------------------
     9.42. Social and      WORKPLACE       Proposals asking the company to increase the representation of women and    C
           Environmental   DIVERSITY:      minorities on the board.
           Issues          Board
                           Diversity
------------------------------------------------------------------------------------------------------------------------------

                      PROXY VOTING POLICIES ADOPTED 4/19/04
                         TRUSCO CAPITAL MANAGEMENT, INC.

------------------------------------------------------------------------------------------------------------------------------
    NUMBER    CHAPTER        SECTION       BALLOT ITEM / PROPOSAL                                                     VOTE
                                           [F=FOR, A=AGAINST, W=WITHHOLD, C=CASE BY CASE]
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
     9.43.  Social         WORKPLACE       Proposals to increase regulatory oversight of EEO programs.                 A
            and            DIVERSITY:
            Environmental  Equal
            Issues         Employment
                           Opportunity
                           (EEO)
------------------------------------------------------------------------------------------------------------------------------
     9.44.  Social         WORKPLACE       To increase regulatory oversight of EEO programs and Glass Ceiling          A
            and            DIVERSITY:      proposals.
            Environmental  Glass Ceiling
            Issues
------------------------------------------------------------------------------------------------------------------------------
     9.45.  Social         WORKPLACE       Proposals to amend a company's EEO statement in order to prohibit           A
            and            DIVERSITY:      discrimination based on sexual orientation.
            Environmental  Sexual
            Issues         Orientation
------------------------------------------------------------------------------------------------------------------------------
     9.46.  Social         Sexual          Proposals to extend company benefits to or eliminate benefits from          A
            and            Orientation     domestic partners.
            Environmental
            Issues
------------------------------------------------------------------------------------------------------------------------------
     10.0.  Mutual         Election        Director nominees who are not described below.                              F
            Fund           of
            Proxies        Directors
------------------------------------------------------------------------------------------------------------------------------
     10.1.  Mutual         Election        Ignore a shareholder proposal that is approved by a majority of the         W
            Fund           of              votes cast for two consecutive years.
            Proxies        Directors
------------------------------------------------------------------------------------------------------------------------------
     10.2.  Mutual         Convert         Conversion Proposals.                                                       C
            Fund           Closed-end
            Proxies        Fund to
                           Open-end Fund
------------------------------------------------------------------------------------------------------------------------------
     10.3.  Mutual         Proxy           Proxy Contests.                                                             C
            Fund           Contests
            Proxies
------------------------------------------------------------------------------------------------------------------------------
     10.4.  Mutual         Investment      Investment Advisory Agreements.                                             F
            Fund           Advisory
            Proxies        Agreements
------------------------------------------------------------------------------------------------------------------------------
     10.5.  Mutual         Approve New     The establishment of new classes or series of shares.                       F
            Fund           Classes or
            Proxies        Series of
                           Shares
------------------------------------------------------------------------------------------------------------------------------
     10.6.  Mutual         Change          Proposals to change a fund's fundamental restriction to a                   C
            Fund           Fundamental     non-fundamental restriction.
            Proxies        Restriction to
                           Non-fundamental
                           Restriction
------------------------------------------------------------------------------------------------------------------------------
     10.7.  Mutual         Change          Proposals to change a fund's fundamental investment objective to a          C
            Fund           Fundamental     non-fundamental investment objective.
            Proxies        Investment
                           Objective to
                           Non-fundamental
------------------------------------------------------------------------------------------------------------------------------
     10.8.  Mutual         Name            Name change proposals.                                                      F
            Fund           Change
            Proxies        Proposals
------------------------------------------------------------------------------------------------------------------------------
     10.9.  Mutual         Change in       To change a fund's sub-classification.                                      F
            Fund           Fund's
            Proxies        Sub-
                           classification
------------------------------------------------------------------------------------------------------------------------------
    10.10.  Mutual         Disposition     To dispose of assets, liquidate or terminate the fund.                      F
            Fund           of Assets/
            Proxies        Termination/
                           Liquidation
------------------------------------------------------------------------------------------------------------------------------
    10.11.  Mutual         Changes to      To make changes to the charter document.                                    C
            Fund           the Charter
            Proxies        Document
------------------------------------------------------------------------------------------------------------------------------
    10.12.  Mutual         Changes to      Removal shareholder approval requirement to reorganize or terminate the     F
            Fund           the Charter     trust or any of its series.
            Proxies        Document
------------------------------------------------------------------------------------------------------------------------------
    10.13.  Mutual         Changes to      Removal of shareholder approval requirement for amendments to the new       F
            Fund           the Charter     declaration of trust.
            Proxies        Document
------------------------------------------------------------------------------------------------------------------------------
    10.14.  Mutual         Changes to      Removal of shareholder approval requirement to amend the fund's             F
            Fund           the Charter     management contract, allowing the contract to be modified by the
            Proxies        Document        investment manager and the trust management, as permitted by the 1940
                                           Act.
------------------------------------------------------------------------------------------------------------------------------
    10.15.  Mutual         Changes to      Allow the trustees to impose other fees in addition to sales charges on     F
            Fund           the Charter     investment in a fund, such as deferred sales charges and redemption fees
            Proxies        Document        that may be imposed upon redemption of a fund's shares.
------------------------------------------------------------------------------------------------------------------------------
    10.16.  Mutual         Changes to      Removal of shareholder approval requirement to engage in and                F
            Fund           the Charter     terminate Sub-advisory arrangements.
            Proxies        Document
------------------------------------------------------------------------------------------------------------------------------
    10.17.  Mutual         Changes to      Removal of shareholder approval requirement to change the domicile of       F
            Fund           the Charter     the fund.
            Proxies        Document
------------------------------------------------------------------------------------------------------------------------------

                      PROXY VOTING POLICIES ADOPTED 4/19/04
                         TRUSCO CAPITAL MANAGEMENT, INC.


------------------------------------------------------------------------------------------------------------------------------
    NUMBER    CHAPTER        SECTION       BALLOT ITEM / PROPOSAL                                                     VOTE
                                           [F=FOR, A=AGAINST, W=WITHHOLD, C=CASE BY CASE]
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
    10.18.   Mutual Fund   Change          Fund's Reincorporation                                                      C
             Proxies       the
                           Fund's
                           Domicile
------------------------------------------------------------------------------------------------------------------------------
    10.19.   Mutual Fund   Authorize       Proposals authorizing the board to hire/terminate sub-advisors without      F
             Proxies       the Board to    shareholder approval.
                           Hire and
                           Terminate
                           Subadvisors
                           without
                           Shareholder
                           Approval
------------------------------------------------------------------------------------------------------------------------------
    10.20.   Mutual Fund   Distribution    Distribution Agreements.                                                    F
             Proxies       Agreements
------------------------------------------------------------------------------------------------------------------------------
    10.21.   Mutual Fund   Master-Feeder   Establishment of a master-feeder structure.                                  F
             Proxies       Structure
------------------------------------------------------------------------------------------------------------------------------
    10.22.   Mutual Fund   Mergers         Mergers and Acquisitions.                                                   C
             Proxies
------------------------------------------------------------------------------------------------------------------------------
    10.23.   Mutual Fund   Shareholder     To mandate a specific minimum amount of stock that directors must own in    A
             Proxies       Proposals to    order to qualify as a director orto remain on the board.
                           Establish
                           Director
                           Ownership
                           Requirement
------------------------------------------------------------------------------------------------------------------------------
    10.24.   Mutual        Shareholder     To reimburse proxy solicitation expenses.                                   C
             Proxies Fund  Proposals to
                           Proxy
                           Reimburse
                           Solicitation
                           Expenses
------------------------------------------------------------------------------------------------------------------------------
    10.25.   Mutual Fund   Shareholder     To terminate the investment advisor.                                        C
             Proxies       Proposals to
                           Terminate
                           Investment
                           Advisor
---------------------------------------------------------------------------------------------------------------------------